Exhibit 10.03

Certain portions hereof denoted with “[***]” have been omitted pursuant to a Request for

Confidential Treatment and have been filed separately with the Commission

$180,000,000 REVOLVING CREDIT FACILITY

CREDIT AGREEMENT

by and among

UNDER ARMOUR, INC.,

THE LENDERS PARTY HERETO,

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent,

SUNTRUST BANK, as Syndication Agent

and

COMPASS BANK, as Documentation Agent

Dated as of January 28, 2009

TABLE OF CONTENTS

			Page
1.	CERTAIN DEFINITIONS		1
	1.1	Certain Definitions.	1
	1.2	Construction.	18
	1.3	Accounting Principles.	19

2.	REVOLVING CREDIT AND SWING LOAN FACILITIES		19
	2.1	Revolving Credit Commitments.	19
	2.2	Nature of Lenders’ Obligations with Respect to Revolving Credit Loans.	20
	2.3	Commitment Fees.	20
	2.4	Increase in Revolving Credit Commitments.	20
	2.5	Revolving Credit Loan Requests; Swing Loan Requests.	22
	2.6	Making Revolving Credit Loans and Swing Loans; Presumptions by the Administrative Agent; Repayment of Revolving Credit Loans; Borrowings to Repay Swing Loans.	23
	2.7	Notes.	24
	2.8	Use of Proceeds.	24
	2.9	Letter of Credit Subfacility.	24

3.	INTEREST RATES		29
	3.1	Interest Rate Options.	29
	3.2	Interest Periods.	30
	3.3	Interest After Default.	30
	3.4	LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available.	31
	3.5	Selection of Interest Rate Options.	32

4.	PAYMENTS		32
	4.1	Payments.	32
	4.2	Pro Rata Treatment of Lenders.	32
	4.3	Sharing of Payments by Lenders.	32
	4.4	Presumptions by Administrative Agent.	33
	4.5	Interest Payment Dates.	33
	4.6	Voluntary Prepayments.	33
	4.7	Mandatory Prepayments.	34
	4.8	Receipt and Application of Payment.	35
	4.9	Collections; Administrative Agent’s Right to Notify Account Receivable Debtors.	35
	4.10	Increased Costs.	35
	4.11	Taxes.	37
	4.12	Indemnity.	38
	4.13	Settlement Date Procedures.	39

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5.	REPRESENTATIONS AND WARRANTIES		39
	5.1	Representations and Warranties.	39
	5.2	Updates to Schedules Upon Borrowing.	42

6.	CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT		42
	6.1	First Loans and Letters of Credit.	43
	6.2	Each Loan or Letter of Credit.	44

7.	COVENANTS		44
	7.1	Affirmative Covenants.	44
	7.2	Negative Covenants.	46
	7.3	Reporting Requirements.	48

8.	DEFAULT		50
	8.1	Events of Default.	50
	8.2	Consequences of Event of Default.	51

9.	THE ADMINISTRATIVE AGENT		53
	9.1	Appointment and Authority.	53
	9.2	Rights as a Lender.	53
	9.3	Exculpatory Provisions.	53
	9.4	Reliance by Administrative Agent.	54
	9.5	Delegation of Duties.	54
	9.6	Resignation of Administrative Agent.	55
	9.7	Non-Reliance on Administrative Agent and Other Lenders.	55
	9.8	No Other Duties, etc.	56
	9.9	Administrative Agent’s Fee.	56
	9.10	Authorization to Release Collateral and Guarantors.	56
	9.11	No Reliance on Administrative Agent’s Customer Identification Program.	56

10.	MISCELLANEOUS		56
	10.1	Modifications, Amendments or Waivers.	56
	10.2	No Implied Waivers; Cumulative Remedies.	57
	10.3	Expenses; Indemnity; Damage Waiver.	57
	10.4	Holidays.	58
	10.5	Notices; Effectiveness; Electronic Communication.	59
	10.6	Severability.	59
	10.7	Duration; Survival.	59
	10.8	Successors and Assigns.	60
	10.9	Confidentiality.	62
	10.10	Counterparts; Integration; Effectiveness.	63
	10.11	CHOICE OF LAW; SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL.	63
	10.12	USA Patriot Act Notice.	64

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LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE 1.1(A)	-	PRICING GRID
SCHEDULE 1.1(B)	-	COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES
SCHEDULE 1.1(C)	-	QUALIFIED ACCOUNTS RECEIVABLE
SCHEDULE 1.1(D)	-	QUALIFIED INVENTORY
SCHEDULE 1.1(P)	-	PERMITTED LIENS
SCHEDULE 5.1.1	-	QUALIFICATIONS TO DO BUSINESS
SCHEDULE 5.1.2	-	EXISTING SUBSIDIARIES
SCHEDULE 5.1.5	-	LITIGATION
SCHEDULE 5.1.10	-	PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES, ETC.
SCHEDULE 5.1.14	-	ENVIRONMENTAL DISCLOSURES
SCHEDULE 6.1.1	-	OPINION OF COUNSEL
SCHEDULE 7.1.3	-	INSURANCE REQUIREMENTS RELATING TO COLLATERAL
SCHEDULE 7.2.1	-	PERMITTED INDEBTEDNESS
SCHEDULE 7.1.11	-	POST-CLOSING LANDLORD’S WAIVERS

EXHIBITS

EXHIBIT 1.1(A)	-	ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT 1.1(G)(1)	-	GUARANTOR JOINDER
EXHIBIT 1.1(G)(2)	-	GUARANTY AGREEMENT
EXHIBIT 1.1(I)(1)	-	INDEMNITY AGREEMENT
EXHIBIT 1.1(I)(2)	-	INTERCOMPANY SUBORDINATION AGREEMENT
EXHIBIT 1.1(L)	-	LOCKBOX AGREEMENT
EXHIBIT 1.1(N)(1)	-	REVOLVING CREDIT NOTE
EXHIBIT 1.1(N)(2)	-	SWING LOAN NOTE
EXHIBIT 1.1(P)(2)	-	PLEDGE AGREEMENT
EXHIBIT 1.1(S)	-	SECURITY AGREEMENT
EXHIBIT 2.4	-	LENDER JOINDER
EXHIBIT 2.5	-	LOAN REQUEST
EXHIBIT 2.5.2	-	SWING LOAN REQUEST
EXHIBIT 6.1.1(i)	-	BORROWING BASE CERTIFICATE
EXHIBIT 6.1.1(xiii)	-	LANDLORD’S WAIVER
EXHIBIT 7.3.4	-	QUARTERLY COMPLIANCE CERTIFICATE

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CREDIT AGREEMENT

THIS CREDIT AGREEMENT (as hereafter amended, the “Agreement”) is dated as of January 28, 2009 and is made by and among UNDER ARMOUR, INC., a Maryland corporation (the “Borrower”), each of the GUARANTORS (as hereinafter defined), the LENDERS (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under this Agreement (hereinafter referred to in such capacity as the “Administrative Agent”), SUNTRUST BANK, as Syndication Agent, and COMPASS BANK, as Documentation Agent.

The Borrower has requested the Lenders to provide a revolving credit facility to the Borrower in an aggregate principal amount not to exceed $180,000,000. In consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. CERTAIN DEFINITIONS

1.1 Certain Definitions. In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

Account Receivable shall mean, individually, a Domestic Account Receivable, a Domestic Credit Card Account Receivable or a Domestic Royalty Account Receivable, as applicable. All Accounts Receivable, whether Qualified Accounts Receivable or not, shall be subject to the Lenders’ Prior Security Interest, subject to Permitted Liens, if any.

Account Receivable Debtor shall mean any Person who is or who may become obligated to a Loan Party under, with respect to, or on account of, an Account Receivable.

Administrative Agent shall mean PNC Bank, National Association, and its successors and assigns.

Administrative Agent’s Fee shall have the meaning specified in Section 9.9 [Administrative Agent’s Fee].

Administrative Agent’s Letter shall have the meaning specified in Section 9.9 [Administrative Agent’s Fee].

Affiliate as to any Person any other Person (i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 10% or more of any class of the voting or other equity interests of such Person, or (iii) 10% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Notwithstanding anything to the contrary herein, with respect to the Borrower, the term “Affiliate” shall not include any party identified as beneficially owning or controlling more than 5% of any class of the voting shares of the Borrower or any Person that directly or indirectly controls, is controlled by, or is under common control with such Person; provided, however, that Kevin A. Plank and J. Scott Plank shall constitute Affiliates of the Borrower.

Anti-Terrorism Laws shall mean any Laws relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing Laws may from time to time be amended, renewed, extended, or replaced).

Applicable Commitment Fee Rate shall mean the percentage rate per annum based on the Leverage Ratio then in effect according to the pricing grid on Schedule 1.1(A) below the heading “Commitment Fee”.

Applicable Letter of Credit Fee Rate shall mean the percentage rate per annum based on the Leverage Ratio then in effect according to the pricing grid on Schedule 1.1(A) below the heading “Letter of Credit Fee”.

Applicable Margin shall mean, as applicable:

(A) the percentage spread to be added to the Base Rate applicable to Revolving Credit Loans under the Base Rate Option based on the Leverage Ratio then in effect according to the pricing grid on Schedule 1.1(A) below the heading “Revolving Credit Base Rate Spread”, or

(B) the percentage spread to be added to the LIBOR Rate applicable to Revolving Credit Loans under the LIBOR Rate Option based on the Leverage Ratio then in effect according to the pricing grid on Schedule 1.1(A) below the heading “Revolving Credit LIBOR Rate Spread”.

Approved Fund shall mean any fund that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

Assignment and Assumption means an assignment and assumption entered into by a Lender and an assignee permitted under Section 10.8 [Successors and Assigns], in substantially the form of Exhibit 1.1(A).

Authorized Officer shall mean, with respect to any Loan Party, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Treasurer or Assistant Treasurer of such Loan Party or such other individuals, designated by written notice to the Administrative Agent from the Borrower, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. The Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Administrative Agent.

Base Rate shall mean, for any day, a fluctuating per annum rate of interest equal to the highest of (a) the Federal Funds Open Rate plus 50 basis points (0.5%), (b) the Prime Rate, (c) the Daily LIBOR Rate plus 100 basis points (1.0%), and (iv) 225 basis points (2.25%). Any change in the Base Rate (or any component thereof) shall take effect at the opening of business on the day such change occurs. Interest on Loans at the Base Rate shall be calculated based on a year of 360 days and actual days elapsed.

Base Rate Option shall mean the option of the Borrower to have Loans bear interest at the rate and under the terms set forth in Section 3.1.1(i) [Revolving Credit Base Rate Option].

Borrowing Base shall mean at any time the sum of (i) 80% of Qualified Accounts Receivable (“Accounts Portion”), plus (ii) 50% of Qualified Inventory (“Inventory Portion”), but in no event shall the Inventory Portion exceed 50% of the Borrowing Base. Notwithstanding anything to the contrary herein, upon the occurrence and during the existence of any Material Adverse Change, the Required Lenders may, in their sole discretion, at any time hereafter, decrease the advance percentage for Qualified Accounts Receivable and Qualified Inventory, or increase the level of any reserves or ineligibles, or define or maintain such other reserves or ineligibles, as the Required Lenders may deem necessary or appropriate. Any such change shall become effective immediately upon written notice from the Administrative Agent to the Borrower for the purpose of calculating the Borrowing Base hereunder.

Borrowing Base Certificate shall mean a certificate in substantially the form of Exhibit 6.1.1(i).

Borrower shall mean Under Armour, Inc., a corporation organized and existing under the laws of the State of Maryland.

Borrowing Date shall mean, with respect to any Loan, the date for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day.

Borrowing Tranche shall mean specified portions of Loans outstanding as follows: (i) any Loans to which a LIBOR Rate Option applies which become subject to the same Interest Rate Option under the same Loan Request by the Borrower and which have the same Interest Period shall constitute one Borrowing Tranche, and (ii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

Business Day shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania and if the applicable Business Day relates to any Loan to which the LIBOR Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market.

Cash Collateral Account shall have the meaning assigned to that term in Section 4.8.

Change in Law shall mean the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any Law, (b) any change in any Law or in the administration, interpretation or application thereof by any Official Body or (c) the making or issuance of any request, guideline or directive (whether or not having the force of Law) by any Official Body.

Change of Control shall mean the occurrence of any of the following: (a) the failure of Kevin Plank and/or any of the Kevin Plank Family Entities, at any time, to own and control, directly or indirectly, of record and beneficially, voting securities or other interests constituting at least fifty-one percent (51%) of the votes entitled to be cast for the election of directors of the Borrower; or (b) within a period of twelve (12) consecutive calendar months, individuals who were directors of the Borrower on the first day of such period shall cease to constitute a majority of the board of directors of the Borrower unless such new directors were selected by the then-incumbent directors.

Closing Date shall mean the Business Day on which the first Loan may be made, which shall be January 28, 2009.

Code shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

Collateral shall mean the collateral under the (i) Security Agreement and (ii) Pledge Agreement.

Commitment shall mean as to any Lender the aggregate of its Revolving Credit Commitment and, in the case of the Agent, its Swing Loan Commitment, and Commitments shall mean the aggregate of the Revolving Credit Commitments and Swing Loan Commitment of all of the Lenders.

Commitment Fee shall have the meaning specified in Section 2.3 [Commitment Fees].

Compliance Certificate shall have the meaning specified in Section 7.3.4 [Certificate of the Borrower].

Complying Lender shall mean any Lender which is not a Non-Complying Lender.

Consolidated EBITDA for any period of determination shall mean (a) the sum of (i) net income (excluding extraordinary items), (ii) depreciation expense, (iii) amortization expense, (iv) all other non-cash charges to net income, (v) taxes and (vi) interest expense minus (b) non-cash credits to net income, in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

Copyrights shall mean all of the Loan Parties’ present and hereafter acquired copyrights, copyright registrations, recordings, applications, designs, styles, licenses, marks, prints and labels bearing any of the foregoing, all reissues and renewals thereof, all licenses thereof, all other general intangible, intellectual property and other rights pertaining to any of the foregoing, together with the goodwill associated therewith, and all income, royalties and other proceeds of any of the foregoing.

Daily LIBOR Rate shall mean, for any day, the rate per annum determined by the Administrative Agent by dividing (x) the Published Rate by (y) a number equal to 1.00 minus the LIBOR Reserve Percentage on such day.

Depository shall have the meaning assigned to that term in Section 4.8.

Dollar, Dollars, U.S. Dollars and the symbol $ shall mean lawful money of the United States of America.

Domestic Account Receivable shall mean any account, contract right, general intangible, chattel paper, instrument or document representing any right to payment for goods sold or services rendered, whether or not earned by performance and whether or not evidenced by a contract, instrument or document, which is now owned or hereafter acquired by a Loan Party. All Domestic Accounts Receivable, whether Qualified Accounts Receivable or not, shall be subject to the Lenders’ Prior Security Interest, subject to Permitted Liens, if any.

Domestic Credit Card Account Receivable shall mean any amounts due to any of the Loan Parties from Amex, MasterCard, Discover and Visa, in relation to purchases made by customers using credit cards. All Domestic Credit Card Accounts Receivable, whether Qualified Accounts Receivable or not, shall be subject to the Lenders’ Prior Security Interest, subject to Permitted Liens, if any.

Domestic Royalty Account Receivable shall mean any account receivable of any of the Loan Parties arising from the licensing by the Loan Parties of any Trademarks owned by any of the Loan Parties. All Domestic Royalty Accounts Receivable, whether Qualified Accounts Receivable or not, shall be subject to the Lenders’ Prior Security Interest, subject to Permitted Liens, if any.

Drawing Date shall have the meaning specified in Section 2.9.3 [Disbursements, Reimbursement].

Environmental Laws shall mean all applicable federal, state, local, tribal, territorial and foreign Laws (including common law), constitutions, statutes, treaties, regulations, rules, ordinances and codes and any consent decrees, settlement agreements, judgments, orders, directives, policies or programs issued by or entered into with a governmental authority pertaining or relating to: (i) pollution or pollution control; (ii) protection of human health or the environment from exposure to regulated substances; (iii) protection of the environment and/or natural resources; (iv) the presence, use, management, generation, manufacture, processing, extraction, treatment, recycling, refining, reclamation, labeling, packaging, sale, transport, storage, collection, distribution, disposal or release or threat of release of regulated substances; (v) the presence of contamination; (vi) the protection of endangered or threatened species; and (vii) the protection of environmentally sensitive areas.

ERISA shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

ERISA Affiliate shall mean, at any time, any trade or business (whether or not incorporated) under common control with the Borrower and are treated as a single employer under Section 414 of the Code.

ERISA Event means (a) a reportable event (under Section 4043 of ERISA and regulations thereunder) with respect to a Pension Plan; (b) a withdrawal by Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Borrower or any ERISA Affiliate.

ERISA Group shall mean, at any time, the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

Event of Default shall mean any of the events described in Section 8.1 [Events of Default] and referred to therein as an “Event of Default.”

Excluded Taxes shall mean, with respect to the Administrative Agent, any Lender, the Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new lending office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 4.11.5 [Taxes – Status of Lenders], except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 4.11.1 [Taxes – Payment Free of Taxes].

Executive Order No. 13224 shall mean the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

Existing Credit Agreement shall mean the Third Amended and Restated Financing Agreement among CIT Group/Commercial Services, Inc., as Agent, Wachovia Bank, National Association, as Documentation Agent, SunTrust Bank, as Syndication Agent and the Lenders that are party thereto and the Borrower dated December 22, 2006.

Existing Credit Obligations shall mean “Obligations” as such term is defined under the Existing Credit Agreement.

Expiration Date shall mean, with respect to the Revolving Credit Commitments, January 28, 2012.

Federal Funds Effective Rate for any day shall mean the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the

Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the “Federal Funds Effective Rate” as of the date of this Agreement; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the “Federal Funds Effective Rate” for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced.

Federal Funds Open Rate shall mean, for any day, the rate per annum (based on a year of 360 days and actual days elapsed) which is the daily federal funds open rate as quoted by ICAP North America, Inc. (or any successor) as set forth on the Bloomberg Screen BTMM for that day opposite the caption “OPEN” (or on such other substitute Bloomberg Screen that displays such rate), or as set forth on such other recognized electronic source used for the purpose of displaying such rate as selected by the Administrative Agent (an “Alternate Source”) (or if such rate for such day does not appear on the Bloomberg Screen BTMM (or any substitute screen) or on any Alternate Source, or if there shall at any time, for any reason, no longer exist a Bloomberg Screen BTMM (or any substitute screen) or any Alternate Source, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error); provided, however, that if such day is not a Business Day, the Federal Funds Open Rate for such day shall be the “open” rate on the immediately preceding Business Day. The rate of interest charged shall be adjusted as of each Business Day based on changes in the Federal Funds Open Rate without notice to the Borrower.

Fixed Charge Coverage Ratio shall mean the ratio of (A) Consolidated EBITDA to (B) Fixed Charges (i) for the four fiscal quarters then ending if such date is a fiscal quarter end or (ii) for the four fiscal quarters most recently ended if such date is not a fiscal quarter end.

Fixed Charges shall mean for any period of determination the sum of interest expense, income taxes, scheduled principal installments on Indebtedness, dividends, unfinanced capital expenditures and payments under capitalized leases, in each case of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

Foreign Lender shall mean any Lender that is organized under the Laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

Foreign Subsidiary shall mean, with respect to any Person, a Subsidiary of such Person, which Subsidiary is not incorporated or otherwise organized under the laws of a state of the United States of America or the District of Columbia.

GAAP shall mean generally accepted accounting principles as are in effect from time to time, subject to the provisions of Section 1.3 [Accounting Principles], and applied on a consistent basis both as to classification of items and amounts.

Guarantor shall mean each of the parties to this Agreement which is designated as a “Guarantor” on the signature page hereof and each other Person which joins this Agreement as a Guarantor after the date hereof.

Guarantor Joinder shall mean a joinder by a Person as a Guarantor under the Loan Documents in the form of Exhibit 1.1(G)(1).

Guaranty of any Person shall mean any obligation of such Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

Guaranty Agreement shall mean the Continuing Agreement of Guaranty and Suretyship in substantially the form of Exhibit 1.1(G)(2) executed and delivered by each of the Guarantors.

Increasing Lender shall have the meaning assigned to that term in Section 2.4(i).

Indebtedness shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money; (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility; (iii) reimbursement obligations (contingent or otherwise) under any currency swap agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device; (iv) Letter of Credit Obligations; (v) any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than sixty (60) days past due); or (vi) any Guaranty of Indebtedness for borrowed money.

Indemnified Taxes shall mean Taxes other than Excluded Taxes.

Indemnitee shall have the meaning specified in Section 10.3.2 [Indemnification by the Borrower].

Indemnity shall mean the Indemnity Agreement in the form of Exhibit 1.1(I)(1) relating to possible environmental liabilities associated with any of the owned or leased real property of the Loan Parties or their Subsidiaries.

Information shall mean all information made available to the Administrative Agent or Lenders relating to the Loan Parties or any of such Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Issuing Lender on a non-confidential basis prior to disclosure by the Loan Parties or any of their Subsidiaries, provided that, in the case of information received from the Loan Parties or any of their Subsidiaries after the date of this Agreement, such information is clearly identified at the time of delivery as confidential.

Insolvency Proceeding shall mean, with respect to any Person, (a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person’s creditors generally or any substantial portion of its creditors; undertaken under any Law.

Intercompany Subordination Agreement shall mean a Subordination Agreement among the Loan Parties in the form attached hereto as Exhibit 1.1(I)(2).

Interest Period shall mean the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Revolving Credit Loans bear interest under the LIBOR Rate Option. Subject to the last sentence of this definition, such period shall be one, two, three or six Months. Such Interest Period shall commence on the effective date of such Interest Rate Option, which shall be (i) the Borrowing Date if the Borrower is requesting new Loans, or (ii) the date of renewal of or conversion to the LIBOR Rate Option if the Borrower is renewing or converting to the LIBOR Rate Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (B) the Borrower shall not select, convert to or renew an Interest Period for any portion of the Loans that would end after the Expiration Date.

Interest Rate Hedge shall mean an interest rate exchange, collar, cap, swap, adjustable strike cap, adjustable strike corridor or similar agreements entered into by the Loan Parties or their Subsidiaries in order to provide protection to, or minimize the impact upon, the Borrower, the Guarantor and/or their Subsidiaries of increasing floating rates of interest applicable to Indebtedness.

Interest Rate Option shall mean any LIBOR Rate Option or Base Rate Option.

Inventory shall mean any and all goods, merchandise and other personal property, including, without limitation, goods in transit, wheresoever located and whether now owned or hereafter acquired by any Loan Party which are or may at any time be held as raw materials, finished goods, work-in-process, supplies or materials used or consumed in the such Loan Party’s business or held for sale or lease, including, without limitation, (a) all such property the sale or other disposition of which has given rise to Accounts Receivable and which has been returned to or repossessed or stopped in transit by such Loan Party, and (b) all packing, shipping and advertising materials relating to all or any such property. All Inventory, whether Qualified Inventory or not, shall be subject to the Lenders’ Prior Security Interest, subject to Permitted Liens, if any.

IRS shall mean the Internal Revenue Service.

Issuing Lender means PNC Bank, in its individual capacity as issuer of Letters of Credit hereunder, and any other Lender that Borrower, Administrative Agent and such other Lender may agree may from time to time issue Letters of Credit hereunder.

Joint Venture shall mean a corporation, partnership, limited liability company or other entities in which any Person other than the Loan Parties and their Subsidiaries holds, directly or indirectly, an equity interest.

Kevin Plank Family Entity shall mean (i) any not-for-profit corporation controlled by Kevin Plank, his wife or children, or any combination thereof, (ii) any other corporation if at least 66% of the value and voting power of its outstanding equity is owned by Kevin Plank, his wife or children, or any combination thereof; (iii) any partnership if at least 66% of the value and voting power of its partnership interests are owned by Kevin Plank, his wife or children, or any combination thereof; (iv) any limited liability or similar company if at least 66% of the value and voting power of the company and its membership interests are owned by Kevin Plank, his wife or children; or (v) any trust the primary beneficiaries of which are Kevin Plank, his wife, children and/or charitable organizations, which if the trust is a wholly charitable trust, at least 66% of the trustees of such trust are appointed by Kevin Plank or his wife.

Law shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award by or settlement agreement with any Official Body.

Lender Provided Interest Rate Hedge shall mean an Interest Rate Hedge which is provided by any Lender or its Affiliate and with respect to which the Administrative Agent confirms: (i) is documented in a standard International Swap Dealer Association Agreement, (ii) provides for the method of calculating the reimbursable amount of the provider’s credit exposure in a reasonable and customary manner, and (iii) is entered into for hedging (rather than speculative) purposes. The Administrative Agent agrees to review these promptly to determine whether (i) applies.

Lenders shall mean the financial institutions named on Schedule 1.1(B) and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Lender. For the purpose of any Loan Document which provides for the granting of a security interest or other Lien to the Lenders or to the Administrative Agent for the benefit of the Lenders as security for the Obligations, “Lenders” shall include any Affiliate of a Lender to which such Obligation is owed.

Letter of Credit shall have the meaning specified in Section 2.9.1 [Issuance of Letters of Credit].

Letter of Credit Borrowing shall have the meaning specified in Section 2.9.3 [Disbursements, Reimbursement].

Letter of Credit Fee shall have the meaning specified in Section 2.9.2 [Letter of Credit Fees].

Letter of Credit Obligation means, as of any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit on such date (if any Letter of Credit shall increase in amount automatically in the future, such aggregate amount available to be drawn shall currently give effect to any such future increase) plus the aggregate Reimbursement Obligations and Letter of Credit Borrowings on such date.

Letter of Credit Sublimit shall have the meaning specified in Section 2.9.1 [Letter of Credit Subfacility].

Leverage Ratio shall mean, as of the end of any date of determination, the ratio of (A) Total Debt on such date to (B) Consolidated EBITDA (i) for the four fiscal quarters then ending if such date is a fiscal quarter end or (ii) for the four fiscal quarters most recently ended if such date is not a fiscal quarter end.

LIBOR Rate shall mean, with respect to the Loans comprising any Borrowing Tranche to which the LIBOR Rate Option applies for any Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which US dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source selected by the Administrative Agent which has been approved by the British Bankers’ Association as an authorized information vendor for the purpose of displaying rates at which US dollar deposits are offered by leading banks in the London interbank deposit market (an “Alternate Source”), at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period as the London interbank offered rate for U.S. Dollars for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any Alternate Source, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error)), by (ii) a number equal to 1.00 minus the LIBOR Reserve Percentage. LIBOR may also be expressed by the following formula:

Average of London interbank offered rates quoted
by Bloomberg or appropriate successor as shown on

LIBOR =	Bloomberg Page BBAM1
1.00 - LIBOR Reserve Percentage

provided, that in no event shall the LIBOR Rate be less than 125 basis points (1.25%).

The LIBOR Rate shall be adjusted with respect to any Loan to which the LIBOR Rate Option applies that is outstanding on the effective date of any change in the LIBOR Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrower of the LIBOR Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

LIBOR Rate Option shall mean the option of the Borrower to have Loans bear interest at the rate and under the terms set forth in Section 3.1.1(ii) [Revolving Credit LIBOR Rate Option].

LIBOR Reserve Percentage shall mean as of any day the maximum percentage in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency Liabilities”).

Lien shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

Loan Documents shall mean this Agreement, the Administrative Agent’s Letter, the Guaranty Agreement, the Indemnity, the Intercompany Subordination Agreement, the Notes, the Pledge Agreement, the Security Agreement, and any other instruments, certificates or documents delivered in connection herewith or therewith.

Loan Parties shall mean the Borrower and the Guarantors.

Loan Request shall have the meaning specified in Section 2.5 [Revolving Credit Loan Requests].

Loans shall mean collectively and Loan shall mean separately all Revolving Credit Loans and Swing Loans or any Revolving Credit Loan or Swing Loan.

Lockbox Agreement shall mean the Lockbox Agreement in substantially the form attached hereto as Exhibit 1.1(L) executed and delivered by the applicable Loan Parties to the Administrative Agent.

Material Adverse Change shall mean any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is or could reasonably be expected to be material and adverse to the business, properties, assets, financial condition or results of operations of the Loan Parties taken as a whole, (c) impairs materially or could reasonably be expected to impair materially the ability of the Loan Parties taken as a whole to duly and punctually pay or perform its Indebtedness, or (d) impairs materially or could reasonably be expected to impair materially the ability of the Administrative Agent or any of the Lenders, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

Month, with respect to an Interest Period under the LIBOR Rate Option, shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Interest Period. If any LIBOR Rate Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Interest Period is to end, the final month of such Interest Period shall be deemed to end on the last Business Day of such final month.

Multiemployer Plan shall mean any employee benefit plan which is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

New Lender shall have the meaning assigned to that term in Section 2.4(i).

Non-Complying Lender shall mean any Lender which has failed to fund any Loan which it is required to fund, or pay any other amount which it is required to pay to the Administrative Agent or any other Lender pursuant to the Loan Documents, within one (1) Business Day of the due date therefor.

Non-Consenting Lender shall have the meaning specified in Section 10.1 [Modifications, Amendments or Waivers].

Notes shall mean, collectively, the promissory notes in the form of Exhibit 1.1(N)(1) evidencing the Revolving Credit Loans and in the form of Exhibit 1.1(N)(2) evidencing the Swing Loan.

Notices shall have the meaning specified in Section 10.5 [Notices; Effectiveness; Electronic Communication].

Obligation shall mean any obligation or liability of any of the Loan Parties, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with (i) this Agreement, the Notes, the Letters of Credit, the Administrative Agent’s Letter or any other Loan Document whether to the Administrative Agent, any of the Lenders or their Affiliates or other persons provided for under such Loan Documents, (ii) any Lender Provided Interest Rate Hedge and (iii) any Other Lender Provided Financial Service Product.

Official Body shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

Other Lender Provided Financial Service Product shall mean agreements or other arrangements under which any Lender or Affiliate of a Lender provides any of the following products or services to any of the Loan Parties: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH Transactions, (f) cash management, including controlled disbursement, accounts or services, or (g) foreign currency exchange.

Other Taxes shall mean all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

Participant has the meaning specified in Section 10.8.4 [Participations].

Participation Advance shall have the meaning specified in Section 2.9.3 [Disbursements, Reimbursement].

Patents shall mean all of the Loan Parties’ present and hereafter acquired patents, patent applications, registrations, all reissues and renewals thereof, all licenses thereof, all inventions and improvements claimed thereunder, all general intangible, intellectual property and other rights of any Loan Party with respect thereto, and all income, royalties and other proceeds of the foregoing.

Payment Date shall mean the first day of each calendar quarter after the date hereof and on the Expiration Date or upon acceleration of the Notes.

Payment In Full shall mean payment in full in cash of the Loans and other Obligations hereunder, termination of the Commitments and expiration or termination of all Letters of Credit.

PBGC shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

Pension Plan means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by Borrower or any ERISA Affiliate or to which Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any times during the immediately preceding five plan years.

Permitted Indebtedness shall mean:

(i) Indebtedness under the Loan Documents;

(ii) Existing Indebtedness as of the Closing Date as set forth on Schedule 7.2.1 (including any extensions or renewals thereof); provided there is no increase in the amount thereof or other significant change in the terms thereof unless otherwise specified on Schedule 7.2.1;

(iii) Capitalized leases and Indebtedness secured by Purchase Money Security Interests not exceeding $35,000,000 in the aggregate;

(iv) Indebtedness of a Loan Party to another Loan Party or to a Subsidiary of a Loan Party;

(v) Any (i) Lender Provided Interest Rate Hedge, (ii) other Interest Rate Hedge approved by the Administrative Agent or (iii) Indebtedness under any Other Lender Provided Financial Services Product;

(vi) Guarantee obligations of a Loan Party or any Subsidiary of a Loan Party for any Indebtedness otherwise permitted by this Agreement;

(vii) Indebtedness of the Borrower or any of its Subsidiaries arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn by the Borrower or such Subsidiary in the ordinary course of business against insufficient funds, in the maximum amount outstanding from time to time of $50,000, so long as such Indebtedness is repaid within five (5) Business Days of the creation of such condition;

(viii) Additional Indebtedness of the Borrower or any of its Subsidiaries in an aggregate principal amount (for the Borrower and all Subsidiaries) not to exceed $2,500,000 at any one time outstanding;

(ix) Indebtedness of the Borrower or any of its Subsidiaries in respect of workers’ compensation claims, property casualty or liability insurance, take-or-pay obligations in supply arrangements, self-insurance obligations, performance, bid and surety bonds and completion guaranties, in each case in the ordinary course of business; and

(x) Indebtedness of any Loan Party or Subsidiary for refinancings, replacements, modifications, refundings, renewals or extensions of Indebtedness that constitutes Permitted Indebtedness, provided that (i) there is no increase in the principal amount (or accrued value) thereof (excluding accrued interest, fees, discounts, premiums and expenses), (ii) the weighted average life to maturity of such Indebtedness is greater than or equal to the shorter of (A) the weighted average life to maturity of the Indebtedness being refinanced and (B) the weighted average life to maturity that would result if all payments of principal on the Indebtedness being refinanced that were due on or after the date that is one year following the Expiration Date were instead due one year following the Expiration Date, (iii) if the Indebtedness being refinanced, refunded, modified, renewed or extended is subordinated in right of payment to the Obligations, such refinancing, refunding, modification, renewal or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being refinanced, refunded, modified, renewed or extended, (iv) the terms and conditions (including, if applicable, as to collateral) of any such refinanced, refunded, modified, renewed or extended Indebtedness are not materially less favorable to the Lenders than the terms and conditions of the Indebtedness being modified, refinanced, refunded, renewed or extended, (v) no Event of Default shall have occurred and be continuing or no Event of Default or Potential Default would result from any such refinancing, refunding, modification, renewal or extension and (vi) with respect to any such Indebtedness that is secured, no Loan Party shall be an obligor or guarantor of any such refinancings, replacements, refundings, renewals or extensions except to the extent that such Person was such an obligor or guarantor in respect of the applicable Indebtedness on the date hereof.

Permitted Investments shall mean:

(i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or any state or municipality thereof or the District of Columbia having maturities of not more than twelve (12) months from the date of acquisition, and certificates of deposit and time deposits having maturities of not more than twelve (12) months from the date of acquisition, banker’s acceptances having maturities of not more than twelve (12) months from the date of acquisition and overnight bank deposits which at the time of acquisition are rated A–1 or better by S&P or P–1 or better by Moody’s, or by a Lender;

(ii) investments in negotiable instruments acquired in the ordinary course of business for collection;

(iii) investments received in settlement of Accounts Receivable arising in the ordinary course of business or owing to a Loan Party as a result of any dispute with customers or suppliers or upon the foreclosure or enforcement of any lien in favor of a Loan Party as security for an Account Receivable, and investments made in exchange for Accounts Receivable arising in the ordinary course of business which have not been collected for 120 days and which are, in the good faith judgment of the Loan Parties, substantially uncollectible, in each case for so long as any instrument evidencing such investment is, promptly upon receipt, duly endorsed to the order of and delivered to the Administrative Agent to be held as security for the Obligations;

(iv) trade credit extended on usual and customary terms in the ordinary course of business;

(v) advances to employees to meet reasonable expenses incurred by such employees in the ordinary course of business;

(vi) reasonable loans or advances (including, without limitation, to employees or suppliers) so long as the aggregate amount of such loans and advances outstanding by the Loan Party and their Subsidiaries does not exceed the sum of $2,000,000 at any time;

(vii) loans, advances, capital contributions or investments in other Loan Parties or their Subsidiaries;

(viii) loans or equity investments not exceeding $10,000,000 in the aggregate to joint ventures formed by a Loan Party or any Subsidiary to develop, enhance, research, manufacture or market any new technology or to develop, enhance or research any new product, process or technology;

(ix) investments in Subsidiaries permitted to be formed by Section 7.2.8 hereof;

(x) any money market or similar fund the assets of which are comprised exclusively of any of the items specified in clause (i) above and as to which withdrawals are permitted daily;

(xi) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the types described in clause (i) above entered into with any financial institution meeting the qualifications specified in clause (i); and

(xii) commercial paper having at the time of investment therein or a contractual commitment to invest therein a rating of A–1 or better by S&P or P–1 or better by Moody’s, and having a maturity within six (6) months after the date of acquisition thereof.

Permitted Liens shall mean:

(i) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable;

(ii) Pledges or deposits made in the ordinary course of business to secure payment of workmen’s compensation, or to participate in any fund in connection with workmen’s compensation, unemployment insurance, old-age pensions or other social security programs;

(iii) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

(iv) Good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

(v) Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

(vi) Liens, security interests and mortgages in favor of the Administrative Agent for the benefit of the Lenders and their Affiliates securing the Obligations including Other Lender Provided Financial Services Obligations;

(vii) Liens on property leased by any Loan Party or Subsidiary of a Loan Party under capital leases permitted as Permitted Indebtedness securing obligations of such Loan Party or Subsidiary to the lessor under such leases and precautionary Uniform Commercial Code financing statements in respect thereof;

(viii) Any Lien existing on the date of this Agreement and described on Schedule 1.1(P), provided that the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien;

(ix) Purchase Money Security Interests permitted in clause (iii) of the definition of Permitted Indebtedness;

(x) The following, (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, and in either case they do not adversely affect the Collateral or, in the aggregate, materially impair the ability of any Loan Party to perform its Obligations hereunder or under the other Loan Documents:

(1) Claims or Liens for taxes, assessments or charges due and payable and subject to interest or penalty; provided that the applicable Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

(2) Claims, Liens or encumbrances upon, and defects of title to, real or personal property other than the Collateral, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits;

(3) Claims or Liens of mechanics, materialmen, warehousemen, carriers, or other statutory nonconsensual Liens; or

(4) Liens resulting from final judgments or orders described in Section 8.1.6 [Final Judgments or Orders];

(xi) liens or rights of setoff against credit balances of a Loan Party with any credit card issuers or processors or amounts owing by credit card issuers or processors to a Loan Party in the ordinary course of business to secure the obligations of such Loan Party to such credit card issuer or processor as a result of any fees and chargebacks; and

(xii) liens or rights of setoff of any bank to secure fees and charges in connection with returned items or fees and charges in connection with any deposit account maintained by any Loan Party at such bank up to an aggregate, at any one time, of $50,000;

(xiii) licenses of Trademarks, Patents and Copyrights in the ordinary course of business;

(xiv) any liens or rights of setoff of any bank or securities intermediary to secure fees, charges and commissions in connections with any investment account maintained by the Loan Parties or their respective subsidiaries up to an aggregate, at any one time, of $50,000; and

(xv) other liens (except liens securing Taxes) securing indebtedness or obligations not to exceed $500,000 outstanding at any one time.

Person shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

Plan shall mean at any time an “employee pension benefit plan” as such term is defined in Section 3(2) of ERISA (including a multiple employer or other plan described in Section 4064 of ERISA, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

Pledge Agreement shall mean the Pledge Agreement in substantially the form of Exhibit 1.1(P)(2) executed and delivered by each of the Borrower and its Subsidiaries pledging 65% of the Subsidiary Equity Interests of each Foreign Subsidiary held by the Borrower and such Subsidiaries to the Administrative Agent for the benefit of the Lenders.

PNC Bank shall mean PNC Bank, National Association, its successors and assigns.

Potential Default shall mean any event or condition which with notice or passage of time, or both, would constitute an Event of Default.

Prime Rate shall mean the interest rate per annum announced from time to time by the Administrative Agent at its Principal Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Administrative Agent.

Principal Office shall mean the main banking office of the Administrative Agent in Pittsburgh, Pennsylvania.

Prior Security Interest shall mean a valid and enforceable perfected first-priority security interest under the Uniform Commercial Code in the Collateral which is subject only to statutory Liens for taxes not yet due and payable or Purchase Money Security Interests.

Published Rate shall mean the rate of interest published each Business Day in The Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the eurodollar rate for a one month period as published in another publication selected by the Administrative Agent, and the identity of which the Administrative Agent shall notify Borrower within a reasonable time thereafter).

Purchase Money Security Interest shall mean Liens upon tangible personal property securing loans to any Loan Party or Subsidiary of a Loan Party or deferred payments by such Loan Party or Subsidiary for the purchase of such tangible personal property.

Qualified Accounts Receivable shall mean any Accounts Receivable, which the Administrative Agent in its sole discretion determines to have met all of the minimum requirements set forth on Schedule 1.1(C), but shall specifically exclude Reserves for Sales Returns for Domestic Accounts Receivable.

Qualified Inventory shall mean any Inventory which the Administrative Agent in its sole discretion determines to have met all of the minimum requirements set forth on Schedule 1.1(D), but shall specifically exclude (i) all raw materials, (ii) all work-in-progress Inventory and (iii) all Inventory subject to reserves, including reserves for obsolescence.

Ratable Share shall mean the proportion that a Lender’s Commitment (excluding the Swing Loan Commitment) bears to the Commitments (excluding the Swing Loan Commitment) of all of the Lenders. If the Commitments have terminated or expired, the Ratable Shares shall be determined based upon the Commitments (excluding the Swing Loan Commitment) most recently in effect, giving effect to any assignments.

Reimbursement Obligation shall have the meaning specified in Section 2.9.3 [Disbursements, Reimbursement].

Related Parties shall mean, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

Relief Proceeding shall mean any proceeding seeking a decree or order for relief in respect of any Loan Party or Subsidiary of a Loan Party in a voluntary or involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or Subsidiary of a Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, or an assignment for the benefit of its creditors.

Requested Increase shall have the meaning assigned to that term in Section 2.4(i).

Required Lenders shall mean (i) if there are no Loans, Reimbursement Obligations or Letter of Credit Borrowings outstanding, Complying Lenders whose Commitments (excluding the Swing Loan Commitments) aggregate at least 51% of the Commitments (excluding the Swing Loan Commitments) of all of the Complying Lenders, or (ii) if there are Loans, Reimbursement Obligations, or Letter of Credit Borrowings outstanding, any group of Complying Lenders if the sum of the Loans (excluding the Swing Loans), Reimbursement Obligations and Letter of Credit Borrowings of such Lenders then outstanding aggregates at least 51% of the total principal amount of all of the Loans (excluding the Swing Loans), Reimbursement Obligations and Letter of Credit Borrowings of all of the Complying Lenders then outstanding.

Required Share shall have the meaning assigned to such term in Section 4.13.

Reserves for Sales Returns for Domestic Accounts Receivable shall mean the amount estimated by the Borrower from time to time in a manner consistent with the disclosures contained in the Borrower’s Forms 10-K and 10-Q as the portion of Accounts Receivable which may be expected to not be collected as a consequence of the goods represented therein being returned by the Accounts Receivable Debtor to the Loan Parties.

Revolving Credit Commitment shall mean, as to any Lender at any time, the amount initially set forth opposite its name on Schedule 1.1(B) in the column labeled “Amount of Commitment for Revolving Credit Loans,” as such Commitment is thereafter assigned or modified and Revolving Credit Commitments shall mean the aggregate Revolving Credit Commitments of all of the Lenders.

Revolving Credit Loans shall mean collectively and Revolving Credit Loan shall mean separately all Revolving Credit Loans or any Revolving Credit Loan made by the Lenders or one of the Lenders to the Borrower pursuant to Section 2.1 [Revolving Credit Commitments] or 2.9.3 [Disbursements, Reimbursement].

Revolving Facility Usage shall mean at any time the sum of (i) the outstanding Revolving Credit Loans, (ii) the outstanding Swing Loans and (iii) the Letter of Credit Obligations.

Schedule of Accounts Receivable shall mean an aged trial balance summary report by account debtor of all then existing Accounts Receivable in form and substance reasonably satisfactory to Administrative Agent, specifying in each case the names of, amounts due from, each Account Receivable Debtor obligated on an Account Receivable so listed and, if requested by the Administrative Agent, copies of proof of delivery and customer statements and the original copy of all documents, including, without limitation, repayment histories and present status reports, and such other matters and information relating to the status of the Accounts Receivable and/or the Account Receivable Debtors so scheduled as the Administrative Agent may from time to time reasonably request.

Schedule of Inventory shall mean a current schedule of Inventory in form and substance reasonably satisfactory to the Administrative Agent, itemizing and describing the kind, type, quality and quantity of Inventory, as derived from physical counts, the Loan Parties’ costs therefor and selling price thereof.

Security Agreement shall mean the Security Agreement in substantially the form of Exhibit 1.1(S) executed and delivered by each of the Loan Parties to the Administrative Agent for the benefit of the Lenders.

Settlement Date shall mean any Business Day on which the Agent elects to effect settlement pursuant to Section 4.13.

Significant Subsidiary shall mean a Subsidiary of a Loan Party with total assets, determined as of the end of the immediately preceding fiscal year, of more than $1,000,000.

Solvent shall mean, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

Standard & Poor’s shall mean Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

Statements shall have the meaning specified in Section 5.1.6(i) [Historical Statements].

Subsidiary of any Person at any time shall mean any corporation, trust, partnership, any limited liability company or other business entity (i) of which 50% or more of the outstanding voting securities or other interests normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s Subsidiaries, or (ii) which is controlled or capable of being controlled by such Person or one or more of such Person’s Subsidiaries.

Subsidiary Equity Interests shall have the meaning specified in Section 5.1.2 [Subsidiaries and Owners; Investment Companies].

Swing Loan Commitment shall mean PNC Bank’s commitment to make Swing Loans to the Borrower pursuant to Section 2.1.2 hereof in an aggregate principal amount up to $10,000,000.

Swing Loan Note shall mean the Swing Loan Note of the Borrower in the form of Exhibit [1.1(N)(2)] evidencing the Swing Loans, together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

Swing Loan Request shall mean a request for Swing Loans made in accordance with Section 2.5.2 hereof.

Swing Loans shall mean collectively and Swing Loan shall mean separately all Swing Loans or any Swing Loan made by PNC Bank to the Borrower pursuant to Section [2.1.2] hereof.

Taxes shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Official Body, including any interest, additions to tax or penalties applicable thereto.

Total Debt for the fiscal quarter then ending shall mean all Indebtedness of the Borrower and its Subsidiaries (other than inter-company guarantees).

Trademarks shall mean all of the Loan Parties’ present and hereafter acquired trademarks, trademark registrations, recordings, applications, tradenames, trade styles, corporate names, business names, service marks, logos and any other designs or sources of business identities, prints and labels (on which any of the foregoing may appear), all reissues and renewals thereof, all licenses thereof, all other general intangible, intellectual property and other rights pertaining to any of the foregoing, together with the goodwill associated therewith, and all income, royalties and other proceeds of any of the foregoing.

USA Patriot Act shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

1.2 Construction. Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents: (i) references to the plural include the singular, the plural, the part and the whole and the words “include,”

“includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (ii) the words “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole; (iii) article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified; (iv) reference to any Person includes such Person’s successors and assigns; (v) reference to any agreement, including this Agreement and any other Loan Document together with the schedules and exhibits hereto or thereto, document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated; (vi) relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding,” and “through” means “through and including”; (vii) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (viii) section headings herein and in each other Loan Document are included for convenience and shall not affect the interpretation of this Agreement or such Loan Document, and (ix) unless otherwise specified, all references herein to times of day shall be references to Eastern Standard Time.

1.3 Accounting Principles. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms used in Section 7.2 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Section 7.2 [Negative Covenants] shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing Statements referred to in Section 5.1.6(i) [Historical Statements]. In the event of any change after the date hereof in GAAP, and if such change would affect the computation of any of the financial covenants set forth in Section 7.2 [Negative Covenants], then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would preserve the original intent thereof, but would allow compliance therewith to be determined in accordance with the Borrower’s financial statements at that time, provided that, until so amended such financial covenants shall continue to be computed in accordance with GAAP prior to such change therein.

2. REVOLVING CREDIT AND SWING LOAN FACILITIES

2.1 Revolving Credit Commitments.

2.1.1 Revolving Credit Loans.

Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time on or after the date hereof to the Expiration Date; provided that after giving effect to such Loan (i) the aggregate amount of Loans from such Lender shall not exceed such Lender’s Revolving Credit Commitment minus such Lender’s Ratable Share of the Letter of Credit Obligations and (ii) the Revolving Facility Usage shall not exceed the lesser of the Revolving Credit Commitments or the Borrowing Base. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.

2.1.2 Swing Loan Commitment.

Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, and in order to facilitate loans and repayments between Settlement Dates, PNC Bank may, at its option, cancelable at any time for any reason whatsoever, make swing loans (the “Swing Loans”) to the Borrower at any time or from time to time after the date hereof to, but not including, the Expiration Date, in an aggregate principal amount up to but not in excess of $10,000,000 (the “Swing Loan Commitment”), provided that the Revolving Facility Usage shall not exceed the lesser of the Revolving Credit Commitments or the Borrowing Base. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.2.

2.2 Nature of Lenders’ Obligations with Respect to Revolving Credit Loans. Each Lender shall be obligated to participate in each request for Revolving Credit Loans pursuant to Section 2.5 [Revolving Credit Loan Requests] in accordance with its Ratable Share. The aggregate of each Lender’s Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Revolving Credit Commitment minus its Ratable Share of the Letter of Credit Obligations. The obligations of each Lender hereunder are several. The failure of any Lender to perform its obligations hereunder shall not affect the Obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Lender to perform its obligations hereunder. The Lenders shall have no obligation to make Revolving Credit Loans hereunder on or after the Expiration Date.

2.3 Commitment Fees. Accruing from the date hereof until the Expiration Date, the Borrower agrees to pay to the Administrative Agent for the account of each Lender according to its Ratable Share, a nonrefundable commitment fee (the “Commitment Fee”) equal to the Applicable Commitment Fee Rate (computed on the basis of a year of 360 days and actual days elapsed) times the average daily difference between the amount of (i) the Revolving Credit Commitments (for purposes of this computation, PNC Bank’s Swing Loans shall be deemed to be borrowed amounts under its Revolving Credit Commitment, but only to the extent any Swing Loans are then outstanding) and the (ii) the Revolving Facility Usage. All Commitment Fees shall be payable in arrears on each Payment Date.

2.4 Increase in Revolving Credit Commitments.

(i) Increasing Lenders. The Borrower may, at any time after the Closing Date, request that the current Lenders increase their Revolving Credit Commitments by providing written notice to the Administrative Agent (the “Requested Increase”). Each Lender shall have the right at any time within the fifteen (15) day period following receipt by the Agent of such written request to increase its Revolving Credit Commitment by its Ratable Share of the Requested Increase (any current Lender which elects to increase its Revolving Credit Commitment shall be referred to as an “Increasing Lender”). If Lenders elect to increase their Revolving Credit Commitment within the 15-day period specified in the preceding sentence but such increases, in the aggregate, do not equal the Requested Increase, then the Administrative Agent shall, immediately after the expiration of such period, send written notice to the Increasing Lenders. Each Increasing Lender shall have the right to increase its Revolving Credit Commitment by all or any part of the balance of the Requested Increase. In the event there are two or more such Increasing Lenders that choose to so increase their Revolving Credit Commitment, the balance of the Requested Increase shall be allocated to such Increasing Lenders pro rata based on their Ratable Share. Each Lender acknowledges and agrees that up to $20,000,000 may be loaned by an additional Lender within sixty (60) Days of the Closing Date (the “Post-Closing Loan”). The terms and conditions set forth in this Section 2.4, including, without limitation, Section 2.4(iii), shall not apply to the Post-Closing Loan, except that the Borrower shall execute and deliver to such Lender a revolving credit Note reflecting the amount of such Lender’s Revolving Credit Commitment and such Lender shall execute a lender joinder in substantially the form of Exhibit 2.4 pursuant to which such Lender shall join and become a party as a “Lender” to this Agreement and the other Loan Documents with a Revolving Credit Commitment in the amount set forth in such lender joinder.

(ii) New Lenders. If there is a balance of the Requested Increase remaining after completion of the process set forth in Section 2.4(i) above, one or more new lenders (each a “New

Lender”) shall have the right to join this Agreement and provide a Revolving Credit Commitment hereunder.

(iii) Terms and Conditions Any increases by Increasing Lenders or new Revolving Credit Commitments by New Lenders, as applicable, are subject to the following terms and conditions:

(a) No Obligation to Increase. No current Lender shall be obligated to increase its Revolving Credit Commitment and any increase in the Revolving Credit Commitment by any current Lender shall be in the sole discretion of such current Lender.

(b) Defaults. There shall exist no Events of Default or Potential Default on the effective date of such increase after giving effect to such increase.

(c) Aggregate Revolving Credit Commitments. After giving effect to such increase, the total Revolving Credit Commitments shall not exceed $250,000,000.

(d) Minimum Revolving Credit Commitments. After giving effect to such increase, the amount of the Revolving Credit Commitments provided by each of the New Lenders shall be at least $5,000,000.

(e) Resolutions; Opinion. The Loan Parties shall deliver to the Administrative Agent on or before the effective date of such increase the following documents in a form reasonably acceptable to the Administrative Agent: (1) certifications of their corporate secretaries with attached resolutions certifying that the increase in the Revolving Credit Commitment has been approved by such Loan Parties; and (2) an opinion of counsel addressed to the Administrative Agent and the Lenders addressing the authorization and execution of the Loan Documents by, and enforceability of the Loan Documents against, the Loan Parties.

(f) Notes. The Borrower shall execute and deliver (1) to each Increasing Lender a replacement revolving credit Note reflecting the new amount of such Increasing Lender’s Revolving Credit Commitment after giving effect to the increase (and the prior Note issued to such Increasing Lender shall be deemed to be terminated and the original thereof shall be returned by such Increasing Lender to the Borrower) and (2) to each New Lender a revolving credit Note reflecting the amount of such New Lender’s Revolving Credit Commitment.

(g) Approval of New Lenders. Any New Lender shall be subject to the approval of the Borrower and the Administrative Agent.

(h) Increasing Lenders. Each Increasing Lender shall confirm its agreement to increase its Revolving Credit Commitment pursuant to an acknowledgement in a form reasonably acceptable to the Administrative Agent, signed by it and the Borrower and delivered to the Administrative Agent at least five (5) days before the effective date of such increase.

(i) New Lenders–Joinder. Each New Lender shall execute a lender joinder in substantially the form of Exhibit 2.4 pursuant to which such New Lender shall join and become a party as a “Lender” to this Agreement and the other Loan Documents with a Revolving Credit Commitment in the amount set forth in such lender joinder.

(iv) Treatment of Outstanding Loans and Letters of Credit.

(a) Repayment of Outstanding Loans; Borrowing of New Loans. On the effective date of such increase, the Borrower shall repay all Loans then outstanding, subject to the Borrower’s indemnity obligations under Section 4.12 [Indemnity]; provided that it may borrow new Loans to satisfy in full all Loans outstanding with such new Loans having a Borrowing Date on such date. Each of the Lenders shall participate in any new Loans made on or after such date in accordance with their respective Ratable Shares after giving effect to the increase in Revolving Credit Commitments contemplated by this Section 2.4.

(b) Outstanding Letters of Credit; Repayment of Outstanding Loans; Borrowing of New Loans. On the effective date of such increase, each Increasing Lender and each New Lender (i) will be deemed to have purchased a participation in each then outstanding Letter of Credit equal to its Ratable Share of such Letter of Credit and the participation of each other Lender in such Letter of Credit shall be adjusted accordingly and (ii) will acquire, (and will pay to the Administrative Agent, for the account of each Lender, in immediately available funds, an amount equal to) its Ratable Share of all outstanding Participation Advances.

2.5 Revolving Credit Loan Requests; Swing Loan Requests.

2.5.1 Revolving Credit Loan Requests.

Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request the Lenders to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit Loans, by delivering to the Administrative Agent, not later than 10:00 a.m., (i) three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the LIBOR Rate Option applies or the conversion to or the renewal of the LIBOR Rate Option for any Loans; and (ii) on the Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, of a duly completed request therefor substantially in the form of Exhibit 2.5 or a request by telephone or electronic mail immediately confirmed in writing by letter, facsimile or telex in the case of a request by telephone in such form (each, a “Loan Request”), it being understood that the Administrative Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be irrevocable and shall specify the aggregate amount of the proposed Loans comprising each Borrowing Tranche, and, if applicable, the Interest Period, which amounts shall be in integral multiples of $500,000 and not less than $1,000,000 for each Borrowing Tranche under the LIBOR Rate Option and shall be in integral multiples of $100,000 and not less than $500,000 for each Borrowing Tranche under the Base Rate Option.

2.5.2 Swing Loan Requests.

Except as otherwise provided herein, the Borrower may from time to time prior to the Expiration Date request PNC Bank to make Swing Loans by delivery to PNC Bank not later than 12.00 p.m. Pittsburgh time on the proposed Borrowing Date of a duly completed request therefor substantially in the form of Exhibit 2.5.2 hereto or a request by telephone immediately confirmed in writing by letter, electronic mail, facsimile or telex (each, a “Swing Loan Request”), it being understood that the Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Swing Loan Request shall be irrevocable and shall specify the proposed Borrowing Date and the principal amount of such Swing Loan, which shall be in integral multiples of $100,000 and not less than $100,000.

2.6 Making Revolving Credit Loans and Swing Loans; Presumptions by the Administrative Agent; Repayment of Revolving Credit Loans; Borrowings to Repay Swing Loans.

2.6.1 Making Revolving Credit Loans. The Administrative Agent shall, promptly after receipt by it of a Loan Request pursuant to Section 2.5 [Revolving Credit Loan Requests], notify the Lenders of its receipt of such Loan Request specifying the information provided by the Borrower and the apportionment among the Lenders of the requested Revolving Credit Loans as determined by the Administrative Agent in accordance with Section 2.2 [Nature of Lenders’ Obligations with Respect to Revolving Credit Loans]. Each Lender shall remit the principal amount of each Revolving Credit Loan to the Administrative Agent such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Lenders have made funds available to it for such purpose and subject to Section 6.2 [Each Loan or Letter of Credit], fund such Revolving Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m., on the applicable Borrowing Date; provided that if any Lender fails to remit such funds to the Administrative Agent in a timely manner, the Administrative Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Lender on such Borrowing Date, and such Lender shall be subject to the repayment obligation in Section 2.6.2 [Presumptions by the Administrative Agent].

2.6.2 Presumptions by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Loan that such Lender will not make available to the Administrative Agent such Lender’s share of such Loan, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.6.1 [Making Revolving Credit Loans] and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Loan available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Loans under the Base Rate Option. If such Lender pays its share of the applicable Loan to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

2.6.3 Making Swing Loans.

So long as PNC Bank elects to make Swing Loans, PNC Bank shall, after receipt by it of a Swing Loan Request pursuant to Section 2.5.2, fund such Swing Loan to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m. Pittsburgh time on the Borrowing Date.

2.6.4 Repayment of Revolving Credit Loans. The Borrower shall repay the Revolving Credit Loans together with all outstanding interest thereon on the Expiration Date.

2.6.5 Borrowings to Repay Swing Loans.

PNC Bank may, at its option, exercisable at any time for any reason whatsoever, demand repayment of the Swing Loans, and each Lender shall make a Revolving Credit Loan in an amount equal to such Lender’s Ratable Share of the aggregate principal amount of the outstanding Swing Loans, plus, if PNC Bank so requests, accrued interest thereon, provided that no Lender shall be obligated in any event to make Revolving Credit Loans in excess of its Revolving Credit Commitment. Revolving

Credit Loans made pursuant to the preceding sentence shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.5.1 without regard to any of the requirements of that provision. PNC Bank shall provide notice to the Lenders (which may be telephonic or written notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this Section 2.6.5 and of the apportionment among the Lenders, and the Lenders shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 2.5.1 are then satisfied) by the time PNC Bank so requests, which shall not be earlier than 3:00 p.m. Pittsburgh time on the Business Day next after the date the Lenders receive such notice from PNC Bank.

2.7 Notes. The Obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit Loans and Swing Loans made to it by each Lender, together with interest thereon, shall be evidenced by a revolving credit Note and a swing Note, dated the Closing Date payable to the order of such Lender in a face amount equal to the Revolving Credit Commitment or Swing Loan Commitment, as applicable, of such Lender.

2.8 Use of Proceeds. The proceeds of the Loans shall be used to refinance the Existing Credit Obligations, payment of fees, costs and expenses in connection with this Agreement and the financing of Borrower’s working capital and for other general corporate purposes.

2.9 Letter of Credit Subfacility.

2.9.1 Issuance of Letters of Credit. Borrower may at any time prior to the Expiration Date request the issuance of a standby letter of credit (each a “Letter of Credit”) on behalf of itself or another Loan Party, or the amendment or extension of an existing Letter of Credit, by delivering or having such other Loan Party deliver to the Issuing Lender (with a copy to the Administrative Agent) a completed application and agreement for letters of credit, or request for such amendment or extension, as applicable, in such form as the Issuing Lender may specify from time to time by no later than 10:00 a.m. at least five (5) Business Days, or such shorter period as may be agreed to by the Issuing Lender, in advance of the proposed date of issuance. Promptly after receipt of any letter of credit application, the Issuing Lender shall confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit application and if not, such Issuing Lender will provide Administrative Agent with a copy thereof. Unless the Issuing Lender has received notice from any Lender, Administrative Agent or any Loan Party, at least one day prior to the requested date of issuance, amendment or extension of the applicable Letter of Credit, that one or more applicable conditions in Section 6 [Conditions of Lending and Issuance of Letters of Credit] is not satisfied, then, subject to the terms and conditions hereof and in reliance on the agreements of the other Lenders set forth in this Section 2.9, the Issuing Lender or any of the Issuing Lender’s Affiliates will issue a Letter of Credit or agree to such amendment or extension, provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) months from the date of issuance, and (B) in no event expire later than the Expiration Date and provided further that in no event shall (i) the Letter of Credit Obligations exceed, at any one time, $5,000,000 (the “Letter of Credit Sublimit”) or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments. Each request by the Borrower for the issuance, amendment or extension of a Letter of Credit shall be deemed to be a representation by the Borrower that it shall be in compliance with the preceding sentence and with Section 6 [Conditions of Lending and Issuance of Letters of Credit] after giving effect to the requested issuance, amendment or extension of such Letter of Credit. Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to the beneficiary thereof, the applicable Issuing Lender will also deliver to Borrower and Administrative Agent a true and complete copy of such Letter of Credit or amendment.

2.9.2 Letter of Credit Fees. The Borrower shall pay (i) to the Administrative Agent for the ratable account of the Lenders a fee (the “Letter of Credit Fee”) equal to the Applicable Letter of

Credit Fee Rate, and (ii) to the Issuing Lender for its own account a fronting fee equal to 0.25% per annum (in each case computed on the basis of a year of 360 days and actual days elapsed), which fees shall be computed on the daily average Letter of Credit Obligations and shall be payable quarterly in arrears on each Payment Date following issuance of each Letter of Credit. The Borrower shall also pay to the Issuing Lender for the Issuing Lender’s sole account the Issuing Lender’s then in effect customary fees and administrative expenses payable with respect to the Letters of Credit as the Issuing Lender may generally charge or incur from time to time in connection with the issuance, maintenance, amendment (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit.

2.9.3 Disbursements, Reimbursement. Immediately upon the Issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Lender a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Lender’s Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

2.9.3.1 In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Lender will promptly notify the Borrower and the Administrative Agent thereof. Provided that it shall have received such notice, the Borrower shall reimburse (such obligation to reimburse the Issuing Lender shall sometimes be referred to as a “Reimbursement Obligation”) the Issuing Lender prior to 12:00 noon, Pittsburgh time on each date that an amount is paid by the Issuing Lender under any Letter of Credit (each such date, a “Drawing Date”) by paying to the Administrative Agent for the account of the Issuing Lender an amount equal to the amount so paid by the Issuing Lender. In the event the Borrower fails to reimburse the Issuing Lender (through the Administrative Agent) for the full amount of any drawing under any Letter of Credit by 12:00 noon, Pittsburgh time, on the Drawing Date, the Administrative Agent will promptly notify each Lender thereof, and the Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Lenders under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment and subject to the conditions set forth in Section 6.2 [Each Additional Loan] other than any notice requirements. Any notice given by the Administrative Agent or Issuing Lender pursuant to this Section 2.9.3.1 may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

2.9.3.2 Each Lender shall upon any notice pursuant to Section 2.9.3.1 make available to the Administrative Agent for the account of the Issuing Lender an amount in immediately available funds equal to its Ratable Share of the amount of the drawing, whereupon the participating Lenders shall (subject to Section 2.9.3 [Disbursement; Reimbursement]) each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Borrower in that amount. If any Lender so notified fails to make available to the Administrative Agent for the account of the Issuing Lender the amount of such Lender’s Ratable Share of such amount by no later than 2:00 p.m., Pittsburgh time on the Drawing Date, then interest shall accrue on such Lender’s obligation to make such payment, from the Drawing Date to the date on which such Lender makes such payment (i) at a rate per annum equal to the Federal Funds Effective Rate during the first three (3) days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Loans under the Revolving Credit Base Rate Option on and after the fourth day following the Drawing Date. The Administrative Agent and the Issuing Lender will promptly give notice (as described in Section 2.9.3.1 above) of the occurrence of the Drawing Date, but failure of the Administrative Agent or the Issuing Lender to give any such notice on the Drawing Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligation under this Section 2.9.3.2.

2.9.3.3 With respect to any unreimbursed drawing that is not converted into Revolving Credit Loans under the Base Rate Option to the Borrower in whole or in part as contemplated by Section 2.9.3.1, because of the Borrower’s failure to satisfy the conditions set forth in Section 6.2 [Each Additional Loan] other than any notice requirements, or for any other reason, the Borrower shall be deemed to have incurred from the Issuing Lender a borrowing (each a “Letter of Credit Borrowing”) in the amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option. Each Lender’s payment to the Administrative Agent for the account of the Issuing Lender pursuant to Section 2.9.3 [Disbursements, Reimbursement] shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing (each a “Participation Advance”) from such Lender in satisfaction of its participation obligation under this Section 2.9.3.

2.9.4 Repayment of Participation Advances.

2.9.4.1 Upon (and only upon) receipt by the Administrative Agent for the account of the Issuing Lender of immediately available funds from the Borrower (i) in reimbursement of any payment made by the Issuing Lender under the Letter of Credit with respect to which any Lender has made a Participation Advance to the Administrative Agent, or (ii) in payment of interest on such a payment made by the Issuing Lender under such a Letter of Credit, the Administrative Agent on behalf of the Issuing Lender will pay to each Lender, in the same funds as those received by the Administrative Agent, the amount of such Lender’s Ratable Share of such funds, except the Administrative Agent shall retain for the account of the Issuing Lender the amount of the Ratable Share of such funds of any Lender that did not make a Participation Advance in respect of such payment by the Issuing Lender.

2.9.4.2 If the Administrative Agent is required at any time to return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of any payment made by any Loan Party to the Administrative Agent for the account of the Issuing Lender pursuant to this Section in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Lender shall, on demand of the Administrative Agent, forthwith return to the Administrative Agent for the account of the Issuing Lender the amount of its Ratable Share of any amounts so returned by the Administrative Agent plus interest thereon from the date such demand is made to the date such amounts are returned by such Lender to the Administrative Agent, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

2.9.5 Documentation. Each Loan Party agrees to be bound by the terms of the Issuing Lender’s application and agreement for letters of credit and the Issuing Lender’s written regulations and customary practices relating to letters of credit, though such interpretation may be different from such Loan Party’s own. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Issuing Lender shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party’s instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

2.9.6 Determinations to Honor Drawing Requests. In determining whether to honor any request for drawing under any Letter of Credit by the beneficiary thereof, the Issuing Lender shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

2.9.7 Nature of Participation and Reimbursement Obligations. Each Lender’s obligation in accordance with this Agreement to make the Revolving Credit Loans or Participation Advances, as contemplated by Section 2.9.3 [Disbursements, Reimbursement], as a result of a drawing under a Letter of Credit, and the Obligations of the Borrower to reimburse the Issuing Lender upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.9 under all circumstances, including the following circumstances:

(i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Lender or any of its Affiliates, the Borrower or any other Person for any reason whatsoever, or which any Loan Party may have against the Issuing Lender or any of its Affiliates, any Lender or any other Person for any reason whatsoever;

(ii) the failure of any Loan Party or any other Person to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in Section 2.1 [Revolving Credit Commitments], 2.5 [Revolving Credit Loan Requests], 2.6 [Making Revolving Credit Loans] or 6.2 [Each Additional Loan] or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Lenders to make Participation Advances under Section 2.9.3 [Disbursements, Reimbursement];

(iii) any lack of validity or enforceability of any Letter of Credit;

(iv) any claim of breach of warranty that might be made by any Loan Party or any Lender against any beneficiary of a Letter of Credit, or the existence of any claim, set-off, recoupment, counterclaim, crossclaim, defense or other right which any Loan Party or any Lender may have at any time against a beneficiary, successor beneficiary any transferee or assignee of any Letter of Credit or the proceeds thereof (or any Persons for whom any such transferee may be acting), the Issuing Lender or its Affiliates or any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

(v) the lack of power or authority of any signer of (or any defect in or forgery of any signature or endorsement on) or the form of or lack of validity, sufficiency, accuracy, enforceability or genuineness of any draft, demand, instrument, certificate or other document presented under or in connection with any Letter of Credit, or any fraud or alleged fraud in connection with any Letter of Credit, or the transport of any property or provision of services relating to a Letter of Credit, in each case even if the Issuing Lender or any of its Affiliates has been notified thereof;

(vi) payment by the Issuing Lender or any of its Affiliates under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

(vii) the solvency of, or any acts or omissions by, any beneficiary of any Letter of Credit, or any other Person having a role in any transaction or obligation relating to a Letter of Credit, or the existence, nature, quality, quantity, condition, value or other characteristic of any property or services relating to a Letter of Credit;

(viii) any failure by the Issuing Lender or any of its Affiliates to issue any Letter of Credit in the form requested by any Loan Party, unless the Issuing Lender has received written notice from such Loan Party of such failure within three Business Days after the Issuing Lender shall have furnished such Loan Party and the Administrative Agent a copy of such Letter of Credit and such error is material and no drawing has been made thereon prior to receipt of such notice;

(ix) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

(x) any breach of this Agreement or any other Loan Document by any party thereto;

(xi) the occurrence or continuance of an Insolvency Proceeding with respect to any Loan Party;

(xii) the fact that an Event of Default or a Potential Default shall have occurred and be continuing beyond any applicable grace or cure period;

(xiii) the fact that the Expiration Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated; and

(xiv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

2.9.8 Indemnity. The Borrower hereby agrees to protect, indemnify, pay and save harmless the Issuing Lender and any of its Affiliates that has issued a Letter of Credit from and against any and all claims, demands, liabilities, damages, taxes, penalties, interest, judgments, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which the Issuing Lender or any of its Affiliates may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, other than as a result of (A) the gross negligence or willful misconduct of the Issuing Lender as determined by a final non-appealable judgment of a court of competent jurisdiction or (B) the wrongful dishonor by the Issuing Lender or any of Issuing Lender’s Affiliates of a proper demand for payment made under any Letter of Credit, except if such dishonor resulted from any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority.

2.9.9 Liability for Acts and Omissions. As between any Loan Party and the Issuing Lender, or the Issuing Lender’s Affiliates, such Loan Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuing Lender shall not be responsible for any of the following, including any losses or damages to any Loan Party or other Person or property relating therefrom: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if the Issuing Lender or its Affiliates shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Issuing Lender or the its Affiliates, as applicable, including any act or omission of any governmental authority, and none of the above shall affect or impair, or prevent the vesting of, any of the Issuing Lender’s or its Affiliates rights or powers hereunder. Nothing in the preceding sentence shall relieve the Issuing Lender from liability for the Issuing Lender’s gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through (viii) of such sentence. In no event shall the Issuing Lender or its Affiliates be liable to any Loan Party for any indirect, consequential, incidental, punitive, exemplary or special damages or expenses (including without limitation attorneys’ fees), or for any damages resulting from any change in the value of any property relating to a Letter of Credit.

Without limiting the generality of the foregoing, the Issuing Lender and each of its Affiliates: (i) may rely on any oral or other communication believed in good faith by the Issuing Lender or such Affiliate to have been authorized or given by or on behalf of the applicant for a Letter of Credit; (ii) may honor any presentation if the documents presented appear on their face substantially to comply with the terms and conditions of the relevant Letter of Credit; (iii) may honor a previously dishonored presentation under a Letter of Credit (unless such dishonor was pursuant to a court order), to settle or compromise any claim of wrongful dishonor, or otherwise, and shall be entitled to reimbursement to the same extent as if such presentation had initially been honored, together with any interest paid by the Issuing Lender or its Affiliate; (iv) may honor any drawing that is payable upon presentation of a statement advising negotiation or payment, upon receipt of such statement (even if such statement indicates that a draft or other document is being delivered separately), and shall not be liable for any failure of any such draft or other document to arrive, or to conform in any way with the relevant Letter of Credit; (v) may pay any paying or negotiating bank claiming that it rightfully honored under the laws or practices of the place where such bank is located; and (vi) may settle or adjust any claim or demand made on the Issuing Lender or its Affiliate in any way related to any order issued at the applicant’s request to an air carrier, a letter of guarantee or of indemnity issued to a carrier or any similar document (each an “Order”) and honor any drawing in connection with any Letter of Credit that is the subject of such Order, notwithstanding that any drafts or other documents presented in connection with such Letter of Credit fail to conform in any way with such Letter of Credit.

In furtherance and extension and not in limitation of the specific provisions set forth above, any action taken or omitted by the Issuing Lender or its Affiliates under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Issuing Lender or its Affiliates under any resulting liability to the Borrower or any Lender.

2.9.10 Issuing Lender Reporting Requirements. Each Issuing Lender shall, on the first business day of each month, provide to Administrative Agent and Borrower a schedule of the Letters of Credit issued by it, in form and substance satisfactory to Administrative Agent, showing the date of issuance of each Letter of Credit, the account party, the original face amount (if any), and the expiration date of any Letter of Credit outstanding at any time during the preceding month, and any other information relating to such Letter of Credit that the Administrative Agent may request.

3. INTEREST RATES

3.1 Interest Rate Options. The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Loans as selected by it from the Base Rate Option or LIBOR Rate Option set forth below applicable to the Loans, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Loans comprising any Borrowing Tranche; provided that there shall not be at any one time outstanding more than six (6) Borrowing Tranches in the aggregate among all of the Loans; provided further that if an Event of Default or Potential Default exists and is continuing beyond any applicable cure period, the Borrower may not request, convert to, or renew the LIBOR Rate Option for any Loans and the Required Lenders may demand that all existing Borrowing Tranches bearing interest under the LIBOR Rate Option shall be converted immediately to the Base Rate Option, subject to the obligation of the Borrower to pay any indemnity under Section 4.12 [Indemnity] in connection with such conversion. If at any time the designated rate applicable to any Loan made by any Lender exceeds such Lender’s highest lawful rate, the rate of interest on such Lender’s Loan shall be limited to such Lender’s highest lawful rate.

3.1.1 Revolving Credit Interest Rate Options; Swing Line Interest Rate. The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans:

(i) Revolving Credit Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Base Rate plus the Applicable Margin, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

(ii) Revolving Credit LIBOR Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the LIBOR Rate plus the Applicable Margin.

Subject to Section 3.3, only the Base Rate Option applicable to Revolving Credit Loans shall apply to the Swing Loans.

3.1.2 Rate Quotations. The Borrower may call the Administrative Agent on or before the date on which a Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Administrative Agent or the Lenders nor affect the rate of interest which thereafter is actually in effect when the election is made.

3.2 Interest Periods. At any time when the Borrower shall select, convert to or renew a LIBOR Rate Option, the Borrower shall notify the Administrative Agent thereof at least three (3) Business Days prior to the effective date of such LIBOR Rate Option by delivering a Loan Request. The notice shall specify an Interest Period during which such Interest Rate Option shall apply. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a LIBOR Rate Option:

3.2.1 Amount of Borrowing Tranche. Each Borrowing Tranche of Loans under the LIBOR Rate Option shall be in integral multiples of $500,000 and not less than $1,000,000; and

3.2.2 Renewals. In the case of the renewal of a LIBOR Rate Option at the end of an Interest Period, the first day of the new Interest Period shall be the last day of the preceding Interest Period, without duplication in payment of interest for such day. For the elimination of any doubt, in the case of the renewal of a LIBOR Rate Option at the end of an Interest Period, interest shall be deemed to accrue for the last day of the preceding Interest Period only, and shall not be deemed to accrue for the first day of the new Interest Period.

3.3 Interest After Default. To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived:

3.3.1 Letter of Credit Fees, Interest Rate. The Letter of Credit Fees and the rate of interest for each Loan otherwise applicable pursuant to Section 2.9.2 [Letter of Credit Fees] or Section 3.1 [Interest Rate Options], respectively, shall be increased by 2.0% per annum;

3.3.2 Other Obligations. Each other Obligation hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Revolving Credit Base Rate Option plus an additional 2.0% per annum from the time such Obligation becomes due and payable and until it is paid in full; and

3.3.3 Acknowledgment. The Borrower acknowledges that the increase in rates referred to in this Section 3.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Lenders are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Administrative Agent.

3.4 LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available.

3.4.1 Unascertainable. If on any date on which a LIBOR Rate would otherwise be determined, the Administrative Agent shall have reasonably determined that:

(i) adequate and reasonable means do not exist for ascertaining such LIBOR Rate, or

(ii) a contingency has occurred which materially and adversely affects the London interbank eurodollar market relating to the LIBOR Rate,

then the Administrative Agent shall have the rights specified in Section 3.4.3 [Administrative Agent’s and Lender’s Rights].

3.4.2 Illegality; Increased Costs; Deposits Not Available. If at any time any Lender shall have reasonably determined that:

(i) the making, maintenance or funding of any Loan to which a LIBOR Rate Option applies has been made impracticable or unlawful by compliance by such Lender in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

(ii) such LIBOR Rate Option will not adequately and fairly reflect the cost to such Lender of the establishment or maintenance of any such Loan, or

(iii) after making all reasonable efforts, deposits of the relevant amount in Dollars for the relevant Interest Period for a Loan, or to banks generally, to which a LIBOR Rate Option applies, respectively, are not available to such Lender with respect to such Loan, or to banks generally, in the interbank eurodollar market, then the Administrative Agent shall have the rights specified in Section 3.4.3 [Administrative Agent’s and Lender’s Rights].

3.4.3 Administrative Agent’s and Lender’s Rights. In the case of any event specified in Section 3.4.1 [Unascertainable] above, the Administrative Agent shall promptly so notify the Lenders and the Borrower thereof, and in the case of an event specified in Section 3.4.2 [Illegality; Increased Costs; Deposits Not Available] above, such Lender shall promptly so notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice and certificate to the other Lenders and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Lenders, in the case of such notice given by the Administrative Agent, or (B) such Lender, in the case of such notice given by such Lender, to allow the Borrower to select, convert to or renew a LIBOR Rate Option shall be suspended until the Administrative Agent shall have later notified the Borrower, or such Lender shall have later notified the Administrative Agent, of the Administrative Agent’s or such Lender’s, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Administrative Agent makes a determination under Section 3.4.1 [Unascertainable] and the Borrower has previously notified the Administrative Agent of its selection of, conversion to or renewal of a LIBOR Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans. If any Lender notifies the Administrative Agent of a determination under Section 3.4.2 [Illegality; Increased Costs; Deposits Not Available], the Borrower shall, subject to the Borrower’s indemnification Obligations under Section 4.12 [Indemnity], as to any Loan of the Lender to which a LIBOR Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or prepay such Loan in accordance with Section 4.6 [Voluntary Prepayments]. Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

3.5 Selection of Interest Rate Options. If the Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Loans under the LIBOR Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 3.2 [Interest Periods], the Borrower shall be deemed to have converted such Borrowing Tranche to the Revolving Credit Base Rate Option commencing upon the last day of the existing Interest Period.

4. PAYMENTS

4.1 Payments. All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Letter of Credit Fees, Administrative Agent’s Fee or other fees or amounts due from the Borrower hereunder shall be payable prior to 11:00 a.m. on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Administrative Agent at the Principal Office for the account of PNC Bank with respect to the Swing Loans and for the ratable accounts of the Lenders with respect to the Revolving Credit Loans in U.S. Dollars and in immediately available funds, and the Administrative Agent shall promptly distribute such amounts to the Lenders in immediately available funds; provided that in the event payments are received by 11:00 a.m. by the Administrative Agent with respect to the Loans and such payments are not distributed to the Lenders on the same day received by the Administrative Agent, the Administrative Agent shall pay the Lenders the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Administrative Agent and not distributed to the Lenders. The Administrative Agent’s and each Lender’s statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and shall be deemed an “account stated.”

4.2 Pro Rata Treatment of Lenders. Each borrowing shall be allocated to each Lender according to its Ratable Share, and each selection of, conversion of or renewal of any Interest Rate Option and each payment or prepayment by the Borrower with respect to principal, interest, Commitment Fees, Letter of Credit Fees, or other fees (except for the Administrative Agent’s Fee) or amounts due from the Borrower hereunder to the Lenders with respect to the Loans, shall (except as provided in Section 3.4.3 [Administrative Agent’s and Lender’s Rights] in the case of an event specified in Section 3.4 [LIBOR Rate Unascertainable; Etc.] or 4.6.2 [Replacement of a Lender] or 4.10 [Increased Costs; Indemnity]) be made in proportion to the applicable Loans outstanding from each Lender and, if no such Loans are then outstanding, in proportion to the Ratable Share of each Lender. Notwithstanding any of the foregoing, each borrowing or payment or prepayment by the Borrower of principal, interest, fees or other amounts from the Borrower with respect to Swing Loans shall be made by or to PNC Bank according to Section 2.6.5.

4.3 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff, counterclaim or banker’s lien, by receipt of voluntary payment, by realization upon security, or by any other non-pro rata source, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than its Ratable Share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

(i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by Law (including court order) to be paid by the Lender or the holder making such purchase; and

(ii) the provisions of this Section 4.3 shall not be construed to apply to (x) any payment made by the Loan Parties pursuant to and in accordance with the express terms of the Loan Documents or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or Participation Advances to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this Section 4.3 shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation.

4.4 Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Lender, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

4.5 Interest Payment Dates. Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on each Payment Date. Interest on Loans to which the LIBOR Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than three (3) Months, also on the 90th day of such Interest Period. Interest on mandatory prepayments of principal under Section 4.7 [Mandatory Prepayments] shall be due on the date such mandatory prepayment is due. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated Expiration Date, upon acceleration or otherwise).

4.6 Voluntary Prepayments.

4.6.1 Right to Prepay. The Borrower shall have the right at its option from time to time to prepay the Loans in whole or part without premium or penalty (except as provided in Section 4.6.2 [Replacement of a Lender] below, in Section 4.10 [Increased Costs] and Section 4.12 [Indemnity]). Whenever the Borrower desires to prepay any part of the Loans, it shall provide a prepayment notice to the Administrative Agent by 1:00 p.m. at least one (1) Business Day prior to the date of prepayment of the Revolving Credit Loans or no later than 12:00 noon, Pittsburgh time, on the date of prepayment of Swing Loans, setting forth the following information:

(x) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

(y) a statement indicating the application of the prepayment between the Revolving Credit Loans and Swing Loans; and

(z) the total principal amount of such prepayment, which shall not be less than $100,000 for any Swing Loan or $500,000 for any Revolving Credit Loan.

All prepayment notices shall be irrevocable. The principal amount of the Loans for which a prepayment notice is given, together with interest on such principal amount except with respect to Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. Except as provided in Section 3.4.3 [Administrative Agent’s and Lender’s Rights], if the Borrower prepays a Loan but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied first to Loans to which the Base Rate Option applies, then to Loans to which the LIBOR Rate Option applies. Any prepayment hereunder shall be subject to the Borrower’s Obligation to indemnify the Lenders under Section 4.12 [Indemnity].

4.6.2 Replacement of a Lender. In the event (a) PNC Bank resigns as Administrative Agent pursuant to Section 9.6 [Resignation of Administrative Agent] or (b) any Lender (i) gives notice under Section 3.4 [LIBOR Rate Unascertainable, Etc.], (ii) requests compensation under Section 4.10 [Increased Costs], or requires the Borrower to pay any additional amount to any Lender or any Official Body for the account of any Lender pursuant to Section 4.11 [Taxes], (iii) is a Non-Complying Lender or otherwise, (iv) becomes subject to the control of an Official Body (other than normal and customary supervision), or (v) is a Non-Consenting Lender referred to in Section 10.1 [Modifications, Amendments or Waivers] then in any such event the Borrower may, at its sole expense, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.8[Successors and Assigns]), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(i) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.8 [Successors and Assigns];

(ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and Participation Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 4.12 [Indemnity]) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(iii) in the case of any such assignment resulting from a claim for compensation under Section 4.10.1 [Increased Costs Generally] or payments required to be made pursuant to Section 4.11 [Taxes], such assignment will result in a reduction in such compensation or payments thereafter; and

(iv) such assignment does not conflict with applicable Law.

Except in the case of an assignment required by Section 9.6 [Resignation of Administrative Agent], a Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

4.7 Mandatory Prepayments. Whenever the outstanding principal balance of Revolving Credit Loans by the Lenders plus the aggregate undrawn face amount of outstanding Letters of Credit issued pursuant to Section 2.9 plus the outstanding principal balance of the Swing Loans exceed the Borrowing Base, the Borrower shall make, within one (1) Business Day after the Borrower learns of such excess and whether or not the Administrative Agent has given notice to such effect, a mandatory prepayment of principal equal to the excess of the outstanding principal balance of the Revolving Credit Loans plus the aggregate undrawn face amount of outstanding Letters of Credit plus the outstanding principal balance of the Swing Loans over the Borrowing Base, together with accrued interest on such principal amounts.

4.8 Receipt and Application of Payment. If an Event of Default shall have occurred and be continuing beyond any applicable grace or cure period, and upon three (3) Business Days prior written notice to the Borrower from the Administrative Agent, the Borrower shall notify all Account Receivable Debtors to make all payments due from them to the Borrower directly to a lockbox for collection pursuant to the Lockbox Agreement (the “Cash Collateral Account”). In the event the Borrower (or any of its Affiliates, shareholders, directors, officers, employees, Administrative Agents or those Person acting for or in concert with the Borrower) shall receive any cash, checks, notes, drafts or other similar items of payment relating to or constituting the Collateral (or proceeds thereof), no later than the first Business Day following receipt thereof, the Borrower shall (i) deposit or cause the same to be deposited, in kind, in the Cash Collateral Account established by the Borrower with the Administrative Agent or such other depository as may be designated in writing by the Administrative Agent (the “Depository”), from which account the Administrative Agent alone shall have sole power of withdrawal, and with respect to which the Depository shall waive any rights of set off, and (ii) forward to the Administrative Agent on a daily basis, a collection report in form and substance reasonably satisfactory to the Administrative Agent and, at the Administrative Agent’s request, copies of all such items and deposit slips related thereto. All cash, notes, checks, drafts or similar items of payment by or for the account of the Borrower shall be the sole and exclusive property of the Lenders immediately upon the earlier of the receipt of such items by the Administrative Agent or the Depository or the receipt of such items by the Borrower; provided, however, that for the purpose of computing interest hereunder such items shall be deemed to have been collected and shall be applied by the Administrative Agent on account of the Loans one (1) Business Day after receipt by the Administrative Agent (subject to correction for any items subsequently dishonored for any reason whatsoever). All funds in the Cash Collateral Account, including all payments made by or on behalf of and all credits due the Borrower, may be applied and reapplied in whole or in part to any of the Loans to the extent and in the manner the Administrative Agent deems advisable.

4.9 Collections; Administrative Agent’s Right to Notify Account Receivable Debtors. The Borrower hereby authorizes the Administrative Agent, now and at any time or times hereafter, to (i) after the occurrence and during the continuation of any Event of Default and beyond any applicable grace or cure period, notify any or all Account Receivable Debtors that the Accounts Receivable have been assigned to the Lenders and that the Lenders have a security interest therein, and (ii) direct such Account Receivable Debtors to make all payments due from them to the Borrower upon the Accounts Receivable directly to the Administrative Agent or to a lockbox designated by the Administrative Agent. The Administrative Agent shall promptly furnish the Borrower with a copy of any such notice sent. Any such notice, in the Administrative Agent’s sole discretion, may be sent on the Borrower’s stationery, in which event the Borrower shall co-sign such notice with the Administrative Agent. To the extent that any Law or custom or any contract or agreement with any Account Receivable Debtor requires notice to or the approval of the Account Receivable Debtor in order to perfect such assignment of a security interest in Accounts Receivable, the Borrower agrees to give such notice or use commercially reasonable efforts to obtain such approval.

4.10 Increased Costs.

4.10.1 Increased Costs Generally. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBOR Rate) or the Issuing Lender;

(ii) subject any Lender or the Issuing Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any Loan under the LIBOR Rate Option made by it, or change the basis of taxation of payments to such Lender or the Issuing Lender in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 4.11 [Taxes] and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the Issuing Lender); or

(iii) impose on any Lender or the Issuing Lender or the London interbank market any other condition, cost or expense affecting this Agreement or Loan under the LIBOR Rate Option made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan under the LIBOR Rate Option (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the Issuing Lender of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the Issuing Lender hereunder (whether of principal, interest or any other amount) in each case, in an amount deemed to be material by such Lender or Issuing Lender, then, upon request of such Lender or the Issuing Lender, the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.

4.10.2 Capital Requirements. If any Lender or the Issuing Lender reasonably determines that any Change in Law affecting such Lender or the Issuing Lender or any lending office of such Lender or such Lender’s or the Issuing Lender’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Lender’s capital or on the capital of such Lender’s or the Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Lender’s policies and the policies of such Lender’s or the Issuing Lender’s holding company with respect to capital adequacy), in each case, in an amount deemed to be material by such Lender or Issuing Lender, then from time to time the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender’s or the Issuing Lender’s holding company for any such reduction suffered.

4.10.3 Certificates for Reimbursement; Repayment of Outstanding Loans; Borrowing of New Loans. A certificate of a Lender or the Issuing Lender reasonably setting forth in sufficient detail for calculation the amount or amounts necessary to compensate such Lender or the Issuing Lender or its holding company, as the case may be, as specified in Sections 4.10.1 [Increased Costs Generally] or 4.10.2 [Capital Requirements] and delivered to the Borrower shall be conclusive absent manifest error. In determining such amounts, a Lender or Issuing Lender may use reasonable averaging or attribution methods. The Borrower shall pay such Lender or the Issuing Lender, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof.

4.10.4 Delay in Requests. Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or the Issuing Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof).

4.11 Taxes.

4.11.1 Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required by applicable Law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, each Lender or Issuing Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall timely pay the full amount deducted to the relevant Official Body in accordance with applicable Law.

4.11.2 Payment of Other Taxes by the Borrower. Without limiting the provisions of Section 4.11.1 [Payments Free of Taxes] above, the Borrower shall timely pay any Other Taxes to the relevant Official Body in accordance with applicable Law.

4.11.3 Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Lender, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or the Issuing Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Official Body. A certificate as to the amount of such payment or liability and reasonably describing the basis for such determination delivered to the Borrower by a Lender or the Issuing Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error.

4.11.4 Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Official Body, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Official Body evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

4.11.5 Status of Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the Law of the jurisdiction in which the Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower (with a duplicate original or copy as requested by the Administrative Agent), at the time or times prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding. Notwithstanding the submission of a such documentation claiming a reduced rate of or exemption from U.S. withholding tax, the Administrative Agent shall be entitled to withhold United States federal income taxes at the full 30% withholding rate if in its reasonable judgment it is required to do so under the due diligence requirements imposed upon a withholding agent under § 1.1441-7(b) of the United States Income Tax Regulations. Further, the Administrative Agent is indemnified under § 1.1461-1(e) of the United States Income Tax Regulations against any claims and demands of any Lender or assignee or participant of a Lender for the amount of any tax it deducts and withholds in accordance with regulations under § 1441 of the Internal Revenue Code. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

Without limiting the generality of the foregoing, in the event that the Borrower is resident for tax purposes in the United States of America, any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of originals or copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(i) duly completed copies of IRS Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States of America is a party,

(ii) duly completed copies of IRS Form W-8ECI,

(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) duly completed copies of IRS Form W-8BEN, or

(iv) any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower to determine the withholding or deduction required to be made.

4.12 Indemnity. In addition to the compensation or payments required by Section 4.10 [Increased Costs] or Section 4.11 [Taxes], the Borrower shall indemnify each Lender against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Lender to fund or maintain Loans subject to a LIBOR Rate Option) which such Lender sustains or incurs as a consequence of any:

(i) payment, prepayment, conversion or renewal of any Loan to which a LIBOR Rate Option applies on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

(ii) attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.5 [Revolving Credit Loan Requests] or Section 3.2 [Interest Periods] or notice relating to prepayments under Section 4.6 [Voluntary Prepayments], or

(iii) default by the Borrower in the performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of the Borrower to pay when due (by acceleration or otherwise) any principal, interest, Commitment Fee or any other amount due hereunder.

If any Lender sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Lender (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Lender shall deem reasonable) to be necessary to indemnify such Lender for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination and shall be conclusive and binding absent manifest error. Such amount shall be due and payable by the Borrower to such Lender ten (10) Business Days after such notice is given.

4.13 Settlement Date Procedures. In order to minimize the transfer of funds between the Lenders and the Agent, the Borrower may borrow, repay and reborrow Swing Loans and PNC Bank may make Swing Loans as provided in Section 2.1.2 hereof during the period between Settlement Dates. Not later than 1:00 p.m. on each Settlement Date, the Agent shall notify each Lender of its Ratable Share of the total of the Revolving Credit Loans and the Swing Loans (each a “Required Share”). Prior to 2:00 p.m., Pittsburgh time, on such Settlement Date, each Lender shall pay to the Agent the amount equal to the difference between its Required Share and its Revolving Credit Loans, and the Agent shall pay to each Lender its Ratable Share of all payments made by the Borrower to the Administrative Agent with respect to the Revolving Credit Loans. The Administrative Agent shall also effect settlement in accordance with the foregoing sentence on the proposed Borrowing Dates for Revolving Credit Loans and on dates of repayment pursuant to Section 4.7 [Mandatory Prepayments] and may at its option effect settlement on any other Business Day. These settlement procedures are established solely as a matter of administrative convenience, and nothing contained in this Section 4.13 shall relieve the Lender of their obligations to fund Revolving Credit Loans on dates other than a Settlement Date pursuant to Section 2.1.2. The Agent may at any time at its option for any reason whatsoever require each Lender to pay immediately to the Agent such Lender’s Ratable Share of the outstanding Revolving Credit Loans and each Lender may at any time require the Agent to pay immediately to such Lender its Ratable Share of all payments made by the borrower to the Agent with respect to the Revolving Credit Loans.

5. REPRESENTATIONS AND WARRANTIES

5.1 Representations and Warranties. The Loan Parties, jointly and severally, represent and warrant to the Administrative Agent and each of the Lenders as follows:

5.1.1 Organization and Qualification; Power and Authority; Compliance With Laws; Title to Properties; Event of Default. Each Loan Party and each Subsidiary of each Loan Party (i) is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (ii) has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct, (iii) is duly licensed or qualified and in good standing in each jurisdiction listed on Schedule 5.1.1 and in all other jurisdictions where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary, (iv) has full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part, (v) is in compliance in all material respects with all applicable Laws (other than Environmental Laws which are specifically addressed in Section 5.1.14 [Environmental Matters]) in all jurisdictions in which any Loan Party or Subsidiary of any Loan Party is presently or will be doing business except where the failure to do so would not constitute a Material Adverse Change, and (vi) has good and marketable title to or valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except Permitted Liens. No Event of Default or Potential Default exists or is continuing.

5.1.2 Subsidiaries and Owners; Investment Companies. Schedule 5.1.2 states (i) the name of each of the Borrower’s Subsidiaries, its jurisdiction of organization and the amount, percentage and type of equity interests in such Subsidiary (the “Subsidiary Equity Interests”), and (ii) any options, warrants or other rights outstanding to purchase any such equity interests referred to in clause (i). The Borrower and each Subsidiary of the Borrower has good and marketable title to all of the Subsidiary Equity Interests it purports to own, free and clear in each case of any Lien and all such Subsidiary Equity Interests been validly issued, fully paid and nonassessable. None of the Loan Parties or Subsidiaries of any Loan Party is an “investment company” registered or required to be registered under the Investment Company Act of 1940 or under the “control” of an “investment company” as such terms are defined in the Investment Company Act of 1940 and shall not become such an “investment company” or under such “control.”

5.1.3 Validity and Binding Effect. This Agreement and each of the other Loan Documents (i) has been duly and validly executed and delivered by each Loan Party, and (ii) constitutes, or will constitute, legal, valid and binding obligations of each Loan Party which is or will be a party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied covenants of good faith and fair dealing.

5.1.4 No Conflict; Material Agreements; Consents. Neither the execution and delivery of this Agreement or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party or any of its Subsidiaries (other than Liens granted under the Loan Documents). There is no default under such material agreement (referred to above) and none of the Loan Parties or their Subsidiaries is bound by any contractual obligation, or subject to any restriction in any organization document, or any requirement of Law which could result in a Material Adverse Change. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents.

5.1.5 Litigation. Except as set forth in Schedule 5.1.5, there are no actions, suits, proceedings or investigations pending or, to the actual knowledge of any Loan Party, threatened in writing against such Loan Party or any Subsidiary of such Loan Party at law or in equity before any Official Body which individually or in the aggregate may reasonably be expected to result in any Material Adverse Change. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of any order, writ, injunction or any decree of any Official Body which may reasonably be expected to result in any Material Adverse Change.

5.1.6 Financial Statements.

(i) Historical Statements. The Borrower has delivered to the Administrative Agent copies of its audited consolidated year-end financial statements for and as of the end of the three (3)

fiscal years ended December 31, 2007. In addition, the Borrower has delivered to the Administrative Agent copies of its unaudited consolidated interim financial statements for the fiscal year to date and as of the end of the fiscal quarter ended September 30, 2008 (all such annual and interim statements being collectively referred to as the “Statements”). The Statements were compiled from the books and records maintained by the Borrower’s management, are correct and complete and fairly represent, in all material respects, the consolidated financial condition of the Borrower and its Subsidiaries as of the respective dates thereof and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied, subject (in the case of the interim statements) to normal year-end audit adjustments.

(ii) Accuracy of Financial Statements. Neither the Borrower nor any Subsidiary of the Borrower has any liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Statements or in the notes thereto, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of the Borrower or any Subsidiary of the Borrower which may cause a Material Adverse Change. Since December 31, 2007, no Material Adverse Change has occurred.

5.1.7 Margin Stock. None of the Loan Parties or any Subsidiaries of any Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U, T or X as promulgated by the Board of Governors of the Federal Reserve System). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. None of the Loan Parties or any Subsidiary of any Loan Party holds or intends to hold margin stock in such amounts that more than 25% of the reasonable value of the assets of any Loan Party or Subsidiary of any Loan Party are or will be represented by margin stock.

5.1.8 Full Disclosure. Neither this Agreement nor any other Loan Document, nor any certificate, statement, agreement or other documents furnished to the Administrative Agent or any Lender in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading.

5.1.9 Taxes. All federal, state, local and other tax returns required to have been filed with respect to each Loan Party and each Subsidiary of each Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made.

5.1.10 Patents, Trademarks, Copyrights, Licenses, Etc. Except as disclosed on Schedule 5.1.10, each Loan Party and each Subsidiary of each Loan Party owns or possesses all the material Patents, Trademarks, service marks, trade names, Copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by such Loan Party or Subsidiary, without actually known possible, alleged or actual material conflict with the rights of others.

5.1.11 Liens in the Collateral. Except to the extent disclosed on Schedule 1.1(P) and subject to Permitted Liens, the Liens in the Collateral granted to the Administrative Agent for the benefit of the Lenders pursuant to the Pledge Agreement and the Security Agreement (collectively, the

“Collateral Documents”) constitute and will continue to constitute first priority perfected Liens. All filing fees and other expenses in connection with the perfection of such Liens have been or will be paid by the Borrower.

5.1.12 Insurance. The properties of each Loan Party and each of its Subsidiaries are insured pursuant to policies and other bonds which are valid and in full force and effect and which provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each such Loan Party and Subsidiary in accordance with prudent business practice in the industry of such Loan Parties and Subsidiaries.

5.1.13 ERISA Compliance. (i) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

(ii) No ERISA Event has occurred or is reasonably expected to occur; (a) no Pension Plan has any unfunded pension liability (i.e. excess of benefit liabilities over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan for the applicable plan year); (b) neither Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (c) neither Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (d) neither Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

5.1.14 Environmental Matters. Each Loan Party is and, to the actual knowledge of each respective Loan Party, each of its Subsidiaries is and has been in compliance in all material respects with applicable Environmental Laws except as disclosed on Schedule 5.1.14; provided that such matters so disclosed could not in the aggregate result in a Material Adverse Change.

5.2 Updates to Schedules Upon Borrowing. Should any of the information or disclosures provided on any of the Schedules attached hereto become outdated or incorrect in any material respect, the Borrower shall provide the Administrative Agent in writing with such revisions or updates to such Schedule as may be reasonably necessary or appropriate to update or correct same together with any request for a Revolving Credit Loan, a request for a Swing Line Loan, a request for a Letter of Credit or the delivery of any Compliance Certificate; provided, however, that no Schedule shall be deemed to have been amended, modified or superseded by any such correction or update, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until the Required Lenders, in their reasonable discretion, shall have accepted in writing such revisions or updates to such Schedule.

6. CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT

The obligation of each Lender to make Loans and of the Issuing Lender to issue Letters of Credit hereunder is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

6.1 First Loans and Letters of Credit.

6.1.1 Deliveries. On the Closing Date, the Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent:

(i) A Borrowing Base Certificate prepared as of the last Business Day of the month immediately preceding the Closing Date, showing total unused availability under the Revolving Credit Commitments, after giving effect to the Loans to be made on the Closing Date and consummation of the transactions contemplated hereby.

(ii) A certificate of each of the Loan Parties signed by an Authorized Officer, dated the Closing Date stating that: (a) the representations and warranties hereunder are true and correct in all material respects; (b) the Loan Parties are in compliance with each of the covenants and conditions hereunder; (c) no Event of Default or Potential Default exists; and (d) no Material Adverse Change has occurred since the date of the last audited financial statements of the Borrower delivered to the Administrative Agent.

(iii) A certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to: (a) all action taken by each Loan Party in connection with this Agreement and the other Loan Documents; (b) the names of the Authorized Officers authorized to sign the Loan Documents and their true signatures; and (c) copies of its organizational documents as in effect on the Closing Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized or qualified to do business.

(iv) This Agreement and each of the other Loan Documents signed by an Authorized Officer and all appropriate financing statements and appropriate stock powers and certificates evidencing the pledged Collateral.

(v) A written opinion of counsel for the Loan Parties, dated the Closing Date and as to the matters set forth in Schedule 6.1.1.

(vi) Evidence that adequate insurance required to be maintained under this Agreement is in full force and effect, with additional insured, mortgagee and lender loss payable special endorsements attached thereto in form and substance satisfactory to the Administrative Agent and its counsel naming the Administrative Agent as additional insured, mortgagee and lender loss payee.

(vii) A duly completed Compliance Certificate as of the last day of the fiscal quarter of Borrower most recently ended prior to the Closing Date, signed by an Authorized Officer of Borrower.

(viii) Evidence that (a) the Existing Credit Agreement has been terminated, (b) all Existing Credit Obligations have been paid and (c) all Liens securing such Existing Credit Obligations have been released.

(ix) All fees and expenses of the Lenders and the Agent required to be paid by the Loan Parties, including, without limitation, those fees set forth in the Administrative Agent’s Letter.

(x) Certification that no claim, litigation, suit or other proceeding has been made in writing against Borrower which, in the opinion of the Borrower is in an amount in excess of $2,000,000 other than as previously disclosed to the Administrative Agent.

(xi) Evidence in form and substance satisfactory to the Administrative Agent and its counsel as to the amount and nature of all Tax, ERISA, employee retirement benefit and other contingent liabilities to which the Borrower and its Subsidiaries may be subject.

(xii) Financial projections in form and substance reasonably satisfactory to the Administrative Agent for the period beginning January 1, 2009 and ending on the Expiration Date.

(xiii) An executed Landlord’s Waiver in substantially the form of Exhibit 6.1.1(xiii) from the lessor for each leased Collateral location required under the Security Agreement.

(xiv) Such other documents in connection with such transactions as the Administrative Agent or its counsel may reasonably request.

6.1.2 Payment of Fees. The Borrower shall have paid all fees payable on or before the Closing Date.

6.2 Each Loan or Letter of Credit. At the time of making any Loans or issuing any Letters of Credit and after giving effect to the proposed extensions of credit the Administrative Agent shall have received each of the following:

(i) A Borrowing Base Certificate, in form and substance satisfactory to the Administrative Agent, prepared as of the last Business Day of the month immediately preceding the month in which the request is made, showing total unused availability under the Revolving Credit Commitments, after giving effect to the Loans to be made or the Letters of Credit to be issued.

(ii) Satisfaction of the conditions set forth in Section 6.1.1(ii), (ix), (x) and (xi).

(iii) The making of the Loans or issuance of such Letter of Credit shall not contravene any Law applicable to any Loan Party or Subsidiary of any Loan Party or any of the Lenders.

(iv) A duly executed and completed Loan Request or to the Issuing Lender an application for a Letter of Credit, as the case may be, each in a form and substance satisfactory to the Administrative Agent.

(v) Any update to Schedules required by Section 5.2 [Updates to Schedules Upon Borrowing].

7. COVENANTS

The Loan Parties, jointly and severally, covenant and agree that until Payment in Full, the Loan Parties shall comply at all times with the following covenants:

7.1 Affirmative Covenants.

7.1.1 Preservation of Existence, Etc. Subject to Schedule 7.2.8, each Loan Party shall, and shall cause each of its Significant Subsidiaries to, maintain its legal existence as a corporation, limited partnership or limited liability company and its license or qualification and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except as otherwise expressly permitted in Section 7.2.5 [Liquidations, Mergers, Etc.].

7.1.2 Payment of Liabilities, Including Taxes, Etc. Each Loan Party shall, and shall cause each of its Subsidiaries to, duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made.

7.1.3 Maintenance of Insurance. Each Loan Party shall, and shall cause each of its Subsidiaries to, insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, workers’ compensation, public liability and business interruption insurance) and against other risks in such amounts as such party reasonably deems appropriate with reputable and financially sound insurers, including self-insurance to the extent customary, all subject to the reasonable discretion of the Administrative Agent. The Loan Parties shall comply with the covenants and provide the endorsement set forth on Schedule 7.1.3 relating to property and related insurance policies covering the Collateral.

7.1.4 Maintenance of Properties and Leases. Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties useful or necessary to its business, and from time to time, such Loan Party will make or cause to be made all appropriate repairs, renewals or replacements thereof.

7.1.5 Visitation Rights. Each Loan Party shall, and shall cause each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of the Administrative Agent or any of the Lenders to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times during customary business hours and as often as any of the Lenders may reasonably request, provided that each Lender shall provide the Borrower and the Administrative Agent with reasonable notice prior to any visit or inspection. In the event any Lender desires to conduct an audit of any Loan Party, such Lender shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Administrative Agent.

7.1.6 Keeping of Records and Books of Account. The Borrower shall, and shall cause each Subsidiary of the Borrower to, maintain and keep proper books of record and account which enable the Borrower and its Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Borrower or any Subsidiary of the Borrower, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

7.1.7 Compliance with Laws; Use of Proceeds. Each Loan Party shall, and shall cause each of its Subsidiaries to, comply with all applicable Laws, including all Environmental Laws, in all material respects; provided that it shall not be deemed to be a violation of this Section 7.1.7 if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which in the aggregate would constitute a Material Adverse Change. The Loan Parties will use the Letters of Credit and the proceeds of the Loans only in accordance with Section 2.8 [Use of Proceeds] and as permitted by applicable Law.

7.1.8 Further Assurances. Each Loan Party shall, from time to time, at its expense, faithfully preserve and protect the Administrative Agent’s Lien on and Prior Security Interest, subject to Permitted Liens, if any, in the Collateral whether now owned or hereafter acquired as a continuing first priority perfected Lien, subject only to Permitted Liens, and shall do such other acts and things as the Administrative Agent in its sole discretion may deem necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its rights and remedies thereunder with respect to the Collateral.

7.1.9 Anti-Terrorism Laws. None of the Loan Parties is or shall be (i) a Person with whom any Lender is restricted from doing business under Executive Order No. 13224 or any other Anti-Terrorism Law, (ii) engaged in any business involved in making or receiving any contribution of funds, goods or services to or for the benefit of such a Person or in any transaction that evades or avoids, or has the purpose of evading or avoiding, the prohibitions set forth in any Anti-Terrorism Law, or (iii) otherwise in violation of any Anti-Terrorism Law. The Loan Parties shall provide to the Lenders any certifications or information that a Lender reasonably requests to confirm compliance by the Loan Parties with Anti-Terrorism Laws.

7.1.10 Pledge of equity Interest in Under Armour Europe BV and Under Armour France S.a.r.l. Within [thirty (30) days] of the Closing Date, the Borrower shall cause sixty-five percent (65%) of the issued and outstanding equity interests, whether capital stock, shares, securities, member interests or partnership interests, of each of Under Armour Europe BV and Under Armour France S.a.r.l to be pledged to the Administrative Agent for the benefit of the Lenders to secure the Obligations.

7.1.11 Landlord’s Waiver. Within [thirty (30) days] of the Closing Date, the Borrower shall deliver, or cause to be delivered, to the Administrative Agent, a Landlord’s Waiver for each of the leased locations set forth on Schedule 7.1.11.

7.2 Negative Covenants.

7.2.1 Indebtedness. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except Permitted Indebtedness.

7.2.2 Liens. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so (specifically including, for the avoidance of doubt, all of the Trademarks of the Loan Parties), except Permitted Liens.

7.2.3 Guaranties. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for (i) Guaranties of Indebtedness of the Loan Parties permitted hereunder and (ii) guarantees of indebtedness or other obligations of any other Loan Parties or Subsidiaries of Loan Parties otherwise permitted hereunder.

7.2.4 Loans and Investments. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other investment or interest in, or make any capital contribution to, any other Person, or agree, become or remain liable to do any of the foregoing, except Permitted Investments.

7.2.5 Liquidations, Mergers, Consolidations, Acquisitions. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person; provided that any Loan Party other than the Borrower may consolidate or merge into another Loan Party which is wholly-owned by one or more of the other Loan Parties. By way of clarification, a Loan Party may merge with and into the Borrower.

7.2.6 Dispositions of Assets or Subsidiaries. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party), except:

(i) transactions involving the sale or other disposition of inventory in the ordinary course of business;

(ii) any sale, transfer, lease, or other disposition of assets in the ordinary course of business which are no longer necessary or required in the conduct of such Loan Party’s or such Subsidiary’s business;

(iii) any sale, transfer or lease of assets by any wholly owned Subsidiary of such Loan Party to another Loan Party; provided that the documents necessary to grant and perfect Prior Security Interests, subject to Permitted Liens, if any, to the Administrative Agent for the benefit of the Lenders in the equity interests of, and Collateral held by, such wholly owned Subsidiary are executed by the Loan Party to whom the assets are being transferred;

(iv) any sale, transfer or lease of assets in the ordinary course of business which are replaced by substitute assets acquired or leased within the parameters of Permitted Indebtedness; provided such substitute assets are subject to the Lenders’ Prior Security Interest, subject to Permitted Liens, if any; or

(v) provided no Potential Default or Event of Default exists, transfers to one or more Foreign Subsidiaries of a Loan Party of those Trademarks of the Loan Parties solely used in connection with sales of such Foreign Subsidiaries outside of the United States of America; provided, that simultaneously with such transfer, the Loan Parties shall cause the applicable Foreign Subsidiaries to grant to the Administrative Agent, for the benefit of the Lenders, a license to use the transferred Trademarks on the same basis as set forth in Section 8.2.4.

7.2.7 Affiliate Transactions. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, enter into or carry out any transaction (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party or other Person) with an Affiliate of such Person unless such transaction is not otherwise prohibited by this Agreement, is entered into in the ordinary course of business upon fair and reasonable arm’s-length terms and conditions and is in accordance with all applicable Law.

7.2.8 Subsidiaries. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Agreement as Guarantor on the Closing Date; (ii) any Subsidiary formed after the Closing Date which, within thirty (30) days of formation, joins this Agreement as a Guarantor by delivering to the Administrative Agent (A) a signed Guarantor Joinder; (B) documents in the forms described in Section 6.1 [First Loans] modified as appropriate; and (C) documents necessary to grant and perfect Prior Security Interests, subject to Permitted Liens, if any, to the Administrative Agent for the benefit of the Lenders in the equity interests of, and Collateral held by, such Subsidiary, and (iii) subsidiaries not formed under the state or federal laws of the United States, 65% of whose Subsidiary Equity Interests are pledged to the Administrative Agent for the benefit of the Lenders within thirty (30) days of its formation pursuant to the Pledge Agreement.

7.2.9 Continuation of or Change in Business. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, engage in any business other than the design, development, marketing, sale and distribution of branded performance products and related businesses, substantially as conducted and operated by such Loan Party or Subsidiary during the present fiscal year, and such Loan Party or Subsidiary shall not permit any material change in such business.

7.2.10 Fiscal Year. The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, change its fiscal year from the twelve-month period beginning January 1 and ending December 31; provided, however, that any Subsidiary formed pursuant to Section 7.2.8 may, if permitted by applicable Law, extend its first taxable year beyond December 31 of the year in which it was formed and into the next year, so long as its fiscal year shall end on December 31 of the next succeeding year and every year thereafter.

7.2.11 Changes in Organizational Documents. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, amend in any respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents in any way that would be adverse to the Lenders as determined by the Administrative Agent in its reasonable discretion without obtaining the prior written consent of the Administrative Agent; provided, however, that a change of the name of a Loan Party or a Subsidiary shall not be considered adverse to the Lenders hereunder unless and until such Loan Party or Subsidiary fails to give notice thereof to the Administrative Agent within ten (10) Business Days of any such change.

7.2.12 Minimum Fixed Charge Coverage Ratio. The Loan Parties shall not permit the Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter for the fiscal quarter then ended, to be less than 1.25 to 1.0.

7.2.13 Maximum Leverage Ratio. The Loan Parties shall not at any time permit the Leverage Ratio to exceed 2.5 to 1.0.

7.3 Reporting Requirements. The Loan Parties will furnish or cause to be furnished to the Administrative Agent and each of the Lenders.

7.3.1 Borrowing Base Certificates, Schedules of Accounts Receivable and Inventory.

Within twenty (20) calendar days after the end of each calendar month so long as any Loan is outstanding or each fiscal quarter if no Loan is outstanding, (a) a Borrowing Base Certificate as of the last day of the immediately preceding month in the form of Exhibit 6.1.1(i) hereto, appropriately completed, executed and delivered by an Authorized Officer; (b) a Schedule of Accounts Receivable and Schedule of Inventory as of the end of the immediately preceding month; and (c) the Schedule of Payables.

7.3.2 Quarterly Financial Statements. As soon as available and in any event within forty-five (45) calendar days after the end of each of the first three fiscal quarters in each fiscal year, financial statements of the Borrower, consisting of a consolidated and consolidating balance sheet as of the end of such fiscal quarter and related consolidated and consolidating statements of income, stockholders’ equity and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by any of the Chief Executive Officer, Chief Operating Officer or Chief Financial Officer of the Borrower as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

7.3.3 Annual Financial Statements. As soon as available and in any event within ninety (90) days after the end of each fiscal year of the Borrower, financial statements of the Borrower consisting of a consolidated and consolidating balance sheet as of the end of such fiscal year (which consolidating balance sheets are unaudited but derived from the audited consolidated statements), and related consolidated and consolidating statements of income, stockholders’ equity and cash flows for the fiscal year then ended (which consolidating statements of income, stockholders’ equity and cash flows are unaudited but derived from the audited consolidated statements), all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and, in the case of consolidated statements only, certified by independent certified public accountants of nationally recognized standing satisfactory to the Administrative Agent. The certificate or report of accountants shall include any management letters submitted to the Borrower by such independent accountants in connection with the audit and shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents.

7.3.4 Certificate of the Borrower. Concurrently with the financial statements of the Borrower furnished to the Administrative Agent and to the Lenders pursuant to Sections 7.3.2 [Quarterly Financial Statements] and 7.3.3 [Annual Financial Statements], a certificate (each a “Compliance Certificate”) of the Borrower signed by any of the Chief Executive Officer, Chief Operating Officer or Chief Financial Officer of the Borrower, in the form of Exhibit 7.3.4.

7.3.5 Notices

7.3.5.1 Default. Promptly after any officer of any Loan Party has learned of the occurrence of an Event of Default or Potential Default, a certificate signed by an Authorized Officer setting forth the details of such Event of Default or Potential Default and the action which such Loan Party proposes to take with respect thereto.

7.3.5.2 Litigation. Promptly after the commencement thereof, written notice of all actions, suits, proceedings or investigations before or by any Official Body or any other Person against any Loan Party or Subsidiary of any Loan Party which relate to the Collateral, involve a claim or series of claims in excess of $5,000,000 or which if adversely determined would constitute a Material Adverse Change.

7.3.5.3 Organizational Documents. Within ten (10) Business Days of any amendment to the organizational documents of any Loan Party.

7.3.5.4 Erroneous Financial Information. Immediately in the event that the Borrower or its accountants conclude or advise that any previously issued financial statement, audit report or interim review should no longer be relied upon or that disclosure should be made or action should be taken to prevent future reliance.

7.3.5.5 ERISA Event. Immediately upon the occurrence of any ERISA Event.

7.3.5.6 Qualified Accounts Receivable. Promptly after any Accounts Receivable have been determined by the Administrative Agent not to meet the requirements set forth on Schedule 1.1(C)(ii)(d), the Borrower shall provide to each of the Lenders the Schedule of Accounts Receivable and other documentation providing the basis for such determination and the anticipated concentration level of the Accounts Receivable owed by such individual Account Debtor for the six (6) months following the date of such determination.

7.3.5.7 Other Reports. Promptly upon their becoming available to the Borrower:

(i) Annual Budget. The annual budget and any forecasts or projections of the Borrower, to be supplied not later than thirty (30) days prior to commencement of the fiscal year to which any of the foregoing may be applicable;

(ii) Management Letters. Any reports including management letters submitted to the Borrower by independent accountants in connection with any annual, interim or special audit;

(iii) SEC Reports; Shareholder Communications. Reports, including Forms 10-K, 10-Q and 8-K, registration statements and prospectuses and other shareholder communications, filed by the Borrower with the Securities and Exchange Commission; and

(iv) Other Information. Such other reports and information as any of the Lenders may from time to time reasonably request.

8. DEFAULT

8.1 Events of Default. An Event of Default shall mean the occurrence or existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of Law):

8.1.1 Payments Under Loan Documents. The Borrower shall fail to pay any principal of any Loan (including scheduled installments, mandatory prepayments or the payment due at maturity), Reimbursement Obligation or Letter of Credit or Obligation or any interest on any Loan , Reimbursement Obligation or Letter of Credit Obligation or any other amount owing hereunder or under the other Loan Documents within five (5) Business Days of the date on which such principal, interest or other amount becomes due in accordance with the terms hereof or thereof;

8.1.2 Breach of Warranty. Any representation or warranty made at any time by any of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished;

8.1.3 Breach of Negative Covenants. Any of the Loan Parties shall default in the observance or performance of any covenant contained in Section 7.2 [Negative Covenants];

8.1.4 Breach of Other Covenants. Any of the Loan Parties shall default in the observance or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of thirty (30) days beyond written notice of same by the Administrative Agent;

8.1.5 Defaults in Other Agreements or Indebtedness. A material default or event of default shall occur at any time under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor in excess of $2,000,000 in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any Indebtedness when due (whether at stated maturity, by acceleration or otherwise) or such breach or default permits or causes the acceleration of any Indebtedness or the termination of any commitment to lend;

8.1.6 Final Judgments or Orders. Any final judgments or orders for the payment of money in excess of $5,000,000 in the aggregate (other than a judgment which is covered by effective insurance) shall be entered against any Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty (30) days from the date of entry (or, if stayed pending appeal, shall not have been discharged within thirty (30) days after the entry of a final order of affirmance on appeal);

8.1.7 Loan Document Unenforceable. Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party’s successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby, provided, however, that this Section 8.1.7 shall not apply if such Loan Document ceases to be legal, valid and binding due to action of an Official Body of general application;

8.1.8 Uninsured Losses; Proceedings Against Assets. There shall occur any material uninsured damage to or loss, theft or destruction (other than in the ordinary course of business or the write down or write off of assets, inventory or accounts receivable in the ordinary course of business) of any of the Collateral in excess of $5,000,000 or the Collateral or any other of the Loan Parties’ or any of their

Subsidiaries’ material assets are attached, seized, levied upon or subjected to a writ or distress warrant; or such come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not cured within thirty (30) days thereafter;

8.1.9 Events Relating to Plans and Benefit Arrangements. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $1,000,000, or (ii) Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $1,000,000, and such condition remains uncured for a period of thirty (30) days from the date of occurrence;

8.1.10 Change of Control. A Change of Control shall have occurred; and

8.1.11 Relief Proceedings.

(i) A Relief Proceeding shall have been instituted against any Loan Party or Subsidiary of a Loan Party and such Relief Proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting any of the relief sought in such Relief Proceeding, (ii) any Loan Party or Subsidiary of a Loan Party institutes, or takes any action in furtherance of, a Relief Proceeding, or (iii) any Loan Party or any Significant Subsidiary of a Loan Party ceases to be Solvent or admits in writing its inability to pay its debts as they mature.

8.2 Consequences of Event of Default.

8.2.1 Events of Default Other Than Bankruptcy, Insolvency or Reorganization Proceedings. If an Event of Default specified under Sections 8.1.1 through 8.1.10 shall occur and be continuing beyond any applicable grace or cure period, the Lenders and the Administrative Agent shall be under no further obligation to make Loans and the Issuing Lender shall be under no obligation to issue Letters of Credit and the Administrative Agent may, and upon the request of the Required Lenders, shall (i) by written notice to the Borrower, declare the unpaid principal amount of the Notes then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Lenders hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Administrative Agent for the benefit of each Lender without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and (ii) require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest-bearing account with the Administrative Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Administrative Agent and the Lenders, and grants to the Administrative Agent and the Lenders a security interest in, all such cash as security for such Obligations; and

8.2.2 Bankruptcy, Insolvency or Reorganization Proceedings. If an Event of Default specified under Section 8.1.11 [Relief Proceedings] shall occur and continue beyond any applicable grace or cure period, the Lenders shall be under no further obligations to make Loans hereunder and the Issuing Lender shall be under no obligation to issue Letters of Credit and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Lenders hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

8.2.3 Set-off. If an Event of Default shall have occurred and be continuing beyond any applicable grace or cure period, each Lender, the Issuing Lender, and each of their respective Affiliates and any participant of such Lender or Affiliate which has agreed in writing to be bound by the provisions of Section 4.3 [Sharing of Payments] is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the Issuing Lender or any such Affiliate or participant to or for the credit or the account of any Loan Party against any and all of the Obligations of such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, the Issuing Lender, Affiliate or participant, irrespective of whether or not such Lender, Issuing Lender, Affiliate or participant shall have made any demand under this Agreement or any other Loan Document and although such Obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or the Issuing Lender different from the branch or office holding such deposit or obligated on such Indebtedness. The rights of each Lender, the Issuing Lender and their respective Affiliates and participants under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Lender or their respective Affiliates and participants may have. Each Lender and the Issuing Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application; and

8.2.4 Limited License. Regardless of whether the Administrative Agent’s security interests in any of the Patents and Copyrights have attached or are perfected, each of the Loan Parties hereby irrevocably grants to the Administrative Agent, for the benefit of the Lenders, for use solely by the Administrative Agent (and its agents and representatives) during the existence and continuation of any Event of Default beyond any applicable grace or cure period, or during the existence and continuation of any subsequent Event(s) of Default beyond any applicable grace or cure period, a limited royalty-free, non-exclusive license to use such Loan Party’s Trademarks, Copyrights, Patents and other proprietary and intellectual property rights, solely in connection with the (i) advertisement for sale, and the sale or other disposition of, any finished goods Inventory by the Administrative Agent in accordance with the provisions of Section 8 of this Agreement, and (ii) the manufacture, assembly, completion and preparation for sale of any unfinished Inventory by the Administrative Agent in accordance with this Agreement. Notwithstanding the foregoing, the limited license granted pursuant to this Section 8.2.4 shall not be transferable or sub-licensable by the Administrative Agent; provided that the Administrative Agent may sublicense such limited license to any contractor for the sole purpose of performing the actions permitted to be performed by the Administrative Agent pursuant to clauses (i) and (ii) above. In exercising its rights pursuant to the foregoing clause (ii), the Administrative Agent shall use commercially reasonable efforts to ensure that the quality of the Inventory that is finished by the Administrative Agent is commensurate with the quality of the other Inventory of the Loan Parties. Any improvement or changes to such Trademarks, Copyrights, Patents or other proprietary and intellectual property rights resulting from actions taken by Administrative Agent pursuant to subsections (i) and (ii) of this Section shall inure to the benefit of the respective Loan Party holding title to the impacted right.

8.2.5 Application of Proceeds. From and after the date on which the Administrative Agent has taken any action pursuant to this Section 8.2 and until all Obligations of the Loan Parties have been paid in full, any and all proceeds received by the Administrative Agent for the ratable account of the Lenders and other holders of the Obligations from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy by the Administrative Agent, shall be applied as follows:

(i) first, to reimburse the Administrative Agent and the Lenders for out-of-pocket costs, expenses and disbursements, including reasonable attorneys’ and paralegals’ fees and legal expenses, incurred by the Administrative Agent or the Lenders in connection with realizing on the Collateral or collection of any Obligations of any of the Loan Parties under any of the Loan Documents, including advances made by the Lenders or any one of them or the Administrative Agent for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral;

(ii) second, to the payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans and other Obligations, in such manner as the Administrative Agent may determine in its discretion;

(iii) third, to the payment of that portion of the Obligations constituting unpaid principal of the Loans;

(iv) fourth, to the payment of that portion of the Obligations constituting accrued and unpaid fees and expenses;

(v) fifth, to the Administrative Agent for the account of the Issuing Lender to cash collateralize that portion of the Letter of Credit Obligations, if any, comprised of the aggregate undrawn amount of Letters of Credit;

(vi) sixth, to the repayment of all Obligations then due and unpaid incurred under Other Lender Provided Financial Service Products or any Lender Provided Interest Rate Hedge, in such manner as the Administrative Agent may determine in its discretion; and

(vii) the balance, if any, as required by Law.

9. THE ADMINISTRATIVE AGENT

9.1 Appointment and Authority. Each of the Lenders and the Issuing Lender hereby irrevocably appoints PNC Bank to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section 9 are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Lender, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

9.2 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

9.3 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Potential Default or Event of Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.1 [Modifications, Amendments or Waivers] and 8.2 [Consequences of Event of Default]) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Potential Default or Event of Default unless and until notice describing such Potential Default or Event of Default is given to the Administrative Agent by the Borrower, a Lender or the Issuing Lender.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Potential Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 6 [Conditions of Lending and Issuance of Letters of Credit] or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

9.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

9.5 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 9 shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

9.6 Resignation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders, the Issuing Lender and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with approval from the Borrower (so long as no Event of Default has occurred and is continuing), to appoint a successor, such approval not to be unreasonably withheld or delayed. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Lender under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the Issuing Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 9.6. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Section 9 and Section 10.3 [Expenses; Indemnity; Damage Waiver] shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

If PNC Bank resigns as Administrative Agent under this Section 9.6, PNC Bank shall also resign as an Issuing Lender, [subject to PNC Bank’s satisfaction of the requirements of Section 4.6.2 [Replacement of a Lender], for which Borrower is deemed to have provided such notice hereby.] Upon the appointment of a successor Administrative Agent hereunder, such successor shall (i) succeed to all of the rights, powers, privileges and duties of PNC Bank as the retiring Issuing Lender and Administrative Agent and PNC Bank shall be discharged from all of its respective duties and obligations as Issuing Lender and Administrative Agent under the Loan Documents, and (ii) issue letters of credit in substitution for the Letters of Credit issued by PNC Bank, if any, outstanding at the time of such succession or make other arrangement satisfactory to PNC Bank to effectively assume the obligations of PNC Bank with respect to such Letters of Credit.

9.7 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the Issuing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the Issuing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

9.8 No Other Duties, etc. Anything herein to the contrary notwithstanding, neither the Lenders, the Administrative Agent, the Syndication Agent nor the Documentation Agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in their capacity, as applicable, as the Administrative Agent, the Syndication Agent, the Documentation Agent, a Lender or the Issuing Lender hereunder.

9.9 Administrative Agent’s Fee. The Borrower shall pay to the Administrative Agent a nonrefundable fee (the “Administrative Agent’s Fee”) under the terms of a letter (the “Administrative Agent’s Letter”) between the Borrower and Administrative Agent, as amended from time to time.

9.10 Authorization to Release Collateral and Guarantors. The Lenders and Issuing Lenders authorize the Administrative Agent to release (i) any Collateral consisting of assets or equity interests sold or otherwise disposed of in a sale or other disposition or transfer permitted under Section 7.2.6 [Disposition of Assets or Subsidiaries] or 7.2.5 [Liquidations, Mergers, Consolidations, Acquisitions], and (ii) any Guarantor from its obligations under the Guaranty Agreement if the ownership interests in such Guarantor are sold or otherwise disposed of or transferred to persons other than Loan Parties or Subsidiaries of the Loan Parties in a transaction permitted under Section 7.2.6 [Disposition of Assets or Subsidiaries] or 7.2.5 [Liquidations, Mergers, Consolidations, Acquisitions].

9.11 No Reliance on Administrative Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (i) any identity verification procedures, (ii) any recordkeeping, (iii) comparisons with government lists, (iv) customer notices or (v) other procedures required under the CIP Regulations or such other Laws.

10. MISCELLANEOUS

10.1 Modifications, Amendments or Waivers. With the written consent of the Required Lenders, the Administrative Agent, acting on behalf of all the Lenders, and the Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Lenders or the Loan Parties hereunder or thereunder, or may grant written waivers or consents hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Lenders and the Loan Parties; provided, that no such agreement, waiver or consent may be made which will:

10.1.1 Increase of Commitment. Increase the amount of the Revolving Credit Commitment of any Lender hereunder without the consent of such Lender;

10.1.2 Extension of Payment; Reduction of Principal Interest or Fees; Modification of Terms of Payment. Whether or not any Loans are outstanding, extend the Expiration Date or the time for payment of principal or interest of any Loan (excluding the due date of any mandatory prepayment of a Loan), the Commitment Fee or any other fee payable to any Lender, or reduce the principal amount of or the rate of interest borne by any Loan or reduce the Commitment Fee or any other fee payable to any Lender, the Commitment Fee or any other fee payable to any Lender, without the consent of each Lender directly affected thereby;

10.1.3 Release of Collateral or Guarantor. Except for sales of assets permitted by Section 7.2.6 [Disposition of Assets or Subsidiaries], release any of the Collateral or any Guarantor from its Obligations under the Guaranty Agreement without the consent of all Complying Lenders; or

10.1.4 Miscellaneous. (i) Amend (A) the definition of “Borrowing Base” or the definitions or calculations contained therein in a manner that results in an increase to the Borrowing Base, (B) the definition of “Non-Complying Lender”, (C) the definition of “Complying Lender”, (D) Section 4.2 [Pro Rata Treatment of Lenders], (E) Section 9.3 [Exculpatory Provisions, Etc.], (F) Section 4.3 [Sharing of Payments by Lenders] or (G) this Section 10.1, (ii) alter any provision regarding the pro rata treatment of the Lenders or requiring all Lenders to authorize the taking of any action or (iii) reduce any percentage specified in the definition of Required Lenders, in each case without the consent of all of the Complying Lenders;

provided that no agreement, waiver or consent which would modify the interests, rights or obligations of the Administrative Agent or the Issuing Lender without the written consent of such Administrative Agent or Issuing Lender, as applicable, and provided, further, that, if in connection with any proposed waiver, amendment or modification referred to in Sections 10.1.1 through 10.1.4 above, the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained (each a “Non-Consenting Lender”), then the Borrower shall have the right to replace any such Non-Consenting Lender with one or more replacement Lenders pursuant to Section 4.6.2 [Replacement of a Lender].

10.2 No Implied Waivers; Cumulative Remedies. No course of dealing and no delay or failure of the Administrative Agent or any Lender in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Administrative Agent and the Lenders under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have.

10.3 Expenses; Indemnity; Damage Waiver.

10.3.1 Costs and Expenses. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including all accounting, appraisal, environmental, audit, and professional search services fees and the reasonable fees, charges and disbursements of counsel for the Administrative Agent), and shall pay all reasonable fees and reasonable time charges and reasonable disbursements for attorneys who may be employees of the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, any Lender or the Issuing Lender (including the reasonable fees, reasonable charges and reasonable disbursements of any counsel for the Administrative Agent, any Lender or the Issuing Lender), and shall pay all reasonable fees and reasonable time charges for attorneys who may be employees of the Administrative Agent, any Lender or the Issuing Lender, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit, and (iv) all reasonable out-of-pocket expenses of the Administrative Agent’s regular employees and agents engaged periodically to perform audits of the Loan Parties’ books, records and business properties.

10.3.2 Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the Issuing Lender, and each Related

Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, reasonable charges and reasonable disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all reasonable fees and reasonable time charges and reasonable disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) breach of representations, warranties or covenants of the Borrower under the Loan Documents, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, including any such items or losses relating to or arising under Environmental Laws or pertaining to environmental matters, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

10.3.3 Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under Sections 10.3.1 [Costs and Expenses] or 10.3.2 [Indemnification by the Borrower] to be paid by it to the Administrative Agent (or any sub-agent thereof), the Issuing Lender or any Related Party of any of the foregoing, each Lender severally agrees (without limiting the Borrower’s obligation to do so) to pay to the Administrative Agent (or any such sub-agent), the Issuing Lender or such Related Party, as the case may be, such Lender’s Ratable Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the Issuing Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or Issuing Lender in connection with such capacity.

10.3.4 Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof.

10.3.5 Payments. All amounts due under this Section shall be payable not later than ten (10) days after demand therefor.

10.4 Holidays. Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day (except as provided in Section 3.2 [Interest Periods]) and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the Expiration Date if the Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

10.5 Notices; Effectiveness; Electronic Communication.

10.5.1 Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in Section 10.5.2 [Electronic Communications]), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier (i) if to a Lender, to it at its address set forth in its administrative questionnaire, or (ii) if to any other Person, to it at its address set forth on Schedule 1.1(B).

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in Section 10.5.2 [Electronic Communications], shall be effective as provided in such Section.

10.5.2 Electronic Communications. Notices and other communications to the Lenders and the Issuing Lender hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or the Issuing Lender if such Lender or the Issuing Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

10.5.3 Change of Address, Etc. Any party hereto may change its address or telecopier number for notices and other communications hereunder by notice to the other parties hereto.

10.6 Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

10.7 Duration; Survival. All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the execution and delivery of this Agreement, the completion of the transactions hereunder and Payment In Full. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Section 4 [Payments] and Section 10.3 [Expenses; Indemnity; Damage Waiver], shall survive Payment in Full. All other covenants and agreements of the Loan Parties shall continue in full force and effect from and after the date hereof and until Payment in Full.

10.8 Successors and Assigns.

10.8.1 Successors and Assigns Generally. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 10.8.2 [Assignments by Lenders], (ii) by way of participation in accordance with the provisions of Section 10.8.4 [Participations], or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.8.6 [Certain Pledges; Successors and Assigns Generally] (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.8.4 [Participations] and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

10.8.2 Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in clause (i)(A) of this Section 10.8.2, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption Agreement with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption Agreement, as of the Trade Date) shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Commitment of the assigning Lender, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned.

(iii) Required Consents. No consent shall be required for any assignment except for the consent of the Administrative Agent (which shall not be unreasonably withheld or delayed) and:

(A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;

(B) the consent of the Issuing Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding).

(iv) Assignment and Assumption Agreement. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption Agreement, together with a processing and recordation fee of $3,500, and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an administrative questionnaire provided by the Administrative Agent.

(v) No Assignment to Borrower. No such assignment shall be made to the Borrower or any of the Borrower’s Affiliates or Subsidiaries.

(vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 10.8.3 [Register], from and after the effective date specified in each Assignment and Assumption Agreement, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption Agreement, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption Agreement, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption Agreement covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.4 [LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available], 4.10 [Increased Costs] and 10.3 [Expenses, Indemnity; Damage Waiver] with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.8.2 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.8.4 [Participations].

10.8.3 Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain a record of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time. Such register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is in such register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. Such register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

10.8.4 Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the

Lenders, Issuing Lender shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver with respect to Sections 10.1.1 [Increase of Commitment, Etc.], 10.1.2 [Extension of Payment, Etc.], or 10.1.3 [Release of Collateral or Guarantor]). Subject to Section 10.8.5 [Limitations upon Participant Rights Successors and Assigns Generally], the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.4 [LIBOR Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available] and 4.10 [Increased Costs] to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.8.2 [Assignments by Lenders]. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 8.2.3 [Setoff] as though it were a Lender; provided such Participant agrees to be subject to Section 4.3 [Sharing of Payments by Lenders] as though it were a Lender.

10.8.5 Limitations upon Participant Rights Successors and Assigns Generally. A Participant shall not be entitled to receive any greater payment under Sections 4.10 [Increased Costs], 4.11 [Taxes] or 10.3 [ Expenses; Indemnity; Damage Waiver] than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 4.11 [Taxes] unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 4.11.5 [Status of Lenders] as though it were a Lender.

10.8.6 Certain Pledges; Successors and Assigns Generally. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

10.9 Confidentiality.

10.9.1 General. Each of the Administrative Agent, the Lenders and the Issuing Lender agrees to maintain the confidentiality of the Information, except that Information may be disclosed (i) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, provided, however, that the recipient of such process shall immediately notify the Borrower of such process and provide Borrower and its Affiliates with reasonable support should such party choose to contest such process, (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (vii) with the consent of the Borrower or (viii) to the extent such Information (Y) becomes publicly available other than as a result of a breach of this Section or (Z) becomes available to the Administrative Agent, any Lender, the Issuing Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower or the other Loan Parties. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

10.9.2 Sharing Information With Affiliates of the Lenders. Each Loan Party acknowledges that from time to time financial advisory and other services may be offered or provided to the Borrower or one or more of its Affiliates in connection with this Agreement by any Lender or by one or more Subsidiaries or Affiliates of such Lender and each of the Loan Parties hereby authorizes each Lender to share for such purpose any information delivered to such Lender by such Loan Party and its Subsidiaries pursuant to this Agreement to any such Subsidiary or Affiliate subject to the provisions of Section 10.9.1 [General].

10.10 Counterparts; Integration; Effectiveness.

10.10.1 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof including any prior confidentiality agreements and commitments. Except as provided in Section 6 [Conditions Of Lending And Issuance Of Letters Of Credit], this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or via electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

10.11 CHOICE OF LAW; SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

10.11.1 Governing Law This Agreement shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles. Each standby Letter of Credit issued under this Agreement shall be subject either to the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce (the “ICC”) at the time of issuance (“UCP”) or the rules of the International Standby Practices (ICC Publication Number 590) (“ISP98”), as determined by the Issuing Lender, and each trade Letter of Credit shall be subject to UCP, and in each case to the extent not inconsistent therewith, the Laws of the Commonwealth of Pennsylvania without regard to is conflict of laws principles.

10.11.2 SUBMISSION TO JURISDICTION. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF MARYLAND SITTING IN BALTIMORE COUNTY AND OF THE NORTHERN DIVISION OF THE UNITED STATES DISTRICT COURT FOR THE STATE OF MARYLAND LOCATED IN BALTIMORE CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT

ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH MARYLAND STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE ISSUING LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

10.11.3 WAIVER OF VENUE. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN THIS SECTION 10.11. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND AGREES NOT ASSERT ANY SUCH DEFENSE.

10.11.4 SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.5 [NOTICES; EFFECTIVENESS; ELECTRONIC COMMUNICATION]. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

10.11.5 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, ADMINISTRATIVE AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.12 USA Patriot Act Notice. Each Lender that is subject to the USA Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Loan Parties that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of Loan Parties and other information that will allow such Lender or Administrative Agent, as applicable, to identify the Loan Parties in accordance with the USA Patriot Act.

The remainder of this page is left blank intentionally.

Signatures follow on next page.

[SIGNATURE PAGE TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

ATTEST:	UNDER ARMOUR, INC., a Maryland corporation

/s/ John P. Stanton	By:	/s/ Brad Dickerson

	Printed:	Brad Dickerson

	Title:	CFO

UNDER ARMOUR MANUFACTURING, LLC,
a Maryland limited liability company

By: Under Armour, Inc., a Maryland corporation, its sole member

/s/ John P. Stanton	By:	/s/ Brad Dickerson

	Printed:	Brad Dickerson

	Title:	CFO

UNDER ARMOUR RETAIL, INC.,
a Maryland corporation

/s/ John P. Stanton	By:	/s/ Brad Dickerson

	Printed:	Brad Dickerson

	Title:	Treasurer

UNDER ARMOUR HOLDINGS, INC.,
a Maryland corporation

/s/ John P. Stanton	By:	/s/ Brad Dickerson

	Printed:	Brad Dickerson

	Title:	Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

ATTEST:	UNDER ARMOUR RETAIL OF MARYLAND, L.L.C.
UNDER ARMOUR RETAIL OF FLORIDA, LLC
UNDER ARMOUR RETAIL OF OHIO, LLC
UNDER ARMOUR RETAIL OF CALIFORNIA, LLC
UNDER ARMOUR RETAIL OF TEXAS, LLC
UNDER ARMOUR RETAIL OF WISCONSIN, LLC
UNDER ARMOUR RETAIL OF MASSACHUSETTS, LLC
UNDER ARMOUR RETAIL OF PENNSYLVANIA, LLC
UNDER ARMOUR RETAIL OF DELAWARE, LLC
UNDER ARMOUR RETAIL OF GEORGIA, LLC
UNDER ARMOUR RETAIL OF NEW YORK, LLC
UNDER ARMOUR RETAIL OF NEW JERSEY, LLC
UNDER ARMOUR RETAIL OF DC, LLC
UNDER ARMOUR RETAIL OF CONNECTICUT, LLC
UNDER ARMOUR RETAIL OF ILLINOIS, LLC
UNDER ARMOUR RETAIL OF SOUTH CAROLINA, LLC
UNDER ARMOUR RETAIL OF MICHIGAN, LLC
UNDER ARMOUR RETAIL OF MAINE, LLC
UNDER ARMOUR RETAIL OF TENNESSEE, LLC
UNDER ARMOUR RETAIL OF VIRGINIA, LLC,
each a limited liability company

By: Under Armour Retail, Inc., its sole member

/s/ John P. Stanton	By:	/s/ Brad Dickerson

Printed:	Brad Dickerson

Title:	Treasurer

[SIGNATURE PAGE TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/John E. Hehir

Printed: John E. Hehir

Title: Senior Vice President, Corporate Banking

[SIGNATURE PAGE TO CREDIT AGREEMENT]

SUNTRUST BANK, individually and as Syndication Agent

By:	/s/ Gregory A. Farno

Printed: Gregory A. Farno

Title: Senior Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

COMPASS BANK, individually and as Documentation Agent

By:	/s/ Mike Williams

Printed: Mike Williams

Title: Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

BRANCH BANKING & TRUST COMPANY

By:	/s/ James E. Davis

Printed: James E. Davis

Title: Senior Vice President

[SIGNATURE PAGE TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A.

By:	/s/ Mary Giermek

Printed: Mary Giermek

Title: Senior Vice President

SCHEDULE 1.1(A)

PRICING GRID–

VARIABLE PRICING AND FEES BASED ON LEVERAGE RATIO

(PRICING EXPRESSED IN BASIS POINTS)

Level	Leverage Ratio	Commitment Fee	Letter of Credit Fee	Revolving Credit Base Rate Spread	Revolving Credit LIBOR Rate Spread
I	Less than or equal to 1.0 to 1.0	37.5	200	Base Rate + 100	LIBOR + 200

II	Greater than 1.0 to 1.0 but less than or equal to 2.0 to 1.0	45	225	Base Rate + 125	LIBOR + 225

III	Greater than 2.0 to 1.0	50	250	Base Rate + 150	LIBOR + 250

For purposes of determining the Applicable Margin, the Applicable Commitment Fee Rate and the Applicable Letter of Credit Fee Rate:

(a) The Applicable Margin, the Applicable Commitment Fee Rate and the Applicable Letter of Credit Fee Rate to be determined on the Closing Date shall be based on the Leverage Ratio computed on such date pursuant to a Compliance Certificate to be delivered on the Closing Date.

(b) The Applicable Margin, the Applicable Commitment Fee Rate and the Applicable Letter of Credit Fee Rate shall be recomputed as of the end of each fiscal quarter ending after the Closing Date based on the Leverage Ratio as of such quarter end. Any increase or decrease in the Applicable Margin, the Applicable Commitment Fee Rate or the Applicable Letter of Credit Fee Rate computed as of a quarter end shall be effective on the date on which the Compliance Certificate evidencing such computation is due to be delivered under Section 7.3.4 [Compliance Certificate].

(c) If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the Issuing Lender), an amount equal to the excess of the amount of interest and fees that should have been paid for such

SCHEDULE 1.1(A) - 1

period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the Issuing Lender, as the case may be, under Section 2.9 [Letter of Credit Subfacility] or 3.3 [Interest After Default] or 8 [Default]. The Borrower’s obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.

SCHEDULE 1.1(A) - 2

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender	Amount of Commitment for Revolving Credit Loans	Ratable Share
Name: PNC Bank, National Association Address: The PNC Financial Services Group 2 Hopkins Plaza, 21st Floor Baltimore, MD 21201 Attention: John E. Hehir Telephone: (410) 237 4573 Telecopy: (410) 237 5700 E-Mail: John.Hehir@PNC.com	$50,000,000	27.777777778%

Name: SunTrust Bank Address: 120 East Baltimore St., 25th Fl. Baltimore, MD 21202 Attention: Gregory A. Farno Telephone: (410) 986-1673 Telecopy: (410)986-1920 E-Mail: gregory.farno@suntrust.com	$40,000,000	22.222222222%

Name: Compass Bank Address: 1340 Smith Avenue, Suite 200 Baltimore, MD 21209 Attention: Mike Williams Telephone: (410) 779-1215 Telecopy: (410) 779-1310 E-Mail: mike.williams@compassbank.com	$40,000,000	22.222222222%

Name: Bank of America, N.A. Address: 100 S. Charles Street Baltimore, MD 21201 Attention: Mary Giermek Telephone: (410) 547-4262 Telecopy: (410) 539-1454 E-Mail: mary.giermek@bankofamerica.com	$25,000,000	13.888888889%

SCHEDULE 1.1(B) - 1

Name: Branch Banking & Trust Company Address: 8200 Greensboro Dr., Suite 800 McLean, VA 22102 Attention: James E. Davis Telephone: (703) 442-5561 Telecopy: (703) 442-5544 E-Mail: JEDavis@bbandt.com	$25,000,000	13.888888889%

Total	$180,000,000	100%

SCHEDULE 1.1(B) - 2

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Borrower, Guarantors and Administrative Agent:

ADMINISTRATIVE AGENT

Name: PNC Bank, National Association

Agency Services

Mail Stop: P7-PFSC-04-I

Address: 500 First Avenue

Pittsburgh, PA 15219

Telephone:        (412) 762-6442

Telecopy:          (412) 762-8672

and

Name: PNC Bank, National Association

Address: The PNC Financial Services Group

2 Hopkins Plaza, 21st Floor

Baltimore, MD 21201

Attention: John E. Hehir

Telephone:        (410) 237 4573

Telecopy:          (410) 237 5700

E-Mail:              John.Hehir@PNC.com

BORROWER:

Name: Under Armour, Inc.

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

GUARANTORS:

Name: Under Armour Manufacturing, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail, Inc.

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Holdings, Inc.

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of Texas, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of Ohio, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of Maryland, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of Florida, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of Virginia, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of California, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of Wisconsin, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of Massachusetts, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of New York, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of New Jersey, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of Georgia, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of Pennsylvania, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of DC, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of Delaware, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of Connecticut, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of Illinois, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of South Carolina, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of Michigan, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of Maine, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

Name: Under Armour Retail of Tennessee, LLC

Address: 1020 Hull Street

Baltimore, MD 21230

Attention: Chief Financial Officer

Telephone:        (410) 454-6653

Telecopy:          (410) 234-1911

E-Mail:              bdickerson@underarmour.com

SCHEDULE 1.1(C)

QUALIFIED ACCOUNTS RECEIVABLE

Upon delivery to the Administrative Agent of each Schedule of Accounts Receivable, the Administrative Agent shall make a determination, in its sole discretion, as to which Accounts Receivable listed thereon shall be deemed Qualified Accounts Receivable. An Account Receivable of any Loan Party shall not be considered a Qualified Account Receivable unless the Administrative Agent determines, in its sole discretion, that such Account Receivable has met the following minimum requirements:

(i) the Account Receivable represents a complete bona fide transaction for goods sold and delivered or services rendered (but excluding any amounts in the nature of a service charge added to the amount due on an invoice because the invoice has not been paid when due) which requires no further act under any circumstances on the part of such Loan Party to make such Account Receivable payable by the Account Receivable Debtor; the Account Receivable arises from an arm’s-length transaction in the ordinary course of such Loan Party’s business between such Loan Party and an Account Receivable Debtor which is not an Affiliate of any Loan Party or an executive officer of the Borrower or any Affiliate of any Loan Party, or a member of the immediate family of an executive officer of any Loan Party or any Affiliate of any Loan Party;

(ii) the Account Receivable shall (a) have been outstanding for less than one hundred twenty (120) days from the invoice date, (b) have been outstanding for less than sixty (60) days of its due date, (c) be payable by an Account Receivable Debtor for whom no more than 35% of their Accounts Receivable have been outstanding for more than one hundred twenty (120) days from the invoice date or have been outstanding for less than sixty (60) days of its due date, and (d) include only up to and including, (1) in the case of each of Dick’s Sporting Goods, Inc. and The Sports Authority, Inc., 40% of the difference between the aggregate amount of all outstanding Accounts Receivable and the sum of (a) and (b) above, and (2) in the case of all other Account Receivable Debtors, 20% of the difference between the aggregate amount of all outstanding Accounts Receivable and the sum of (a) and (b) above;

(iii) the goods the sale of which gave rise to the Account Receivable were shipped or delivered or provided to the Account Receivable Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis, or on the basis of any other similar understanding, and no part of such goods has been returned or rejected;

(iv) the Account Receivable is not evidenced by chattel paper or an instrument of any kind;

(v) the Account Receivable Debtor with respect to the Account Receivable (a) is Solvent or has taken no action to give public notice that it is not Solvent, and (b) is not the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened in writing or pending, which could reasonably be expected to have a materially adverse effect on its business;

(vi) (a) the Account Receivable Debtor is not located outside of the United States of America or (b) if the Account Receivable Debtor is located outside of the

United States, the Account Receivable is supported by a letter of credit or FICA insurance reasonably deemed adequate and acceptable by the Administrative Agent;

(vii)(a) the Account Receivable Debtor is not the government of the United States of America, or any department, agency or instrumentality thereof, or (b) if the Account Receivable Debtor is an entity mentioned in clause (vii)(a), the Federal Assignment of Claims Act (or applicable similar legislation) has been fully complied with so as to validly perfect the Lenders’ Prior Security Interest, subject to Permitted Liens, if any, to the Administrative Agent’s satisfaction;

(viii) the Account Receivable is a valid, binding and legally enforceable obligation of the Account Receivable Debtor with respect thereto and is not subject to any dispute, condition, contingency, offset, recoupment, reduction, claim for credit, allowance, adjustment, counterclaim or defense on the part of such Account Receivable Debtor, and no facts exist which may provide a basis for any of the foregoing in the present or future;

(ix) the Account Receivable is subject to the Administrative Agent’s and the Lenders’ Prior Security Interest, subject to Permitted Liens, if any, and is not subject to any other Lien, claim, encumbrance or security interest whatsoever;

(x) the Account Receivable is evidenced by an invoice or other documentation and arises from a contract which is in form and substance reasonably satisfactory to the Administrative Agent;

(xi) the Loan Parties have observed and complied in all material respects with all laws of the state in which the Account Receivable Debtor or the Account Receivable is located which, if not materially observed and complied with, would deny to the Loan Parties access to the courts of such state;

(xii) the Account Receivable is not subject to any provision prohibiting its assignment or requiring notice of or consent to such assignment;

(xiii) the goods giving rise to the Account Receivable were not, at the time of sale thereof, subject to any Lien or encumbrance except the Administrative Agent and the Lenders’ Prior Security Interest or any Permitted Lien;

(xiv) the Account Receivable is payable in freely transferable United States Dollars; and

(xv) the Account Receivable is not, or should not be, disqualified for any other reason generally accepted and reasonable in the commercial finance business.

In addition to the foregoing requirements, Accounts Receivable of any Account Receivable Debtor which are otherwise Qualified Accounts Receivable shall be reduced to the extent of any accounts payable by any of the Loan Parties to such Account Receivable Debtor; provided that the Administrative Agent in its sole discretion may determine that none of the Accounts Receivable in respect to such an Account Receivable Debtor shall be Qualified Accounts Receivable in the event there exists payables owing to such Account Receivable Debtor in excess of 25% of the corresponding Account Receivables balance.

SCHEDULE 1.1(D)

QUALIFIED INVENTORY

Upon delivery to the Administrative Agent of each Schedule of Inventory, the Administrative Agent shall make a determination, in its sole discretion, as to which Inventory listed thereon shall be deemed Qualified Inventory. Inventory held by any Loan Party shall not be considered Qualified Inventory unless the Administrative Agent determines, in its sole discretion, that such Inventory has met the following minimum requirements:

(i) the Inventory is finished goods, but excluding any goods which have been shipped, delivered, sold by, purchased by or provided to such Loan Party on a bill and hold, consignment sale, guaranteed sale, or sale or return basis, or any other similar basis or understanding other than an absolute sale;

(ii) the Inventory is new, of good and merchantable quality;

(iii) the Inventory is located on premises listed on Schedule A to the Security Agreement and, with respect to inventory locations at facilities leased to any of the Loan Parties, the Administrative Agent has received a Landlord’s Waiver in favor of the Administrative Agent substantially in the form of Exhibit 6.1.1(xiii) hereto, or is Inventory which is in transit and is so identified on the relevant Schedule of Inventory;

(iv) the Inventory is not stored with a bailee, warehouseman, consignee or similar party unless the Administrative Agent has given its prior written consent and such Loan Party has caused such bailee, warehouseman, consignee or similar party to issue and deliver to the Administrative Agent, in form and substance acceptable to the Administrative Agent, warehouse receipts or similar type documentation therefor in the Administrative Agent’s name;

(v) the Inventory is subject to the Administrative Agent’s and the Lenders’ Prior Security Interest, subject to Permitted Liens, if any, and is not subject to any other Lien;

(vi) the Inventory has not been manufactured in violation of any applicable federal minimum wage or overtime laws, including, without limitation, the Fair Labor Standards Act, 29 U.S.C. § 215(a)(1); and

(vii) the Inventory is not, and should not be, disqualified for any other reason generally accepted in the commercial finance business.

SCHEDULE 1.1(P)

PERMITTED LIENS/LIENS IN THE COLLATERAL

All liens existing pursuant to that certain Third Amended and Restated Financing Agreement among CIT Group/Commercial Services, Inc., as Agent, Wachovia Bank, National Association, as Documentation Agent, SunTrust Bank, as Syndication Agent and the Lenders that are party thereto and Under Armour, Inc., dated December 22, 2006.

All liens existing pursuant to that certain Loan and Security Agreement, dated as of March 22, 2005, by and between SunTrust Leasing Corporation and Under Armour, Inc.

All liens existing pursuant to that certain Loan and Security Agreement, dated as of March 22, 2005, by and between SunTrust Leasing Corporation and Under Armour, Inc. and its associated Equipment Lease Agreement, dated as of March 15, 2005, by and between Sun Trust Leasing Corporation and KP Sports, Inc. (the former name of the Borrower).

All liens existing pursuant to that certain Loan and Security Agreement, dated as of May 12, 2008, by and between PNC Equipment Finance, LLC and Under Armour, Inc. and its associated Master Lease Agreement, dated as of May 12, 2008, by and between PNC Equipment Finance, LLC and Under Armour, Inc.

All liens existing under statute with respect to taxes not yet due and payable.

All liens securing Permitted Indebtedness.

All liens existing of record in any real property leased by any Loan Party and any Subsidiary of any Loan Party.

All liens set forth on the following tables:

DEBTOR: Under Armour, Inc.

JURISDICTION: Maryland Department of Assessments and Taxation

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
The CIT Group/Commercial Services, Inc.	6/21/2001	0000000181087661	For a description of the collateral covered by this Financing Statement, see Schedule A attached hereto and incorporated herein by reference. All of the following, whether now owned or existing or hereafter created, acquired or arising and wheresoever located: (a) accounts created by or arising form Debtor’s sales of goods or rendition of services…(“Accounts”); and all instruments, documents, contract rights, chattel paper, general intangibles, and all forms of obligations owing to Debtor; (b) all of Debtor’s present and future monies, securities and other property now or hereafter held or received by or in transit to Secured Party...; (c) all of Debtor’s present and future deposits, balances, sums and credits in our possession or control, and all of Debtor’s present and future claims against Secured Party; (d) all of Debtor’s present and future liens, security interests, rights, remedies, title and interest in, to and in respect of all present and future Accounts, including without limitation: (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit, credit insurance, or other types of credit enhancements, (ii) rescission, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing Accounts, including returned, repossessed and reclaimed goods, and (iv) deposits by and property of Customers or other persons securing the obligations of Debtor’s Customers; (e) all of Debtor’s books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, computer programs, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data…; and (f) all proceeds and products of the foregoing… List of definitions described on Schedule A attached to UCC-1.

7/10/2002 – AMENDMENT (1000361987239369) Changing Debtor Name

3/31/2005 – AMENDMENT (1000361991150032) Changing Debtor Name

10/03/2005 – AMENDMENT (1000361991964564) restating certain collateral from the collateral description as follows:

All accounts sold from time to time by the Debtor to the Secured Party, together with (i) all related instruments, documents, insurance proceeds and general intangibles, including all payment intangibles and all other rights to payment); (ii) all proceeds thereof, including all property acquired with such proceeds; (iii) all of the debtor’s rights to any

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS

merchandise which are represented thereby; and (iv) all of the Debtor’s right, title, security, guaranties, supporting obligations and letter of credit rights with respect to such account, including all rights to reclamation and stoppage in transit.

2/10/2006 - CONTINUATION

Banc of America Leasing & Capital, LLC	3/01/2004	0000000181182692	This financing statement covers all of the following property and interest in property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in the future acquires any rights, and wherever located: (i) See Exhibit “A” attached hereto and made a part hereof (the “Units”); (ii) all attachments, accessories and accessions to, substitutions and replacements for, and products of, the Units; (iii) all rights to chattel paper arising from the Units; (iv) all insurance, warranty and other claims against third parties with respect to the Units (including claims for rent upon any lese of the Units); (v) all software and other intellectual property rights used or useful in connection therewith; (vi) all proceeds (including insurance proceeds) of the foregoing; and (vii) all books and records regarding the foregoing. Exhibit A specific Equipment Description attached to UCC-1 Financing Statement.	4/13/2005 – AMENDMENT – Changing Debtor Name

Charter One Vendor Finance, LLC	3/12/2004	0000000181183153	All equipment and other personal property and all modifications and additions thereto and replacements and substitutions therefor, in whole or in part, now or hereafter covered by the certain Equipment Schedule No. 04 to the Master Lease dated 3/26/2002 between U.S. Bancorp Oliver-Allen Technology Leasing, as Lessor, and KP Sports, Inc., as Lessee. Said equipment includes but is not limited to property of the following type: Computer Equipment. Secured Party and Debtor have entered into a valid lessor-lessee relationship, and this is a precautionary filing only. Any receipt of proceeds of Collateral by	7/12/2004 – AMENDMENT (1000361990099347) adding certain collateral description as follows: Amended to include Collateral more fully described on Exhibit A to

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
			another secured party violates the right of Secured Party.

Equipment Schedule No. 04 to Master Lease dated 3/26/2002 attached hereto and made a part hereof. Exhibit A Specific Equipment listing attached to UCC-1 Financing Statement.

7/30/2004 – ASSIGNMENT (1000361990165023)

2/21/2007 AMENDMENT (1000361994355612) Changing Debtor Name

Banc of America Leasing & Capital, LLC	3/12/2004	0000000181183987	This financing statement covers all of the following property and interest in the property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in the future acquires any rights and wherever located: (i) See Exhibit “A” attached hereto and made a part hereof (the “Units”); (ii) all attachments, accessories and accessions to, substitutions and replacements for, and products of, the Units; (iii) all rights to chattel paper arising from the Units; (iv) all insurance, warranty and other claims against third parties with respect to the Units (including claims for rent upon any lease of the units); (v) all software and other intellectual property rights used or useful in connection therewith; (vi) all proceeds (including insurance proceeds) of the foregoing, and (vii) all books and records regarding the foregoing. Exhibit A Specific Equipment Listing attached to UCC-1 Financing Statement.	4/13/2005 – AMENDMENT (1000361991209770) Changing Debtor Name

Banc of America Leasing & Capital, LLC	3/31/2004	0000000181185830	This financing statement covers all of the following property and interest in the property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in the future acquires any rights and wherever located: (i) See Exhibit “A” attached hereto and made a part hereof (the “Units”); (ii) all attachments, accessories and accessions to, substitutions and	4/13/2005 – AMENDMENT (1000361991210901) Changing Debtor Name

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
			replacements for, and products of, the Units; (iii) all rights to chattel paper arising from the Units; (iv) all insurance, warranty and other claims against third parties with respect to the Units (including claims for rent upon any lease of the units); (v) all software and other intellectual property rights used or useful in connection therewith; (vi) all proceeds (including insurance proceeds) of the foregoing, and (vii) all books and records regarding the foregoing. Exhibit A Specific Equipment Listing attached to UCC-1 Financing Statement.

Banc of America Leasing & Capital, LLC	4/01/2004	0000000181186111	This financing statement covers all of the following property and interest in the property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in the future acquires any rights and wherever located: (i) The racking and other equipment, inventory, or other goods or fixtures from time to time subject to that Lease Intended As Security number 03992-00030 dated August 26, 2002, between Debtor as lessee and Secured Party, as lessor , and any and all Schedules entered into thereunder, as such documents may be amended, restated or replaced from time to time (the “Units”); (ii) all attachments, accessories and accessions to, substitutions and replacements for, and products of, the Units; (iii) all rights to chattel paper arising from the Units; (iv) all insurance, warranty and other claims against third parties with respect to the Units (including claims for rent upon any lease of the units); (v) all software and other intellectual property rights used or useful in connection therewith; (vi) all proceeds (including insurance proceeds) of the foregoing, and (vii) all books and records regarding the foregoing. Exhibit A Specific Equipment Listing attached to UCC-1 Financing Statement.

7/06/2004 – AMENDMENT (100036199085171) restating certain collateral description as follows:

This financing statement covers all of the following property and interest in the property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in the future acquires any rights, and wherever located: (i) One (1) Low and Medium Velocity Racking System from DPI (the “Units”); (ii) all attachments, accessories and accessions to, substitutions and replacements for, and products of, the Units; (iii) all rights to chattel paper arising from the Units; (iv) all insurance, warranty and

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS

other claims against third parties with respect to the Units (including claims for rent upon any lease of the Units); (v) all proceeds of the foregoing, and (vii) all books and records regarding the foregoing.

4/13/2005 – AMENDMENT (1000361991211487) Changing Debtor Name

Banc of America Leasing & Capital, LLC	4/06/2004	0000000181186566	See Exhibit “A” attached hereto and made a part hereof. Exhibit A – This financing statement covers all of the following property and interest in property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in the future acquires any rights, and wherever located…See Financing Statement for Specific Equipment Listing…(the “Units”); (ii) all attachments, accessories and accessions to, substitutions and replacements for, and products of the Units; (iii) all rights to chattel paper arising from the Units; (iv) all insurance, warranty and other claims against third parties with respect to the Units (including claims for rent upon any lease of the Units); (v) all software and other intellectual property rights used or useful in connection therewith; (vi) all proceeds (including insurance proceeds) of the foregoing; and (vii) all books and records regarding the foregoing; The transactions that are the subject of this financing statement may be intended by the parties to be true leases, in which event this is intended as a precautionary filing.	4/14/2005 – AMENDMENT (1000361991224613) Changing Debtor Name (Note: Amendment Not Provided)

Banc of America Leasing & Capital	4/06/2004	0000000181186605	See Exhibit “A” attached hereto and made a part hereof. Exhibit A – This financing statement covers all of the following property and interest in property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in the future acquires any rights , and wherever located…See Financing Statement for Specific Equipment Listing…(the “Units”); (ii) all	4/14/2005 – AMENDMENT (1000361991224464) Changing Debtor Name

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
			attachments, accessories and accessions to, substitutions and replacements for, and products of the Units; (iii) all rights to chattel paper arising from the Units; (iv) all insurance, warranty and other claims against third parties with respect to the Units (including claims for rent upon any lease of the Units); (v) all software and other intellectual property rights used or useful in connection therewith; (vi) all proceeds (including insurance proceeds) of the foregoing; and (vii) all books and records regarding the foregoing; The transactions that are the subject of this financing statement may be intended by the parties to be true leases, in which event this is intended as a precautionary filing.

Banc of America Leasing & Capital, LLC	4/06/2004	0000000181186642	See Exhibit “A” attached hereto and made a part hereof. Exhibit A – This financing statement covers all of the following property and interest in property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in the future acquires any rights , and wherever located…See Financing Statement for Specific Equipment Listing…(the “Units”); (ii) all attachments, accessories and accessions to, substitutions and replacements for, and products of the Units; (iii) all rights to chattel paper arising from the Units; (iv) all insurance, warranty and other claims against third parties with respect to the Units (including claims for rent upon any lease of the Units); (v) all software and other intellectual property rights used or useful in connection therewith; (vi) all proceeds (including insurance proceeds) of the foregoing; and (vii) all books and records regarding the foregoing; The transactions that are the subject of this financing statement may be intended by the parties to be true leases, in which event this is intended as a precautionary filing.	4/14/2005 – AMENDMENT (1000361991217666) Changing Debtor Name

Banc of America Leasing & Capital, LLC	4/06/2004	0000000181186672	See Exhibit “A” attached hereto and made a part hereof. Exhibit A – This financing statement covers all of the following property and interest in property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in the future acquires any rights , and wherever located…See Financing Statement for Specific Equipment Listing…(the “Units”); (ii) all attachments, accessories and accessions to, substitutions and replacements for, and products of the Units; (iii) all rights to chattel	4/14/2005 – AMENDMENT (1000361991219720) Changing Debtor Name

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
			paper arising from the Units; (iv) all insurance, warranty and other claims against third parties with respect to the Units (including claims for rent upon any lease of the Units); (v) all software and other intellectual property rights used or useful in connection therewith; (vi) all proceeds (including insurance proceeds) of the foregoing; and (vii) all books and records regarding the foregoing; The transactions that are the subject of this financing statement may be intended by the parties to be true leases, in which event this is intended as a precautionary filing.

Banc of America Leasing & Capital, LLC	4/06/2004	0000000181186818	See Exhibit “A” attached hereto and made a part hereof. Exhibit A – This financing statement covers all of the following property and interest in property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in the future acquires any rights , and wherever located…See Financing Statement for Specific Equipment Listing…(the “Units”); (ii) all attachments, accessories and accessions to, substitutions and replacements for, and products of the Units; (iii) all rights to chattel paper arising from the Units; (iv) all insurance, warranty and other claims against third parties with respect to the Units (including claims for rent upon any lease of the Units); (v) all software and other intellectual property rights used or useful in connection therewith; (vi) all proceeds (including insurance proceeds) of the foregoing; and (vii) all books and records regarding the foregoing; The transactions that are the subject of this financing statement may be intended by the parties to be true leases, in which event this is intended as a precautionary filing.	4/14/2005 – AMENDMENT (1000361991219779) Changing Debtor Name

Banc of America Leasing & Capital, LLC	4/21/2004	0000000181188257	This financing statement covers all of the following property and interest in property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in the future acquires any rights, and wherever located: (i)The conveyor system and other equipment, inventory, or other goods or fixtures from time to time subject to that L3ease intended as Security number 03992-00030 dated 8/26/2002 between Debtor as lessee, and Secured Party, as lessor, and any and all Schedules entered into thereunder, as such documents may be amended, restated or replaced from time to time (the “Units”); and (ii) all attachments, accessories and accessions	3/22/2005 – AMENDMENT (1000361991103601) restating certain collateral description as follows: …(i) One (1) Investonica Cutter, LineA Spreader and 2 Air Floatation Tables with serial numbers

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS

to, substitutions and replacements for, and products of, the Units; (iii) all rights to chattel paper arising form the Units; (iv) all insurance, warranty and other claims against third parties with respect to the units (including claims for rent upon any lease of the Units); (v) all software and other intellectual property rights used or useful in connection therewith; (vi) all proceeds (including insurance proceeds) of the foregoing; and (vii) all books and records regarding the foregoing.

				CB31032101E1, S4QO017202E7, L5544, AB35010301W%. 8259644, and 1259674197 (the “Units”)... 4/07/2005 – AMENDMENT (1000361991195672) Changing Debtor Name
Banc of America Leasing & Capital, LLC	5/03/2004	0000000181189801

This financing statement covers all of the following property and interest in the property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in the future acquires any rights and wherever located: (i) See Exhibit “A” attached hereto and made a part hereof (the “Units”); (ii) all attachments, accessories and accessions to, substitutions and replacements for, and products of, the Units; (iii) all rights to chattel paper arising from the Units; (iv) all insurance, warranty and other claims against third parties with respect to the Units (including claims for rent upon any lease of the units); (v) all software and other intellectual property rights used or useful in connection therewith; (vi) all proceeds (including insurance proceeds) of the foregoing, and (vii) all books and records regarding the foregoing. Exhibit A Specific Equipment Listing attached to UCC-1 Financing Statement.

				4/13/2005 – AMENDMENT (1000361991209796) Changing Debtor Name
Banc of America Leasing & Capital, LLC	5/17/2004	0000000181191388	This financing statement covers all of the following property and interest in property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in the future acquires any rights, and wherever located (i) The miscellaneous information technology equipment and general office furniture and equipment and other equipment, inventory, or other goods or fixtures from time to time subject to that Lease Intended As Security number 03992-00030 dated 8/26/2002 between Debtor, as lessee, and Secured Party, as lessor, and any and all Schedules entered into thereunder, as such documents may be amended, restated or replaced from time to time (the “Units”); (ii) all attachments, accessories and accessions to, substitutions and replacements for, and

10/29/2004 – AMENDMENT (1000361990524062) restating certain collateral description as follows:

…(i) Security System to include: fourteen (14) access doors, fifteen (15) motion detectors, three (3) door load bells, forty-one (41) overhead doors,

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
			products of the Units; (iii) all rights to chattel paper arising from the Units; (iv) all insurance, warranty and other claims against third parties with respect to the Units (including claims for rent upon any lease of the Units); (v) all software and other intellectual property rights used or useful in connection therewith; (vi) all proceeds (including insurance proceeds) of the foregoing; and (vii) all books and records regarding the foregoing;

twenty-one (21) door alarms, seven (7) prop door alarms with timers and horns, twenty-three (23) overhead door alarms with strobes, four (4) intercoms with door openers, one (1) key pad for security system, one (1) modem and software for security system, five (5) LED lights in office area to show the system is armed, one (1) motion detector (the “Units”)...

4/13/2005 – AMENDMENT (1000361991210976) Changing Debtor Name

Banc of America Leasing & Capital, LLC	5/18/2004	0000000181191512

This financing statement covers all of the following property and interest in property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in the future acquires any rights , and wherever located…See Financing Statement for Specific Equipment Listing…(the “Units”); (ii) all attachments, accessories and accessions to, substitutions and replacements for, and products of the Units; (iii) all rights to chattel paper arising from the Units; (iv) all insurance, warranty and other claims against third parties with respect to the Units (including claims for rent upon any lease of the Units); (v) all software and other intellectual property rights used or useful in connection therewith; (vi) all proceeds (including insurance proceeds) of the foregoing; and (vii) all books and records regarding the foregoing.

				4/13/2005 – AMENDMENT (1000361991211438) Changing Debtor Name
Banc of America Leasing & Capital, LLC	6/17/2004	0000000181195163	This financing statement covers all of the following property and interest in property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in	4/13/2005 – AMENDMENT (1000361991211024)

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS

the future acquires any rights , and wherever locatedSee Exhibit “A” attached hereto and made a part hereof (the “Units”); (ii) all attachments, accessories and accessions to, substitutions and replacements for, and products of the Units; (iii) all rights to chattel paper arising from the Units; (iv) all insurance, warranty and other claims against third parties with respect to the Units (including claims for rent upon any lease of the Units); (v) all software and other intellectual property rights used or useful in connection therewith; (vi) all proceeds (including insurance proceeds) of the foregoing; and (vii) all books and records regarding the foregoing.

				Changing Debtor Name
Banc of America Leasing & Capital, LLC	6/17/2004	0000000181195247

This financing statement covers all of the following property and interest in property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in the future acquires any rights , and wherever located…See Financing Statement for Specific Equipment Listing…(the “Units”); (ii) all attachments, accessories and accessions to, substitutions and replacements for, and products of the Units; (iii) all rights to chattel paper arising from the Units; (iv) all insurance, warranty and other claims against third parties with respect to the Units (including claims for rent upon any lease of the Units); (v) all software and other intellectual property rights used or useful in connection therewith; (vi) all proceeds (including insurance proceeds) of the foregoing; and (vii) all books and records regarding the foregoing.

				4/13/2005 – AMENDMENT (1000361991205430) Changing Debtor Name
Banc of America Leasing & Capital, LLC	7/06/2004	0000000181197103	This financing statement covers all of the following property and interest in property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in the future acquires any rights , and wherever located…See Exhibit “A” attached hereto and made a part hereof (the “Units”); (ii) all attachments, accessories and accessions to, substitutions and replacements for, and products of the Units; (iii) all rights to chattel paper arising from the Units; (iv) all insurance, warranty and other claims against third parties with respect to the Units (including claims for rent upon any lease of the Units); (v) all software and other intellectual property rights used or useful in connection therewith; (vi) all proceeds (including insurance proceeds) of the foregoing; and (vii) all books and records regarding the foregoing.

9/23/2004 – AMENDMENT (1000361990386280) deleting certain collateral description as follows:

Delete the following equipment from the Original UCC-1 Financing Statement, One (1) Werres Gravity Conveyor for Receiving with EG Converter.

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
				4/13/2005 – AMENDMENT (1000361991209804) Changing Debtor Name
Banc of America Leasing & Capital, LLC	7/06/2004	0000000181197277

This financing statement covers all of the following property and interest in property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in the future acquires any rights , and wherever located…See Exhibit “A” attached hereto and made a part hereof (the “Units”); (ii) all attachments, accessories and accessions to, substitutions and replacements for, and products of the Units; (iii) all rights to chattel paper arising from the Units; (iv) all insurance, warranty and other claims against third parties with respect to the Units (including claims for rent upon any lease of the Units); (v) all software and other intellectual property rights used or useful in connection therewith; (vi) all proceeds (including insurance proceeds) of the foregoing; and (vii) all books and records regarding the foregoing.

				4/13/2005 – AMENDMENT (1000361991205463) Changing Debtor Name
Banc of America Leasing & Capital, LLC	8/05/2004	0000000181200832

This financing statement covers all of the following property and interest in property of the Debtor, whether now owned or existing or acquired or arising in the future, or in which the Debtor now has or in the future acquires any rights , and wherever located…See Exhibit “A” attached hereto and made a part hereof (the “Units”); (ii) all attachments, accessories and accessions to, substitutions and replacements for, and products of the Units; (iii) all rights to chattel paper arising from the Units; (iv) all insurance, warranty and other claims against third parties with respect to the Units (including claims for rent upon any lease of the Units); (v) all software and other intellectual property rights used or useful in connection therewith; (vi) all proceeds (including insurance proceeds) of the foregoing; and (vii) all books and records regarding the foregoing.

				4/13/2005 – AMENDMENT (1000361991215306) Changing Debtor Name
Banc of America Leasing & Capital, LLC	8/5/2004	0000000181201136	…(i) One (1) ….Floor Scrubber… One (1) …Sewing Machine…(ii) all attachments, accessories and accessions to…(the “Units); (iii) all rights to chattel paper arising from the Units…(iv) all insurance, warranty and other claims against third parties with respect to the	4/13/2005 - AMENDMENT (1000361991205489) - Changed name of Debtor

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
			Units...; (v) all software and other intellectual property rights …with respect to the Units; (vi) all proceeds (including insurance proceeds)...; (vii) all books and records regarding the foregoing.	from KP Sports, Inc. to Under Armour, Inc.

Banc of America Leasing & Capital, LLC	10/29/2004	0000000181209517

…(i) One (1) …Trash Belt Conveyor.. and Nine (9) Bays of Kingway Pallet Racks (the “Units”); ii) all attachments, accessories and accessions to…(the “Units); (iii) all rights to chattel paper arising from the Units…(iv) all insurance, warranty and other claims against third parties with respect to the Units…; (v) all software and other intellectual property rights …with respect to the Units; (vi) all proceeds (including insurance proceeds)…; (vii) all books and records regarding the foregoing.

				4/13/2005 - AMENDMENT (1000361991204870) - Changed name of Debtor from K.P. Sports, Inc. to Under Armour, Inc.

Banc of America Leasing & Capital, LLC	11/1/2004	0000000181209617	…(i) The security system and other equipment, inventory, or other goods or fixtures…subject to that Lease….dated 8/26/02 between Debtor.. and Secured Party…and any and all Schedules entered into thereunder…(the “Units”); …(ii) all attachments, accessories and accessions to…(the “Units); (iii) all rights to chattel paper arising from the Units…(iv) all insurance, warranty and other claims against third parties with respect to the Units…; (v) all software and other intellectual property rights …with respect to the Units; (vi) all proceeds (including insurance proceeds)…; (vii) all books and records regarding the foregoing.

3/22/2005 - AMENDMENT (1000361991114541) - Changed name of Debtor from K.P. Sports, Inc. to Under Armour, Inc.

7/25/2005 - AMENDMENT (1000361991674411) - Restated collateral.

…(i) Thirty three (33) Security Cameras…Nine (9) Extra Camera housings for Outside Cameras; Two (2) Digital Video Recorders.. Five (5) Camera Monitors…(the “Units”); …(ii) all attachments, accessories and accessions to…(the “Units); (iii) all rights to

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS

chattel paper arising from the Units...(iv) all insurance, warranty and other claims against third parties with respect to the Units...; (v) all software and other intellectual property rights ...with respect to the Units; (vi) all proceeds (including insurance proceeds)...; (vii) all books and records regarding the foregoing

M & T Credit Services, LLC	2/8/2005	0000000181219691

Vendor: DPI Material Handling.. Fourth Progress Payment…The design, engineering and installation of a conveyor system.. in.. new distribution facility.. Equipment Location: 1010 Swan Creek Drive, Curtis Bay, Maryland 21226….including all replacements, parts, substitutions, modifications…Now affixed thereto.. or intended to be used in connection therewith or hereafter installed.

				8/15/2005 - AMENDMENT (1000361991765920) - Change name of Debtor from K P Sports, Inc. to Under Armour, Inc.
M & T Credit Services, LLC	2/8/2005	0000000181219693

Vendor: Tate Engineering Systems.. Piping Labor.. Compressor Parts... Transair Misc. (Piping)…Compressor T & M Service Labor…Compressor Parts Misc. … Transair Piping.. Mileage.. Sales Tax… Equipment Location: 1010 Swan Creek Drive, Curtis Bay, Maryland 21226; including all replacements, parts, substitutions, modifications…. Now affixed thereto.. or intended to be used in connection therewith or hereafter installed.

				8/15/2005 - AMENDMENT (1000361991760954) - Change name of Debtor from K P Sports, Inc. to Under Armour, Inc
M & T Credit Services, LLC	2/9/2005	0000000181219758

Vendor: Cormark, Inc….Mini Gravity Logo, tooling, UA Gravity Logo, Branded Sign Holders, Adjustable Transformer Asian, Mens Underwear-Asian…4ft Wall Header w/slat/grid….Equipment Location: 1200 Hull Street, Baltimore, Maryland 21230; including all replacements, parts, substitutions, modifications…. Now affixed thereto.. or intended to be used in connection therewith or hereafter installed.

				8/15/2005 - AMENDMENT (1000361991772546) - Change name of Debtor from K P Sports, Inc. to Under Armour, Inc
M & T Credit Services, LLC	2/9/2005	0000000181219781	Vendor: DPI Material Handling; Inv#…Design, engineering and installation of a Pick Module; System for use in the new distribution	8/15/2005 - AMENDMENT

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
			Facility...Equipment Location: 1010 Swan Creed Drive, Curtis Bay, Maryland 21226; including all replacements, parts, substitutions, modifications.... Now affixed thereto.. or intended to be used in connection therewith or hereafter installed.	(1000361991765946) - Change name of Debtor from K P Sports, Inc. to Under Armour, Inc

M & T Credit Services, LLC	2/9/2005	0000000181219787	Vendor: Tate Engineering Systems; Inv#1-50250-0; (see Schedule A for description of work and parts); Equipment Location: 1010 Swan Creek Drive, Curtis Bay, Maryland 21226; including all replacements, parts, substitutions, modifications…. Now affixed thereto.. or intended to be used in connection therewith or hereafter installed	8/15/2005 - AMENDMENT (1000361991766241) - Change name of Debtor from K P Sports, Inc. to Under Armour, Inc

M & T Credit Services, LLC	2/9/2005	0000000181219831	Vendor: DPI Material Handling; Inv#31212R-1, 31212R-4, 31212R-2, 31212C-1, 31212C-2, 31212C-3; (see Schedule A for description of work and parts); Equipment Location: 1010 Swan Creek Drive, Curtis Bay, Maryland 21226; including all replacements, parts, substitutions, modifications…. Now affixed thereto.. or intended to be used in connection therewith or hereafter installed	8/15/2005 - AMENDMENT (1000361991760947) - Change name of Debtor from K P Sports, Inc. to Under Armour, Inc

M & T Credit Services, LLC	2/9/2005	0000000181219833	Vendors: Bar Code Trader, Inc. - Inv# 50-2311; Automatic Data Processing - Inv# 872540; The Signature Group - Inv#140056 and 140057 and 140058; (see Schedule A for description of work and equipment); Equipment Location: 1010 Swan Creek Drive, Curtis Bay, Maryland 21226; including all replacements, parts, substitutions, modifications…. Now affixed thereto.. or intended to be used in connection therewith or hereafter installed	8/15/2005 - AMENDMENT (1000361991766324) - Change name of Debtor from K P Sports, Inc. to Under Armour, Inc

M & T Credit Services, LLC	2/14/2005	0000000181220288	Base System - Phase II (September Installation); (see Schedule A for itemized list of equipment and parts regarding Carton Flow Selection Line, Pick-to-Light System, Warehouse Control System (WCS), and Conveyor System, and Under Armour Responsibilities….;including all replacements, parts, substitutions, modifications…. Now affixed thereto.. or intended to be used in connection therewith or hereafter installed	8/15/2005 - AMENDMENT (1000361991772256) - Change name of Debtor from K P Sports, Inc. to Under Armour, Inc

SunTrust Leasing Corporation	3/25/2005	0000000181224264	1. The equipment more fully described below, together with all replacements, substitutions and alternatives….; 2. All proceeds (cash and non-cash), including the proceeds of all insurance policies…. Equipment: Production costs - Womens underwear display production costs - adjustable transformer production costs - 4 ft wall header

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
			production costs - branded sign holder production costs - mens underwear display adjustable transformer mens underwear display branded sign holder womens underwear display gravity....(see financing statement for complete list of equipment)

SunTrust Leasing Corporation	4/8/2005	0000000181226207	The equipment more fully described below, together with all replacements… All proceeds…Equipment: (750) ladies showcase transformer (1) Ladies transformer tooling; …(see financing statement for complete list of equipment)

SunTrust Leasing Corporation	5/25/2005	0000000181231125	1. The equipment more fully described below, together with all replacements, substitutions and alternatives….; 2. All proceeds (cash and non-cash), including the proceeds of all insurance policies….Two (2) Loveshaw models CF-40S & CF-40T Case Former (carton erector) Two (2) Auto Central Lube System Two(2) Caser System…batteries…charger…Raymond Walkie One……(see financing statement for complete list of equipment)

M & T Credit Services, LLC	8/23/2005	0000000181240787	Vendor: Tate Engineering Systems Inv#1-75275-0 - Compressor T & M Service Labor, Compressor Parts Misc, Transair Piping Parts; DPI Material Handling Inv#31212C-6, The design, engineering and installation of a conveyor system for use in the Under Armour new distribution facility. Equipment Location: 1010 Swan Creek Drive, Curtis Bay, Maryland 21226….;including all replacements, parts, substitutions, modifications…. Now affixed thereto.. or intended to be used in connection therewith or hereafter installed

The CIT Group/Commercial Services, Inc., as Agent	9/8/2005	0000000181242350	The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future: (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents of Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. (See Schedule A for definitions of capitalized terms.)	11/29/2005 - AMENDMENT (1000361992214134) - Collateral deleted. The Secured Party releases its lien and security interest in all “Trademarks” of the Debtor, as such term is defined below. The Secured Party retains its lien and security interest in all other collateral described in the

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
				Financing Statement identified above. (see definition of “Trademarks” on UCC Financing Statement Amendment.)

Suntrust Leasing Corporation and Provident Lease Corp., Inc.	10/27/2005	0000000181247564	The equipment more fully described on the schedule attached to the financing statement together with all replacements, substitutions and alternatives therefore and thereof and accessions thereto. All proceeds (cash and non-cash), including the proceeds of all insurance policies, thereof (but w/o power of sale)

SunTrust Leasing Corporation and Provident Lease Corp., Inc.	2/10/2006	0000000181258478	The equipment more fully described on the financing statement together with all replacements, substitutions and alternatives therefore and thereof and accessions thereto. All proceeds (cash and non-cash), including the proceeds of all insurance policies, thereof (but w/o power of sale)

M&T Credit Services, LLC	2/16/2006	0000000181258818	All right title and interest of Debtor in, to and under Promissory Note No. 30264-003 executed pursuant to that loan and security agreement no. 03264, each between SunTrust Leasing Corporation as lender and under armour , inc. as borrower and the equipment financed thereunder together with all replacements, substitutions and alternatives therefore and thereof and accessions thereto. All proceeds (cash and non-cash) including the proceeds of all insurance policies, thereof more fully described on attachment A to Financing Statement.

Smurfit-Stone Container Enterprises, Inc.	2/24/2006	0000000181259559	Maren model 72-48-312 wide mouth auto tie baler, stock# 3724, s/n#990336

IOS Capital	10/18/2006	0000000181285148	All equipment in connection with that certain Master Agreement No. more fully described on Financing Statement….Product Schedule No./ Agreement No. 1013658A2, Master Agreement/Lease No. 1013658.

IBM Credit LLC	1/12/2007	0000000181293702	All of the equipment together with all related software more fully described on Financing Statement.

Smurfit-Stone Container Enterprises, Inc.	1/25/2007	0000000181295038	Tramrail Model 3400HD Density, Super Duty Stroke Baler s/n 065085, stock#4214

Sensomatic Electronics Corporation	2/21/2007	0000000181297532	All equipment related components and other goods of any type or description more fully described on Financing Statement

SunTrust Leasing	4/2/2007	000000018130832	All equipment more fully described on Financing Statement

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
Corporation

IOS Capital	5/1/2007	0000000181305141	All equipment in connection with that certain Master Agreement No. more fully described on Financing Statement…Product Schedule No./ Agreement No. 1013658A18, Master Agreement/Lease No. 1013658.

IOS Capital	5/1/2007	0000000181305146	All equipment in connection with that certain Master Agreement No. more fully described on Financing Statement…Product Schedule No./ Agreement No. 1013658A17, Master Agreement/Lease No. 1013658.

IOS Capital	5/21/2007	0000000181307134	All equipment in connection with that certain Master Agreement No. more fully described on Financing Statement…Product Schedule No./ Agreement No. 1013658A20, Master Agreement/Lease No. 1013658.

IOS Capital	5/21/2007	0000000181307211	All equipment in connection with that certain Master Agreement No. more fully described on Financing Statement…Product Schedule No./ Agreement No. 1013658A19, Master Agreement/Lease No. 1013658.

IOS Capital	5/21/2007	0000000181307418	All equipment in connection with that certain Master Agreement No. more fully described on Financing Statement…Product Schedule No./ Agreement No. 1013658A21, Master Agreement/Lease No. 1013658.

IKON Financial Services	7/19/2007	0000000181313617	All equipment in connection with that certain Master Agreement No. more fully described on Financing Statement…Product Schedule No./ Agreement No. 1013658A23, Master Agreement/Lease No. 1013658.

IKON Financial Services	7/19/2007	0000000181313659	All equipment in connection with that certain Master Agreement No. more fully described on Financing Statement…Product Schedule No./ Agreement No. 1013658A22, Master Agreement/Lease No. 1013658.

IKON Financial Services	10/03/2007	0000000181321393	All equipment in connection with that certain Master Agreement No. more fully described on Financing Statement…Product Schedule No./ Agreement No. 1013658A25, Master Agreement/Lease No. 1013658.

IKON Financial Services	10/11/2007	0000000181321995	Customer: 1287010 RIMPC3500 L8967120180.

SunTrust Leasing Corporation	11/01/2007	0000000181324184	All equipment more fully described on Financing Statement

IKON Financial Services	11/07/2007	0000000181324899	All equipment in connection with that certain Master Agreement No. more fully described on Financing Statement…Product Schedule No./ Agreement No. 1013658A27, Master Agreement/Lease No. 1013658.

IKON Financial Services	11/13/2007	0000000181325145	All equipment in connection with that certain Master Agreement No. more fully described on Financing Statement…Product Schedule No./ Agreement No. 1013658A28, Master Agreement/Lease No. 1013658.

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
IKON Financial Svcs	12/5/2007	0000000181327661	The terms “Debtor” and “Secured Party” shall mean “Lessor” and “Lessee” respectively. This financing statement covers the following types (or items) of property: All equipment now or hereafter leased in an equipment leasing transaction in connection with that certain Master Agreement No. see below Product Schedule No./Agreement No. see below (“Lease”), as amended from time to time, between IOS Capital, LLC as lessor, and the above referenced Lessee/Debtor, including.....all additions, improvements, attachments, accessories, accessions, upgrades and replacements related thereto, and any and all substitutions or exchanges... This statement is filed in connection with a lease transaction and is filed for precautionary purposes only.....Product Schedule No./Agreement No. 1013658A29, Master Agreement/Lease No. 1013658...

IKON Financial Svcs	12/6/2007	0000000181327292	The terms “Debtor” and “Secured Party” shall mean “Lessor” and “Lessee” respectively. This financing statement covers the following types (or items) of property: All equipment now or hereafter leased in an equipment leasing transaction in connection with that certain Master Agreement No. see below Product Schedule No./Agreement No. see below (“Lease”), as amended from time to time, between IOS Capital, LLC as lessor, and the above referenced Lessee/Debtor, including…..all additions, improvements, attachments, accessories, accessions, upgrades and replacements related thereto, and any and all substitutions or exchanges… This statement is filed in connection with a lease transaction and is filed for precautionary purposes only.….Product Schedule No./Agreement No. 1013658A32, Master Agreement/Lease No. 1013658…

IKON Financial Svcs	12/6/2007	0000000181327293	The terms “Debtor” and “Secured Party” shall mean “Lessor” and “Lessee” respectively. This financing statement covers the following types (or items) of property: All equipment now or hereafter leased in an equipment leasing transaction in connection with that certain Master Agreement No. see below Product Schedule No./Agreement No. see below (“Lease”), as amended from time to time, between IOS Capital, LLC as lessor, and the above referenced Lessee/Debtor, including…..all additions, improvements, attachments, accessories, accessions, upgrades and replacements related thereto, and any and all substitutions or exchanges… This statement is filed in connection with

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
			a lease transaction and is filed for precautionary purposes only.....Product Schedule No./Agreement No. 1013658A30, Master Agreement/Lease No. 1013658...

IKON Financial Svcs	12/6/2007	0000000181327328	The terms “Debtor” and “Secured Party” shall mean “Lessor” and “Lessee” respectively. This financing statement covers the following types (or items) of property: All equipment now or hereafter leased in an equipment leasing transaction in connection with that certain Master Agreement No. see below Product Schedule No./Agreement No. see below (“Lease”), as amended from time to time, between IOS Capital, LLC as lessor, and the above referenced Lessee/Debtor, including…..all additions, improvements, attachments, accessories, accessions, upgrades and replacements related thereto, and any and all substitutions or exchanges… This statement is filed in connection with a lease transaction and is filed for precautionary purposes only.….Product Schedule No./Agreement No. 1013658A31, Master Agreement/Lease No. 1013658…

IKON Financial Svcs	12/6/2007	0000000181327349	The terms “Debtor” and “Secured Party” shall mean “Lessor” and “Lessee” respectively. This financing statement covers the following types (or items) of property: All equipment now or hereafter leased in an equipment leasing transaction in connection with that certain Master Agreement No. see below Product Schedule No./Agreement No. see below (“Lease”), as amended from time to time, between IOS Capital, LLC as lessor, and the above referenced Lessee/Debtor, including…..all additions, improvements, attachments, accessories, accessions, upgrades and replacements related thereto, and any and all substitutions or exchanges… This statement is filed in connection with a lease transaction and is filed for precautionary purposes only.….Product Schedule No./Agreement No. 1013658A33, Master Agreement/Lease No. 1013658…

IKON Financial Svcs	12/12/2007	0000000181327996	The terms “Debtor” and “Secured Party” shall mean “Lessor” and “Lessee” respectively. This financing statement covers the following types (or items) of property: All equipment now or hereafter leased in an equipment leasing transaction in connection with that certain Master Agreement No. see below Product Schedule No./Agreement No. see below (“Lease”), as amended from time to time, between IOS Capital, LLC as lessor, and the above referenced Lessee/Debtor,

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
			including......all additions, improvements, attachments, accessories, accessions, upgrades and replacements related thereto, and any and all substitutions or exchanges... This statement is filed in connection with a lease transaction and is filed for precautionary purposes only.....Product Schedule No./Agreement No. 1013658A34, Master Agreement/Lease No. 1013658...

SunTrust Leasing Corporation	12/24/2007	0000000181329500	The equipment more fully described below, together with all replacements, substitutions and alternatives therefore and thereof and accessions thereto. All proceeds (cash and non-cash), …Moving Services Design Services FF&E consisting of Chairs, Carpet, Closed Office and Systems Furniture Computer Hardware consisting of: Smartups 1000VA RM2U 120V USB Ser Lin….(see financing statement for complete list)…Work Performed: Demoed 3rd floor low voltage from ceiling, Labor Voice & Data, Power & Light, Labor Removal of old flooring in new space Painting Construction Alarm System - Installation Charges…(see financing statement for complete list). Office Equipment — Cisco Stackwise 1M Stacking Cable

SunTrust Leasing Corporation	12/24/2007	0000000181329501	The equipment more fully described below, together with all replacements, substitutions and alternatives therefore and thereof and accessions thereto. All proceeds (cash and non-cash), …Computer Software (Double Take for Windows-Serve) Computer Equipment and Hardware: Disk Enclosure..(see financing statement for complete list)…Computer Software License Consulting, Travel Expenses and Software License

SunTrust Equipment Finance & Leasing Corp.	3/31/2008	0000000181337941	The equipment more fully described on the attached schedules, together with all replacements, substitutions and alternatives therefore an d thereof and accessions thereto. All proceeds (cash and non-cash), including the proceeds of all insurance policies..(list of vendors, invoice numbers, and comments on Attachment to UCC-1.)

M & T Credit Services, LLC Assignor Secured Party: SunTrust Equipment Finance & Leasing Corp.	5/8/2008	0000000181341563	All right, title and interest of debtor in, to and under: Promissory Note No. 30264-010 executed pursuant to that certain Loan & Security Agreement No. 03264, each between SunTrust Leasing Corporation, as Lender, and under Armour, Inc., as Borrower; and the equipment financed thereunder, together with all accessions, substitutions and replacements therefore, and proceeds (both cash and non cash,

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
			including insurance proceeds) thereof; more fully described on the Attachment A. (see Collateral Schedule to Promissory Note which includes Vendor Name & Invoice No. and description, including computer software, equipment and soft costs; computer equipment and hardware, consulting and travel expense; Windows; Oracle Database, computer software licenses...)

M & T Credit Services, LLC Assignor Secured Party: SunTrust Equipment Finance & Leasing Corp.	5/8/2008	0000000181341884	All right, title and interest of Debtor in, to and under: Promissory Note No. 30264-011 executed pursuant to that certain Loan & Security Agreement No. 03264, each between SunTrust Leasing Corporation, as Lender, and under Armour, Inc., as Borrower; and the equipment financed thereunder, together with all accessions, substitutions and replacements therefore, and proceeds (both cash and non cash, including insurance proceeds) thereof; more fully described on the Attachment A. (see Collateral Schedule to Promissory Note which includes Vendor Name & Invoice No. and description, including moving services, design services, computer hardware, various CAT5e patch cables, work performed: demoed 3rd floor low voltage from ceiling, labor, removal of old flooring in new space, painting, construction, alarm system, office equipment…)

SunTrust Leasing Corporation	6/2/2008	0000000181344252	The equipment more fully described on the attached schedules, together with all replacements, substitutions and alternatives therefore and thereof and accessions thereto. All proceeds (cash and non-cash), including the proceed of all insurance policies, thereof….(see Attachment to UCC-1 for vendors, invoice numbers, and comments — vendors: Haymaker Technologies for labor, material for cable install; Integration Services Group for consulting; Manhattan Associates for consulting, software design support; Infor Global Systems for consulting, Inner Harbor Solutions for consulting, license fee)

PNC Equipment Finance LLC	6/9/2008	0000001181344936	Secured Party and Debtor have entered into Loan& Security Agreement No. 4920 & related documents under which Secured Party will finance Debtors items of equipment that are described from time to time in such agreements and documents. This Financing Statement covers all of Debtor’s right, title and interest in and to such equipment and all leases thereof, all general intangibles (including payment intangibles), accounts, chattel paper (including electronic chattel paper), documents, instruments, investment property, software and

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
			goods relating to, arising from or embedded in any of such equipment and leases, all supporting obligations of all of the foregoing, and all cash and non-cash proceeds and products...., and all additions and accessions thereto, substitutions....

SunTrust Equipment Finance & Leasing Corp.	6/30/2008	0000000181346691	The equipment more fully described on the attached schedule, together with all replacements, substitutions and alternatives therefore and thereof and accessions thereto. All proceeds (cash and non-cash), including the proceeds of all insurance policies, thereof (but without power of sale)..(see Collateral Schedule to Promissory Note No. 014 attached to UCC for vendors, invoice numbers and summary — vendors: Carlson Group for various fixtures and transformers, Cormark for fixture, transformer, men’s underwear, freight…, Lifestyle forms for mannequins)

IBM Credit LLC	7/1/2008	0000000181346752	All of the following equipment together with all related software, whether now owned or hereafter acquired and wherever located (all as more fully described on IBM Credit LLC Supplement(s) # F50465 including one or more of the following: 2005-16B (IBM)….all additions, attachments, accessories, accessions and upgrades thereto and any and all substitutions, replacements or exchanges for any such item of equipment or software and any and all proceeds of any of the foregoing, including, without limitations, payments under insurance or any indemnity or warranty relating to loss or damage to such equipment and software. IBM Credit LLC files this notice as a precautionary filing. See UCC 9-505. UCC Log Number: CPD00F50465 0524065.

Cisco Systems Capital Corporation	8/4/2008	0000000181349733	The collateral described in Attachment “A” attached hereto and made part hereof, including all additions, attachments, accessions, substitutions, replacements and proceeds of such collateral pertaining to this application number TFV28316. (see Attachment A to UCC for list of equipment)

IKON Financial Svcs	10/16/2008	0000000181355484	The terms “Debtor” and “Secured Party” shall mean “Lessor” and “Lessee” respectively. This financing statement covers the following types (or items) of property: All equipment now or hereafter leased in an equipment leasing transaction in connection with that certain Master Agreement No. see below Product Schedule No./Agreement

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
			No. see below (“Lease”), as amended from time to time, between IOS Capital, LLC as lessors and the above referenced Lessee/Debtor, including without limit, the equipment listed below, and all additions, improvements, attachments, accessories, accessions, upgrades and replacements related thereto, and any and all substitutions or exchanges, and any and all products, insurance and/or other proceeds upgrades and replacements related thereto, and any and all substitutions or exchanges, and any and all products, insurance and/or other proceeds (cash or non-cash) there from: The equipment location is as identified in the Lease. This is intended to be a true lease transaction. Neither the execution nor filing of this financing statement shall in any manner imply that the relationship between the parties to which this document applies is other than lessor and lessee, respectively. This financing statement is filed solely to protect the interests of the parties in the event of unwarranted assertions by any third party. This statement is filed in connection with a lease transaction and is filed for precautionary purposes only. Product Schedule No./Agreement No. 1013658A38, Master Agreement/Lease No. 1013658....

Hewlett-Packard Financial Services Company	11/5/2008	0000000181356805	All equipment and software now or hereafter acquired, which Secured Party has leased to or financed for Debtor, including, but not limited to, computer, printing, imaging, copying, scanning, projection and storage equipment, any and all related peripherals, attachments, accessions, additions, general intangibles, substitutions, supplies, replacements, and any right, title or interest in any license for any software used to operate or otherwise installed in any of the foregoing, and products and proceeds of all of the foregoing (including insurance proceeds).

DEBTOR: Under Armour Retail of Ohio, LLC

JURISDICTION: Maryland Department of Assessments and Taxation

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
The CIT Group/Commercial Services, Inc.	4/18/2006	0000000181263481	All accounts sold from time to time by the Debtor to the Secured Party, together with (i) all related instruments, documents, insurance proceeds and general intangibles (including all payment intangibles and all other rights to payment); (ii) all proceeds thereof, including all property acquired with such proceeds; (iii) all of the Debtor’s rights to any merchandise which are represented thereby; and (iv) all of the Debtor’s right, title, security, guaranties, supporting obligations and letter of credit rights with respect to each such account, including all rights to reclamation and stoppage in transit. Schedule A - The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents and Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. List of definitions described on Schedule A attached to UCC-1.

The CIT Group/Commercial Services, Inc., as Agent	4/18/2006	0000000181264601	For a description of the collateral covered by this financing statement, See Schedule A attached hereto and incorporated herein by reference. Schedule A - The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents of Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. List of definitions described on Schedule A attached to UCC-1.

6/07/2006 – AMENDMENT deleting certain collateral from the collateral description as follows:

For the avoidance of doubt, the Secured Party hereby acknowledges that the “General Intangibles” covered by the Financing Statement referenced above (and as defined in Schedule A attached thereto) do not include any of the Debtor’s present and hereafter acquired trademarks, trademark registrations, recordings,

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
applications, tradenames, trade styles, corporate names, business names, service marks, logos and any other designs or sources of business identities, prints and labels (on which any of the foregoing may appear), all reissues and renewals thereof, all licenses thereof, all other general intangible, intellectual property and other rights pertaining to any of the foregoing, together with the goodwill associated therewith, and all income, royalties and other proceeds of any of the foregoing.

DEBTOR: Under Armour Retail of California, LLC

JURISDICTION: Maryland Department of Assessments and Taxation

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
The CIT Group/Commercial Services, Inc., as Agent	6/7/2006	0000000181270620	For a description of the collateral covered by this Financing Statement, see Schedule A attached hereto and incorporated herein by reference. Schedule A – The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future: (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents of Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. List of definitions described on Schedule A attached to UCC-1.

The CIT Group/Commercial Services, Inc.	6/7/2006	0000000181270630	All accounts sold from time to time by the Debtor to the Secured Party, together with (i) all related instruments, documents, insurance proceeds and general intangibles (including all payment intangibles and all other rights to payment); (ii) all proceeds thereof, including all property acquired with such proceeds; (iii) all of the Debtor’s rights to any merchandise which are represented thereby; and (iv) all of the Debtor’s right, title, security, guaranties, supporting obligations and letter of credit rights with respect to each such account, including all rights to reclamation and stoppage in transit.

DEBTOR: Under Armour Retail of Texas, LLC

JURISDICTION: Maryland Department of Assessments and Taxation

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
The CIT Group/Commercial Services, Inc., as Agent	6/7/2006	0000000181270624	For a description of the collateral covered by this Financing Statement, see Schedule A attached hereto and incorporated herein by reference. Schedule A – The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future: (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents of Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. List of definitions described on Schedule A attached to UCC-1.

The CIT Group/Commercial Services, Inc.	6/7/2006	0000000181270632	All accounts sold from time to time by the Debtor to the Secured Party, together with (i) all related instruments, documents, insurance proceeds and general intangibles (including all payment intangibles and all other rights to payment); (ii) all proceeds thereof, including all property acquired with such proceeds; (iii) all of the Debtor’s rights to any merchandise which are represented thereby; and (iv) all of the Debtor’s right, title, security, guaranties, supporting obligations and letter of credit rights with respect to each such account, including all rights to reclamation and stoppage in transit.

DEBTOR: Under Armour Retail of Wisconsin, LLC

JURISDICTION: Maryland Department of Assessments and Taxation

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
The CIT Group/Commercial Services, Inc., as Agent	6/7/2006	0000000181270622	For a description of the collateral covered by this Financing Statement, see Schedule A attached hereto and incorporated herein by reference. Schedule A – The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future: (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents of Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. List of definitions described on Schedule A attached to UCC-1.

The CIT Group/Commercial Services, Inc.	6/7/2006	0000000181270631	All accounts sold from time to time by the Debtor to the Secured Party, together with (i) all related instruments, documents, insurance proceeds and general intangibles (including all payment intangibles and all other rights to payment); (ii) all proceeds thereof, including all property acquired with such proceeds; (iii) all of the Debtor’s rights to any merchandise which are represented thereby; and (iv) all of the Debtor’s right, title, security, guaranties, supporting obligations and letter of credit rights with respect to each such account, including all rights to reclamation and stoppage in transit.

DEBTOR: Under Armour Retail of Massachusetts, LLC

JURISDICTION: Maryland Department of Assessments and Taxation

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
The CIT Group/Commercial Services, Inc., as Agent	6/7/2006	0000000181270627	For a description of the collateral covered by this Financing Statement, see Schedule A attached hereto and incorporated herein by reference. Schedule A – The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future: (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents of Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. List of definitions described on Schedule A attached to UCC-1.

The CIT Group/Commercial Services, Inc.	6/7/2006	0000000181270635	All accounts sold from time to time by the Debtor to the Secured Party, together with (i) all related instruments, documents, insurance proceeds and general intangibles (including all payment intangibles and all other rights to payment); (ii) all proceeds thereof, including all property acquired with such proceeds; (iii) all of the Debtor’s rights to any merchandise which are represented thereby; and (iv) all of the Debtor’s right, title, security, guaranties, supporting obligations and letter of credit rights with respect to each such account, including all rights to reclamation and stoppage in transit.

DEBTOR: Under Armour Retail of Pennsylvania, LLC

JURISDICTION: Maryland Department of Assessments and Taxation

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
The CIT Group/Commercial Services, Inc., as Agent	12/18/2006	0000000181290301	For a description of the collateral covered by this Financing Statement, see Schedule A attached hereto and incorporated herein by reference. Schedule A – The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future: (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents of Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. List of definitions described on Schedule A attached to UCC-1.

The CIT Group/Commercial Services, Inc.	12/20/2006	0000000181291347	All accounts sold from time to time by the Debtor to the Secured Party, together with (i) all related instruments, documents, insurance proceeds and general intangibles (including all payment intangibles and all other rights to payment); (ii) all proceeds thereof, including all property acquired with such proceeds; (iii) all of the Debtor’s rights to any merchandise which are represented thereby; and (iv) all of the Debtor’s right, title, security, guaranties, supporting obligations and letter of credit rights with respect to each such account, including all rights to reclamation and stoppage in transit.

DEBTOR: Under Armour Retail of Delaware, LLC

JURISDICTION: Maryland Department of Assessments and Taxation

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
The CIT Group/Commercial Services, Inc., as Agent	12/18/2006	0000000181290297	For a description of the collateral covered by this Financing Statement, see Schedule A attached hereto and incorporated herein by reference. Schedule A – The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future: (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents of Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. List of definitions described on Schedule A attached to UCC-1.

The CIT Group/Commercial Services, Inc.	12/20/2006	0000000181291344	All accounts sold from time to time by the Debtor to the Secured Party, together with (i) all related instruments, documents, insurance proceeds and general intangibles (including all payment intangibles and all other rights to payment); (ii) all proceeds thereof, including all property acquired with such proceeds; (iii) all of the Debtor’s rights to any merchandise which are represented thereby; and (iv) all of the Debtor’s right, title, security, guaranties, supporting obligations and letter of credit rights with respect to each such account, including all rights to reclamation and stoppage in transit.

DEBTOR: Under Armour Retail of Georgia, LLC

JURISDICTION: Maryland Department of Assessments and Taxation

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
The CIT Group/Commercial Services, Inc., as Agent	12/18/2006	0000000181290299	For a description of the collateral covered by this Financing Statement, see Schedule A attached hereto and incorporated herein by reference. Schedule A – The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future: (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents of Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. List of definitions described on Schedule A attached to UCC-1.

The CIT Group/Commercial Services, Inc.	12/20/2006	0000000181291339	All accounts sold from time to time by the Debtor to the Secured Party, together with (i) all related instruments, documents, insurance proceeds and general intangibles (including all payment intangibles and all other rights to payment); (ii) all proceeds thereof, including all property acquired with such proceeds; (iii) all of the Debtor’s rights to any merchandise which are represented thereby; and (iv) all of the Debtor’s right, title, security, guaranties, supporting obligations and letter of credit rights with respect to each such account, including all rights to reclamation and stoppage in transit.

DEBTOR: Under Armour Retail of New York, LLC

JURISDICTION: Maryland Department of Assessments and Taxation

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
The CIT Group/Commercial Services, Inc., as Agent	12/18/2006	0000000181290300	For a description of the collateral covered by this Financing Statement, see Schedule A attached hereto and incorporated herein by reference. Schedule A – The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future: (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents of Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. List of definitions described on Schedule A attached to UCC-1.

The CIT Group/Commercial Services, Inc.	12/20/2006	0000000181291338	All accounts sold from time to time by the Debtor to the Secured Party, together with (i) all related instruments, documents, insurance proceeds and general intangibles (including all payment intangibles and all other rights to payment); (ii) all proceeds thereof, including all property acquired with such proceeds; (iii) all of the Debtor’s rights to any merchandise which are represented thereby; and (iv) all of the Debtor’s right, title, security, guaranties, supporting obligations and letter of credit rights with respect to each such account, including all rights to reclamation and stoppage in transit.

DEBTOR: Under Armour Retail of New Jersey, LLC

JURISDICTION: Maryland Department of Assessments and Taxation

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
The CIT Group/Commercial Services, Inc., as Agent	12/18/2006	0000000181290298	For a description of the collateral covered by this Financing Statement, see Schedule A attached hereto and incorporated herein by reference. Schedule A – The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future: (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents of Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. List of definitions described on Schedule A attached to UCC-1.

The CIT Group/Commercial Services, Inc.	12/20/2006	0000000181291341	All accounts sold from time to time by the Debtor to the Secured Party, together with (i) all related instruments, documents, insurance proceeds and general intangibles (including all payment intangibles and all other rights to payment); (ii) all proceeds thereof, including all property acquired with such proceeds; (iii) all of the Debtor’s rights to any merchandise which are represented thereby; and (iv) all of the Debtor’s right, title, security, guaranties, supporting obligations and letter of credit rights with respect to each such account, including all rights to reclamation and stoppage in transit.

DEBTOR: Under Armour Retail of DC, LLC

JURISDICTION: Maryland Department of Assessments and Taxation

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
The CIT Group/Commercial Services, Inc., as Agent	12/18/2006	0000000181290296	For a description of the collateral covered by this Financing Statement, see Schedule A attached hereto and incorporated herein by reference. Schedule A – The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future: (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents of Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. List of definitions described on Schedule A attached to UCC-1.

The CIT Group/Commercial Services, Inc.	12/20/2006	0000000181291337	All accounts sold from time to time by the Debtor to the Secured Party, together with (i) all related instruments, documents, insurance proceeds and general intangibles (including all payment intangibles and all other rights to payment); (ii) all proceeds thereof, including all property acquired with such proceeds; (iii) all of the Debtor’s rights to any merchandise which are represented thereby; and (iv) all of the Debtor’s right, title, security, guaranties, supporting obligations and letter of credit rights with respect to each such account, including all rights to reclamation and stoppage in transit.

DEBTOR: Under Armour Retail of Virginia, LLC

JURISDICTION: Virginia State Corporations Commission

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
The CIT Group/Commercial Services, Inc., as Agent	9/8/2005	050908 7207-9	For a description of the collateral covered by this Financing Statement, see Schedule A attached hereto and incorporated herein by reference. Schedule A – The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future: (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents of Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. List of definitions described on Schedule A attached to UCC-1.

11/30/2005 – AMENDMENT (051130 7027-9) deleting certain collateral from the collateral description as follows:

The Secured Party releases its lien and security interest in all “Trademarks” of the debtor, as such term is defined below. The Secured party retains its lien and security interest in all other collateral described in the Financing Statement identified above. “Trademarks” shall mean all of the Debtor’s present and hereafter acquired trademarks, trademark registrations, recordings, applications, tradenames, trade styles, corporate names, business names, service marks, logos and any other designs or sources of business identities, prints and labels (on which any of the foregoing may appear), all reissues thereof, all licenses thereof, all other general intangible, intellectual property and other rights pertaining to any of the foregoing, together with the goodwill associated therewith, and all income,

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
royalties and other proceeds of any of the foregoing.

The CIT Group/Commercial Services, Inc.	10/4/2005	051004 7034-7	All accounts sold from time to time by the Debtor to the Secured Party, together with (i) all related instruments, documents, insurance proceeds and general intangibles (including all payment intangibles and all other rights to payment); (ii) all proceeds thereof, including all property acquired with such proceeds; (iii) all of the Debtor’s rights to any merchandise which are represented thereby; and (iv) all of the Debtor’s right, title, security, guaranties, supporting obligations and letter of credit rights with respect to each such account, including all rights to reclamation and stoppage in transit.

DEBTOR: Under Armour Retail of Florida, LLC

JURISDICTION: Florida Department of State

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
The CIT Group/Commercial Services, Inc., as Agent	10/14/2005	200500935511	For a description of the collateral covered by this Financing Statement, see Schedule A attached hereto and incorporated herein by reference. Schedule A – The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future: (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents of Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. List of definitions described on Schedule A attached to UCC-1.

11/29/2005 – AMENDMENT (200501282287) deleting certain collateral from the collateral description as follows:

The Secured Party releases its lien and security interest in all “Trademarks” of the debtor, as such term is defined below. The Secured party retains its lien and security interest in all other collateral described in the Financing Statement identified above. “Trademarks” shall mean all of the Debtor’s present and hereafter acquired trademarks, trademark registrations, recordings, applications, tradenames, trade styles, corporate names, business names, service marks, logos and any other designs or sources of business identities, prints and labels (on which any of the foregoing may appear), all reissues thereof, all licenses thereof, all other general intangible, intellectual property and other rights pertaining to any of the foregoing, together with the goodwill associated therewith, and all income,

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
				royalties and other proceeds of any of the foregoing.

The CIT Group/Commercial Services, Inc.	10/31/2005	200501053539	All accounts sold from time to time by the Debtor to the Secured Party, together with (i) all related instruments, documents, insurance proceeds and general intangibles (including all payment intangibles and all other rights to payment); (ii) all proceeds thereof, including all property acquired with such proceeds; (iii) all of the Debtor’s rights to any merchandise which are represented thereby; and (iv) all of the Debtor’s right, title, security, guaranties, supporting obligations and letter of credit rights with respect to each such account, including all rights to reclamation and stoppage in transit.

DEBTOR: Under Armour Retail of Maryland, LLC

JURISDICTION: Maryland Department of Assessments and Taxation

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
The CIT Group/Commercial Services, Inc., as Agent	9/8/2005	0000000181242343	For a description of the collateral covered by this Financing Statement, see Schedule A attached hereto and incorporated herein by reference. Schedule A – The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future: (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents of Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. List of definitions described on Schedule A attached to UCC-1.

9/26/2005 – AMENDMENT (1000361991930490) - Changed Debtor’s name from Under Armour Retail of Maryland, Inc. to Under Armour Retail of Maryland, L.L.C.

11/29/2005 - AMENDMENT (1000361992214118) - The Secured Party releases its lien and security interest in all “Trademarks” of the debtor, as such term is defined below. The Secured party retains its lien and security interest in all other collateral described in the Financing Statement identified above. “Trademarks” shall mean all of the Debtor’s present and hereafter acquired trademarks, trademark registrations, recordings, applications, tradenames, trade styles, corporate names, business names, service marks, logos and any other designs or sources of business identities, prints and labels (on which any of the foregoing may appear), all reissues thereof, all licenses thereof, all other general intangible, intellectual property

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
				and other rights pertaining to any of the foregoing, together with the goodwill associated therewith, and all income, royalties and other proceeds of any of the foregoing.

The CIT Group/Commercial Services, Inc.	10/3/2005	0000000181244770	All accounts sold from time to time by the Debtor to the Secured Party, together with (i) all related instruments, documents, insurance proceeds and general intangibles (including all payment intangibles and all other rights to payment); (ii) all proceeds thereof, including all property acquired with such proceeds; (iii) all of the Debtor’s rights to any merchandise which are represented thereby; and (iv) all of the Debtor’s right, title, security, guaranties, supporting obligations and letter of credit rights with respect to each such account, including all rights to reclamation and stoppage in transit.

DEBTOR: Under Armour Retail, Inc.

JURISDICTION: Maryland Department of Assessments and Taxation

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
The CIT Group/Commercial Services, Inc., as Agent	9/8/2005	0000000181242341	For a description of the collateral covered by this financing statement, See Schedule A attached hereto and incorporated herein by reference. Schedule A - The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents of Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. List of definitions described on Schedule A attached to UCC-1.

11/29/2005 – AMENDMENT (1000361992214092) deleting certain collateral from the collateral description as follows:

The Secured Party releases its lien and security interest in all “Trademarks” of the debtor, as such term is defined below. The Secured party retains its lien and security interest in all other collateral described in the Financing Statement identified above. “Trademarks” shall mean all of the Debtor’s present and hereafter acquired trademarks, trademark registrations, recordings, applications, tradenames, trade styles, corporate names, business names, service marks, logos and any other designs or sources of business identities, prints and labels (on which any of the foregoing may appear), all reissues thereof, all licenses

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
				thereof, all other general intangible, intellectual property and other rights pertaining to any of the foregoing, together with the goodwill associated therewith, and all income, royalties and other proceeds of any of the foregoing.

The CIT Group/Commercial Services, Inc.	10/3/2005	0000000181244771	All accounts sold from time to time by the Debtor to the Secured Party, together with (i) all related instruments, documents, insurance proceeds and general intangibles (including all payment intangibles and all other rights to payment); (ii) all proceeds thereof, including all property acquired with such proceeds; (iii) all of the Debtor’s rights to any merchandise which are represented thereby; and (iv) all of the Debtor’s right, title, security, guaranties, supporting obligations and letter of credit rights with respect to each such account, including all rights to reclamation and stoppage in transit.

DEBTOR: Under Armour Manufacturing, LLC

JURISDICTION: Maryland Department of Assessments and Taxation

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
The CIT Group/Commercial Services, Inc., as Agent	9/8/2005	0000000181242351	For a description of the collateral covered by this financing statement, See Schedule A attached hereto and incorporated herein by reference. Schedule A - The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents of Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. List of definitions described on Schedule A attached to UCC-1.

11/29/2005 – AMENDMENT (1000361992214159) deleting certain collateral from the collateral description as follows:

The Secured Party releases its lien and security interest in all “Trademarks” of the debtor, as such term is defined below. The Secured party retains its lien and security interest in all other collateral described in the Financing Statement identified above. “Trademarks” shall mean all of the Debtor’s present and hereafter acquired trademarks, trademark registrations, recordings, applications, tradenames, trade styles, corporate names, business names, service marks, logos and any other designs or sources of business identities, prints and labels (on which any of the foregoing may appear), all reissues thereof, all licenses

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS

thereof, all other general intangible, intellectual property and other rights pertaining to any of the foregoing, together with the goodwill associated therewith, and all income, royalties and other proceeds of any of the foregoing.

8/23/2006 - AMENDMENT

(1000361993570765) - Changed Debtor’s name from Under Armour Hong Kong, LLC to Under Armour Manufacturing, LLC

The CIT Group/Commercial Services, Inc.	10/3/2005	0000000181244772	All accounts sold from time to time by the Debtor to the Secured Party, together with (i) all related instruments, documents, insurance proceeds and general intangibles (including all payment intangibles and all other rights to payment); (ii) all proceeds thereof, including all property acquired with such proceeds; (iii) all of the Debtor’s rights to any merchandise which are represented thereby; and (iv) all of the Debtor’s right, title, security, guaranties, supporting obligations and letter of credit rights with respect to each such account, including all rights to reclamation and stoppage in transit.	8/23/2006 - AMENDMENT (100361993570716) - Changed Debtor’s name from Under Armour Hong Kong, LLC to Under Armour Manufacturing, LLC

DEBTOR: Under Armour Direct, Inc.

JURISDICTION: Maryland Department of Assessments and Taxation

SECURED PARTY	FILING DATE	FILE NO.	COLLATERAL	COMMENTS
The CIT Group/Commercial Services, Inc., as Agent	6/7/2006	0000000181270628	For a description of the collateral covered by this financing statement, See Schedule A attached hereto and incorporated herein by reference. Schedule A - The collateral covered by the financing statement to which this Schedule A is attached consists of all of the assets of the Debtor, including, without limitation, all of the Debtor’s present and future (a) Accounts; (b) Equipment; (c) Inventory and other Goods; (d) Documents of Title; (e) General Intangibles; (f) Investment Property; (g) Real Estate; and (h) Other Collateral. List of definitions described on Schedule A attached to UCC-1.

The CIT Group/Commercial Services, Inc.	6/7/2006	0000000181270633	All accounts sold from time to time by the Debtor to the Secured Party, together with (i) all related instruments, documents, insurance proceeds and general intangibles (including all payment intangibles and all other rights to payment); (ii) all proceeds thereof, including all property acquired with such proceeds; (iii) all of the Debtor’s rights to any merchandise which are represented thereby; and (iv) all of the Debtor’s right, title, security, guaranties, supporting obligations and letter of credit rights with respect to each such account, including all rights to reclamation and stoppage in transit.

SCHEDULE 5.1.1

QUALIFICATIONS TO DO BUSINESS

Entity	State	Registration #
Under Armour, Inc.	California	3047972
Under Armour, Inc.	Colorado	20041414517
Under Armour, Inc.	Florida	F07000005395
Under Armour, Inc.	Hawaii	39057
Under Armour, Inc.	Massachusetts	000990111
Under Armour, Inc.	Michigan	587791
Under Armour, Inc.	Minnesota	3076662-2
Under Armour, Inc.	Missouri	F00936022
Under Armour, Inc.	Oregon	475871-91
Under Armour, Inc.	South Dakota	FB033041
Under Armour, Inc.	Texas	800871073
Under Armour, Inc.	West Virginia	95311
Under Armour Retail, Inc.	California	C2886851
Under Armour Retail, Inc.	Connecticut	0938462
Under Armour Retail, Inc.	Delaware	4356755
Under Armour Retail, Inc.	Georgia	07055794
Under Armour Retail, Inc.	Illinois	6616-360-1
Under Armour Retail, Inc.	Massachusetts	000924849
Under Armour Retail, Inc.	Maine	2081551500054
Under Armour Retail, Inc.	Michigan	60192Q
Under Armour Retail, Inc.	New Jersey	0400180825
Under Armour Retail, Inc.	New York	070718000279
Under Armour Retail, Inc.	Ohio	200823901636
Under Armour Retail, Inc.	Pennsylvania	3699388
Under Armour Retail, Inc.	South Carolina	080714-0042
Under Armour Retail, Inc.	Tennessee	Applied for 1/12/09
Under Armour Retail, Inc.	Texas	800658790
Under Armour Retail, Inc.	Virginia	F172130-9
Under Armour Retail, Inc.	Wisconsin	U017433
Under Armour Retail of California, LLC	California	200615610047
Under Armour Retail of Connecticut, LLC	Connecticut	0938473
Under Armour Retail of Delaware, LLC	Delaware	4356797
Under Armour Retail of Georgia, LLC	Georgia	07055781
Under Armour Retail of Illinois, LLC	Illinois	0254-205-6
Under Armour Retail of Massachusetts, LLC	Massachusetts	204844982
Under Armour Retail of Maine, LLC	Maine	2081551500056
Under Armour Retail of Michigan, LLC	Michigan	D90085

Entity	State	Registration #
Under Armour Retail of New Jersey, LLC	New Jersey	0400181222
Under Armour Retail of New York, LLC	New York	070806000381
Under Armour Retail of Ohio, LLC	Ohio	1607198
Under Armour Retail of Pennsylvania, LLC	Pennsylvania	3712001
Under Armour Retail of South Carolina, LLC	South Carolina	080708-0154
Under Armour Retail of Tennessee, LLC	Tennessee	Applied for 1/12/09
Under Armour Retail of Texas, LLC	Texas	800658784
Under Armour Retail of Wisconsin, LLC	Wisconsin	U017431

SCHEDULE 5.1.2

EXISTING SUBSIDIARIES

Subsidiary	Jurisdiction of Organization	Amount, Percentage and Type of Equity Interests
Under Armour Manufacturing, LLC	Maryland	Wholly owned by the Borrower
Under Armour Canada, Inc.	Canada	Wholly owned by the Borrower
Under Armour Retail, Inc.	Maryland	Wholly owned by the Borrower
Under Armour Europe BV	Dutch Chamber of Commerce	Wholly owned by the Borrower
Under Armour Asia Limited	Hong Kong Limited Company	Wholly owned by Under Armour Europe BV
Under Armour France S.a.r.l	French Limited Company	Wholly owned by Under Armour Europe BV
Under Armour Direct, Inc. (to be renamed “Under Armour Holdings, Inc.”)	Maryland	Wholly owned by the Borrower
Under Armour Retail of Texas, LLC	Maryland	Wholly owned by Under Armour Retail, Inc.
Under Armour Retail of Ohio, LLC	Maryland	Wholly owned by Under Armour Retail, Inc.
Under Armour Retail of Maryland, L.L.C.	Maryland	Wholly owned by Under Armour Retail, Inc..
Under Armour Retail of Florida, LLC	Florida	Wholly owned by Under Armour Retail, Inc..
Under Armour Retail of Virginia, LLC	Virginia	Wholly owned by Under Armour Retail, Inc.
Under Armour Retail of California, LLC	Maryland	Wholly owned by Under Armour Retail, Inc.
Under Armour Retail of Wisconsin, LLC	Maryland	Wholly owned by Under Armour Retail, Inc.
Under Armour Retail of Massachusetts, LLC	Maryland	Wholly owned by Under Armour Retail, Inc.
Under Armour Retail of New York, LLC	Maryland	Wholly owned by Under Armour Retail, Inc.
Under Armour Retail of New Jersey, LLC	Maryland	Wholly owned by Under Armour Retail, Inc.
Under Armour Retail of Georgia, LLC	Maryland	Wholly owned by Under Armour Retail, Inc.
Under Armour Retail of Pennsylvania, LLC	Maryland	Wholly owned by Under Armour Retail, Inc.
Under Armour Retail of DC, LLC	Maryland	Wholly owned by Under Armour Retail, Inc.
Under Armour Retail of Delaware, LLC	Maryland	Wholly owned by Under Armour Retail, Inc.
Under Armour Retail of Connecticut, LLC	Maryland	Wholly owned by Under Armour Retail, Inc.
Under Armour Retail of Illinois, LLC	Maryland	Wholly owned by Under Armour Retail, Inc.
Under Armour Retail of South Carolina, LLC	Maryland	Wholly owned by Under Armour Retail, Inc.
Under Armour Retail of Michigan, LLC	Maryland	Wholly owned by Under Armour Retail, Inc.
Under Armour Retail of Maine, LLC	Maryland	Wholly owned by Under Armour Retail, Inc.
Under Armour Retail of Tennessee, LLC	Maryland	Wholly owned by Under Armour Retail, Inc.

There are no options, warrants or other rights to purchase Subsidiary Equity Interests.

SCHEDULE 5.1.5

LITIGATION

[***]

Plaintiffs William G. Cummings and Jay G. Levine own a patent entitled “Stabilizer Athletic Shoes,” which was reissued on April 8, 2008. On November 14, 2008, Plaintiffs filed a patent infringement action in the U.S. District Court for the S.D. of N.Y against Borrower and several other footwear companies entitled William G. Cummings and Jay G. Levine v. Adidas USA et al. Plaintiffs allege that Borrower’s UA Proto Power training shoe infringes their stabilizer patent. Consistent with the other named defendants, Borrower has sought an extension of time to file its answer.

[***]

On January 22, 2209, Chicago National League Ball Club, LLC v. Under Armour, Inc. was filed in the United States District Court for the Northern District of Illinois, Eastern District. Borrower has not yet completed its assessment of this suit.

SCHEDULE 5.1.10

PATENTS, TRADEMARKS, COPYRIGHTS, LICENSES, ETC.

Plaintiffs William G. Cummings and Jay G. Levine own a patent entitled “Stabilizer Athletic Shoes,” which was reissued on April 8, 2008. On November 14, 2008, Plaintiffs filed a patent infringement action in the U.S. District Court for the S.D. of N.Y against Borrower and several other footwear companies entitled William G. Cummings and Jay G. Levine v. Adidas USA et al. Plaintiffs allege that Borrower’s UA Proto Power training shoe infringes their stabilizer patent. Consistent with the other named defendants, Borrower has sought an extension of time to file its answer.

[***]

SCHEDULE 5.1.14

ENVIRONMENTAL DISCLOSURES

None.

SCHEDULE 6.1.1

OPINION OF COUNSEL

(to be attached)

ATLANTA, GA BALTIMORE, MD BETHESDA, MD DENVER, CO LAS VEGAS, NV LOS ANGELES, CA PHILADELPHIA, PA PHOENIX, AZ SALT LAKE CITY, UT VOORHEES, NJ WASHINGTON, DC WILMINGTON, DE

January 28, 2009

PNC Bank, National Association

Commercial Loan Service Center/DCC

500 First Avenue

Pittsburgh, Pennsylvania 15219

Re:	$180,000,000 Revolving Credit Facility (the “Transaction”) from the Lenders (as listed in Schedule I attached hereto) to Under Armour, Inc., a corporation organized and existing under the laws of the State of Maryland (the “Borrower”)

Ladies and Gentlemen:

We have acted as counsel to the Borrower and the Guarantors (as listed in Schedule II attached hereto) in connection with the Transaction contemplated by the Credit Agreement (the “Agreement”) by and among the Lenders, the Borrower, the Guarantors and PNC Bank, National Association (“PNC” and in its capacity as Administrative Agent, the “Administrative Agent”). This letter is furnished to satisfy the condition set forth in Section 6.1.1(v) of the Agreement. All capitalized terms used in this letter that are not otherwise defined herein shall have the meanings assigned to them in the Transaction Documents (as defined below).

I.	Documents Reviewed and Matters Considered

In our capacity as counsel to the Borrower and the Guarantors and for purposes of this opinion, we have examined the documents listed in Schedule III attached hereto (all of which are collectively called the “Documents”), including the Agreement, those certain Revolving Credit Notes by the Borrower in favor of the Lenders (collectively, the “Revolving Credit Notes”), that certain Swing Loan Note by the Borrower in favor of PNC (the “Swing Loan Note”), that certain Pledge Agreement among the Pledgors and the Administrative Agent (the “Pledge Agreement”), that certain Continuing Agreement of Guaranty and Suretyship among the Guarantors and Administrative Agent (the “Guaranty”), that certain Environmental Indemnity Agreement among the Borrower, the Guarantors, and the Administrative Agent (the “Indemnity”), that certain Intercompany Subordination Agreement among the Borrower, the Guarantors, and the Administrative Agent (the “Subordination Agreement”), and that certain Security Agreement among the Borrower, the Guarantors, and the Administrative Agent (the “Security Agreement”, and, collectively with the Agreement, the Revolving Credit Notes, the Swing Loan Note, the Pledge Agreement, the Guaranty, the Indemnity and the Subordination Agreement, the “Transaction Documents”).

PNC Bank, National Association

January 28, 2009

II.	Definition of “Knowledge”

In basing the opinions and other matters set forth herein on “our knowledge,” the words “our knowledge” and similar language used herein signify that, in the course of our representation of the Borrower and the Guarantors in matters with respect to which we have been engaged by the Borrower and the Guarantors as counsel, no information has come to our attention that would give us actual knowledge or actual notice that any such opinions or other matters are not accurate or that any of the foregoing documents, certificates, reports, and information on which we have relied are not accurate and complete. Except as otherwise stated herein, we have undertaken no independent investigation or verification of such matters. The words “our knowledge” and similar language used herein are limited to the knowledge of the lawyers within our firm who are involved in the Transaction or who have worked on matters on behalf of the Borrower and the Guarantors within the prior twelve months and are presently at the firm.

III.	Assumptions

In reaching the opinions set forth below, we have assumed, and to our knowledge there are no facts inconsistent with, the following:

(a) Each individual executing any of the Documents, whether on behalf of such individual or another person, is legally competent to do so.

(b) Each individual executing any of the Documents on behalf of a party (other than the Borrower and the Guarantors) is duly authorized to do so.

(c) All Documents submitted to us as originals are authentic. All Documents submitted to us as certified or photostatic copies conform to the original documents. All Documents upon which we have relied are accurate and complete. All public records reviewed or relied upon by us or on our behalf are true and complete and remain so as of the date of this letter.

(d) The form and content of all Documents submitted to us as unexecuted drafts do not differ in any respect relevant to this opinion from the form and content of such Transaction Documents as executed and delivered.

(e) All representations, warranties, statements and information contained in the Transaction Documents are accurate and complete.

(f) All signatures on all Transaction Documents and any other Documents submitted to us for examination are genuine.

(g) There has been no oral or written modification of or amendment to any of the Documents, and there has been no waiver of any of provision of any of the Documents, by actions or omission of the parties or otherwise.

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January 28, 2009

(h) Each individual executing a certificate is authorized to do so and has knowledge about all matters stated therein. The contents of each such certificate is accurate and complete and remain so as of the date of this letter.

(i) Each of the parties (other than the Borrower and the Guarantors) executing any of the Transaction Documents has duly and validly executed and delivered each of the Transaction Documents to which such party is a signatory, and such party’s obligations set forth therein are legal, valid, and binding and are enforceable in accordance with all stated terms.

(j) The Lenders and/or the Administrative Agent and their successors and assigns will comply with all requirements of applicable procedural and substantive law in exercising any rights or enforcing any remedies under the Transaction Documents.

(k) The exercise by the Lenders and/or the Administrative Agent of any rights or enforcement of any remedies under the Transaction Documents would not be unconscionable, result in a breach of the peace or otherwise be contrary to public policy.

(l) The Transaction Documents accurately reflect the complete understanding of the parties with respect to the transactions contemplated thereby and the rights and obligations of the parties thereunder.

(m) The Lenders and/or the Administrative Agent and their successors and assigns will act in good faith and in a commercially reasonable manner in the exercise of any of its rights or enforcement of any of its remedies under the Transaction Documents and will not engage in any conduct in the exercise of any of their rights or enforcement of any of its remedies that would constitute other than fair dealing.

(n) The Borrower and the Guarantors are not subject to any federal, state, or local governmental programs that require governmental consent prior to the Borrower and the Guarantors entering into commercial loan transactions.

(o) The Borrower and the Guarantors are not engaged in an industry or business activity that is specially regulated by any federal, state, or local governmental entity or agency that requires its consent prior to the Borrower and the Guarantors entering into commercial loan transactions.

(p) The Borrower and the Guarantors currently have rights within the meaning of the Uniform Commercial Code in effect in the State of Maryland (the “Maryland UCC”) in all of the Pledged Collateral (as defined in the Pledge Agreement), including stock certificates listed on Schedule IV attached hereto (the “Pledged Stock”) and the uncertificated membership interests listed on Schedule V attached hereto (the “Pledged Membership Interests”; together with the Pledged Stock, collectively, the “Pledged Collateral”).

(q) The Borrower and Guarantors currently have rights within the meaning of the Uniform Commercial Code in effect in the Commonwealth of Pennsylvania (the “Pennsylvania

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January 28, 2009

UCC”; and, collectively with the Maryland UCC and the Uniform Commercial Code in effect in the Commonwealth of Virginia [the “Virginia UCC”], the “UCC”)1 in all of the collateral of the Borrower and Guarantors in which a security interest is granted to Lenders pursuant to the Security Agreement (the “Collateral”).

(r) All descriptions of the real property, personal property or other items or interests, including, but not limited to, those subject to the UCC, in which a security interest or lien is created under the Transaction Documents, as contained in the Transaction Documents and in all Financing Statements (as defined in Schedule III), reasonably identify the personal property or other items or interests described or intended to be described.

(s) There is no agreement among the Lenders, the Administrative Agent, the Borrower and the Guarantors postponing the time of attachment of any security interest granted under the Transaction Documents.

(t) Value has been given for all security interests and liens created under the Transaction Documents.

(u) The proper place for filing to perfect a security interest in the Collateral is to be determined under the UCC.

(v) Neither the Borrower nor any of the Guarantors are a “transmitting utility” (as defined in Section 9-102 of the UCC).

(w) None of the Pledged Membership Interests are certificated securities as defined in Section 8-102 of the UCC.

1	For ease of reference in this letter, citations to the UCC shall be based on the conventions used in the Uniform Commercial Code as promulgated by the American Law Institute and the National Conference of Commissioners on Uniform State Laws. Therefore, (a) a reference to an “Article” of the UCC shall mean and include a reference to the corresponding Title of the Commercial Law Article of the Annotated Code of Maryland, corresponding Division of Title 13 of the Pennsylvania Consolidated Statutes, and/or corresponding Title among Titles 8.1A through 8.9A of the Code of Virginia, as applicable, and (b) a reference to a “Section” of the UCC shall mean and include the corresponding section of the UCC as adopted in the respective states, as applicable. For example, (i) a reference to “Article 9 of the UCC” shall mean and include Title 9 of the Commercial Law Article of the Annotated Code of Maryland, Division 9 of Title 13 of the Pennsylvania Consolidated Statutes, and/or Title 8.9A of the Code of Virginia, as applicable, and (ii) a reference to “Section 9-102 of the UCC” shall mean and include Md. Code Ann., Com. Law § 9-102, 13 Pa. C.S. § 9102, and/or Va. Code Ann. § 8.9A-102, as applicable.

PNC Bank, National Association

January 28, 2009

IV.	Opinions

Based on our review of the foregoing and subject to the assumptions, qualifications, and limitations set forth herein, it is our opinion, as of the date of this letter, that:

1. The Borrower is a corporation validly existing and in good standing under the laws of the State of Maryland.

2. The Guarantors listed in Paragraphs (1) and (4) through (21) of Schedule II are limited liability companies validly existing and in good standing under the laws of the State of Maryland, and the Guarantors listed in Paragraphs (2) and (3) of Schedule II are corporations validly existing and in good standing under the laws of the State of Maryland.

3. Under Armour Retail of Virginia, LLC (“UA Virginia”) is a limited liability company validly existing and in good standing under the laws of the Commonwealth of Virginia.

4. Based solely on the Certificate of Good Standing issued by the Secretary of State of the State of Florida dated January 17, 2009, Under Armour Retail of Florida, LLC (“UA Florida”) is an active limited liability company organized under the laws of the State of Florida.

5. The Borrower and each of the Guarantors (other than UA Florida) has the corporate power or limited liability company power, as applicable, to enter into and perform its obligations under the Transaction Documents to which it is a party.

6. All necessary corporate or limited liability company action, as applicable, has been taken to authorize the execution, delivery, and performance of the Transaction Documents by the Borrower and each of the Guarantors (other than UA Florida) with respect to the respective Transaction Documents to which it is a party.

7. The Transaction Documents constitute the valid and binding obligations of the Borrower and each of the Guarantors to which such entity is a party, enforceable against the Borrower and each of the Guarantors in accordance with their respective terms.

8. The execution and delivery of the Transaction Documents, the performance of the Borrower’s and each of the Guarantors’ obligations under the Transaction Documents to which it is a party, and the borrowing of the Loan, will not:

(i)	conflict with the charter, bylaws, articles of organization, certificates of formation or operating agreements, as applicable, of the Borrower or the Guarantors;

(ii)	to our actual knowledge based on those matters with respect to which we have been engaged by the Borrower and the Guarantors within the prior twelve months and without any independent investigation or verification and relying upon the UA Officer’s Certificate (as defined in Schedule III), constitute a material breach or default under any contract, mortgage, agreement or other document or instrument to which the Borrower is a party; and

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January 28, 2009

(iii)	to our knowledge (and without having ordered or reviewed any judgment, lien or other searches, either in the public domain or of the Borrower or its properties) and relying on the UA Officer’s Certificate, conflict with or result in a material breach or default under any judgment, order, writ or decree of any court or governmental authority binding on the Borrower or to which the Borrower is subject and which is of specific application to the Borrower.

9. To our knowledge, no consent, approval, authorization, or other action by, or filing with, any governmental authority is required for the execution and delivery by the Borrower and each of the Guarantors (other than UA Florida) of the Transaction Documents to which it is a party, or, if required, the requisite consent, approval, or authorization has been obtained, the requisite filing has been accomplished, or the requisite action has been taken.

10. The Transaction Documents, exclusive of the Pledge Agreement, are effective to create in favor of the Lenders and/or the Administrative Agent, as applicable, as security for the obligations under such Transaction Documents, a security interest (the “Article 9 Security Interest”) in the Collateral described in such Transaction Documents in which a security interest may be created under Article 9 of the Pennsylvania UCC (the “Article 9 Collateral”).

11. Upon the filing of the Collateral Financing Statements (as defined in Schedule III) with the Maryland State Department of Assessments and Taxation (“SDAT”) for the Borrower and the Guarantors listed in Paragraphs (1) through (21) of Schedule II and with the Virginia State Corporation Commission for UA Virginia, the Article 9 Security Interest in that portion of the Article 9 Collateral in which a security interest may be perfected by the filing of a financing statement under the UCC (other than any security interest in any Article 9 Collateral of UA Florida) will be perfected.

12. We have reviewed Chapter 679 of the 2008 Florida Statutes as published by the Florida Legislature (“Article 9 of the Florida UCC”) and have relied solely upon this review in forming the opinion set forth in this paragraph. Upon the filing of the Collateral Financing Statements (as defined in Schedule III) with the Florida Secured Transaction Registry for UA Florida, the Article 9 Security Interest in that portion of the Article 9 Collateral of UA Florida in which a security interest may be perfected by the filing of a financing statement under Article 9 of the Florida UCC will be perfected.

13. The Pledge Agreement is effective to create in favor of the Administrative Agent, as security for the obligations under the Pledge Agreement, a security interest in the Pledged Collateral in which a security interest may be created under the Maryland UCC.

14. Upon the delivery in the State of Maryland to the Administrative Agent of the Pledged Stock and the related stock powers pursuant to the Pledge Agreement and assuming that the Administrative Agent had no notice of an adverse claim (within the meaning of Section 8-105 of the Maryland UCC) with respect to the Pledged Stock at the time the Pledged Stock is delivered to the Administrative Agent, the security interest in the Pledged Stock created in favor of the Administrative Agent under the Pledge Agreement will constitute a perfected security

PNC Bank, National Association

January 28, 2009

interest in the Pledged Stock, free of any “adverse claim” (as defined in Section 8-102 of the Maryland UCC).

15. Upon the filing of the Pledged Collateral Financing Statements (as defined in Schedule III) with SDAT, the security interest in that portion of the Pledged Collateral in which a security interest may be perfected by the filing of a financing statement under the Maryland UCC will be perfected.

16. To our knowledge, there are no actions, suits, proceedings or investigations pending or to the actual knowledge of Borrower or any Guarantor, threatened in writing, against the Borrower or any Guarantor, which individually or in the aggregate may reasonably be expected to result in any Material Adverse Change, except for the matters described on Schedule 5.1.5 of the Agreement.

V.	Qualifications

In addition to the other matters set forth in this letter, the opinions set forth herein are also subject to the following qualifications:

(i) Our opinion in Paragraph IV.7 regarding enforceability is subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, marshalling, and other laws affecting the rights of creditors generally.

(ii) Our opinion in Paragraph IV.7 regarding enforceability is subject to the exercise of judicial discretion in accordance with general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii) Enforceability may be limited to the extent that remedies are sought with respect to a breach that a court concludes is not material or does not adversely affect the Lenders and/or the Administrative Agent.

(iv) Enforceability may be limited by any unconscionable or inequitable conduct on the Lender’s and/or the Administrative Agent’s part, defenses arising from the Lender’s and/or the Administrative Agent’s failure to act in accordance with the terms and conditions of the Transaction Documents, defenses arising as a consequence of the passage of time, or defenses arising as a result of the Lender’s and/or the Administrative Agent’s failure to act reasonably or in good faith.

(v) The provisions regarding the remedies available to the Lenders and/or the Administrative Agent on default as set forth in the Transaction Documents are subject to certain procedural requirements, which, with regard to several of the remedies, are not reflected in the Transaction Documents. These procedural requirements affect and may restrict rights and remedies stated to be available to the Lenders and Administrative Agent.

(vi) We express no opinion on the enforceability of the self-help, non-judicial remedies provided to the Lenders and/or the Administrative Agent in certain of the Transaction

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January 28, 2009

Documents. We express no opinion on the enforceability of any provision of the Transaction Documents that purports to grant Lenders and/or the Administrative Agent a power-of-attorney.

(vii) We express no opinion on the enforceability of any provisions of the Transaction Documents that entitle the Lenders and/or the Administrative Agent, as a matter of right, to the appointment of a receiver after the occurrence of a default.

(viii) We express no opinion on the enforceability of any provisions of the Transaction Documents imposing increased interest rates and/or late payment charges upon delinquency in payment or the occurrence of a default, liquidated damages, or prepayment premiums, to the extent they are deemed to be penalties or forfeitures.

(ix) We express no opinion on the enforceability of any provisions requiring the Borrower or Guarantors to waive procedural, judicial, or substantive rights, such as rights to notice, service of process, right to a jury trial, right to object to jurisdiction or venue, right to claim damages, any provisions of Article 9 of the UCC that may not be waived, statutes of limitations, appraisal or valuation rights, and marshaling of assets.

(x) We express no opinion on the enforceability of any provisions requiring the Borrower or Guarantors to indemnify or make contribution to the Lenders and/or the Administrative Agent or their agents, officers, or directors or of any provisions exculpating or limiting the Lenders and/or the Administrative Agent from liability for its actions or inaction to the extent such indemnification, contribution, exculpation, or limitation is contrary to public policy or law.

(xi) We express no opinion on the enforceability of any provisions permitting modifications of the Transaction Documents only if in writing. We express no opinion on the enforceability of any provision that purports to require that waivers must be in writing to the extent that an oral agreement or implied agreement by trade practice or course of conduct modifying provisions of the Transaction Documents has been made.

(xii) We express no opinion on the enforceability of any provision stating that the provisions of the Transaction Documents are severable.

(xiii) Unless otherwise expressly stated in the opinion, we express no opinion with respect to the laws and regulations relating to health and safety, labor, employment, employee benefits, or land use and subdivision; Federal Reserve Board margin regulations; anti-trust laws of the United States or any state; securities laws of the United States (including the Trust Indenture Act) or any state; or the tax laws of the United States or any state.

(xiv) We express no opinion as to the enforceability of the choice of law provision or the extent to which a court of competent jurisdiction would apply the law selected by the parties to any issue before it.

(xv) We express no opinion with respect to any documents defined or referred to in the Transaction Documents, other than the Transaction Documents themselves.

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January 28, 2009

(xvi) The opinions expressed herein are subject to the effect of any judicial decision that may permit the introduction of parol evidence to modify the terms or the interpretation of agreements.

(xvii) Certain rights of debtors and of other obligors and certain duties of secured parties referred to in Sections 1-102(3), 9-602 and Section 9-624 of the UCC may not be waived, released, varied or disclaimed by agreement except, in certain instances, following a default.

(xviii) We express no opinion as to any consent, approval, authorization, or other action or filing necessary or required for the ongoing operation of the Borrower’s or Guarantors’ businesses.

(xix) We express no opinion as to any consent, approval, authorization, or other action by, or filing with any county, city, or other municipality or any local government agency.

(xx) Our opinion in Paragraph IV.9 regarding consents and approvals is based upon our consideration of only those consents, approvals, authorizations, orders, registrations, declarations or filings required under those statutes, rules or regulations of the State of Maryland, Commonwealth of Virginia or Commonwealth of Pennsylvania, if any, that, in our experience, are reasonably applicable to transactions of the type contemplated under the Transaction Documents.

(xxi) We express no opinion with respect to (a) the title to or the rights or interests of the Borrower and Guarantors in the Collateral, (b) the adequacy of the description of the Collateral, or (c) except as explicitly set forth herein, the creation, attachment, perfection or priority of any liens thereon and/or security interests therein. Opinions as to creation, attachment and perfection are given only to the extent set forth in opinion Paragraphs IV.10 through IV.15 and are subject to the additional assumptions, qualifications and limitations applicable to such opinions set forth in this letter.

(xxii) We express no opinion as to any provisions of the Transaction Documents that purport to create or perfect a security interest in and to either (a) any policy of insurance or the proceeds thereof or (b) any governmental permits or licenses.

(xxiii) The opinions given above as to the creation and perfection of security interests do not cover real property and other property transactions excluded from the coverage of the UCC pursuant to Section 9-109 of the UCC.

(xxiv) We express no opinion as to the perfection of or priority of security interests in property of the Borrower or Guarantors acquired after the date of this letter. In the case of property as to which the security interest attaches after the date hereof, Section 552 of the Federal Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case under the Federal Bankruptcy Code may be subject to a security interest arising from a security agreement entered into by the debtor before the commencement of such case.

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January 28, 2009

(xxv) We express no opinion with respect to any security interest created under the Transaction Documents that purports to secure any present or future obligations or liabilities of the Borrower or Guarantors to the Lenders and/or the Administrative Agent (other than the obligations and liabilities of the Borrower and Guarantors to the Lenders and/or the Administrative Agent created or arising under the Transaction Documents) that are determined, in the case of obligations or liabilities of the Borrower and Guarantors to the Lenders and/or the Administrative Agent created in the future, not to constitute “future advances” within the meaning of Section 9-204(c) of the UCC, are determined not to have been within the contemplation of the Borrower, Guarantors, Lenders and/or the Administrative Agent at the time the Transaction Documents were executed, or are determined not to be of the same character or class as the obligations and liabilities of the Borrower and Guarantors to the Lenders and/or the Administrative Agent created or arising under the Transaction Documents.

(xxvi) We express no opinion as to personal property affixed to real property in such a manner so as to become a fixture.

(xxvii) We express no opinion as to the enforceability of the security interests under the Transaction Documents as against the competing interests of those third parties who would, in accordance with the provisions of the UCC or other applicable law, take free of any such security interest notwithstanding perfection thereof.

(xxviii) We express no opinion as to the perfection of the security interest of the Administrative Agent in any portion of the Pledged Stock, the continuous possession of which is not maintained by the Administrative Agent in the State of Maryland. In addition, we call to your attention that perfection (and the effect of perfection and non-perfection) of the security interest of the Administrative Agent in the Pledged Stock may be governed by laws other than those of the Maryland UCC to the extent the Pledged Stock become located in a jurisdiction other than the State of Maryland.

(xxix) We call to your attention that in the case of the issuance of additional shares or other distributions in respect of the Pledged Stock, the security interests of the Administrative Agent therein will be perfected only if possession thereof is obtained or other action appropriate to the nature of the distribution is taken, in either case, in accordance with the provisions of the Maryland UCC and other applicable law.

(xxx) We express no opinion regarding any security or other interests of the Borrower and Guarantors in property of another that secures the other’s obligations to the Borrower.

(xxxi) We express no opinion as to whether (a) the Borrower has the right to transfer rights in the Article 9 Collateral, the Pledged Stock, or the Pledged Membership Interests to the Lenders and/or the Administrative Agent, or (b) provisions in the Transaction Documents granting an absolute assignment of rights or interests will be construed as effecting an absolute assignment rattier than a collateral assignment or security interest.

(xxxii) The assignment of any contract, lease, license, or permit may require the approval of the issuer thereof or the other parties thereto.

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January 28, 2009

(xxxiii) Except to the limited extent an Article 9 Security Interest, the security interest in the Pledged Stock, or the security interest in the Pledged Membership Interests may be created therein, we express no opinion with respect to any security interest in any accounts, chattel paper, documents, instruments or general intangibles with respect to which the account debtor or obligor is the United States, any state, county, city, municipality or other governmental body, or any department, agency or instrumentality thereof.

(xxxiv) Under the provisions of Section 9-108(c) of the UCC, to the extent any provision of the Transaction Documents purports to create a security interest in property described as “all assets,” “all personal property” or otherwise in a supergeneric manner, such provision does not reasonably identify the Collateral, the Pledged Stock, and/or the Pledged Membership Interests and is not sufficient to create a security interest in any Collateral, the Pledged Stock, and/or the Pledged Membership Interests so described.

(xxxv) We point out that:

(a) With regard to the UCC, (A) Section 9-301(1) of the UCC provides that, generally, the local law of the jurisdiction where a debtor is located governs perfection, the effect of perfection and non-perfection, and priority of a security interest in Collateral (as defined in the UCC) and (B) Section 9-307(e) of the UCC provides that a registered organization (as that term is defined in Section 9-102(71) of the UCC) that is organized under the laws of a state is located in that state, but

(b) the UCC elsewhere provides that (A) with respect to possessory security interests, the local law of jurisdiction where Collateral (as defined in the UCC) is located governs, among other things, perfection, (B) the local law of the depository bank’s jurisdiction governs perfection in deposit accounts, (C) the local law (if a state) where a security certificate is located governs, among other things, perfection other than perfection by the filing of a financing statement, (D) the local law (if a state) of an issuer’s jurisdiction governs, among other things, perfection in uncertificated securities other than perfection by the filing of a financing statement and the local law (if a state) of securities intermediary’s jurisdiction governs perfection in a securities entitlement or securities account other than perfection by the filing of a financing statement, (E) except for security interests in letter-of-credit rights perfected only by Section 9-308(d) of the UCC, the local law (if a state) of a issuer’s or nominee’s jurisdiction governs perfection in letter-of-credit rights, (F) with respect to goods that become fixtures, perfection and other matters are covered by the law of jurisdiction where the real estate is located, and (G) with respect to goods that are covered by a certificate of title, perfection and other matters are governed by the law of the jurisdiction issuing such certificate of title.

(c) Lenders’ and Administrative Agent’s security interest in the Collateral will terminate upon a disposition authorized by Administrative Agent as to such disposed property.

(xxxvi) Our opinions regarding the creation and perfection of security interests are subject to the effect of (a) the limitations on the existence and perfection of security interests in proceeds resulting from the operation of Sections 9-203(f) and 9-315 of the UCC; (b) the limitations in

PNC Bank, National Association

January 28, 2009

favor of buyers imposed by Sections 9-320 and 9-330 of the UCC and in favor of licensees imposed by Section 9-321 of the UCC; (c) the limitations with respect to documents, instruments and securities imposed by Section 9-331 and Section 8-303 of the UCC; (d) laws, other than the UCC, that determine whether the Borrower’s rights in Collateral (as defined in the UCC) may be voluntarily or involuntarily transferred; (e) other rights of persons in possession of goods, instruments, money, tangible chattel paper or investment property; and (f) other rights of persons in control of investment property, deposit accounts, letter-of-credit rights and electronic chattel paper.

(xxxvii) We also note the following: (a) rights to money or funds contained in a deposit account are subject to the rights of transferees under Section 9-327 of the UCC; (b) security interests in goods are subject to rights of holders of possessory liens under Section 9-333 of the UCC; (c) Security interests in deposit accounts are subject to the rights of the depositary bank under Section 9-340 of the UCC; (d) security interests in Collateral (as defined in the UCC) consisting of proceeds will be limited as provided in Sections 9-315 and 9-322(c) of the UCC; (e) security interests in goods that are installed in, or attached or affixed to any other goods may be subject to the provisions of Section 9-335 of the UCC, and may be subject to the provisions of Section 9-336 of the UCC to the extent that such goods form part of a larger product or mass.

(xxxviii) We express no opinion as to the Lenders’ and/or Administrative Agent’s rights in the Collateral, the Pledged Stock, and/or the Pledged Membership Interests to the extent that the Lender has knowledge that its security interest in the Collateral, the Pledged Stock, or the Pledged Membership Interests violates the rights of another secured party.

(xxxix) With respect to our opinion as to the perfection of the security interest, we offer no opinion as to the continued perfection of that security interest. Without implying any limitation on the foregoing, we point out that the continued perfection of any security interest in any of the Collateral, Pledged Stock, or Pledged Membership Interests (a) may be affected by the removal of such Collateral or Pledged Stock to another jurisdiction or upon the change of the name or the state of organization of any debtor, or (b) that is perfected by the filing of a financing statement, may be affected by the failure to file a timely continuation statement.

(xl) We draw to your attention the provisions of Section 911(b) of the Pennsylvania Crimes Code (the “Crimes Code”), 18 Pa. C.S. § 911(b), in connection with the fact that the Loans bear floating rates of interest. Section 911(b) of the Crimes Codes makes it unlawful to use or invest income derived from a pattern of “racketeering activity” in the establishment or operation of any enterprise. “Racketeering activity,” as defined in the Crimes Code, includes the collection of money or other property in full or partial satisfaction of a debt which arose as the result of the lending of money or other property at a rate of interest exceeding 25% per annum where not otherwise authorized by law.

(xli) We express no opinion on any provision of the Transaction Documents which purports to authorize Administrative Agent, any Lender and each of their Affiliates to set off and apply any deposits at any time held, and any other indebtedness at any time owing, by such Lender or Affiliate to or for the account of Borrower or Guarantors or which purports to provide that any purchaser of a participation from any Lender may exercise setoff or similar rights with respect to such participation.

PNC Bank, National Association

January 28, 2009

VI.	Limitations

(A) We express no opinion as to the laws of any jurisdiction other than

(i) the laws of the State of Maryland only with respect to our opinions in Paragraphs IV.1, IV.2, IV.13, IV.14, and IV.15;

(ii) the laws of the State of Maryland and the Commonwealth of Virginia only with respect to our opinions in Paragraphs IV.5, IV.6, IV.8 and IV.9;

(iii) the laws of the State of Maryland and the Commonwealth of Pennsylvania only with respect to our opinion in Paragraph IV.7;

(iv) the laws of the Commonwealth of Pennsylvania only with respect to our opinion in Paragraph IV. 10;

(v) the laws of the State of Maryland, the Commonwealth of Pennsylvania, and the Commonwealth of Virginia only with respect to our opinion in Paragraph IV.11; and

(vi) the laws with respect to the Commonwealth of Virginia only with regard to our opinion in Paragraph IV.3.

(B) We express no opinion as to the principles of conflict of laws of any jurisdiction, including the laws of the State of Maryland, the Commonwealth of Pennsylvania, and the Commonwealth of Virginia.

(C) Our opinion in Paragraph IV.4 is based on and limited solely to review of the certificate of active status of Under Armour Retail of Florida, LLC dated January 17, 2009. Our opinion in Paragraph IV.12 is based on and limited solely to review of Article 9 of the Florida UCC as published by the Florida Legislature , without reference to any administrative or judicial interpretations thereof or consultation with counsel admitted to the practice of law in the State of Florida.

(D) We assume no obligation to supplement our opinions if any applicable law changes after the date of this letter or if we become aware of any facts that might change the opinions expressed in this letter after the date of this letter.

(E) The opinions expressed in this letter are limited to the matters set forth in this letter, and no other opinions shall be implied or inferred beyond the matters expressly stated.

(F) The opinions expressed in this letter are solely for the use of the Lenders and the Administrative Agent, subsequent holders of the Revolving Credit Loans, and their counsel, and these opinions may not be relied on by any other persons without our prior written approval.

PNC Bank, National Association

January 28, 2009

Subsequent holders of the Revolving Credit Loans may only rely on these opinions to the extent such reliance is actual and reasonable and is not based on different or changing facts or circumstances.

VII.	Reference to Report

This letter is to be interpreted in accordance with the 2007 Report on Lawyers’ Opinions in Business Transactions by the Special Joint Committee of the Section of Business Law and the Section of Real Property, Planning and Zoning of the Maryland State Bar Association, Inc.

Very truly yours,

Ballard Spahr Andrews & Ingersoll, LLP Opinion

SCHEDULE I

Lenders

1. PNC

2. SunTrust Bank

3. Compass Bank

4. Bank of America, N.A.

5. Branch Banking & Trust Company

SCHEDULE II

Guarantors

1. Under Armour Manufacturing, LLC, a Maryland limited liability company

2. Under Armour Retail, Inc., a Maryland corporation

3. Under Armour Holdings, Inc., a Maryland corporation

4. Under Armour Retail of Texas, LLC, a Maryland limited liability company

5. Under Armour Retail of Ohio, LLC, a Maryland limited liability company

6. Under Armour Retail of Maryland, L.L.C., a Maryland limited liability company

7. Under Armour Retail of California, LLC, a Maryland limited liability company

8. Under Armour Retail of Wisconsin, LLC, a Maryland limited liability company

9. Under Armour Retail of Massachusetts, LLC, a Maryland limited liability company

10. Under Armour Retail of New York, LLC, a Maryland limited liability company

11. Under Armour Retail of New Jersey, LLC, a Maryland limited liability company

12. Under Armour Retail of Georgia, LLC, a Maryland limited liability company

13. Under Armour Retail of Pennsylvania, LLC, a Maryland limited liability company

14. Under Armour Retail of DC, LLC, a Maryland limited liability company

15. Under Armour Retail of Delaware, LLC, a Maryland limited liability company

16. Under Armour Retail of Connecticut, LLC, a Maryland limited liability company

17. Under Armour Retail of Illinois, LLC, a Maryland limited liability company

18. Under Armour Retail of South Carolina, LLC, a Maryland limited liability company

19. Under Armour Retail of Michigan, LLC, a Maryland limited liability company

20. Under Armour Retail of Maine, LLC, a Maryland limited liability company

21. Under Armour Retail of Tennessee, LLC, a Maryland limited liability company

22. Under Armour Retail of Florida, LLC, a Florida limited liability company

23. Under Armour Retail of Virginia, LLC, a Virginia limited liability company

SCHEDULE III

Documents

(i) Credit Agreement;

(ii) Revolving Credit Notes;

(iii) Swing Loan Note;

(iv) Pledge Agreement;

(v) Security Agreement;

(vi) Guaranty Agreement;

(vii) Indemnity Agreement;

(viii) Subordination Agreement;

(ix) The following UCC-1 Financing Statements (collectively, the “Collateral Financing Statements”):

(a) UCC-1 Financing Statement for filing with the SDAT (the “Maryland Financing Statement”) naming Borrower as debtor and Administrative Agent as secured party;

(b) Maryland Financing Statement naming Under Armour Manufacturing, LLC as debtor and Administrative Agent as secured party;

(c) Maryland Financing Statement naming Under Armour Holdings, Inc. as debtor and Administrative Agent as secured party;

(d) Maryland Financing Statement naming Under Armour Retail, Inc. as debtor and Administrative Agent as secured party;

(e) Maryland Financing Statement naming Under Armour Retail of Texas, LLC as debtor and Administrative Agent as secured party;

(f) Maryland Financing Statement naming Under Armour Retail of Ohio, LLC as debtor and Administrative Agent as secured party;

(g) UCC-1 Financing Statement for filing with the Virginia State Corporation Commission naming UA Virginia as debtor and Administrative Agent as secured party;

(h) UCC-1 Financing Statement for filing with the Florida Secured Transaction Registry naming UA Florida as debtor and Administrative Agent as secured party;

(i) Maryland Financing Statement naming Under Armour Retail of California, LLC as debtor and Administrative Agent as secured party;

(j) Maryland Financing Statement naming Under Armour Retail of Massachusetts, LLC as debtor and Administrative Agent as secured party;

(k) Maryland Financing Statement naming Under Armour Retail of New York, LLC as debtor and Administrative Agent as secured party;

(l) Maryland Financing Statement naming Under Armour Retail of New Jersey, LLC as debtor and Administrative Agent as secured party;

(m) Maryland Financing Statement naming Under Armour Retail of Pennsylvania, LLC as debtor and Administrative Agent as secured party;

(n) Maryland Financing Statement naming Under Armour Retail of DC, LLC as debtor and Administrative Agent as secured party;

(o) Maryland Financing Statement naming Under Armour Retail of Delaware, LLC as debtor and Administrative Agent as secured party;

(p) Maryland Financing Statement naming Under Armour Retail of Connecticut, LLC as debtor and Administrative Agent as secured party;

(q) Maryland Financing Statement naming Under Armour Retail of Illinois, LLC as debtor and Administrative Agent as secured party;

(r) Maryland Financing Statement naming Under Armour Retail of South Carolina, LLC as debtor and Administrative Agent as secured party;

(s) Maryland Financing Statement naming Under Armour Retail of Michigan, LLC as debtor and Administrative Agent as secured party;

(t) Maryland Financing Statement naming Under Armour Retail of Tennessee, LLC as debtor and Administrative Agent as secured party;

(u) Maryland Financing Statement naming Under Armour Retail of Georgia, LLC as debtor and Administrative Agent as secured party;

(v) Maryland Financing Statement naming Under Armour Retail of Wisconsin, LLC as debtor and Administrative Agent as secured party;

(w) Maryland Financing Statement naming Under Armour Retail of Maryland, L.L.C. as debtor and Administrative Agent as secured party; and

(x) Maryland Financing Statement naming Under Armour Retail of Maine, LLC as debtor and Administrative Agent as secured party;

(x) The following UCC-1 Financing Statements (collectively, the “Pledged Collateral Financing Statements”; together with the Collateral Financing Statements, collectively, the “Financing Statements”):

(a) Maryland Financing Statement naming Borrower as debtor and Administrative Agent as secured party; and

(b) Maryland Financing Statement naming Under Armour Retail, Inc. as debtor and Administrative Agent as secured party;

(xi) Second Amended and Restated Bylaws of Under Armour, Inc. in effect from at least March 15, 2006, Articles of Amendment and Restatement of Under Armour, Inc. dated November 17, 2005 and filed with the State Department of Assessments and Taxation of Maryland (the “Department”) on November 17, 2005, Resolutions of Under Armour, Inc. dated January 28, 2009, Certificate of Officers of Under Armour, Inc. dated January 28, 2009 (the “UA Officer’s Certificate”) and Certificate of Good Standing in the State of Maryland (“Maryland Certificate of Good Standing”) of Under Armour, Inc. dated January 17, 2009;

(xii) Bylaws of Under Armour Retail, Inc. dated July 5, 2005, Articles of Incorporation of Under Armour Retail, Inc. dated June 3, 2005 and filed with the Department on June 3, 2005, Resolutions of Under Armour Retail, Inc. dated January 28, 2009, Certificate of Officers of Under Armour Retail, Inc. dated January 28, 2009 and Maryland Certificate of Good Standing of Under Armour Retail, Inc. dated January 17, 2009;

(xiii) Limited Liability Company Agreement of Under Armour Manufacturing, LLC (formerly known as Under Armour Hong Kong, LLC) dated December 10, 2004, Articles of Organization of Under Armour Hong Kong, LLC and filed with the Department on December 14, 2004, Articles of Amendment (changing name to Under Armour Manufacturing, LLC) dated July 31, 2006 and filed with the Department on August 14, 2006, and Maryland Certificate of Good Standing of Under Armour Manufacturing, LLC dated January 17, 2009;

(xiv) Bylaws of Under Armour Holdings, Inc. (formerly known as Under Armour Direct, Inc.) dated May 30, 2006, Articles of Incorporation of Under Amour Direct, Inc. dated May 8, 2006 and filed with the Department on May 8, 2006, Articles of Amendment (changing name to Under Armour Holdings, Inc.) dated January 16, 2009 and filed with the Department on January 22, 2009, Resolutions of Under Armour Holdings, Inc. dated January 28, 2009, Certificate of Officers of Under Armour Holdings, Inc. dated January 28, 2009, and Maryland Certificate of Good Standing of Under Armour Holdings, Inc. dated January 23, 2009;

(xv) Limited Liability Company Agreement of Under Armour Retail of Texas, LLC, dated May 8, 2006, Articles of Organization of Under Armour Retail of Texas, LLC, dated May 8, 2006 and filed with the Department on May 8, 2006, and Maryland Certificate of Good Standing of Under Armour Retail of Texas, LLC, dated January 17, 2009;

(xvi) Limited Liability Company Agreement of Under Armour Retail of Ohio, LLC, dated March 3, 2006, Articles of Organization of Under Armour Retail of Ohio, LLC, dated March 3, 2006 and filed with the Department on March 3, 2006, and Maryland Certificate of Good Standing of Under Armour Retail of Ohio, LLC, dated January 17, 2009;

(xvii) Limited Liability Company Agreement of Under Armour Retail of Maryland, L.L.C., dated September 27, 2005, Articles of Organization of Under Armour Retail of Maryland, L.L.C., dated September 14, 2005 and filed with the Department on September 14, 2005, and Maryland Certificate of Good Standing of Under Armour Retail of Maryland, L.L.C., dated January 17, 2009;

(xviii) Limited Liability Company Agreement of Under Armour Retail of California, LLC, dated May 8, 2006, Articles of Organization of Under Armour Retail of California, LLC, dated May 8, 2006 and filed with the Department on May 8, 2006, and Maryland Certificate of Good Standing of Under Armour Retail of California, LLC, dated January 17, 2009;

(xix) Limited Liability Company Agreement of Under Armour Retail of Wisconsin, LLC, dated May 8, 2006, Articles of Organization of Under Armour Retail of Wisconsin, LLC, dated May 8, 2006 and filed with the Department on May 8, 2006, and Maryland Certificate of Good Standing of Under Armour Retail of Wisconsin, LLC, dated January 20, 2009;

(xx) Limited Liability Company Agreement of Under Armour Retail of Massachusetts, LLC, dated May 8, 2006, Articles of Organization of Under Armour Retail of Massachusetts, LLC, dated May 8, 2006 and filed with the Department on May 8, 2006, and Maryland Certificate of Good Standing of Under Armour Retail of Massachusetts, LLC, dated January 17, 2009;

(xxi) Limited Liability Company Agreement of Under Armour Retail of New York, LLC, dated December 7, 2006, Articles of Organization of Under Armour Retail of New York, LLC, dated December 6, 2006 and filed with the Department on December 7, 2006, and Maryland Certificate of Good Standing of Under Armour Retail of New York, LLC, dated January 17, 2009;

(xxii) Limited Liability Company Agreement of Under Armour Retail of New Jersey, LLC, dated December 7, 2006, Articles of Organization of Under Armour Retail of New Jersey, LLC, dated December 6, 2006 and filed with the Department on December 7, 2006, and Maryland Certificate of Good Standing of Under Armour Retail of New Jersey, LLC, dated January 17, 2009;

(xxiii) Limited Liability Company Agreement of Under Armour Retail of Georgia, LLC, dated December 7, 2006, Articles of Organization of Under Armour Retail of Georgia, LLC, dated December 6, 2006 and filed with the Department on December 7, 2006, and Maryland Certificate of Good Standing of Under Armour Retail of Georgia, LLC, dated January 17, 2009;

(xxiv) Limited Liability Company Agreement of Under Armour Retail of Pennsylvania, LLC, dated November 27, 2006, Articles of Organization of Under Armour Retail of Pennsylvania, LLC, dated November 22, 2006 and filed with the Department on November 27, 2006, and Maryland Certificate of Good Standing of Under Armour Retail of Pennsylvania, LLC, dated January 17, 2009;

(xxv) Limited Liability Company Agreement of Under Armour Retail of DC, LLC, dated December 7, 2006, Articles of Organization of Under Armour Retail of DC, LLC, dated

December 6, 2006 and filed with the Department on December 7, 2006, and Maryland Certificate of Good Standing of Under Armour Retail of DC, LLC, dated January 17, 2009;

(xxvi) Limited Liability Company Agreement of Under Armour Retail of Delaware, LLC, dated December 7, 2006, Articles of Organization of Under Armour Retail of Delaware, LLC, dated December 6, 2006 and filed with the Department on December 7, 2006, and Maryland Certificate of Good Standing of Under Armour Retail of Delaware, LLC, dated January 20, 2009;

(xxvii) Limited Liability Company Agreement of Under Armour Retail of Connecticut, LLC, dated February 14, 2008, Articles of Organization of Under Armour Retail of Connecticut, LLC, dated February 14, 2008 and filed with the Department on February 14, 2008, and Maryland Certificate of Good Standing of Under Armour Retail of Connecticut, LLC, dated January 17, 2009;

(xxviii) Limited Liability Company Agreement of Under Armour Retail of Illinois, LLC, dated February 14, 2008, Articles of Organization of Under Armour Retail of Illinois, LLC, dated February 14, 2008 and filed with the Department on February 14, 2008, and Maryland Certificate of Good Standing of Under Armour Retail of Illinois, LLC, dated January 17, 2009;

(xxix) Limited Liability Company Agreement of Under Armour Retail of South Carolina, LLC, dated April 18, 2008, Articles of Organization of Under Armour Retail of South Carolina, LLC, dated April 18, 2008 and filed with the Department on April 18, 2008, and Maryland Certificate of Good Standing of Under Armour Retail of South Carolina, LLC, dated January 17, 2009;

(xxx) Limited Liability Company Agreement of Under Armour Retail of Michigan, LLC, dated April 18, 2008, Articles of Organization of Under Armour Retail of Michigan, LLC, dated April 18, 2008 and filed with the Department on April 18, 2008, and Maryland Certificate of Good Standing of Under Armour Retail of Michigan, LLC, dated January 17, 2009;

(xxxi) Limited Liability Company Agreement of Under Armour Retail of Maine, LLC, dated March 24, 2008, Articles of Organization of Under Armour Retail of Maine, LLC, dated March 24, 2008 and filed with the Department on March 24, 2008, and Maryland Certificate of Good Standing of Under Armour Retail of Maine, LLC, dated January 20, 2009;

(xxxii) Limited Liability Company Agreement of Under Armour Retail of Tennessee, LLC, dated December 10, 2008, Articles of Organization of Under Armour Retail of Tennessee, LLC, dated December 10, 2008 and filed with the Department on December 10, 2008, and Maryland Certificate of Good Standing of Under Armour Retail of Tennessee, LLC, dated January 20, 2009;

(xxxiii) Limited Liability Company Agreement of Under Armour Retail of Florida, LLC, dated September 27, 2005, Articles of Organization of Under Armour Retail of Florida, LLC, filed with the Florida Department of State on September 15, 2005, and Certificate of Status in the State of Florida of Under Armour Retail of Florida, LLC, dated January 17, 2009;

(xxxiv) Limited Liability Company Agreement of Under Armour Retail of Virginia, LLC, dated March 15, 2005, Articles of Organization of Under Armour Retail of Virginia, LLC, dated March 21, 2005 and filed with the Virginia State Corporation Commission on March 21, 2005, and Certificate of Fact in the Commonwealth of Virginia of Under Armour Retail of Virginia, LLC, dated January 20, 2009; and

(xxxv) such other documents and matters as we have deemed necessary and appropriate to render the opinions set forth in this letter, subject to the assumptions, qualifications, and limitations noted above.

SCHEDULE IV

Pledged Stock

Pledgor	Name of Company	Description of Pledged Interests
Under Armour, Inc.	Under Armour Retail, Inc.	1,000 shares of common stock evidenced by Certificate Number 1

Under Armour, Inc.	Under Armour Holdings, Inc. (formerly known as Under Armour Direct, Inc.)	1,000 shares of common stock evidenced by Certificate Number 1

SCHEDULE V

Pledged Interests

Pledgor	Name of Company	Description of Pledged Interests

Under Armour, Inc.	Under Armour Manufacturing, LLC	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of Texas, LLC	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of Ohio, LLC	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of Maryland, L.L.C.	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of California, LLC	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of Wisconsin, LLC	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of Massachusetts, LLC	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of New York, LLC	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of New Jersey, LLC	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of Georgia, LLC	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of Pennsylvania, LLC	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of DC, LLC	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of Delaware, LLC	100% interest in such limited liability company

Pledgor	Name of Company	Description of Pledged Interests

Under Armour Retail, Inc.	Under Armour Retail of Connecticut, LLC	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of Illinois, LLC	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of South Carolina, LLC	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of Michigan, LLC	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of Maine, LLC	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of Tennessee, LLC	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of Florida, LLC	100% interest in such limited liability company

Under Armour Retail, Inc.	Under Armour Retail of Virginia, LLC	100% interest in such limited liability company

SCHEDULE 7.1.3

INSURANCE REQUIREMENTS RELATING TO THE COLLATERAL

COVENANTS:

At the request of the Administrative Agent, the Loan Parties shall deliver to the Administrative Agent and each of the Lenders (x) on the Closing Date and annually thereafter an original certificate of insurance signed by the Loan Parties’ independent insurance broker describing and certifying as to the existence of the insurance on the Collateral required to be maintained by this Agreement and the other Loan Documents, together with a copy of the endorsement described in the next sentence attached to such certificate and (y) from time to time a summary schedule indicating all insurance on the Collateral then in force with respect to each of the Loan Parties. Such policies of insurance shall contain special endorsements, in form and substance reasonably acceptable to the Administrative Agent, which shall include the provisions set forth below. The applicable Loan Parties shall notify the Administrative Agent promptly of any occurrence causing a material loss or decline in value of the Collateral and the estimated (or actual, if available) amount of such loss or decline. Any monies received by the Administrative Agent constituting insurance proceeds or condemnation proceeds may, at the option of the Administrative Agent, (i) be applied by the Administrative Agent to the payment of the Loans in such manner as the Administrative Agent may reasonably determine, or (ii) be disbursed to the applicable Loan Parties on such terms as are deemed appropriate by the Administrative Agent for the repair, restoration and/or replacement of property in respect of which such proceeds were received.

ENDORSEMENT:

(i) specify the Administrative Agent as an , mortgagee and lender loss payee as its interests may appear, with the understanding that any obligation imposed upon the insured (including the liability to pay premiums) shall be the sole obligation of the applicable Loan Parties,

(ii) provide that the applicable Loan Parties may waive subrogation against any party provided that the waiver of subrogation is in writing and executed prior to the occurrence of any loss and evidence of this being permitted by the insurers shall be provided to the Administrative Agent,

(iii) provide, except in the case of public liability insurance and workmen’s compensation insurance, that all insurance proceeds for losses of less than $5,000,000 shall be adjusted with and payable to the applicable Loan Parties and that all insurance proceeds for losses of $5,000,000 or more shall be adjusted with the applicable Loan Parties and payable to the Administrative Agent, and

(iv) provide that no cancellation of such policies for any reason ( except for non-payment of premium) shall be effective until at least thirty (30) days after receipt by the Administrative Agent of written notice of such cancellation.

SCHEDULE 7.1.11

POST-CLOSING LANDLORD’S WAIVER

Within thirty (30) days of the Closing Date, the Borrower shall deliver, or cause to be delivered, to the Administrative Agent, a Landlord’s Waiver for the following leased location:

1040 Swan Creek Drive, Glen Burnie, Maryland

In addition, within thirty (30) days of the Closing Date, the Borrower shall undertake commercially reasonable efforts to obtain a Landlord’s Waiver for the following leased locations:

Store	Street	Suite	City, State, Zip

Swan Creek, MD	1010 Swan Creek Dr.	Suite B	Curtis Bay, MD 21226

Hagerstown, MD	365 Prime Outlets Blvd.		Hagerstown, MD 21740

Leesburg, VA	241 Fort Evans Road N.E.	Suite 369	Leesburg, VA 20176

Williamsburg, VA	5707-3 Richmond Rd.		Williamsburg, VA 23188

Wrentham, MA	One Premium Outlets Blvd.	Suite 305	Wrentham, MA 02093

Tannersville, PA	1000 Rte. 611 North	Suite C-12	Tannersville, PA 18372

Riverhead, NY	1513 Tanger Mall Dr.	Suite 1513	Riverhead, NY 11901

Rehoboth Beach, DE	36698 Bayside Outlet Drive	Suite 210	Rehoboth Beach, DE 19971

Jackson, NJ	537 Monmouth Road	Suite 0128	Jackson, NJ 08527

Limerick, PA	18 Light Cap Road	Suite 1073	Limerick, PA 19464

Clinton, CT	20 Killingworth Turnpike	Suite 204	Clinton, CT 06413

Waterloo, NY	655 Route 318	Suite A003	Waterloo, NY 13165

Kittery, ME	336 US Route 1	Suite 220 #6	Kittery, ME 03904

Woodbury, NY	350 Red Apple Court	Suite 350	Central Valley, NY 10917

Tinton Falls, NJ	4001 Route 66	Suite 101	Tinton Falls, NJ 07753

Ellenton, FL	5111 Factory Shops Blvd.		Ellenton, FL 34222

Jeffersonville, OH	8740 Factory Shops Blvd.		Jeffersonville, OH 43128

Destin, FL	10676 Emerald Coast Parkway West	Suite 135	Destin, FL 32550

San Marcos, TX	3939 IH-35 South	Suite 610	San Marcos, TX 78666

Pleasant Prairie, WI	11211 120th Ave.	Suite 504	Pleasant Prairie, WI 53158

Dawsonville, GA	800 Highway 400 South	Suite 1052	Dawsonville, GA 30534

Orlando, FL	4975 International Dr.	Suite 3C01	Orlando, FL 32819

Houston, TX	29300 Hempstead Road	Suite 849	Houston, TX 77433

Myrtle Beach, SC	10843 Kings Road (Hwy 17)	Suite 685	Myrtle Beach, SC 29572

Birch Run, MI	12150 Beyer Road	Suite F70	Birch Run, MI 48415

Annapolis, MD	2575 Annapolis Mall		Annapolis, MD 21401

Fox Valley, IL	2308 Fox Valley Center	A-6	Aurora, IL 60504

Store	Street	Suite	City, State, Zip

Natick, MA	1245 Worcester Street	2068	Natick MA 017604

Montgomey Mall, MD	7101 Democracy Blvd.		Bethesda, MD 20617

SCHEDULE 7.2.1

PERMITTED INDEBTEDNESS

1) Amended and Restated Credit Approved Receivables Purchasing Agreement by and between CIT Group/Commercial Services, Inc. and the Borrower dated September 30, 2005, which will be terminated as of the Closing.

2) Third Amended and Restated Financing Agreement among CIT Group/Commercial Services, Inc., as Agent, Wachovia Bank, National Association, as Documentation Agent, SunTrust Bank, as Syndication Agent and the Lenders that are party thereto and the Borrower dated December 22, 2006, which will be terminated as of the Closing.

3) All Indebtedness secured by Permitted Liens, including, without limitation, as described in Schedule 1.1(P).

4)	Agreement among the Borrower and SunTrust Equipment Finance and Leasing Corporation

Purpose: To finance the acquisition or lease of up to $37,000,000 in qualifying capital investments.

Loan Number	Date	Amount	Term (in months)	Outstanding 12/31/2008
103	May-05	$ 431,310	60	$136,069
106	Mar-06	1,202,123	36	73,812
107	Jul-06	917,430	36	168,140
108	Apr-07	1,117,098	60	766,492
109	Nov-07	6,296,051	60	4,995,022
110	Jan-08	3,651,813	36	2,512,308
111	Jan-08	776,106	60	640,273
112	Apr-08	5,893,984	36	4,499,244
113	Jun-08	325,031	36	266,469
114	Jul-08	3,286,832	36	2,775,838

			Total	$16,833,667

4)	Agreement among the Borrower and PNC Equipment Finance, LLC

Purpose: To finance the acquisition or lease of up to $40,000,000 in qualifying capital investments.

Loan Number	Date	Amount	Term (in months)	Outstanding 12/31/2008
01	Jul-08	$484,836	36	$408,723
02	Jul-08	405,611	60	370,174
03	Jul-08	759,859	60	693,472
04	Jul-08	535,807	60	488,995
05	Jul-08	755,069	36	637,152
06	Jul-08	767,568	60	700,508

			Total	$3,299,024

5)	M&T Bank Capital Leases

Lease Number	Date	Amount	Term (in months)	Outstanding 12/31/2008
101	Jan-05	$137,898	60	$33,548
104	Jul-05	598,104	60	210,699

			Total	$244,247

6)	Bank of America Capital Leases

Lease Number	Date	Amount	Term (in months)	Outstanding 12/31/2008
017	Feb-04	$16,143	60	$625
104	Jul-04	235,994	60	31,268
105	Apr-05	181,913	60	54,526
106	May-04	140,544	60	13,327
110	Jul-04	227,619	60	30,151
114	Oct-04	405,405	60	75,785
116	Aug-04	24,739	60	3,733
117	Nov-04	19,484	60	4,000

			Total	$213,415

7)	Foreign Currency Forward Contracts[1]

Contract Number	Counterparty	Contract	Settlement Date	Receivable (Payable) 12/31/2008
1764659	SunTrust	CAD Forward	1/27/2009	$160,664
1764660	SunTrust	CAD Forward	2/27/2009	160,645
1811598	SunTrust	CAD Forward	4/27/2009	356,295
1811605	SunTrust	CAD Forward	5/27/2009	312,740
1811606	SunTrust	CAD Forward	6/26/2009	253,263
942079	Wells Fargo	EUR Rolling Forward	2/3/2009	—
942111	Wells Fargo	CAD Rolling Forward	2/2/2009	—

				$1,243,607

[1]	Foreign currency forward contracts with Wells Fargo noted above may be replaced one (1) time only for a period of not more than thirty (30) days.

EXHIBIT 1.1(A)

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Assignment”) is dated as of the Effective Date set forth below and is entered into by and between ____________________________________________________ (the “Assignor”) and ________________________________________________ (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by each Assignee. The Standard Terms and Conditions set forth in Annex 1 are hereby agreed to and incorporated herein by reference and made a part of this Assignment as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to each Assignee, and each Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below, the interest in and to all of the Assignor’s rights and obligations under the Credit Agreement and any other documents or instruments delivered pursuant thereto that represents the amount and percentage interests identified below each Assignee’s name on the signature pages hereto, of all of the Assignor’s outstanding rights and obligations under the respective facilities identified on the signature pages hereto (including, to the extent included in any such facilities, letters of credit and swingline loans) (each an “Assigned Interest” and collectively the “Assigned Interests”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [identify Lender]1]

3.	Borrower:	Under Armour, Inc.

4.	Administrative Agent:	PNC Bank, National Association, as the administrative agent under the Credit Agreement

5.	Credit Agreement:	The Credit Agreement dated March 29, 2011 by and among Under Armour Inc., the Lenders parties thereto, PNC Bank, National Association, as Administrative Agent, SunTrust Bank, as Syndication Agent, Bank of America, N.A., as Documentation Agent, and the Guarantors now or hereafter party thereto, as the same may be amended, restated or supplemented from time to time.

[1]	Select as applicable.

6.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans[2]	CUSIP Number
Revolving Credit Commitment	$	$	%

Term Loan Commitment	$	$	%

7.	[Trade Date:	][3]

8.	Effective Date:	, 20 [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE

EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]4

[SIGNATURE PAGES FOLLOW]

[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
[3]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.
[4]	Assignor shall pay a fee of $3,500 to the Administrative Agent in connection with the Assignment and Assumption.

2

[SIGNATURE PAGE—ASSIGNMENT AND ASSUMPTION AGREEMENT]

The terms set forth in this Assignment are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:

Name:

Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:

Name:

Title:

Consented to and Accepted:

PNC BANK, NATIONAL ASSOCIATION,

as Administrative Agent

By:

Name:

Title:

[Consented to:]5

BORROWER

UNDER ARMOUR, INC.

By:

Name:

Title:

GUARANTORS

[NAME]

By:

Name:

Title:

By:

Name:

Title:

[5]	To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

2

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION AGREEMENT

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interests, (ii) the Assigned Interests are free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with any Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document delivered pursuant thereto, other than this Assignment (herein collectively the “Loan Documents”), or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2 Assignee. Each Assignee severally (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements, if any, of an eligible assignee under the Credit Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and, to the extent of its Assigned Interests, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1.6 and Section 6.1.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and to purchase its Assigned Interests on the basis of which it has made such analysis and decision, and (v) if such Assignee is not incorporated or organized under the laws of the United States of America or any State thereof, attached to the Assignment is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of each Assignee’s Assigned Interests (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to

3

but excluding the Effective Date and to the respective Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Assignment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment. This Assignment shall be governed by, and construed in accordance with, the laws of the State of Maryland.

4

EXHIBIT 1.1(G)(1)

FORM OF GUARANTOR JOINDER AND ASSUMPTION AGREEMENT

THIS GUARANTOR JOINDER AND ASSUMPTION AGREEMENT is made as of [                        ], 20[    ], by [                                        ], a [                    ] [corporation/partnership/limited liability company] (the “New Guarantor”).

Background

Reference is made to the (i) Credit Agreement dated as January 28, 2009, as the same may be modified, supplemented, or amended (the “Credit Agreement”) by and among Under Armour, Inc., a Maryland corporation (the “Borrower”), the Guarantors party thereto, PNC Bank, National Association, in its capacity as administrative agent for the Lenders party thereto (the “Administrative Agent”), Lenders party thereto, SunTrust Bank, as Syndication Agent, and Compass Bank, as Documentation Agent, (ii) the Continuing Agreement of Guaranty and Suretyship dated as of January 28, 2009 (the “Guaranty”) of Guarantors issued to the Lenders and the Administrative Agent, as the same may be modified, supplemented, or amended, and (iii) the other Loan Documents referred to in the Credit Agreement, as the same may be modified, supplemented, or amended.

Agreement

Capitalized terms defined in the Credit Agreement are used herein as defined therein. In consideration of the New Guarantor becoming a Guarantor under the terms of the Credit Agreement and in consideration of the value of the synergistic benefits received by New Guarantor as a result of becoming affiliated with or being formed by the Borrower and the Guarantors, the New Guarantor hereby agrees that effective as of the date hereof it hereby is, and shall be deemed to be, a Guarantor under the Credit Agreement, the Guaranty and each of the other Loan Documents to which the Guarantors are a party and agrees that from the date hereof and so long as any Loan or any Commitment of any Lender shall remain outstanding and until the payment in full of the Obligations, New Guarantor has assumed the obligations of a “Guarantor” under, and New Guarantor shall perform, comply with and be subject to and bound by, jointly and severally, each of the terms, provisions and waivers of the Credit Agreement and the Guaranty and each of the other Loan Documents which are stated to apply to or are made by a “Guarantor”. Without limiting the generality of the foregoing, the New Guarantor hereby represents and warrants that (i) each of the representations and warranties set forth in Section 5 of the Credit Agreement applicable to New Guarantor as a Guarantor is true and correct as to New Guarantor on and as of the date hereof, and (ii) New Guarantor has heretofore received a true and correct copy of the Agreement, the Guaranty, and each of the other Loan Documents (including any modifications thereof or supplements or waivers thereto) in effect on the date hereof.

New Guarantor hereby makes, affirms, and ratifies in favor of the Lenders and the Administrative Agent the Credit Agreement, the Guaranty and each of the other Loan Documents given by the Guarantors to Administrative Agent and any of the Lenders.

New Guarantor is simultaneously delivering to the Administrative Agent the following documents together with the Guarantor Joinder required under Section 7.2.8 [Subsidiaries, Partnerships and Joint Ventures]:

Updated Schedules to Credit Agreement. [Note:

updates to schedules do not cure any breach of

warranties].

Schedule No. and Description		Delivered	Not Delivered
Schedule 5.1.1 –	Qualifications To Do Business	☐	☐

Schedule 5.1.2 –	Existing Subsidiaries	☐	☐

Schedule 5.1.5 –	Litigation	☐	☐

Schedule 5.1.10 –	Patents, Trademarks, Copyrights, Licenses, Etc.	☐	☐

Schedule 5.1.11 –	Liens in the Collateral	☐	☐

Schedule 5.1.14 –	Environmental Disclosures	☐	☐

Schedule 6.1.1 –	Opinion of Counsel	☐	☐

Any other Schedules to Credit Agreement that necessitate updates after giving effect to this Guarantor Joinder and Assumption Agreement		☐	☐

In furtherance of the foregoing, New Guarantor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of Administrative Agent to carry out more effectively the provisions and purposes of this Guarantor Joinder and Assumption Agreement.

The remainder of this page is left blank intentionally.

Signatures follow on next page.

2

[SIGNATURE PAGE TO GUARANTOR JOINDER AND ASSUMPTION AGREEMENT]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the New Guarantor has duly executed this Guarantor Joinder and Assumption Agreement and delivered the same to the Administrative Agent for the benefit of the Lenders, as of the date and year first above written.

[	]

By	(SEAL)
Name:
Title:

Acknowledged and accepted:

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

3

EXHIBIT 1.1 (G)(2)

CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP

THIS CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP (this “Guaranty”), dated as of this 28th day of January, 2009, is jointly and severally given by each of the undersigned and each of the other Persons which become Guarantors hereunder from time to time (each a “Guarantor” and collectively the “Guarantors”) in favor of PNC Bank, National Association, in its capacity as administrative agent (the “Agent”) for the Lenders (as hereinafter defined) in connection with that Credit Agreement, dated as of the date hereof, by and among Under Armour, Inc., a Maryland corporation (the “Borrower”), the Guarantors now or hereafter party thereto, the Agent, the Lenders now or hereafter party thereto (the “Lenders”), SunTrust Bank, as Syndication Agent, and Compass Bank, as Documentation Agent (as amended, restated, modified, or supplemented from time to time hereafter, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Credit Agreement and the rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Guaranty.

1. Guarantied Obligations. To induce the Agent and the Lenders to make loans and grant other financial accommodations to the Borrower under the Credit Agreement, each Guarantor hereby jointly and severally unconditionally, and irrevocably, guaranties to the Agent, each Lender and any Lender Provided Interest Rate Hedge (an “IRH Provider”); and becomes surety, as though it was a primary obligor for, the full and punctual payment and performance when due (whether on demand, at stated maturity, by acceleration, or otherwise and including any amounts which would become due but for the operation of an automatic stay under the federal bankruptcy code of the United States or any similar laws of any country or jurisdiction) of all Obligations of the Borrower or any other Guarantor to the Agent or any of the Lenders or any Affiliate of any Lender under or in connection with the Credit Agreement or any other Loan Document, whether for principal, interest, fees, indemnities, expenses, or otherwise, and all refinancings or refundings thereof, whether such obligations, liabilities, or indebtedness are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising (and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceeding with respect to the Borrower or any Guarantor or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation, liability, or indebtedness is not enforceable or allowable in such proceeding, and including all Obligations, regardless of whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to extension of credit is not satisfied) (all of the foregoing obligations, liabilities and indebtedness are referred to herein collectively as the “Guarantied Obligations” and each as a “Guarantied Obligation”). Without limitation of the foregoing, any of the Guarantied Obligations shall be and remain Guarantied Obligations entitled to the benefit of this Guaranty if the Agent or any of the Lenders (or any one or more assignees or transferees thereof) from time to time assign or otherwise transfer all or any portion of their respective rights and obligations under the Loan Documents, or any other Guarantied Obligations, to any other Person in accordance with the terms of the Credit Agreement. In furtherance of the foregoing, each Guarantor jointly and severally agrees as follows.

2. Guaranty. Each Guarantor hereby promises to pay and perform all such Guarantied Obligations immediately upon demand of the Agent and the Lenders or any one or more of them. All payments made hereunder shall be made by each Guarantor in immediately available funds in United States Dollars and shall be made without setoff, counterclaim, withholding, or other deduction of any nature.

3. Obligations Absolute. The obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise diminished by the failure, default, omission, or delay, willful or otherwise, by any Lender, the Agent, or any Borrower or any other obligor on any of the Guarantied Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Guarantor or would otherwise operate as a discharge of any Guarantor as a matter of law or equity. Each of the Guarantors agrees that the Guarantied Obligations will be paid and performed strictly in accordance with the terms of the Loan Documents. Without limiting the generality of the foregoing, each Guarantor hereby consents to, at any time and from time to time, and the joint and several obligations of each Guarantor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following:

(a) any lack of genuineness, legality, validity, enforceability or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Guarantied Obligations and regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the Guarantied Obligations, any of the terms of the Loan Documents, or any rights of the Agent or the Lenders or any other Person with respect thereto;

(b) any increase, decrease, or change in the amount, nature, type or purpose of any of, or any release, surrender, exchange, compromise or settlement of any of the Guarantied Obligations (whether or not contemplated by the Loan Documents as presently constituted); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Guarantied Obligations; any execution or delivery of any additional Loan Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document or any of the Guarantied Obligations;

(c) any failure to assert any breach of or default under any Loan Document or any of the Guarantied Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against the Borrower or any other Person under or in connection with any Loan Document or any of the Guarantied Obligations; any refusal of payment or performance of any of the Guarantied Obligations, whether or not with any reservation of rights against any Guarantor; or any application of collections (including but not limited to collections resulting from realization upon any direct or indirect security for the Guarantied Obligations) to other obligations, if any, not entitled to the benefits of this Guaranty, in preference to Guarantied Obligations entitled to the benefits of this Guaranty, or if any collections are applied to Guarantied Obligations, any application to particular Guarantied Obligations;

(d) any taking, exchange, amendment, modification, waiver, supplement, termination, subordination, compromise, release, surrender, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights, or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Agent or the Lenders, or any of them, or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by any of the Agent or the Lenders, or any of them, or any other Person in respect of, any direct or indirect security for any of the Guarantied Obligations. As used in this Guaranty, “direct or indirect security” for the Guarantied Obligations, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Guarantied Obligations, made by or on behalf of any Person;

(e) any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, the Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to the Borrower or any other Person; or any action taken or election made by the Agent or the Lenders, or any of them (including but not limited to any election under Section 1111(b)(2) of the United States Bankruptcy Code), the Borrower, or any other Person in connection with any such proceeding;

(f) any defense, setoff, or counterclaim which may at any time be available to or be asserted by the Borrower or any other person with respect to any Loan Document or any of the Guarantied Obligations; or any discharge by operation of law or release of the Borrower or any other Person from the performance or observance of any Loan Document or any of the Guarantied Obligations; or

(g) any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of, any Guarantor, a guarantor or a surety, excepting only full, strict, and indefeasible payment and performance of the Guarantied Obligations in full.

Each Guarantor acknowledges, consents, and agrees that new Guarantors may join in this Guaranty pursuant to Section 7.2.8 of the Credit Agreement and each Guarantor affirms that its obligations shall continue hereunder undiminished.

4. Waivers, etc. Each of the Guarantors hereby waives any defense to, or limitation on, its obligations under this Guaranty arising out of or based on any event or circumstance referred to in Section 3 hereof. Without limitation and to the fullest extent permitted by applicable law, each Guarantor waives each of the following:

(a) all notices, disclosures and demand of any nature which otherwise might be required from time to time to preserve intact any rights against any Guarantor, including the following: any notice of any event or circumstance described in Section 3 hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Guarantied Obligations; any notice of the incurrence of any Guarantied Obligation; any notice of any default or any failure on the part of the Borrower or any other Person to comply with any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; and any notice of any information pertaining to the business, operations, condition (financial or otherwise) or prospects of the Borrower or any other Person;

(b) any right to any marshalling of assets, to the filing of any claim against the Borrower or any other Person in the event of any bankruptcy, insolvency, reorganization or similar proceeding, or to the exercise against the Borrower or any other Person of any other right or remedy under or in connection with any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; any requirement of promptness or diligence on the part of the Agent or the Lenders, or any of them, or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Guarantied Obligations or any direct or indirect security for any of the Guarantied Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Guaranty or any other Loan Document, and any requirement that any Guarantor receive notice of any such acceptance;

(c) any defense or other right arising by reason of any law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including but not limited to anti-deficiency laws, “one action” laws or the like), or by reason of any election of remedies or other action or inaction by the Agent or the Lenders, or any of them (including but not limited to commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Guarantied Obligations), which results in denial or impairment of the right of the Agent or the Lenders, or any of them, to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Guarantied Obligations; and

(d) any and all defenses it may now or hereafter have based on principles of suretyship, impairment of collateral, or the like.

5. Reinstatement. This Guaranty is a continuing obligation of the Guarantors and shall remain in full force and effect notwithstanding that no Guarantied Obligations may be outstanding from time to time and notwithstanding any other event or circumstance. Upon termination of all Commitments, the expiration of all Letters of Credit and indefeasible payment in full of all Guarantied Obligations, this Guaranty shall terminate; provided, however, that this Guaranty shall continue to be effective or be reinstated, as the case may be, any time any payment of any of the Guarantied Obligations is rescinded, recouped, avoided, or must otherwise be returned or released by any Lender or Agent upon or during the insolvency, bankruptcy, or reorganization of, or any similar proceeding affecting, the Borrower or for any other reason whatsoever, all as though such payment had not been made and was due and owing.

6. Subrogation. Each Guarantor waives and agrees it will not exercise any rights against Borrower or any other Guarantor arising in connection with, or any Collateral securing, the Guarantied Obligations (including rights of subrogation, contribution, and the like) until the Guarantied Obligations have been indefeasibly paid in full, and all Commitments have been terminated and all Letters of Credit have expired. If any amount shall be paid to any Guarantor by or on behalf of the Borrower or any other Guarantor by virtue of any right of subrogation, contribution, or the like, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and shall be held in trust for the benefit of, the Agent and the Lenders and shall forthwith be paid to the Agent to be credited and applied upon the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

7. No Stay. Without limitation of any other provision of this Guaranty, if any declaration of default or acceleration or other exercise or condition to exercise of rights or remedies under or with respect to any Guarantied Obligation shall at any time be stayed, enjoined, or prevented for any reason (including but not limited to stay or injunction resulting from the pendency against the Borrower or any other Person of a bankruptcy, insolvency, reorganization or similar proceeding), the Guarantors agree that, for the purposes of this Guaranty and their obligations hereunder, the Guarantied Obligations shall be deemed to have been declared in default or accelerated, and such other exercise or conditions to exercise shall be deemed to have been taken or met.

8. Taxes.

(a) No Deductions. All payments made by any Guarantor under any of the Loan Documents shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of any Lender and all income and franchise taxes of the United States applicable to any Lender (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as “Taxes”). If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable under any of the Loan Documents, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Subsection (a) such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall timely pay the full amount deducted to the relevant tax authority or other authority in accordance with applicable law.

(b) Stamp Taxes. In addition, each Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies which arise from any payment made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, any of the Loan Documents (hereinafter referred to as “Other Taxes”).

(c) Indemnification for Taxes Paid by any Lender. Each Guarantor shall indemnify each Lender for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Subsection)

paid by any Lender and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within thirty (30) days from the date a Lender makes written demand therefor.

(d) Certificate. Within thirty (30) days after the date of any payment of any Taxes by any Guarantor, such Guarantor shall furnish to each Lender, the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment by such Guarantor, such Guarantor shall, if so requested by a Lender, provide a certificate of an officer of such Guarantor to that effect.

9. [Reserved].

10. Notices. Each Guarantor agrees that all notices, statements, requests, demands and other communications under this Guaranty shall be given to such Guarantor at the address set forth on a Schedule to, or in a Guarantor Joinder and Assumption Agreement given under, the Credit Agreement and in the manner provided in Section 10.5 of the Credit Agreement. The Agent and the Lenders may rely on any notice (whether or not made in a manner contemplated by this Guaranty) purportedly made by or on behalf of a Guarantor, and the Agent and the Lenders shall have no duty to verify the identity or authority of the Person giving such notice.

11. Counterparts; Telecopy Signatures. This Guaranty may be executed in any number of counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Each Guarantor acknowledges and agrees that a telecopy transmission to Agent or any Lender of signature pages hereof purporting to be signed on behalf of any Guarantor shall constitute effective and binding execution and delivery hereof by such Guarantor.

12. Setoff, Default Payments by Borrower.

(a) In the event that at any time any obligation of the Guarantors now or hereafter existing under this Guaranty shall have become due and payable, the Agent and the Lenders, or any of them, shall have the right from time to time, without notice to any Guarantor, to set off against and apply to such due and payable amount any obligation of any nature of any Lender or the Agent, or any subsidiary or affiliate of any Lender or Agent, to any Guarantor, including but not limited to all deposits (whether time or demand, general or special, provisionally credited or finally credited, however evidenced) now or hereafter maintained by any Guarantor with the Agent or any Lender or any IRH Provider. Such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether or not the Agent or the Lenders, or any of them, shall have given any notice or made any demand under this Guaranty or under such obligation to the Guarantor, whether such obligation to the Guarantor is absolute or contingent, matured or unmatured (it being agreed that the Agent and the Lenders, or any of them, may deem such obligation to be then due and payable at the time of such setoff), and regardless of the existence or adequacy of any collateral, guaranty, or other direct or indirect security or right or remedy available to the Agent or any of the Lenders. The rights of the Agent and the Lenders under this Section are in addition to such other rights and remedies (including, without limitation, other rights of setoff and banker’s lien) which the Agent and the Lenders, or any of them, may have, and nothing in this Guaranty or in any other Loan Document shall be deemed a waiver of or restriction on the right of setoff or banker’s lien of the Agent and the Lenders, or any of them. Each of the Guarantors hereby agrees that, to the fullest extent permitted by law, any affiliate or subsidiary of the Agent or any of the Lenders and any holder of a participation in any obligation of any Guarantor under this Guaranty, shall have the same rights of setoff as the Agent and the Lenders as provided in this Section (regardless of whether such affiliate or participant otherwise would be deemed a creditor of the Guarantor).

(b) Upon the occurrence and during the continuation beyond any applicable cure period of any default under any Guarantied Obligation, if any amount shall be paid to any Guarantor by or for the account of Borrower, such amount shall be held in trust for the benefit of each Lender and Agent and shall forthwith be paid to the Agent to be credited and applied to the Guarantied Obligations when due and payable.

13. Construction. The section and other headings contained in this Guaranty are for reference purposes only and shall not affect interpretation of this Guaranty in any respect. This Guaranty has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of guaranties or suretyships in favor of the guarantor or surety, nor any doctrine of construction of ambiguities in agreement or instruments against the party controlling the drafting thereof, shall apply to this Guaranty.

14. Successors and Assigns. This Guaranty shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Agent and the Lenders, or any of them, and their successors and permitted assigns provided, however, that no Guarantor may assign or transfer any of its rights or obligations hereunder or any interest herein and any such purported assignment or transfer shall be null and void. Without limitation of the foregoing, the Agent and the Lenders, or any of them (and any successive assignee or transferee), from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including all or any portion of any commitment to extend credit), or any other Guarantied Obligations, to any other person and such Guarantied Obligations (including any Guarantied Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain Guarantied Obligations entitled to the benefit of this Guaranty, and to the extent of its interest in such Guarantied Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Agent and the Lenders in this Guaranty or otherwise.

15. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) Governing Law. This Guaranty shall be governed by, construed, and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania, without regard to conflict of laws principles.

(b) Certain Waivers. Each Guarantor hereby irrevocably:

(i) Certain Waivers; Submission to Jurisdiction. Each Guarantor hereby irrevocably submits to the nonexclusive jurisdiction of the Court of Common Pleas of Allegheny County and the United States District Court for the Western District of Pennsylvania, and waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Borrower at the address provided for in the Credit Agreement and service so made shall be deemed to be completed upon actual receipt thereof. Each Guarantor waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.

Each Guarantor hereby appoints a process agent, Corporation Service Company, as its agent to receive on behalf of such party and its respective property, service of copies of the summons and complaint and any other process which may be served in any action or proceeding. Such service may be made by mailing or delivering a copy of such process to any of the Guarantors in care of the Process Agent at the Process Agent’s address, and each of the Guarantors hereby authorizes and directs the Process Agent to receive such service on its behalf. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions (or any political subdivision thereof) by suit on the judgment or in any other manner provided by law. Each Guarantor further agrees that it shall, for so long as any Commitment, Letter of Credit or any Obligation of any Loan Party to the Lender remains outstanding, continue to retain Process Agent for the purposes set forth in this Section 15. The Process Agent hereby accepts the appointment of Process Agent by the Guarantors and agrees to act as Process Agent on behalf of the Guarantors. The Process Agent has an address of, on the date hereof, 2711 Centerville Road, Suite 400, Wilmington, DE 19808.

(ii) Waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.

(iii) WAIVES TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT TO THE FULLEST EXTENT PERMITTED BY LAW.

16. Severability; Modification to Conform to Law.

(a) It is the intention of the parties that this Guaranty be enforceable to the fullest extent permissible under applicable law, but that the unenforceability (or modification to conform to such law) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder hereof. If any provision in this Guaranty shall be held invalid or unenforceable in whole or in part in any jurisdiction, this Guaranty shall, as to such jurisdiction, be deemed amended to modify or delete, as necessary, the offending provision or provisions and to alter the bounds thereof in order to render it or them valid and enforceable to the maximum extent permitted by applicable law, without in any manner affecting the validity or enforceability of such provision or provisions in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

(b) Without limitation of the preceding subsection (a), to the extent that applicable law (including applicable laws pertaining to fraudulent conveyance or fraudulent or preferential transfer) otherwise would render the full amount of the Guarantor’s obligations hereunder invalid, voidable, or unenforceable on account of the amount of a Guarantor’s aggregate liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount of such liability shall, without any further action by the Agent or any of the Lenders or such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding, which (without limiting the generality of the foregoing) may be an amount which is equal to the greater of:

(i) the fair consideration actually received by such Guarantor under the terms and as a result of the Loan Documents and the value of the benefits described in Section 16(b) hereof, including (and to the extent not inconsistent with applicable federal and state laws affecting the enforceability of guaranties) distributions, commitments, and advances made to or for the benefit of such Guarantor with the proceeds of any credit extended under the Loan Documents; or

(ii) the excess of (1) the amount of the fair value of the assets of such Guarantor as of the date of this Guaranty as determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors as in effect on the date hereof, over (2) the amount of all liabilities of such Guarantor as of the date of this Guaranty, also as determined on the basis of applicable federal and state laws governing the insolvency of debtors as in effect on the date hereof.

(c) Notwithstanding anything to the contrary in this Section or elsewhere in this Guaranty, this Guaranty shall be presumptively valid and enforceable to its full extent in accordance with its terms, as if this Section (and references elsewhere in this Guaranty to enforceability to the fullest extent permitted by law) were not a part of this Guaranty, and in any related litigation the burden of proof shall be on the party asserting the invalidity or unenforceability of any provision hereof or asserting any limitation on any Guarantor’s obligations hereunder as to each element of such assertion.

17. Additional Guarantors. At any time after the initial execution and delivery of this Guaranty to the Agent and the Lenders, additional Persons may become parties to this Guaranty and thereby acquire the duties and rights of being Guarantors hereunder by executing and delivering to the Agent and the Lenders a Guarantor Joinder and Assumption Agreement pursuant to the Credit Agreement. No notice of the addition of any Guarantor shall be required to be given to any pre-existing Guarantor and each Guarantor hereby consents thereto.

18. Joint and Several Obligations. The obligations and additional liabilities of the Guarantors under this Agreement are joint and several obligations of the Guarantors, and each Guarantor hereby waives to the full extent permitted by law any defense it may otherwise have to the payment and performance of the Obligations that its liability hereunder is limited and not joint and several. Each Guarantor acknowledges and agrees that the foregoing waivers and those set forth below serve as a material inducement to the agreement of the Agent and the Lenders to make the Loans, and that the Agent and the Lenders are relying on each specific waiver and all such waivers in entering into this Guaranty. The undertakings of each Guarantor hereunder secure the obligations of itself and the other Guarantors. The Agent and the Lenders, or any of them, may, in their sole discretion, elect to enforce this Guaranty against any Guarantor without any duty or responsibility to pursue any other Guarantor and such an election by the Agent and the Lenders, or any of them, shall not be a defense to any action the Agent and the Lenders, or any of them, may elect to take against any Guarantor. Each of the Lenders and Agent hereby reserve all rights against each Guarantor.

19. Receipt of Credit Agreement, Other Loan Documents, Benefits.

(a) Each Guarantor hereby acknowledges that it has received a copy of the Credit Agreement and the other Loan Documents and each Guarantor certifies that the representations and warranties made therein with respect to such Guarantor are true and correct. Further, each Guarantor acknowledges and agrees to perform, comply with, and be bound by all of the provisions of the Credit Agreement and the other Loan Documents.

(b) Each Guarantor hereby acknowledges, represents, and warrants that it receives synergistic benefits by virtue of its affiliation with Borrower and the other Guarantors and that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that such benefits, together with the rights of contribution and subrogation that may arise in connection herewith are a reasonably equivalent exchange of value in return for providing this Guaranty.

20. Miscellaneous.

(a) Generality of Certain Terms. As used in this Guaranty, the terms “hereof,” “herein,” and terms of similar import refer to this Guaranty as a whole and not to any particular term or provision; the term “including,” as used herein, is not a term of limitation and means “including, without limitation.”

(b) Amendments, Waivers. No amendment to or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor herefrom, shall in any event be effective unless in a writing manually signed by or on behalf of the Agent and the Lenders. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or failure of the Agent or the Lenders, or any of them, in exercising any right or remedy under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Agent and the Lenders under this Guaranty are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement or instrument, by law, or otherwise.

(c) Telecommunications. Each Lender and Agent shall be entitled to rely on the authority of any individual making any telecopy or telephonic notice, request, or signature without the necessity of receipt of any verification thereof.

(d) Expenses. Each Guarantor unconditionally agrees to pay all costs and expenses, including reasonable attorneys’ fees incurred by the Agent or any of the Lenders in enforcing this Guaranty against any Guarantor and each Guarantor shall pay and indemnify each Lender and Agent for, and hold it harmless from and against, any and all obligations, liabilities, losses, damages, costs, expenses (including disbursements and reasonable legal fees of counsel to any Lender or Agent), penalties, judgments, suits, actions, claims, and disbursements imposed on, asserted against, or incurred by any Lender or Agent (A) relating to the preparation, negotiation, execution, administration, or enforcement of or collection under this Guaranty or any document, instrument, or agreement relating to any of the Obligations, including in any bankruptcy, insolvency, or similar proceeding in any jurisdiction or political subdivision thereof; (B) relating to any amendment, modification, waiver, or consent hereunder or relating to any telecopy or telephonic transmission purporting to be by any Guarantor or Borrower; (C) in any way relating to or arising out of this Guaranty, or any document, instrument, or agreement relating to any of the Guarantied Obligations, or any action taken or omitted to be taken by any Lender or Agent hereunder, and including those arising directly or indirectly from the violation or asserted violation by any Guarantor or Borrower or Agent or any Lender of any law, rule, regulation, judgment, order, or the like of any jurisdiction or political subdivision thereof (including those relating to environmental protection, health, labor, importing, exporting, or safety) and regardless whether asserted by any governmental entity or any other Person.

(e) Prior Understandings. This Guaranty and the Credit Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede any and all other prior and contemporaneous understandings and agreements.

(f) Survival. All representations and warranties of the Guarantors made in connection with this Guaranty shall survive, and shall not be waived by, the execution and delivery of this Guaranty, any investigation by or knowledge of the Agent and the Lenders, or any of them, any extension of credit, or any other event or circumstance whatsoever.

The remainder of this page is left blank intentionally.

Signatures follow on next page.

[SIGNATURE PAGE TO CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP]

IN WITNESS WHEREOF, each Guarantor intending to be legally bound, has executed this Guaranty as of the date first above written with the intention that this Guaranty shall constitute a sealed instrument.

UNDER ARMOUR MANUFACTURING, LLC,
a Maryland limited liability company

By: Under Armour, Inc., a Maryland corporation, its sole member

By:
Printed:
Title:

UNDER ARMOUR RETAIL, INC., a Maryland corporation

By:
Printed:
Title:

UNDER ARMOUR HOLDINGS, INC., a Maryland corporation

By:
Printed:
Title:

[SIGNATURE PAGE TO CONTINUING AGREEMENT OF GUARANTY AND SURETYSHIP]

UNDER ARMOUR RETAIL OF MARYLAND, L.L.C.
UNDER ARMOUR RETAIL OF FLORIDA, LLC
UNDER ARMOUR RETAIL OF OHIO, LLC
UNDER ARMOUR RETAIL OF CALIFORNIA, LLC
UNDER ARMOUR RETAIL OF TEXAS, LLC
UNDER ARMOUR RETAIL OF WISCONSIN, LLC
UNDER ARMOUR RETAIL OF MASSACHUSETTS, LLC
UNDER ARMOUR RETAIL OF PENNSYLVANIA, LLC
UNDER ARMOUR RETAIL OF DELAWARE, LLC
UNDER ARMOUR RETAIL OF GEORGIA, LLC
UNDER ARMOUR RETAIL OF NEW YORK, LLC
UNDER ARMOUR RETAIL OF NEW JERSEY, LLC
UNDER ARMOUR RETAIL OF DC, LLC
UNDER ARMOUR RETAIL OF CONNECTICUT, LLC
UNDER ARMOUR RETAIL OF ILLINOIS, LLC
UNDER ARMOUR RETAIL OF SOUTH CAROLINA, LLC
UNDER ARMOUR RETAIL OF MICHIGAN, LLC
UNDER ARMOUR RETAIL OF MAINE, LLC
UNDER ARMOUR RETAIL OF TENNESSEE, LLC
UNDER ARMOUR RETAIL OF VIRGINIA, LLC,
each a limited liability company

By: Under Armour Retail, Inc., its sole member

By:
Printed:
Title:

EXHIBIT 1.1 (I)(1)

Indemnity Agreement

THIS INDEMNITY AGREEMENT (this “Agreement”) is made as of the 28th day of January, 2009 by UNDER ARMOUR, INC., the Guarantors listed on Exhibit A hereto, jointly and severally (each, an “Indemnitor” and collectively, the “Indemnitors”), in favor of PNC BANK, NATIONAL ASSOCIATION (the “Bank”) in its capacity as Administrative Agent pursuant to that certain Credit Agreement (amended, restated, supplemented or modified from time to time, the “Credit Agreement”) dated as of January 28, 2009, by and among the Indemnitors, the Lenders party thereto (the “Lenders”), the Bank as the Administrative Agent (the “Administrative Agent”), SunTrust Bank, as Syndication Agent, and Compass Bank, as Documentation Agent.

A. The Lenders are prepared to make a loan, enter into a swap, derivative or other interest rate hedging product and/or to issue a letter of credit in the aggregate amount of up to $180,000,000 (the “Loan”) secured by, among other things, Collateral contained on the premises subject to the leases on the locations as set forth on Exhibit B attached hereto (said lease or other similar instrument, together with all amendments, modifications, replacements or supplements thereof being herein collectively called the “Lease,” and the said leased real property, together with all improvements, equipment and other property now or hereafter located therein or thereon, being hereinafter collectively called the “Property”);

B. To induce the Lenders to agree to make the Loan, each Indemnitor has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, each Indemnitor hereby covenants, warrants, represents and agrees as follows:

1. Administrative Agent Rights Under the Agreement. The Administrative Agent’s rights and remedies under this Agreement shall be in addition to and not in limitation of all rights and remedies of the Administrative Agent under the Credit Agreement or any of the other Loan Documents. Payments, if any, by the Indemnitors as required under this Agreement shall not reduce the Indemnitors’ obligations and liabilities under any of the Loan Documents. Any default by an Indemnitor under this Agreement (including any breach of any representation or warranty made by each Indemnitor) shall, at the Administrative Agent’s option, constitute a default and an Event of Default (“Event of Default”) under the Credit Agreement, the Note and/or any of the other Loan Documents after the expiration of any applicable cure period.

2. Definitions. Terms which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein and the rules of Construction set forth in Section 1.2 of the Credit Agreement shall apply to this Agreement. For purposes of this Agreement, the following terms shall have the following meanings:

(a) “Environmental Laws” means all applicable federal, state, local, tribal, territorial and foreign Laws (including common law), constitutions, statutes, treaties, regulations,

rules, ordinances and codes and any consent decrees, settlement agreements, judgments, orders, directives, policies or programs issued by or entered into by any indemnitor with a governmental authority pertaining or relating to: (i) pollution or pollution control; (ii) protection of human health or the environment from exposure to regulated substances; (iii) protection of the environment and/or natural resources; (iv) the presence, use, management, generation, manufacture, processing, extraction, treatment, recycling, refining, reclamation, labeling, packaging, sale, transport, storage, collection, distribution, disposal or release or threat of release of regulated substances; (v) the presence of contamination; (vi) the protection of endangered or threatened species; and (vii) the protection of environmentally sensitive areas.

(b) “Hazardous Substances” includes any substances, chemicals, materials, or elements in any physical state (liquid, solid, gaseous/vapor, etc.) that are prohibited, limited or regulated by the Environmental Laws, or any other substances, chemicals, materials, or elements that are defined as “hazardous” or “toxic,” or otherwise regulated, under the Environmental Laws, or that are known or considered to be harmful, hazardous or injurious to the health or safety of occupants or users of the Property. The term Hazardous Substances shall also include any substance, chemical, material, or element in any physical state (liquid, solid, gaseous/vapor, etc.) (i) defined as a “hazardous substance” under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”) (42 U.S.C. §§ 9601, et seq.), as amended by the Superfund Amendments and Reauthorization Act of 1986, and as further amended from time to time, and regulations promulgated thereunder; (ii) defined as a “regulated substance” within the meaning of Subtitle I of the Resource Conservation and Recovery Act (42 U.S.C. §§ 6991-6991i), as amended from time to time, and regulations promulgated thereunder; (iii) designated as a “hazardous substance” pursuant to Section 311 of the Clean Water Act (33 U.S.C. § 1321), as amended from time to time, and the regulations promulgated thereunder, or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. § 1317), as amended from time to time, and the regulations promulgated thereunder; (iv) defined as “hazardous”, “toxic”, or otherwise regulated, under any Environmental Laws adopted by the state in which the Property is located, or its agencies or political subdivisions; (v) which is petroleum, petroleum products, ethanol, methyl tertiary butyl ether or derivatives or constituents of or vapors from any of the foregoing; (vi) which is asbestos or asbestos-containing materials; (vii) the presence of which requires notification, investigation or remediation under any Environmental Laws or common law; (viii) the presence of which on the Property causes or threatens to cause a nuisance upon the Property or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the Property; (ix) the presence of which on adjacent properties would constitute a trespass by the Indemnitor; (x) which is urea formaldehyde foam insulation or urea formaldehyde foam insulation-containing materials; (xi) which is lead base paint or lead base paint-containing materials; (xii) which are polychlorinated biphenyls or polychlorinated biphenyl-containing materials; (xiii) which is radon or radon-containing or producing materials; (xiv) which is or contains excessive moisture, mildew, mold, microbial contamination, microbial growth or other fungi, or biological agents that can or are known to produce mycotoxins or other bioaerosols, such as antigens, bacteria, amoebae and microbial organic compounds or other similar matter, in each case that poses a risk to human health or the environment, or negatively impacts the value of the Property (herein referred to as “toxic mold”); (xv) which is a vapor from volatile chemicals or any other toxic or hazardous materials, including petroleum hydrocarbons, from a subsurface soil, groundwater or other source; or (xvi) which by any laws of any applicable governmental authority requires special handling in its collection, storage, treatment, or disposal; and

(c) “Contamination” means the seeping, spilling, leaking, pumping, pouring, emitting, using, emptying, discharging, injecting, escaping, leaching, dumping, disposing, releasing, migrating, vaporizing or the presence of Hazardous Substances at, under or upon the Property or into the environment, or arising from the Property or migrating or vaporizing to or from the Property, whether or not the presence of such Hazardous Substances or the Contamination may require notification, treatment, response or removal action or remediation under any Environmental Laws.

3. Representations and Warranties. Each Indemnitor hereby represents and warrants that, except as is otherwise set forth on Schedule 5.1.14 to the Credit Agreement, each Indemnitor is and has been, and, to the actual knowledge of each respective Indemnitor, each of its Subsidiaries is and has been, in compliance in all material respects with applicable Environmental Laws; provided that such matters so disclosed could not in the aggregate result in a Material Adverse Change.

4. Environmental Covenants. Each Indemnitor hereby covenants and agrees as follows:

(a) to cause all activities at the Property during the term of the Loan to be conducted in compliance with all Environmental Laws in all material respects;

(b) to provide the Administrative Agent with copies of all: (i) correspondence, notices of violation, summons, orders, complaints or other documents received by the Indemnitor, its sublessees, occupants or assigns, pertaining to compliance with any Environmental Laws and/or the presence or potential presence of Contamination; (ii) reports of or information from previous environmental investigations undertaken at the Property which the Indemnitor knows of, or has or can obtain possession without unreasonable effort or expense; (iii) any reports of or information from environmental investigations undertaken at the Property by any person or entity after the date of this Agreement to which an Indemnitor has access; (iv) licenses, certificates and permits required by the Environmental Laws; and (v) any other information that the Administrative Agent may reasonably request from time to time;

(c) not to generate, manufacture, refine, transport, transfer, produce, store, use, process, treat, dispose of, handle, permit to exist, or in any manner deal with, any Hazardous Substances on any part of the Property, nor permit others to engage in any such activity on the Property, except for (i) those Hazardous Substances which are used or present in the ordinary course of the Indemnitors’ business in compliance with all Environmental Laws and have not been released into the environment in such a manner as to constitute Contamination hereunder; and (ii) those Hazardous Substances which are naturally occurring on the Property, but only in such naturally occurring form and only in such quantities that are known not to be harmful, hazardous or injurious to the health or safety of occupants or users of the Property;

(d) not to cause or permit, as a result of any intentional or unintentional act or omission on the part of the Indemnitor or any tenant, subtenant, occupant or assigns, the presence of Hazardous Substances or Contamination on the Property, except for (i) those Hazardous Substances which are used or present in the ordinary course of the Indemnitors’ business in compliance with all Environmental Laws and have not been released into the environment in such a manner as to constitute Contamination hereunder; and (ii) those Hazardous Substances which are naturally occurring on the Property, but only in such naturally occurring form and only in such quantities that are known not to be harmful, hazardous or injurious to the health or safety of occupants or users of the Property;

(e) to give notice and a full description to the Administrative Agent immediately upon the Indemnitors’ acquiring actual knowledge of (i) any and all enforcement, clean-up, removal or other regulatory actions threatened, instituted or completed by any governmental authority with respect to the Indemnitor or the Property; (ii) all claims made or threatened in writing by any third party against the Indemnitor or the Property relating to damage, contribution, compensation, loss or injury resulting from any Hazardous Substances or Contamination; (iii) any complaint made or threatened in writing by any third party against the Indemnitor or the Property relating to damage, contribution, compensation, loss or injury resulting from any Hazardous Substances or Contamination; (iv) the presence of any Contamination on, under, from or affecting the Property; (v) any Contamination or other release or discharge of Hazardous Substances on or from the Property that must be reported to any governmental entity under applicable Environmental Laws; (vi) Indemnitors’ violation of any Environmental Laws in any material respect or any allegation of same in writing from any other person; (vii) the imposition, attachment or recording of any lien, deed restriction, activity and use limitations, environmental covenant, institutional control or encumbrance under Environmental Laws against the Property and/or any personal or other real property owned by Indemnitor; (viii) the inability to obtain or renew any Environmental Permit or a written notice from a governmental authority that it has revoked or suspended, or otherwise intends to revoke or suspend, whether in whole or in part, any permit for the Property, which permit relates, in any way, to any Environmental Law; and (ix) any matters relating to Hazardous Substances, Contamination or Environmental Laws that would give a reasonably prudent lender cause to be concerned that the value of their security interest in the Collateral contained on the Property may be reduced or threatened or that may impair or threaten to impair the Indemnitors’ ability to perform any of its obligations under this Agreement or the Loan Documents;

(f) to timely comply in all material respects with any Environmental Laws requiring the removal, treatment, storage, processing, handling, transportation or disposal of Hazardous Substances or Contamination and provide the Administrative Agent with satisfactory evidence of such compliance;

(g) to conduct and complete all investigations, studies, sampling and testing, as well as all remedial, removal and other actions necessary to clean up and remove all Contamination on, under, from or affecting the Property, all in accordance with the Environmental Laws;

(h) to continue to have all necessary licenses, certificates and permits required under the Environmental Laws relating to the Indemnitor and its leased Property, facilities, assets and business;

(i) to remediate or cause to be remediated, at its sole cost and expense, any substance which is or contains toxic mold; and

(j) to investigate, and as necessary, remediate or cause to be remediated, at its sole cost and expense, any vapor intrusion conditions from volatile chemicals or other toxic or hazardous materials, including petroleum hydrocarbons.

5. Administrative Agent’s Right to Conduct an Investigation.

(a) The Administrative Agent may, at any time and with reasonable cause, commission an investigation into the presence of Hazardous Substances or Contamination on, from or affecting the Property, or the compliance with Environmental Laws at, or relating to, the Property, subject to the rights of the owner of the Property. Such an investigation performed by the Administrative Agent shall be at the Indemnitors’ expense if the performance of the investigation is commenced (i) upon the occurrence of a default hereunder or of a default or “Event of Default” under any of the Loan Documents; or (ii) because the Administrative Agent has a reasonable belief that the Indemnitor has violated any provision of this Agreement (including any representation, warranty or covenant). All other investigations performed by the Administrative Agent shall be at the Administrative Agent’s expense. In connection with any investigation under this paragraph, the Indemnitor, its subtenants, occupants and assigns, shall comply with all reasonable requests for information made by the Administrative Agent or its agents and the Indemnitor represents and warrants that all responses to any such requests for information will be correct and complete. The Indemnitor shall provide the Administrative Agent and its agents with rights of access to all areas of the Property and permit the Administrative Agent and its agents to perform testing (including any invasive testing) necessary or appropriate, in the Administrative Agent’s reasonable judgment, to perform such investigation, subject to the rights of the owner of the Property.

(b) The Administrative Agent is under no duty, however, to conduct such investigations of the Property and any such investigations by the Administrative Agent shall be solely for the purposes of protecting the Administrative Agent’s security interest in the Collateral located on the Property and preserving its rights under the Loan Documents. No site visit, observation, or testing by the Administrative Agent shall constitute a waiver of any default of the Indemnitor or be characterized as a representation regarding the presence or absence of Hazardous Substances or Contamination at the Property. The Administrative Agent owes no duty of care to protect the Indemnitor or any third party from the presence of Hazardous Substances, Contamination or any other adverse condition affecting the Property nor shall the Administrative Agent be obligated to disclose to the Indemnitor or any third party any report or findings made in connection with any investigation done on behalf of the Administrative Agent, unless otherwise required by law.

6. Indemnification.

(a) Each Indemnitor covenants and agrees, at its sole cost and expense, to indemnify, defend, protect, save and hold harmless the Administrative Agent (including the Administrative Agent, should the Administrative Agent ever become a lessee in possession, or as successor in interest to any Indemnitor) and all of its officers, directors, employees and agents, any participant in the Loan, and their respective successors and assigns, against and from any and all Environmental Damages (as defined in subsection (b) below), which may at any time be imposed upon, threatened against, incurred by or asserted or awarded against the Administrative Agent (whether before or after the release, satisfaction or extinguishment of the Lease) and arising from or out of:

(i) the Indemnitors’ failure to comply with any of the provisions of this Agreement, including the Indemnitors’ breach of any covenant, representation or warranty contained in this Agreement;

(ii) any Contamination, or threatened release of any Hazardous Substances or Contamination, on, in, under, affecting or migrating or threatening to migrate to or from all or any portion of the Property, any surrounding areas or other property or any persons;

(iii) any violation of, or noncompliance with, or alleged violation of, or noncompliance with, Environmental Laws (and/or any permit relating to any Environmental Laws) by the Property or the Indemnitor, or its agents, employees, contractors, and the like, including, without limitation, reasonable costs and fees of lawyers, environmental consultants and the like incurred to remove any environmentally related lien imposed upon the Property;

(iv) the willful misconduct, error or omission or negligent act or omission of the Indemnitor, or its agents, employees, contractors, and the like;

(v) any judgment, lien, order, complaint, notice, citation, action, proceeding or investigation pending or threatened by or before any governmental authority or any private party litigant, including any environmental regulatory body, or before any court of law (including any private civil litigation) with respect to the Indemnitors’ business, assets, property or facilities, or the Property, in connection with any Hazardous Substances, Contamination or any Environmental Laws (including the assertion that any lien existing or arising pursuant to any Environmental Laws takes priority over the lien created in the Loan Documents); or

(vi) the enforcement of this Agreement or the assertion by the Indemnitor of any defense to its obligations hereunder.

The Indemnitors’ indemnification obligations set forth in this Section 6 shall be in effect and enforceable regardless of whether any such indemnification obligations arise before or after termination of the Lease or other taking of possession to all or any portion of the Property by the Administrative Agent or any affiliate of the Administrative Agent, and whether the underlying basis of any claim arose from events prior to the Indemnitor acquiring possession of the Property.

(b) For the purposes of this Agreement, “Environmental Damages” shall mean all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, reasonable costs and expenses of investigation and defense of any claim, whether or not such claim is ultimately defeated, and of any good faith settlement, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including reasonable attorneys’ fees and disbursements and consultants’ fees, any of which are incurred at any time, and including:

(i) damages, losses or costs for personal injury, or injury to property or natural resources (including costs of assessment), occurring upon or off of the Property, including lost profits, consequential damages, punitive damages, the cost of demolition and rebuilding of any improvements on real property, interest and penalties;

(ii) reasonable fees incurred for the services of attorneys, consultants, contractors, experts, laboratories and all other costs and expenses incurred in connection with investigation, removal, remediation or post-remediation monitoring, operation and maintenance, of any Hazardous Substances or Contamination or violation of any Environmental Laws including the preparation of any feasibility studies or reports or the performance of any cleanup, remediation, removal, response, abatement, contaminant, closure, restoration, treatment, investigation work or monitoring work required by any Environmental Laws, or reasonably necessary to make full economic use of the Collateral located on the Property or any other property or otherwise expended in connection with such conditions, including any and all Corrective Work under Section 7, and further including any reasonable attorneys’ fees, costs and expenses incurred in enforcing this Agreement or collecting any sums due hereunder;

(iii) any additional costs required to take necessary precautions to protect against a release of Hazardous Substances or Contamination on, in, under or affecting the Property into the air, any body of water, any other public domain or any surrounding or adjoining areas;

(iv) any costs incurred to comply, in connection with all or any portion of the Property or any area surrounding or adjoining the Property, with all Environmental Laws;

(v) liability to any third persons or governmental agency for costs expended in connection with the items referenced in clause (ii) above; and

(vi) diminution in the value of the Collateral located on the Property.

(c) Promptly after the receipt by the Administrative Agent of written notice of any demand or claim or the commencement of any action, suit or proceeding concerning the Indemnitor or the Administrative Agent in connection with the Property, the Administrative Agent shall notify the Indemnitor thereof in writing. The failure by the Administrative Agent promptly to give such notice shall not relieve the Indemnitor of any liability to the

Administrative Agent hereunder, unless such failure results in additional Environmental Damage.

7. Indemnitors’ Obligation to Perform Corrective Work.

(a) The Indemnitor shall have the obligation to promptly commence and perform any corrective work required to address any Environmental Damages or Contamination, including any actions required by the Indemnitor under Section 6 (“Corrective Work”) after the occurrence of any of the following: (i) the Indemnitor obtains actual knowledge of any Contamination on, in, under, affecting, or migrating to or from the Property or any surrounding areas; or (ii) an event occurs for which the Administrative Agent can seek indemnification from the Indemnitor pursuant to Section 6.

(b) The Indemnitor shall provide to the Administrative Agent written notification at least twenty (20) days prior to the commencement of any such Corrective Work, and shall give the Administrative Agent a monthly report, during the performance of such Corrective Work, on the Indemnitors’ progress with respect thereto, and shall promptly give the Administrative Agent such other information with respect thereto as the Administrative Agent shall reasonably request from time to time. Such written notice shall contain the name of the person or entity performing such Corrective Work and shall be accompanied by: (i) written evidence, satisfactory in form and content to the Administrative Agent, showing that such person or entity is fully insured against any and all injury and damages caused by or resulting from the performance of such Corrective Work; and (ii) copies of the plans for such Corrective Work, approved in writing by the appropriate governmental authorities.

(c) Any Corrective Work conducted by the Indemnitor shall be diligently performed to completion and shall comply with all Environmental Laws and all other applicable laws to correct, contain, clean up, treat, remove, resolve, dispose of or minimize the impact of all Hazardous Substances or Contamination.

(d) Any failure by the Administrative Agent to object to any actions taken by the Indemnitor shall not be construed to be an approval by the Administrative Agent of such actions. This Agreement shall not be construed as creating any obligation for the Administrative Agent to initiate any contests or to perform or review the Indemnitors’ or any other party’s performance of, any Corrective Work, or disburse any funds for any contests or the performance of any Corrective Work.

8. Administrative Agent’s Right to Select Engineers, Consultants and Attorneys. Without limiting the other provisions hereof, in the event any claim (whether or not a judicial or administrative action is involved) is asserted against the Administrative Agent with respect to Hazardous Substances, Environmental Laws or Contamination, the Administrative Agent shall have the right to select the engineers, other consultants and attorneys for the Administrative Agent’s defense or guidance, determine the appropriate legal strategy for such defense, and compromise or settle such claim, all in the Administrative Agent’s sole discretion, and the Indemnitor shall be liable to the Administrative Agent in accordance with the terms hereof for liabilities, costs and reasonable expenses incurred by the Administrative Agent in this regard.

9. Indemnitors’ Obligation to Deliver Property. The Indemnitor agrees that, in the event the Administrative Agent assumes the Lease, the Indemnitor shall, subject to the terms of the Lease, deliver the Property to the Administrative Agent free of any and all Hazardous Substances, (except for (a) those Hazardous Substances which are used or present in the ordinary course of the Indemnitors’ business in compliance with all Environmental Laws and have not been released into the environment in such a manner as to constitute Contamination hereunder, and (b) those Hazardous Substances which are naturally occurring on the Property, but only in such naturally occurring form and only in such quantities that are known not to be harmful, hazardous or injurious to the health or safety of occupants or users of the Property) or Contamination in a condition such that the Property conforms in all material respects with all Environmental Laws and such that no remedial or removal action or other Corrective Work will be required with respect to the Property. The Indemnitors’ obligations as set forth in this Section are strictly for the benefit of the Administrative Agent and the other Lenders as holders of any portion of the Loan and shall not in any way impair or affect the Administrative Agent’s right to assume the Lease.

10. Administrative Agent’s Right to Cure. In addition to the other remedies provided to the Administrative Agent in the Credit Agreement and the other Loan Documents, should the Indemnitor fail to abide by any provisions of this Agreement, subject to the terms of the Lease, the Administrative Agent may, should it elect to do so, perform any Corrective Work and any other such actions as it, in its sole discretion, deems necessary to repair, respond to and remedy any damage to the Property caused by Hazardous Substances or Contamination or any such Corrective Work. In such event, all funds expended by the Administrative Agent in connection with the performance of any Corrective Work, including all contractor charges, reasonable attorneys’ fees, engineering fees, consultant fees and similar charges, shall become a part of the obligation secured by the Credit Agreement and other Loan Documents and shall be due and payable by the Indemnitor on demand. Each disbursement made by the Administrative Agent pursuant to this provision shall bear interest at the lower of the rate of interest after default (as contained in Section 3.3.1 of the Credit Agreement) or the highest rate allowable under applicable laws from the date the Indemnitor shall have received written notice that the funds have been advanced by the Administrative Agent until paid in full.

11. Scope of Liability. The liability under this Agreement shall in no way be limited or impaired by: (a) any extension of time for performance required by any of the Loan Documents; (b) any assignment of the Credit Agreement or Loan Documents; (c) the discharge of the Credit Agreement or other Loan Documents; (d) any exculpatory provisions in any of the Loan Documents limiting the Administrative Agent’s recourse; (e) the accuracy or inaccuracy of the representations and warranties made by the Indemnitor, or any other obligor under any of the Loan Documents; (f) the release of the Indemnitor or any guarantor or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, the Administrative Agent’s voluntary act or otherwise; (g) the release or substitution, in whole or in part, of any security for the Note or other obligations; or (h) the Administrative Agent’s failure to file any UCC financing statements (or the Administrative Agent’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Credit Agreement or other obligations; and, in any such case, whether with or without notice to the Indemnitor or any guarantor or other person or entity and with or without consideration.

12. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing and will be effective upon receipt. Notices may be given in any manner to which the parties may separately agree, including electronic mail. Without limiting the foregoing, first class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. Regardless of the manner in which provided, Notices may be sent to a party’s address as set forth above or to such other address any party may give to the other for such purpose in accordance with this section.

13. Preservation of Rights. No delay or omission on the Administrative Agent’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Administrative Agent’s action or inaction impair any such right or power. The Administrative Agent’s rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Administrative Agent may have under other agreements, at law or in equity. Any representations, warranties, covenants or indemnification liabilities for breach thereof contained in this Agreement shall not be affected by any knowledge of, or investigations performed by, the Administrative Agent. Any one or more persons or entities comprising the Indemnitor, or any other party liable upon or in respect of this Agreement or the Loan, may be released without affecting the liability of any party not so released.

14. Illegality. If any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

15. Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Indemnitor from, any provision of this Agreement will be effective unless made in a writing signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Indemnitor will entitle the Indemnitor to any other or further notice or demand in the same, similar or other circumstance.

16. Successors and Assigns; Survival. This Agreement will be binding upon the Indemnitor and its heirs, administrators, successors and assigns, and will inure to the benefit of the Administrative Agent and its successors and assigns as well as any persons or entities who acquire possession of the Property from, or through action by, the Administrative Agent; provided, however, that the Indemnitor may not assign this Agreement in whole or in part without the Administrative Agent’s prior written consent and the Administrative Agent at any time may assign this Agreement in whole or in part to any Person who succeeds the Administrative Agent under the Loan Documents or who acts on behalf of the Administrative Agent in connection with the exercise of its rights pursuant to Section 8.2 of the Credit

Agreement. The Indemnitors’ obligations under this Agreement shall survive any transfer of possession of the Property by the Indemnitor or the Administrative Agent and payment of the Loan in full.

17. Interpretation. In this Agreement, unless the Administrative Agent and the Indemnitor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one party as Indemnitor, the obligations of such persons or entities will be joint and several.

18. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by the Administrative Agent and will be deemed to be made in the State of Pennsylvania. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF PENNSYLVANIA, EXCLUDING ITS CONFLICT OF LAWS RULES. The Indemnitor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Administrative Agent’s office indicated above is located; provided that nothing contained in this Agreement will prevent the Administrative Agent from bringing any action, enforcing any award or judgment or exercising any rights against the Indemnitor individually, against any security or against any property of the Indemnitor within any other county, state or other foreign or domestic jurisdiction. The Administrative Agent and the Indemnitor agree that the venue provided above is the most convenient forum for both the Administrative Agent and the Indemnitor. The Indemnitor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

19. Further Assurances. Indemnitor will, at the cost of Indemnitor, upon the Administrative Agent’s request, execute, acknowledge and deliver to the Administrative Agent such further documents and statements and do or cause to be done such acts or things as the Administrative Agent may deem necessary or appropriate to effect the transactions contemplated hereby or to confirm the assumption of and agreement to pay, perform and discharge the liabilities and obligations hereby assumed and agreed to be paid, performed or discharged, or intended so to be.

20. WAIVER OF JURY TRIAL. THE INDEMNITOR IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS

AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE INDEMNITOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Indemnitor acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

The remainder of this page is left blank intentionally.

Signatures follow on next page.

[SIGNATURE PAGE TO INDEMNITY AGREEMENT]

WITNESS the due execution hereof as a document under seal, as of the date first written above.

ATTEST:	UNDER ARMOUR, INC.,
a Maryland corporation

By:
Printed:
Title:

UNDER ARMOUR MANUFACTURING, LLC,
a Maryland limited liability company

By: Under Armour, Inc., a Maryland corporation, its sole member

By:
Printed:
Title:

UNDER ARMOUR RETAIL, INC.,
a Maryland corporation

By:
Printed:
Title:

UNDER ARMOUR HOLDINGS, INC.,
a Maryland corporation

By:
Printed:
Title:

[SIGNATURE PAGE TO INDEMNITY AGREEMENT]

ATTEST:	UNDER ARMOUR RETAIL OF MARYLAND, L.L.C.
UNDER ARMOUR RETAIL OF FLORIDA, LLC
UNDER ARMOUR RETAIL OF OHIO, LLC
UNDER ARMOUR RETAIL OF CALIFORNIA, LLC
UNDER ARMOUR RETAIL OF TEXAS, LLC
UNDER ARMOUR RETAIL OF WISCONSIN, LLC
UNDER ARMOUR RETAIL OF MASSACHUSETTS, LLC
UNDER ARMOUR RETAIL OF PENNSYLVANIA, LLC
UNDER ARMOUR RETAIL OF DELAWARE, LLC
UNDER ARMOUR RETAIL OF GEORGIA, LLC
UNDER ARMOUR RETAIL OF NEW YORK, LLC
UNDER ARMOUR RETAIL OF NEW JERSEY, LLC
UNDER ARMOUR RETAIL OF DC, LLC
UNDER ARMOUR RETAIL OF CONNECTICUT, LLC
UNDER ARMOUR RETAIL OF ILLINOIS, LLC
UNDER ARMOUR RETAIL OF SOUTH CAROLINA, LLC
UNDER ARMOUR RETAIL OF MICHIGAN, LLC
UNDER ARMOUR RETAIL OF MAINE, LLC
UNDER ARMOUR RETAIL OF TENNESSEE, LLC
UNDER ARMOUR RETAIL OF VIRGINIA, LLC,
each a limited liability company

By: Under Armour Retail, Inc., its sole member

By:
Printed:
Title:

[SIGNATURE PAGE TO INDEMNITY AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:
Printed:	John E. Hehir
Title:	Senior Vice President, Corporate Banking

EXHIBIT A

Guarantors

1.	Under Armour Manufacturing, LLC
2.	Under Armour Retail, Inc.
3.	Under Armour Holdings, Inc.
4.	Under Armour Retail of Texas, LLC
5.	Under Armour Retail of Ohio, LLC
6.	Under Armour Retail of Maryland, L.L.C.
7.	Under Armour Retail of Florida, LLC
8.	Under Armour Retail of Virginia, LLC
9.	Under Armour Retail of California, LLC
10.	Under Armour Retail of Wisconsin, LLC
11.	Under Armour Retail of Massachusetts, LLC
12.	Under Armour Retail of New York, LLC
13.	Under Armour Retail of New Jersey, LLC
14.	Under Armour Retail of Georgia, LLC
15.	Under Armour Retail of Pennsylvania, LLC
16.	Under Armour Retail of DC, LLC
17.	Under Armour Retail of Delaware, LLC
18.	Under Armour Retail of Connecticut, LLC
19.	Under Armour Retail of Illinois, LLC
20.	Under Armour Retail of South Carolina, LLC
21.	Under Armour Retail of Michigan, LLC
22.	Under Armour Retail of Maine, LLC
23.	Under Armour Retail of Tennessee, LLC

EXHIBIT B

Location of Leases

Store	Street	Suite	City, State, Zip
Glen Burnie, MD	1040 Swan Creek Dr.		Glen Burnie, MD 21226
Swan Creek, MD	1010 Swan Creek Dr.	Suite B	Curtis Bay, MD 21226
Hagerstown, MD	365 Prime Outlets Blvd.		Hagerstown, MD 21740
Leesburg, VA	241 Fort Evans Road N.E.	Suite 369	Leesburg, VA 20176
Williamsburg, VA	5707-3 Richmond Rd.		Williamsburg, VA 23188
Wrentham, MA	One Premium Outlets Blvd.	Suite 305	Wrentham, MA 02093
Tannersville, PA	1000 Rte. 611 North	Suite C-12	Tannersville, PA 18372
Riverhead, NY	1513 Tanger Mall Dr.	Suite 1513	Riverhead, NY 11901
Rehoboth Beach, DE	36698 Bayside Outlet Drive	Suite 210	Rehoboth Beach, DE 19971
Jackson, NJ	537 Monmouth Road	Suite 0128	Jackson, NJ 08527
Limerick, PA	18 Light Cap Road	Suite 1073	Limerick, PA 19464
Clinton, CT	20 Killingworth Turnpike	Suite 204	Clinton, CT 06413
Waterloo, NY	655 Route 318	Suite A003	Waterloo, NY 13165
Kittery, ME	336 US Route 1	Suite 220 #6	Kittery, ME 03904
Woodbury, NY	350 Red Apple Court	Suite 350	Central Valley, NY 10917
Tinton Falls, NJ	4001 Route 66	Suite 101	Tinton Falls, NJ 07753
Ellenton, FL	5111 Factory Shops Blvd.		Ellenton, FL 34222
Jeffersonville, OH	8740 Factory Shops Blvd.		Jeffersonville, OH 43128
Destin, FL	10676 Emerald Coast Parkway West	Suite 135	Destin, FL 32550
San Marcos, TX	3939 IH-35 South	Suite 610	San Marcos, TX 78666
Pleasant Prairie, WI	11211 120th Ave.	Suite 504	Pleasant Prairie, WI 53158
Dawsonville, GA	800 Highway 400 South	Suite 1052	Dawsonville, GA 30534
Orlando, FL	4975 International Dr.	Suite 3C01	Orlando, FL 32819
Houston, TX	29300 Hempstead Road	Suite 849	Houston, TX 77433
Myrtle Beach, SC	10843 Kings Road (Hwy 17)	Suite 685	Myrtle Beach, SC 29572
Birch Run, MI	12150 Beyer Road	Suite F70	Birch Run, MI 48415
Annapolis, MD	2575 Annapolis Mall		Annapolis, MD 21401
Fox Valley, IL	2308 Fox Valley Center	A-6	Aurora, IL 60504
Natick, MA	1245 Worcester Street	2068	Natick MA 017604
Montgomery Mall, MD	7101 Democracy Blvd.		Bethesda, MD 20617

EXHIBIT 1.1 (I)(2)

INTERCOMPANY SUBORDINATION AGREEMENT

THIS INTERCOMPANY SUBORDINATION AGREEMENT (this “Agreement”) is dated as of January 28, 2009 and is made by and among the entities listed on the signature page hereto and each Person who hereafter becomes a Guarantor under the Credit Agreement (as defined below) (subsequently joining this Agreement) (each being individually referred to herein as a “Company” and collectively as the “Companies”).

WITNESSETH THAT:

WHEREAS, each capitalized term used herein shall, unless otherwise defined herein, have the meaning specified in that certain Credit Agreement dated as of even date herewith (as it may be hereafter amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Under Armour, Inc., a Maryland corporation (the “Borrower”), the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto (the “Lenders”) PNC Bank, National Association, as Administrative Agent (the “Agent”) for the Lenders, SunTrust Bank, as Syndication Agent, and Compass Bank, as Documentation Agent; and

WHEREAS, pursuant to the Credit Agreement and the other Loan Documents referred to and defined in the Credit Agreement, the Lenders intend to make Loans to the Borrower; and

WHEREAS, the Companies are or may become indebted to each other (the Indebtedness of each of the Companies to any other Company, now existing or hereafter incurred (whether created directly or acquired by assignment or otherwise), and interest and premiums, if any, thereon and other amounts payable in respect thereof are hereinafter collectively referred to as the “Intercompany Indebtedness”); and

WHEREAS, the obligations of the Lenders to maintain the Commitments and make Loans to the Borrower from time to time are subject to the condition, among others, that the Companies subordinate the Intercompany Indebtedness to the Obligations of the Borrower or any other Company to the Agent or the Lenders pursuant to the Credit Agreement, the other Loan Documents or any Lender Provided Interest Rate Hedge (collectively, the “Senior Debt”) in the manner set forth herein.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. Intercompany Indebtedness Subordinated to Senior Debt. The recitals set forth above are hereby incorporated by reference. All Intercompany Indebtedness shall be subordinate and subject in right of payment to the prior indefeasible payment in full of all Senior Debt pursuant to the provisions contained herein.

2. Payment Over of Proceeds Upon Dissolution, Etc. Upon any distribution of assets of any Company in the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to any such Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of any such Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any marshalling of assets and liabilities of any such Company (a Company distributing assets as set forth herein being referred to in such capacity as a “Distributing Company”), then and in any such event, the Agent shall be entitled to receive, for the benefit of the Agent and the Lenders as their respective interests may appear, indefeasible payment in full of all amounts due or to become due (whether or not an Event of Default has occurred under the terms of the Loan Documents or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) on or in respect of any and all Senior Debt before the holder of any Intercompany Indebtedness owed by the Distributing Company is entitled to receive any payment on account of the principal of or interest on such Intercompany Indebtedness, and to that end, the Agent shall be entitled to receive, for application to the payment of the Senior Debt, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Intercompany Indebtedness owed by the Distributing Company in any such case, proceeding, dissolution, liquidation or other winding up event.

3. No Commencement of Any Proceeding. Each Company agrees that, so long as the Senior Debt shall remain unpaid, it will not commence, or join with any creditor other than the Lenders and the Agent in commencing, any proceeding referred to in Section 2 herein against any other Company which owes it any Intercompany Indebtedness.

4. Prior Payment of Senior Debt Upon Acceleration of Intercompany Indebtedness. If any portion of the Intercompany Indebtedness owed by any Company becomes or is declared due and payable before its stated maturity, then and in such event the Agent and the Lenders shall be entitled to receive indefeasible payment in full of all amounts due and to become due on or in respect of the Senior Debt (whether or not an Event of Default has occurred under the terms of the Credit Agreement or the other Loan Documents, or the Senior Debt has been declared due and payable prior to the date on which it would otherwise have become due and payable) before the holder of any such Intercompany Indebtedness is entitled to receive any payment thereon.

5. No Payment When Senior Debt in Default. If any Event of Default shall have occurred and be continuing, or such an Event of Default or Potential Default would result from or exist after giving effect to a payment with respect to any portion of the Intercompany Indebtedness, unless the Required Lenders shall have consented to or waived the same, so long as any of the Senior Debt shall remain outstanding, no payment shall be made by any Company owing such Intercompany Indebtedness on account of principal or interest on any portion of the Intercompany Indebtedness.

6. Payment Permitted if No Default. Nothing contained in this Agreement shall prevent any of the Companies, at any time except during the pendency of any of the conditions described in Sections 2, 4 and 5, from making payments at any time of principal of or interest on any portion of the Intercompany Indebtedness, or the retention thereof by any of the Companies of any money deposited with them for the payment of or on account of the principal of or interest on the Intercompany Indebtedness.

7. Receipt of Prohibited Payments. If, notwithstanding the foregoing provisions of Sections 2, 4, 5 and 6, a Company which is owed Intercompany Indebtedness by a Distributing Company shall have received any payment or distribution of assets from the Distributing Company of any kind or character, whether in cash, property or securities, then and in such event such payment or distribution shall be held in trust for the benefit of the Agent and the Lenders as their respective interests may appear, shall be segregated from other funds and property held by such Company, and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to or held as collateral (in the case of noncash property or securities) for the payment or prepayment of the Senior Debt in accordance with the terms of the Credit Agreement.

8. Rights of Subrogation. Each Company agrees that no payment or distribution to the Agent or the Lenders pursuant to the provisions of this Agreement shall entitle it to exercise any rights of subrogation in respect thereof until the Senior Debt shall have been indefeasibly paid in full and the Commitments shall have terminated and the Letters of Credit have expired.

9. Instruments Evidencing Intercompany Indebtedness. Each Company shall cause each instrument which now or hereafter evidences all or a portion of the Intercompany Indebtedness to be conspicuously marked as follows:

“This instrument is subject to the terms of an Intercompany Subordination Agreement dated as of January 28, 2009 in favor of PNC Bank, National Association, as Agent for the Lenders referred to therein, which Intercompany Subordination Agreement is incorporated herein by reference. Notwithstanding any contrary statement contained in this instrument, no payment on account of the principal thereof or interest thereon shall become due or payable except in accordance with the express terms of said Intercompany Subordination Agreement.”

Each Company will further mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement.

10. Agreement Solely to Define Relative Rights. The purpose of this Agreement is solely to define the relative rights of the Companies, on the one hand, and the Agent and the Lenders, on the other hand. Nothing contained in this Agreement is intended to or shall impair, as between any of the Companies and their creditors other than the Agent and the Lenders, the obligation of the Companies to each other to pay the principal of and interest on the Intercompany Indebtedness as and when the same shall become due and payable in accordance with its terms, or is intended to or shall affect the relative rights among the Companies and their creditors other than the Agent and the Lenders, nor shall anything herein prevent any of the Companies from exercising all remedies otherwise permitted by applicable Law upon default under any agreement pursuant to which the Intercompany Indebtedness is created, subject to the rights, if any, under this Agreement of the Agent and the Lenders to receive cash, property or securities otherwise payable or deliverable with respect to the Intercompany Indebtedness.

11. No Implied Waivers of Subordination. No right of the Agent or any Lender to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Company or by any act or failure to act by the Agent or any Lender, or by any non-compliance by any Company with the terms, provisions and covenants of any agreement pursuant to which the Intercompany Indebtedness is created, regardless of any knowledge thereof with which the Agent or any Lender may have or be otherwise charged. Each Company by its acceptance hereof shall agree that, so long as there is Senior Debt outstanding or Commitments in effect under the Credit Agreement, such Company shall not agree to sell, assign, pledge, encumber or otherwise dispose of, or agree to compromise, the obligations of the other Companies with respect to their Intercompany Indebtedness, other than by means of payment of such Intercompany Indebtedness according to its terms, without the prior written consent of the Agent.

Without in any way limiting the generality of the foregoing paragraph, the Agent or any of the Lenders may, at any time and from time to time, without the consent of or notice to the Companies, without incurring responsibility to the Companies and without impairing or releasing the subordination provided in this Agreement or the obligations hereunder of the Companies to the Agent and the Lenders, do any one or more of the following: (i) change the manner, place or terms of payment, or extend the time of payment, renew or alter the Senior Debt or otherwise amend or supplement the Senior Debt or the Loan Documents; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing the Senior Debt; (iii) release any person liable in any manner for the payment or collection of the Senior Debt; and (iv) exercise or refrain from exercising any rights against any of the Companies and any other person.

12. Additional Subsidiaries. The Companies covenant and agree that they shall cause Subsidiaries created or acquired after the date of this Agreement, and any other Subsidiaries required to join this Agreement pursuant to Section 7.2.8 [Subsidiaries] or otherwise under the Credit Agreement, to execute a Guarantor Joinder in substantially the form of Exhibit 1.1(G)(1) to the Credit Agreement, whereby such Subsidiary joins this Agreement and subordinates all Indebtedness owed to any such Subsidiary by any of the Companies or other Subsidiaries hereafter created or acquired to the Senior Debt.

13. Continuing Force and Effect. This Agreement shall continue in force for so long as any portion of the Senior Debt remains unpaid and any Commitments or Letters of Credit under the Credit Agreement remain outstanding, it being contemplated that this Agreement be of a continuing nature.

14. Modification, Amendments or Waivers. Any and all agreements amending or changing any provision of this Agreement or the rights of the Agent or the Lenders hereunder, and any and all waivers or consents to Events of Default or other departures from the due performance of the Companies hereunder, shall be made only by written agreement, waiver or consent signed by the Agent, acting on behalf of all the Lenders, with the written consent of the Required Lenders, any such agreement, waiver or consent made with such written consent being effective to bind all the Lenders.

15. Expenses. The Companies unconditionally and jointly and severally agree upon demand to pay to the Agent and the Lenders the amount of any and all out-of-pocket costs, expenses and disbursements, including fees and expenses of counsel (including the allocated costs of staff counsel) for which reimbursement is customarily obtained, which the Agent or any of the Lenders may incur in connection with (a) the administration of this Agreement, (b) the exercise or enforcement of any of the rights of the Agent or the Lenders hereunder, or (c) the failure by the Companies to perform or observe any of the provisions hereof.

16. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

17. Governing Law. This Agreement shall be a contract under the internal laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its principles of conflict of laws.

18. Successors and Assigns. This Agreement shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns, and the obligations of the Companies shall be binding upon their respective successors and permitted assigns, provided, that no company may assign or transfer its rights or obligations hereunder or any interest herein and any such purported assignment or transfer shall be null and void. The duties and obligations of the Companies may not be delegated or transferred by the Companies without the written consent of the Required Lenders and any such delegation or transfer without such consent shall be null and void. Except to the extent otherwise required by the context of this Agreement, the word “Lenders” when used herein shall include, without limitation, any holder of a Note or an assignment of rights therein originally issued to a Lender under the Credit Agreement, and each such holder of a Note or assignment shall have the benefits of this Agreement to the same extent as if such holder had originally been a Lender under the Credit Agreement.

19. Joint and Several Obligations. Each of the obligations of each and every Company under this Agreement is joint and several. The Agent and the Lenders, or any of them, may, in their sole discretion, elect to enforce this Agreement against any Company without any duty or responsibility to pursue any other Company and such an election by the Agent and the Lenders, or any of them, shall not be a defense to any action the Agent and the Lenders, or any of them, may elect to take against any Company. Each of the Lenders and Agent hereby reserve all rights against each Company.

20. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

21. Attorneys-in-Fact. Each of the Companies hereby authorizes and empowers the Agent, at its election and in the name of either itself, for the benefit of the Agent and the Lenders as their respective interests may appear, or in the name of each such Company as is owed Intercompany Indebtedness, to execute and file proofs and documents and take any other action the Agent may deem advisable to completely protect the Agent’s and the Lenders’ interests in the Intercompany Indebtedness and their right of enforcement thereof, and to that end each of the Companies hereby irrevocably makes, constitutes and appoints the Agent, its officers, employees and agents, or any of them, with full power of substitution, as the true and lawful attorney-in-fact and agent of such Company, and with full power for such Company, and in the name, place and stead of such Company for the purpose of carrying out the provisions of this Agreement, and taking any action and executing, delivering, filing and recording any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof, which power of attorney, being given for security, is coupled with an interest and is irrevocable. Each Company hereby ratifies and confirms, and agrees to ratify and confirm, all action taken by the Agent, its officers, employees or agents pursuant to the foregoing power of attorney.

22. Application of Payments. In the event any payments are received by the Agent under the terms of this Agreement for application to the Senior Debt at any time when the Senior Debt has not been declared due and payable and prior to the date on which it would otherwise become due and payable, such payment shall constitute a voluntary prepayment of the Senior Debt for all purposes under the Credit Agreement.

23. Remedies. In the event of a breach by any of the Companies in the performance of any of the terms of this Agreement, the Agent, on behalf of the Lenders, may demand specific performance of this Agreement and seek injunctive relief and may exercise any other remedy available at law or in equity, it being recognized that the remedies of the Agent on behalf of the Lenders at law may not fully compensate the Agent on behalf of the Lenders for the damages they may suffer in the event of a breach hereof.

24. Consent to Jurisdiction; Waiver of Jury Trial. Each of the Companies hereby irrevocably consents to the non-exclusive jurisdiction of any Pennsylvania State or Federal Court sitting in Pittsburgh, Pennsylvania, waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to the Companies at the addresses set forth or referred to in Section 24 hereof and service so made shall be deemed to be completed upon actual receipt thereof. Each of the Companies waives any objection to jurisdiction and venue of any action instituted against it as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue, AND EACH OF THE

COMPANIES WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT TO THE FULL EXTENT PERMITTED BY LAW.

Each Company hereby appoints a process agent, Corporation Service Company, (the “Process Agent”) as its agent to receive on behalf of such party and its respective property, service of copies of the summons and complaint and any other process which may be served in any action or proceeding. Such service may be made by mailing or delivering a copy of such process to any of the Companies in care of the Process Agent at the Process Agent’s address, and each of the Companies hereby authorizes and directs the Process Agent to receive such service on its behalf. Each Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions (or any political subdivision thereof) by suit on the judgment or in any other manner provided by law. Each Company further agrees that it shall, for so long as any Commitment, Letter of Credit or any obligation of any Loan Party to the Lender remains outstanding, continue to retain Process Agent for the purposes set forth in this Section 24. The Process Agent hereby accepts the appointment of Process Agent by the Companies and agrees to act as Process Agent on behalf of the Companies. The Process Agent has an address of, on the date hereof, 2711 Centerville Road, Suite 400, Wilmington, DE 19808, United States.

25. EXCEPT AS PROHIBITED BY LAW, EACH COMPANY, THE AGENT AND THE LENDERS HEREBY WAIVE TRIAL BY A JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE COLLATERAL TO THE FULLEST EXTENT PERMITTED BY LAW.

26. Notices. All notices, statements, requests and demands and other communications given to or made upon the Companies, the Agent or the Lenders in accordance with the provisions of this Agreement shall be given or made as provided in Section 10.5 [Notices] of the Credit Agreement.

27. Rules of Construction. The rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Agreement.

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Signatures follow on next page.

[SIGNATURE PAGE TO

INTERCOMPANY SUBORDINATION AGREEMENT]

WITNESS the due execution hereof as of the day and year first above written.

UNDER ARMOUR, INC.,
a Maryland corporation

By:
Printed:
Title:

UNDER ARMOUR MANUFACTURING, LLC, a Maryland limited liability company

By: Under Armour, Inc., a Maryland corporation, its sole member

By:
Printed:
Title:

UNDER ARMOUR RETAIL, INC., a Maryland corporation

By:
Printed:
Title:

[SIGNATURE PAGE TO

INTERCOMPANY SUBORDINATION AGREEMENT]

UNDER ARMOUR HOLDINGS, INC.,
a Maryland corporation

By:
Printed:
Title:

UNDER ARMOUR RETAIL OF MARYLAND, L.L.C.
UNDER ARMOUR RETAIL OF FLORIDA, LLC
UNDER ARMOUR RETAIL OF OHIO, LLC
UNDER ARMOUR RETAIL OF CALIFORNIA, LLC
UNDER ARMOUR RETAIL OF TEXAS, LLC
UNDER ARMOUR RETAIL OF WISCONSIN, LLC
UNDER ARMOUR RETAIL OF MASSACHUSETTS, LLC
UNDER ARMOUR RETAIL OF PENNSYLVANIA, LLC
UNDER ARMOUR RETAIL OF DELAWARE, LLC
UNDER ARMOUR RETAIL OF GEORGIA, LLC
UNDER ARMOUR RETAIL OF NEW YORK, LLC
UNDER ARMOUR RETAIL OF NEW JERSEY, LLC
UNDER ARMOUR RETAIL OF DC, LLC
UNDER ARMOUR RETAIL OF CONNECTICUT, LLC
UNDER ARMOUR RETAIL OF ILLINOIS, LLC
UNDER ARMOUR RETAIL OF SOUTH CAROLINA, LLC
UNDER ARMOUR RETAIL OF MICHIGAN, LLC
UNDER ARMOUR RETAIL OF MAINE, LLC
UNDER ARMOUR RETAIL OF TENNESSEE, LLC
UNDER ARMOUR RETAIL OF VIRGINIA, LLC, each a limited liability company

By: Under Armour Retail, Inc., its sole member

By:
Printed:
Title:

EXHIBIT 1.1 (L)

LOCKBOX AGREEMENT

                    , 20

Attention:

Ladies and Gentlemen:

Reference is made to account number                                  (the “Blocked Account”) at                              (the “the Depositary Bank”), into which certain monies, instruments and other properties are deposited on behalf of Under Armour, Inc., a Maryland corporation (the “Customer”). PNC Bank, National Association (the “Agent”) hereby advises the the Depositary Bank that pursuant to that certain Credit Agreement by and among the Customer, the Lenders party thereto, the Guarantors party thereto, the Agent, as Administrative Agent, SunTrust Bank, as Syndication Agent, and Compass Bank, as Documentation Agent, and the other documents executed and delivered in connection therewith (collectively, the “Loan Documents”), the Customer has granted to the Agent, for the benefit of the Lenders, a security interest in, among other things, the Blocked Account and all proceeds thereof. All capitalized terms used in this letter that are not otherwise defined herein shall have the meanings assigned to them in the Loan Documents.

By signing this letter agreement (this “Lockbox Agreement”), the Depositary Bank: (i) acknowledges the above notice from the Agent of the security interest granted to the Agent, for the benefit of the Lenders, in the Blocked Account; (ii) confirms that the Depositary Bank has received no currently effective notice of any pledge or assignment of the Blocked Account (other than pursuant to this Lockbox Agreement); and (iii) agrees that, to the extent of the obligations of the Customer incurred, or to be incurred, under the Loan Documents and until this Lockbox Agreement is terminated, the Depositary Bank shall have no security interest or rights in or claims to the funds in the Blocked Account except as set forth herein. Further, it is hereby agreed that:

(a)	Prior to the date hereof, the Blocked Account was maintained solely for the benefit of, and under the sole dominion and control, of the Customer, its designated employees and agents and was entitled “ .” As of the date hereof: (i) the Blocked Account will be maintained solely for the benefit of the Agent and will be under the sole dominion and control of the Agent, except as set forth in paragraph (d) below; (ii) the name of the Blocked Account will be changed to “Customer for the benefit of Agent”; and (iii) the Blocked Account will be subject to written instructions from an officer of the Agent.

(b)	All expenses for the maintenance of the Blocked Account and all expenses arising under this Lockbox Agreement are the responsibility of the Customer.

(c)

Unless the Agent directs the Depositary Bank in writing to the contrary, and subject to the Depositary Bank’s right to place holds for uncollected funds pursuant to Federal Reserve Regulation CC and the Depositary Bank’s customary procedures, the Depositary Bank agrees to wire transfer the funds in the Blocked Account, on a daily basis and in same day funds, to such account as the Agent may direct in writing.

(d)	Notwithstanding the foregoing, the Depositary Bank shall have the right at any time to set-off against and withdraw funds from the Blocked Account for: (i) items credited to the Blocked Account in error or which were unpaid for any reason; (ii) any amounts deposited therein in error or as necessary to correct processing errors; (iii) the Depositary Bank’s fees and expenses owed by Customer and Agent for the maintenance of the Blocked Account and for the Depositary Bank’s services under this Lockbox Agreement; and (iv) reasonable attorney’s fees of the Depositary Bank’s counsel for the review, negotiation and enforcement of this Lockbox Agreement, which attorney’s fees Customer hereby agrees to pay. Except as set forth in this paragraph, all transfers referred to in paragraph (c) above shall be made by the Depositary Bank irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off.

(e)	The Customer agrees that the Agent shall have full and irrevocable right, power and authority to take any action which Agent deems reasonably necessary or appropriate to preserve or protect its interest in the Blocked Account consistent with this Lockbox Agreement and the Loan Documents.

(f)	The Depositary Bank will follow its customary procedures for determining whether or not to honor any checks, drafts or other payment requests drawn on or with respect to the Blocked Account. Any electronic funds transfers (wire, automated clearing house, etc.) to or from the Blocked Account will be subject to the terms and conditions of the Depositary Bank’s standard agreements for such services, as in effect and as amended from time to time. In the event of any conflict between the terms and conditions of such agreements and those of this Lockbox Agreement, then this Lockbox Agreement shall control.

(g)	The Depositary Bank will not modify or alter the Depositary Bank’s arrangements with the Customer concerning the Blocked Account without the Agent’s prior written consent.

(h)	The Depositary Bank may rely, and shall be protected in acting or refraining from acting, upon any notice (including, without limitation, to electronically confirmed facsimiles of such notice) believed by the Depositary Bank to be genuine and to have been given by the proper party or parties.

(i)	This Lockbox Agreement shall not be effective until signed by the Agent, the Customer and the Depositary Bank and shall then be binding upon the parties hereto and their respective successors and assigns. In the absence of fraud or abuse on the part of the Customer or any of its subsidiaries, the Depositary Bank may not terminate this Lockbox Agreement or the Blocked Account without giving thirty (30) days’ prior written notice thereof to both the Customer and the Agent. Upon such termination, the Depositary Bank shall close the Blocked Account and transfer all funds therein and any future instruments deposited in the Blocked Account to the Agent.

(j)

The Customer and the Agent agree to indemnify, defend and hold harmless the Depositary Bank and its affiliates, directors, officers, employees, agents, successors and assigns (each a “Bank Indemnitee”) from and against any and all liabilities, losses, claims, damages, demands, costs and expenses of every kind (including, without limitation, costs incurred as a result of items being deposited in the Blocked Account and being unpaid for any reason, reasonable attorney’s fees

2

and the reasonable charges of the Depositary Bank’s in-house counsel) incurred or sustained by any Bank Indemnitee arising out of the Depositary Bank’s performance of the services contemplated by this Lockbox Agreement, except to the extent such liabilities, losses, claims, damages, demands, costs and expenses are the direct result of the Depositary Bank’s gross negligence or willful misconduct. Compliance by the Depositary Bank with its standard procedures for the services provided hereunder shall be deemed to be the exercise of ordinary care by the Depositary Bank. The Depositary Bank shall have no obligation to review or confirm that any actions taken pursuant to this Lockbox Agreement comply with the Loan Documents or any other agreement or document. The provisions of this paragraph shall survive termination of this Lockbox Agreement.

(k)	The Depositary Bank will not be liable to the Customer or the Agent for any expense, claim, loss, damage or cost (“Damages”) arising out of or relating to its performance under this Lockbox Agreement other than Damages which result directly from its acts or omissions constituting gross negligence or willful misconduct. In no event will the Depositary Bank be liable for any punitive, special, indirect, or consequential damages, including, without limitation, lost profits, even if advised of the possibility or likelihood of such damages.

(l)	The Customer and the Depositary Bank agree to indemnify, defend and hold harmless the Agent and its affiliates, directors, officers, employees, agents, successors and assigns (each an “Agent Indemnitee”) from and against any and all liabilities, losses, claims, damages, demands, costs and expenses of every kind (including, without limitation, costs incurred as a result of items being deposited in the Blocked Account and being unpaid for any reason, reasonable attorney’s fees and the reasonable charges of the Agent’s in-house counsel) incurred or sustained by any Agent Indemnitee arising out of the Agent’s performance of the services contemplated by this Lockbox Agreement, except to the extent such liabilities, losses, claims, damages, demands, costs and expenses are the direct result of the Agent’s gross negligence or willful misconduct. Compliance by the Agent with its standard procedures for the services provided hereunder shall be deemed to be the exercise of ordinary care by the Agent. The Agent shall have no obligation to review or confirm that any actions taken pursuant to this Lockbox Agreement comply with the Loan Documents or any other agreement or document. The provisions of this paragraph shall survive termination of this Lockbox Agreement.

(m)	The Agent will not be liable to the Customer or the Depositary Bank for any Damages arising out of or relating to its performance under this Lockbox Agreement other than Damages which result directly from its acts or omissions constituting gross negligence. In no event will the Agent be liable for any punitive, special, indirect, or consequential damages, including, without limitation, lost profits, even if advised of the possibility or likelihood of such damages.

(n)

If the Customer becomes subject to a voluntary or involuntary proceeding under the United States Bankruptcy Code, or if the Depositary Bank is otherwise served with legal process or becomes aware of facts or circumstances which the Depositary Bank in good faith believes affects its ability to carry out the terms of this Agreement or the disposition of funds deposited in the Blocked Account, the Depositary Bank shall have the right: (a) to place a hold on funds deposited in the Blocked Account until such time as the Depositary Bank receives an appropriate order from a court of competent jurisdiction or other assurances satisfactory to the Depositary Bank establishing that this Agreement may be effectuated and/or funds may continue to be disbursed according to the instructions contained in this Lockbox Agreement; or (b) to commence, at the Customer’s expense, an interpleader action in any court of competent

3

jurisdiction and to take no further action except in accordance with joint instructions from the Customer and the Agent or in accordance with the final order of court in such action.

(o)	This Lockbox Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, each of which when so executed shall be an original, but all of which shall together constitute one and the same instrument.

(p)	This Lockbox Agreement shall be governed by and construed in accordance with the laws of the State of Pennsylvania.

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Acknowledged and agreed to this      day of             , 20        .

[DEPOSITARY BANK]

By:
Name:
Title:

The Customer hereby agrees and consents to all of the terms and conditions of the foregoing Lockbox Agreement and authorizes and directs the Depositary Bank to take any and all action required or requested by the Agent or otherwise necessary to implement and maintain compliance with such terms and conditions.

[CUSTOMER]

By:
Name:
Title:

4

EXHIBIT 1.1 (N)(1)

REVOLVING CREDIT NOTE

[US $ ]	Pittsburgh, Pennsylvania
[ ], 2009

FOR VALUE RECEIVED, the undersigned, UNDER ARMOUR, INC., a Maryland corporation (herein called the “Borrower”), hereby promises to pay to the order of [                    ] (the “Lender”), the lesser of (i) the principal sum of [                     (US $                    )] [LENDER’S REVOLVING CREDIT COMMITMENT], or (ii) the aggregate unpaid principal balance of all revolving credit loans made by the Lender to the Borrower pursuant to the Credit Agreement (the “Revolving Credit Loans”), dated as of [                    , 2009], among each of the Borrower, the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto, and PNC Bank, National Association, as Agent (hereinafter referred to in such capacity as the “Agent”) (as amended, restated, modified, or supplemented from time to time, the “Credit Agreement”), payable by 11:00 am on the Expiration Date, together with interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to, or as otherwise provided in, the Credit Agreement.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

Interest on the unpaid principal balance hereof from time to time outstanding from the date hereof will be payable at the times provided for in the Credit Agreement. Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Revolving Credit Note (this “Note”) and all other obligations due and payable to the Lender pursuant to the Credit Agreement and the other Loan Documents at a rate per annum as set forth in Section 3.3 of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim, or other deduction of any nature at the office of the Agent located at The PNC Financial Services Group, 2 Hopkins Plaza, 21st Floor, Baltimore, Maryland 21201, Attention: Mr. John E. Hehir, Senior Vice President, Corporate Banking, unless otherwise directed in writing by the holder hereof, in lawful money of the United States of America in immediately available funds.

This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests, and Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified. The Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Lender and its successors and assigns. All references herein to the “Borrower” and the “Lender” shall be deemed to apply to the Borrower and the Lender, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflicts of law principles.

The remainder of this page is left blank intentionally.

Signatures follow on next page.

[SIGNATURE PAGE TO REVOLVING CREDIT NOTE]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Note by its duly authorized officer with the intention that it constitute a sealed instrument.

UNDER ARMOUR, INC.,
a Maryland corporation

By:
Printed:
Title:

EXHIBIT 1.1 (N)(2)

SWING LOAN NOTE

US $10,000,000	Pittsburgh, Pennsylvania
January 28, 2009

FOR VALUE RECEIVED, the undersigned, UNDER ARMOUR, INC., a Maryland corporation (herein called the “Borrower”), hereby unconditionally promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the “Lender”), the lesser of (i) the principal sum of Ten Million Dollars (US $10,000,000), or (ii) the aggregate unpaid principal balance of all Swing Loans made by the Lender to the Borrower pursuant to that Credit Agreement, dated as of January 28, 2009, among each of the Borrower, the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto, the Lender, as administrative agent for the other Lenders party thereto (hereinafter referred to in such capacity as the “Agent”), SunTrust Bank, as Syndication Agent, and Compass Bank, as Documentation Agent (as amended, restated, modified, or supplemented from time to time, the “Credit Agreement”), payable with respect to each Swing Loan evidenced hereby on the earlier of (i) demand by the Lender or (ii) by 11:00 a.m. Pittsburgh time on the Expiration Date, or at such other time specified in the Credit Agreement.

All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

The Borrower shall pay interest on the unpaid principal balance of each Swing Loan from time to time outstanding hereunder from the date hereof at the rate per annum and on the date(s) provided in the Credit Agreement. Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the entire principal amount of the then outstanding Swing Loans evidenced by this Swing Loan Note (this “Note”) at a rate per annum as set forth in Section 3.3 of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim or other deduction of any nature at the office of the Agent located at The PNC Financial Services Group, 2 Hopkins Plaza, 21st Floor, Baltimore, Maryland 21201, Attention: Mr. John E. Hehir, Senior Vice President, Corporate Banking, unless otherwise directed in writing by the Agent, in lawful money of the United States of America in immediately available funds.

This Note is the Swing Loan Note referred to in, and is entitled to the benefits of, the Credit Agreement and the other Loan Documents, including the representations, warranties, covenants, conditions and liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on demand or otherwise, on account of principal hereof prior to maturity upon the terms and conditions therein specified. The Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

The Borrower acknowledges and agrees that the Lender may at any time and in its sole discretion demand payment of all amounts outstanding under this Note without prior notice to the Borrower.

This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Lender and its successors and assigns. All references herein to the “Borrower”, the “Agent” and the “Lender” shall be deemed to apply to the Borrower, the Agent and the Lender, respectively, and their respective successors and assigns.

This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without giving effect to its conflict of laws principles.

The remainder of this page is left blank intentionally.

Signatures follow on next page.

2

[SIGNATURE PAGE TO SWING LOAN NOTE]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Swing Loan Note by its duly authorized officers with the intention that it constitute a sealed instrument.

UNDER ARMOUR, INC.,
a Maryland corporation

By:
Printed:
Title:

EXHIBIT 1.1 (P)(2)

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated as of January 28, 2009 (as amended, restated, supplemented or modified from time to time, this “Agreement”), is given, made and entered into by EACH OF THE PERSONS LISTED ON THE SIGNATURE PAGES HERETO AND EACH OF THE OTHER PERSONS WHICH BECOME PLEDGORS HEREUNDER FROM TIME TO TIME, (each, a “Pledgor” and collectively, the “Pledgors”), a Pledgor of the corporations, limited liability companies, partnerships or other entities as set forth on Schedule A hereto (each a “Company” and collectively the “Companies”), and PNC BANK, NATIONAL ASSOCIATION, as the administrative agent for itself and the other Lenders under the Credit Agreement described below (the “Administrative Agent”).

WHEREAS, pursuant to that certain Credit Agreement (amended, restated, supplemented or modified from time to time, the “Credit Agreement”) dated as of January 28, 2009, by and among Under Armour, Inc., a Maryland corporation (the “Borrower”), each of the Guarantors party thereto, the Lenders party thereto, the Administrative Agent, SunTrust Bank as Syndication Agent, and Compass Bank, as Documentation Agent, the Administrative Agent and the Lenders have agreed to provide certain loans and other financial accommodations to the Borrower; and

WHEREAS, pursuant to and in consideration of the Credit Agreement, certain of the issued and outstanding capital stock, shares, securities, member interests, partnership interests and other ownership interests of each of the Companies is to be pledged to the Administrative Agent in accordance herewith; and

WHEREAS, each Pledgor owns the outstanding capital stock, shares, securities, member interests, partnership interests and other ownership interests of the Companies as set forth on Schedule A hereto.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Defined Terms.

(a) Except as otherwise expressly provided herein, capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Credit Agreement. Where applicable and except as otherwise expressly provided herein, terms used herein (whether or not capitalized) shall have the respective meanings assigned to them in the Uniform Commercial Code as enacted in the State of Maryland, as amended from time to time (the “Code”).

(b) “Pledged Collateral” shall mean and include all of each Pledgor’s present and future right, title and interest in and to the following: (i) all investment property, capital stock, shares, securities, member interests, partnership interests, warrants, options, put rights, call rights, similar rights, and all other ownership or participation interests in any entity or business or in the revenue, income, or profits thereof; (ii) all property of each Pledgor in the Administrative Agent’s possession or in transit to or from, under the custody or control of, or on deposit with, the Administrative Agent or any Affiliate thereof, including deposit and other accounts; (iii) cash and cash equivalents (collectively referred to herein as “Investments”, including all Investments listed on Schedule A attached hereto and made a part hereof, and all rights and privileges pertaining thereto, including, without limitation, all present and future Investments receivable in respect of or in exchange for any Investments, and all rights under shareholder, member, partnership agreements and other similar agreements relating to any Investments, all rights to subscribe for Investments, whether or not incidental to or arising from ownership of any Investments; (iv) all Investments hereafter pledged by any Pledgor to Administrative Agent to secure the Secured Obligations; (v) together with all cash, interest, stock and other dividends or distributions paid or payable on any of the foregoing, and all books and records (whether paper, electronic or any other medium) pertaining to the foregoing, including, without limitation, all stock record and transfer books, and together with whatever is received when any of the foregoing is sold, exchanged, replaced or otherwise disposed of, including all proceeds, as such term is defined in the Code, and all other investment property and similar assets of any Pledgor; and (vi) all cash and non-cash proceeds (including, without limitation, insurance proceeds) of any of the foregoing property, all products thereof, and all additions and accessions thereto, substitutions therefor and replacements.

(c) “Company” and “Companies” shall mean one or more of the entities issuing any of the Collateral which is or should be (in accordance with Section 5(g) hereto) described on Schedule A hereto.

(d) “Secured Obligations” shall mean and include the following: (i) all now existing and hereafter arising Obligations of each and every Pledgor to the Administrative Agent, the Lenders, or any provider of a Lender Provided Interest Rate Hedge or an Other Lender Provided Financial Service Product (an “IRH Provider”) under the Credit Agreement or any of the other Loan Documents, including all obligations, liabilities, and indebtedness, whether for principal, interest, fees, expenses or otherwise, of each and every Pledgor to the Administrative Agent, the Lenders, or any IRH Provider, now existing or hereafter incurred under the Credit Agreement or the Notes or the Guaranty Agreement or any of the other Loan Documents as any of the same or any one or more of them may from time to time be amended, restated, modified, or supplemented, together with any and all extensions, renewals, refinancings, and refundings thereof in whole or in part (and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceeding with respect to the Borrower or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation, liability or indebtedness is not enforceable or allowable in such proceeding, and including all obligations, liabilities and indebtedness arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to extension of credit is not satisfied); (ii) all reimbursement obligations of each and every Pledgor with respect to any one or more Letters of Credit issued by Administrative Agent or any Lender; (iii) all indebtedness, loans, obligations, expenses and liabilities of each and every Pledgor to the Administrative Agent, any of the Lenders, or any IRH Provider, arising out of any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Products; and (iv) any sums advanced by the Administrative Agent or the Lenders or which may otherwise become due pursuant to the provisions of the Credit Agreement, the Notes, this Agreement, or any other Loan Documents or pursuant to any other document or instrument at any time delivered to the Administrative Agent in connection therewith, including commitment, letter of credit, agent or other fees and charges, and indemnification obligations under any such document or instrument, together with all interest payable on any of the foregoing, whether such sums are advanced or otherwise become due before or after the entry of any judgment for foreclosure or any judgment on any Loan Document or with respect to any default under any of the Secured Obligations.

2. Grant of Security Interests.

(a) To secure on a first priority perfected basis the payment and performance of all Secured Obligations in full, each Pledgor hereby grants to the Administrative Agent a continuing first priority security interest under the Code in and hereby pledges to Administrative Agent, in each case for the benefit of each of the Lenders and Administrative Agent and any provider of Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Products, all of such Pledgor’s now existing and hereafter acquired or arising right, title and interest in, to, and under the Pledged Collateral whether now or hereafter existing and wherever located.

(b) Upon the execution and delivery of this Agreement, each Pledgor shall deliver to and deposit with the Administrative Agent in pledge, all of such Pledgor’s certificates, instruments or other documents comprising or evidencing the Pledged Collateral, together with undated stock powers, instruments or other documents signed in blank by such Pledgor. In the event that any Pledgor should ever acquire or receive certificates, securities, instruments or other documents evidencing the Pledged Collateral, such Pledgor shall deliver to and deposit with the Administrative Agent in pledge, all such certificates, securities, instruments or other documents which evidence the Pledged Collateral.

(c) Notwithstanding anything to the contrary contained in this Agreement, the Pledged Collateral with respect to any one Company not incorporated or otherwise organized under the laws of a state of the United States of America or the District of Columbia shall not exceed sixty-five percent (65%) of the total combined voting power of all classes of capital stock, shares, securities, member interests, partnership interests and other ownership interests entitled to vote of such Company, and this Agreement shall not apply to any such stock, shares, securities, member interests, partnership interests or ownership interests which are in excess of such sixty-five percent (65%) limitation. To the extent the Administrative Agent receives more than sixty-five percent (65%) of the total combined voting power of all classes of capital stock, shares, securities, member interests, partnership interests and other ownership interests entitled to vote of any Company, Administrative Agent shall return such excess stock, shares, securities, member interests, partnership interests and other ownership interests upon the request of a Pledgor.

3. Further Assurances.

Prior to or concurrently with the execution of this Agreement, and thereafter at any time and from time to time upon reasonable request of the Administrative Agent, each Pledgor shall execute and deliver to the Administrative Agent all financing statements, continuation financing statements, assignments, certificates and documents of title, affidavits, reports, notices, schedules of account, letters of authority, further pledges, powers of attorney and all other documents (collectively, the “Security Documents”) which the Administrative Agent may reasonably request, in form reasonably satisfactory to the Administrative Agent, and take such other action which the Administrative Agent may reasonably request, to perfect and continue perfected and to create and maintain the first priority status of the Administrative Agent’s security interest in the Pledged Collateral and to fully consummate the transactions contemplated under this Agreement. Each Pledgor hereby irrevocably makes, constitutes and appoints the Administrative Agent (and any of the Administrative Agent’s officers or employees or agents designated by the Administrative Agent) as such Pledgor’s true and lawful attorney with power to sign the name of such Pledgor on all or any of the Security Documents which the Administrative Agent determines must be executed, filed, recorded or sent in order to perfect or continue perfected the Administrative Agent’s security interest in the Pledged Collateral in any jurisdiction. Such power, being coupled with an interest, is irrevocable until all of the Secured Obligations have been indefeasibly paid in full and the Commitments have terminated.

4. Representations and Warranties.

Each Pledgor hereby jointly and severally represents and warrants to the Administrative Agent as follows:

(a) Such Pledgor, has and will continue to have (or, in the case of after-acquired Pledged Collateral, at the time such Pledgor acquires rights in such Pledged Collateral, will have and will continue to have), title to its Pledged Collateral, free and clear of all Liens other than Permitted Liens and those in favor of the Administrative Agent for the Lenders and the Administrative Agent;

(b) The capital stock shares, securities, member interests, partnership interests and other ownership interests constituting the Pledged Collateral have been duly authorized and validly issued to such Pledgor (as set forth on Schedule A hereto), are fully paid and nonassessable and constitute the following: (i) one hundred percent (100%) of the issued and outstanding capital stock, member interests, and partnership interests of each Company organized under the laws of the United States of America or the District of Columbia, and (ii) in the case of each Company not incorporated or otherwise organized under the laws of a state of the United States of America or the District of Columbia, sixty-five percent (65%) of the issued and outstanding capital stock, shares, securities, member interests and partnership interests of each of such Company;

(c) The security interests in the Pledged Collateral granted hereunder are valid, perfected and of first priority, subject to the Lien of no other Person other than Permitted Liens;

(d) There are no restrictions upon the transfer of the Pledged Collateral and such Pledgor has the power and authority and right to transfer the Pledged Collateral owned by such Pledgor free of any encumbrances and without obtaining the consent of any other Person;

(e) Such Pledgor has all necessary power to execute, deliver and perform this Agreement;

(f) There are no actions, suits, or proceedings pending or, to such Pledgor’s best knowledge after due inquiry, threatened against or affecting such Pledgor with respect to the Pledged Collateral, at law or in equity or before or by any Official Body, and such Pledgor is not in default with respect to any judgment, writ, injunction, decree, rule or regulation which could adversely affect such Pledgor’s performance hereunder;

(g) This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of such Pledgor, enforceable in accordance with its terms, except to the extent that enforceability of this Agreement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors’ rights generally or limiting the right of specific performance;

(h) Neither the execution and delivery by such Pledgor of this Agreement, nor the compliance with the terms and provisions hereof, will violate any provision of any Law or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any Official Body to which such Pledgor is subject or any provision of any agreement, understanding or arrangement to which Pledgor is a party or by which such Pledgor is bound;

(i) Such Pledgor’s exact legal name is as set forth on the signature page hereto;

(j) The state of incorporation, formation or organization as applicable, of such Pledgor is as set forth on Schedule A hereto;

(k) Such Pledgor’s chief executive office is as set forth on Schedule A to the Security Agreement; and

(l) All rights of such Pledgor in connection with its ownership of each of the Companies are evidenced and governed solely by the stock certificates, instruments or other documents evidencing ownership and organizational documents of each of the Companies and no shareholder or other similar agreements are applicable to any of the Pledged Collateral, and no such certificate, instrument or other document provides that any member interest, or partnership interest or other intangible ownership interest, constituting Pledged Collateral, is a “Security” within the meaning of and subject to Article 8 of the Code; and, the organizational documents of each Company contain no restrictions on the rights of shareholders, members or partners other than those that normally would apply to a company organized under the laws of the jurisdiction of organization of each of the Companies.

5. General Covenants.

Each Pledgor hereby covenants and agrees as follows:

(a) Such Pledgor shall do all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Pledged Collateral; such Pledgor shall be responsible for the risk of loss of, damage to, or destruction of the Pledged Collateral owned by such Pledgor, unless such loss is the result of the gross negligence or willful misconduct of the Administrative Agent.

(b) Such Pledgor shall appear in and defend any action or proceeding of which such Pledgor is aware which could reasonably be expected to affect such Pledgor’s title to, or the Administrative Agent’s interest in, the Pledged Collateral or the proceeds thereof; provided, however, that with the consent of the Administrative Agent such Pledgor may settle such actions or proceedings with respect to the Pledged Collateral;

(c) Such Pledgor shall, and shall cause each of the Companies to, keep separate, accurate and complete records of the Pledged Collateral, disclosing the Administrative Agent’s security interest hereunder;

(d) Such Pledgor shall comply with all Laws applicable to the Pledged Collateral unless any noncompliance would not individually or in the aggregate materially impair the use or value of the Pledged Collateral or the Administrative Agent’s rights hereunder;

(e) Such Pledgor shall pay any and all taxes, duties, fees or imposts of any nature imposed by any Official Body on any of the Pledged Collateral, except to the extent contested in good faith by appropriate proceedings;

(f) Such Pledgor shall permit the Administrative Agent, its officers, employees and agents to inspect, audit, and verify all books and records related to the Pledged Collateral, including reviewing all of such Pledgor’s books and records and copying and making excerpts therefrom, provided that prior to an Event of Default or a Potential Default, the same is done with reasonable advance notice during normal business hours to the extent access to such Pledgor’s premises is required;

(g) Subject to Section 2(c) hereof, to the extent, following the date hereof, such Pledgor acquires capital stock, shares securities, member interests, partnership interests and other ownership interests of any of the Companies or any of the rights, property or securities, shares, capital stock, member interests, partnership interests or any other ownership interests described in the definition of Pledged Collateral with respect to any of the Companies, such ownership interests shall be subject to the terms hereof and, upon such acquisition, shall be deemed to be hereby pledged to the Administrative Agent; and, such Pledgor thereupon shall deliver all such securities, shares, capital stock, member interests, partnership interests and other ownership interests[, if any,] together with an updated Schedule A hereto, to the Administrative Agent together with all such control agreements, financing statements, and any other documents necessary to implement the provisions and purposes of this Agreement as the Administrative Agent may request;

(h) Except as permitted by the Credit Agreement, during the term of this Agreement, such Pledgor shall not sell, assign, replace, retire, transfer or otherwise dispose of its Pledged Collateral;

(i) Such Pledgor will not change its state of incorporation, formation or organization, as applicable, without providing thirty (30) days prior written notice to the Administrative Agent;

(j) Such Pledgor will not change its name without providing thirty (30) days prior written notice to the Administrative Agent;

(k) Such Pledgor shall preserve its existence as a corporation or a limited liability company, as applicable, and except as permitted by the Credit Agreement, shall not (i) in one, or a series of related transactions, merge into or consolidate with any other entity, the survivor of which is not such Pledgor, or (ii) sell all or substantially all of its assets; and

(l) During the term of this Agreement, such Pledgor shall not permit any Company to treat any uncertificated ownership interests as securities which are subject to Article 8 of the Code.

6. Other Rights With Respect to Pledged Collateral.

In addition to the other rights with respect to the Pledged Collateral granted to the Administrative Agent hereunder, at any time and from time to time, after and during the continuation of an Event of Default and following acceleration of the Obligations pursuant to Section 8.2 of the Credit Agreement, the Administrative Agent, at its option and at the expense of the Pledgors, may: (a) transfer into its own name, or into the name of its nominee, all or any part of the Pledged Collateral, thereafter receiving all dividends, income or other distributions upon the Pledged Collateral; (b) take control of and manage all or any of the Pledged Collateral; (c) apply to the payment of any of the Secured Obligations, whether any be due and payable or not, any moneys, including cash dividends and income from any Pledged Collateral, now or hereafter in the hands of the Administrative Agent or provider of Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Products, on deposit or otherwise, belonging to any Pledgor, as the Administrative Agent in its sole discretion shall determine; and (d) do anything which any Pledgor is required but fails to do hereunder.

7. Additional Remedies Upon Event of Default.

Upon the occurrence of any Event of Default and while such Event of Default shall be continuing and following acceleration of the Obligations pursuant to Section 8.2 of the Credit Agreement, the Administrative Agent shall have, in addition to all rights and remedies of a secured party under the Code or other applicable Law, and in addition to its rights under Section 6 above and under the other Loan Documents, the following rights and remedies:

(a) The Administrative Agent may, after ten (10) days’ advance notice to the a Pledgor, sell, assign, give an option or options to purchase or otherwise dispose of such Pledgor’s Pledged Collateral or any part thereof at public or private sale, at any of the Administrative Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Pledgor agrees that ten (10) days’ advance notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor recognizes that the Administrative Agent may be compelled to resort to one or more private sales of the Pledged Collateral to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities, shares, capital stock, member interests, partnership interests or ownership interests for their own account for investment and not with a view to the distribution or resale thereof. The Administrative Agent shall complete all sales, assignments, options or other dispositions in compliance with all applicable securities laws.

(b) The proceeds of any collection, sale or other disposition of the Pledged Collateral, or any part thereof, shall, after the Administrative Agent has made all deductions of expenses, including, without limitation, reasonable attorneys’ fees and other expenses incurred in connection with repossession, collection, sale or disposition of such Pledged Collateral or in connection with the enforcement of the Administrative Agent’s rights with respect to the Pledged Collateral, including in any insolvency, bankruptcy or reorganization proceedings, be applied against the Secured Obligations, whether or not all the same be then due and payable, as set forth in Section 8.2.5 of the Credit Agreement [Application of Proceeds].

8. Administrative Agent’s Duties.

The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

9. Additional Pledgors.

It is anticipated that additional persons will from time to time become Subsidiaries of the Borrower or a Guarantor and will own equity interests in a Subsidiary. In such instance, each Subsidiary will be required to join this Pledge Agreement. It is acknowledged and agreed that such Subsidiaries of the Borrower or of a Guarantor will become Pledgors hereunder and will be bound hereby simply by executing and delivering to Administrative Agent a Guarantor Joinder in the form of Exhibit 1.1(G)(1) to the Credit Agreement. In addition, a new Schedule A hereto shall be provided to Administrative Agent showing the pledge of such equity interests owned by the new Subsidiary.

10. No Waiver; Cumulative Remedies.

No failure to exercise, and no delay in exercising, on the part of the Administrative Agent, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any further exercise thereof or the exercise of any other right, power or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided under the other Loan Documents or by Law. Each Pledgor waives any right to require the Administrative Agent to proceed against any other Person or to exhaust any of the Pledged Collateral or other security for the Secured Obligations or to pursue any remedy in the Administrative Agent’s power.

11. No Discharge Until Indefeasible Payment of the Secured Obligations.

The pledge, security interests, and other Liens and the obligations of each Pledgor hereunder shall not be discharged or impaired or otherwise diminished by any failure, default, omission, or delay, willful or otherwise, by Administrative Agent, or any other obligor on any of the Secured Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Pledgor or which would otherwise operate as a discharge of such Pledgor as a matter of law or equity. Without limiting the generality of the foregoing, each Pledgor hereby consents to, and the pledge, security interests, and other Liens given by such Pledgor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following at any time and from time to time:

(a) any lack of genuineness, legality, validity, enforceability, or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document, any obligations in connection with any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Products or any of the Secured Obligations and regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of the Secured Obligations, any of the terms of the Loan Documents, or any rights of the Administrative Agent or any other Person with respect thereto;

(b) any increase, decrease, or change in the amount, nature, type or purpose of any of or any release, surrender, exchange, compromise or settlement of any of the Secured Obligations (whether or not contemplated by the Loan Documents as presently constituted); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Secured Obligations; any execution or delivery of any additional Loan Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document, any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Products or any of the Secured Obligations;

(c) any failure to assert any breach of or default under any Loan Document, any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Products or any of the Secured Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents or any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Products, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against such Pledgor or any other Person under or in connection with any Loan Document or any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Products or any of the Secured Obligations; any refusal of payment or performance of any of the Secured Obligations, whether or not with any reservation of rights against any Pledgor; or any application of collections (including collections resulting from realization upon any direct or indirect security for the Secured Obligations) to other obligations, if any, not entitled to the benefits of this Agreement, in preference to Secured Obligations or, if any collections are applied to Secured Obligations, any application to particular Secured Obligations;

(d) any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Administrative Agent or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by Administrative Agent or any other Person in respect of, any direct or indirect security for any of the Secured Obligations (including the Pledged Collateral). As used in this Agreement, “direct or indirect security” for the Secured Obligations, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Secured Obligations, made by or on behalf of any Person;

(e) any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, any Pledgor or the Borrower or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Pledgor or the Borrower or any other Person; or any action taken or election (including any election under Section 1111(b)(2) of the United States Bankruptcy Code or any comparable law of any jurisdiction) made by Administrative Agent or any Pledgor or the Borrower or by any other Person in connection with any such proceeding;

(f) any defense, setoff, or counterclaim which may at any time be available to or be asserted by any Pledgor or the Borrower or any other Person with respect to any Loan Document or any of the Secured Obligations; or any discharge by operation of law or release of any Pledgor or the Borrower or any other Person from the performance or observance of any Loan Document or any of the Secured Obligations; or

(g) any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of a guarantor or a surety, including any Pledgor, excepting only full, strict, and indefeasible payment and performance of the Secured Obligations in full.

12. Taxes.

(a) No Deductions. All payments and collections made by or from any Pledgor under this Agreement shall be made or received free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of Administrative Agent and all income and franchise taxes of the United States applicable to Administrative Agent (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as “Taxes”). If any Pledgor shall be required by law to deduct any Taxes from or in respect of any sum payable or any collection made under this Agreement, (i) the sum payable or collectable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable or collectable under this Subsection) Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Pledgor shall make such deductions and (iii) such Pledgor shall timely pay the full amount deducted to the relevant tax authority or other authority in accordance with applicable law.

(b) Stamp Taxes. In addition, each Pledgor acknowledges that the Pledged Collateral secures payment of all present and future stamp or documentary taxes and any other excise or property taxes, charges, or similar levies which arise from any payment or collection made hereunder or from the execution, delivery, or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as “Other Taxes”).

(c) Indemnification for Taxes Paid by Administrative Agent. Each Pledgor acknowledges that the Pledged Collateral secures the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 12) paid by Administrative Agent and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted.

(d) Certificate. In the event any Pledgor pays any Taxes or Other Taxes, within 30 days after the date of any such payment, such Pledgor shall furnish to Administrative Agent, the original or a certified copy of a receipt evidencing payment thereof.

(e) Survival. Without prejudice to the survival of any other agreement of any Pledgor hereunder, the agreements and obligations of each Pledgor contained in Clauses (a) through (d) directly above shall survive the payment in full of principal and interest under any Note and the termination of the Credit Agreement.

13. Waivers.

Each Pledgor hereby waives any and all defenses which any Pledgor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like and each Pledgor hereby waives any defense to or limitation on its obligations under this Agreement arising out of or based on any event or circumstance referred to in the immediately preceding section hereof. Without limiting the generality of the foregoing and to the fullest extent permitted by applicable law, each Pledgor hereby further waives each of the following:

(a) all notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against such Pledgor, including the following: any notice of any event or circumstance described in the immediately preceding section hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Products or any of the Secured Obligations; any notice of the incurrence of any Secured Obligations; any notice of any default or any failure on the part of such Pledgor or the Borrower or any other Person to comply with any Loan Document or any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Products or any of the Secured Obligations or any requirement pertaining to any direct or indirect security for any of the Secured Obligations; and any notice or other information pertaining to the business, operations, condition (financial or otherwise), or prospects of the Borrower or any other Person;

(b) any right to any marshalling of assets, to the filing of any claim against such Pledgor or the Borrower or any other Person in the event of any bankruptcy, insolvency,

reorganization, or similar proceeding, or to the exercise against such Pledgor or the Borrower, or any other Person of any other right or remedy under or in connection with any Loan Document, any Lender Provided Interest Rate Hedge or any Other Lender Provided Financial Service Products, or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any requirement of promptness or diligence on the part of the Administrative Agent or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement or any other Loan Document, and any requirement that any Pledgor receive notice of any such acceptance; and

(c) any defense or other right arising by reason of any Law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including anti-deficiency laws, “one action” laws, or the like), or by reason of any election of remedies or other action or inaction by the Administrative Agent (including commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Secured Obligations), which results in denial or impairment of the right of the Administrative Agent to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Secured Obligations.

14. Assignment.

All rights of the Administrative Agent under this Agreement shall inure to the benefit of its successors and assigns. All obligations of each Pledgor shall bind its successors and assigns; provided, however, no Pledgor may assign or transfer any of its rights and obligations hereunder or any interest herein, and any such purported assignment or transfer shall be null and void.

15. Severability.

Any provision of this Agreement which shall be held invalid or unenforceable shall be ineffective without invalidating the remaining provisions hereof.

16. Governing Law.

This Agreement shall be construed in accordance with and governed by the internal laws of the State of Maryland without regard to its conflicts of law principles, except to the extent the validity or perfection of the security interests or the remedies hereunder in respect of any Pledged Collateral are governed by the law of a jurisdiction other than the State of Maryland.

17. Notices.

All notices, requests, demands, directions and other communications (collectively, “notices”) given to or made upon any party hereto under the provisions of this Agreement shall be as set forth in Section 10.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement.

18. Specific Performance.

Each Pledgor acknowledges and agrees that, in addition to the other rights of the Administrative Agent hereunder and under the other Loan Documents, because the Administrative Agent’s remedies at law for failure of such Pledgor to comply with the provisions hereof relating to the Administrative Agent’s rights (i) to inspect the books and records related to the Pledged Collateral, (ii) to receive the various notifications such Pledgor is required to deliver hereunder, (iii) to obtain copies of agreements and documents as provided herein with respect to the Pledged Collateral, (iv) to enforce the provisions hereof pursuant to which the such Pledgor has appointed the Administrative Agent its attorney-in-fact, and (v) to enforce the Administrative Agent’s remedies hereunder, would be inadequate and that any such failure would not be adequately compensable in damages, such Pledgor agrees that each such provision hereof may be specifically enforced.

19. Voting Rights in Respect of the Pledged Collateral.

So long as no Event of Default shall occur and be continuing under the Credit Agreement, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; provided, however, that such Pledgor will not exercise or will refrain from exercising any such voting and other consensual right pertaining to the Pledged Collateral, as the case may be, if such action would have a material adverse effect on the value of any Pledged Collateral. Without limiting the generality of the foregoing and in addition thereto, the Pledgors shall not vote to enable, or take any other action to permit, any of the Companies to issue any stock, member interests, partnership interests or other equity securities, member interests, partnership interests or other ownership interests of any nature or to issue any other securities, shares, capital stock, member interests, partnership interests or other ownership interests convertible into or granting the right to purchase or exchange for any stock, member interests, partnership interests or other equity securities, member interests, partnership interests or other ownership interests of any nature of any such Company or to enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Administrative Agent to sell, assign or transfer any of the Pledged Collateral.

20. Consent to Jurisdiction.

Each Pledgor and each of the Companies hereby irrevocably submits to the nonexclusive jurisdiction of any Maryland State or Federal Court sitting in Baltimore County, in any action or proceeding arising out of or relating to this Agreement, and Pledgors and each of the Companies hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Maryland State or Federal court. Each Pledgor and each of the Companies hereby waives to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each Pledgor and each of the Companies hereby appoints the process agent identified below (the “Process Agent”) as its agent to receive on behalf of such party and its respective property service of copies of the summons and complaint and any other process which may be served in any action or proceeding. Such service may be made by mailing or delivering a copy of such process to any of the Pledgors or the

Companies in care of the Process Agent at the Process Agent’s address, and each of the Pledgors and the Companies hereby authorizes and directs the Process Agent to receive such service on its behalf. Each Pledgor and each of the Companies agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions (or any political subdivision thereof) by suit on the judgment or in any other manner provided by law. Each Pledgor and each of the Companies further agrees that it shall, for so long as any Commitment or any obligation of any Loan Party to the Lender remains outstanding, continue to retain Process Agent for the purposes set forth in this Section 20. The Process Agent is Corporation Service Company, with an office on the date hereof at 2711 Centerville Road, Suite 400, Wilmington, DE 19808, United States. Each Pledgor and each of the Companies shall produce to Administrative Agent evidence of the acceptance by Process Agent of such appointment.

21. Waiver of Jury Trial.

EXCEPT AS PROHIBITED BY LAW, EACH PLEDGOR AND EACH OF THE COMPANIES HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY A JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS OR TRANSACTIONS RELATING THERETO.

22. Entire Agreement; Amendments.

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to a grant of a security interest in the Pledged Collateral by any Pledgor. This Agreement may not be amended or supplemented except by a writing signed by the Administrative Agent and the Pledgors.

23. Counterparts; Telecopy Signatures.

This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Each Pledgor acknowledges and agrees that a telecopy or other electronic transmission to the Administrative Agent or any Lender of the signature pages hereof purporting to be signed on behalf of any Pledgor shall constitute effective and binding execution and delivery hereof by such Pledgor.

24. Construction.

The rules of construction contained in Section 1.2 of the Credit Agreement apply to this Agreement.

The remainder of this page is left blank intentionally.

Signatures follow on next page.

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ADMINISTRATIVE AGENT:

PNC BANK, NATIONAL ASSOCIATION

By:
Printed:	John E. Hehir
Title:	Senior Vice President, Corporate Banking

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

PLEDGORS:

UNDER ARMOUR, INC., a Maryland corporation

By:
Printed:
Title:

UNDER ARMOUR RETAIL, INC., a Maryland corporation

By:
Printed:
Title:

UNDER ARMOUR EUROPE BV

By:
Printed:
Title:

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned hereby acknowledges receipt of a copy of the Pledge Agreement, dated as of January 28, 2009, made by Under Armour, Inc., Under Armour Retail, Inc., and Under Armour Europe BV for the benefit of PNC Bank, National Association, as Administrative Agent (the “Pledge Agreement”). Each of the undersigned, intending to be legally bound hereby, agrees for the benefit of the Administrative Agent and the Lenders as follows:

1. Each of the undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned, including without limiting the generality of the foregoing, those terms in Sections 20 and 21 of the Pledge Agreement.

2. Each of the undersigned will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5(g) of the Pledge Agreement.

3. The terms of Section 3 of the Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may facilitate, in the reasonable judgment of the Administrative Agent, the carrying out of Section 3 of the Pledge Agreement.

4. To the extent that any of undersigned has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution, or otherwise) with respect to itself or its property, each of undersigned hereby irrevocably waives such immunity in respect of its obligations under the Pledge Agreement and any other document or agreement executed in connection therewith, and each of undersigned agrees that it will not raise or claim any such immunity at or in respect of any such action or proceeding.

5. Each of the undersigned acknowledges and agrees that any notices sent to the Pledgor regarding any of the Pledged Collateral shall also be sent to the Administrative Agent in the manner and at the address of Administrative Agent as indicated in Section 17 of the Pledge Agreement.

6. During the term of this Agreement, each of the undersigned shall not treat any uncertificated ownership interests as securities which are subject to Article 8 of the Code.

The remainder of this page is left blank intentionally.

Signatures follow on next page.

[SIGNATURE PAGE TO ACKNOWLEDGMENT AND CONSENT TO PLEDGE AGREEMENT]

UNDER ARMOUR MANUFACTURING, LLC,
a Maryland limited liability company

By: Under Armour, Inc., a Maryland corporation, its sole member

By:
Printed:
Title:

UNDER ARMOUR CANADA, INC., a Canadian corporation

By:
Printed:
Title:

UNDER ARMOUR RETAIL, INC., a Maryland corporation

By:
Printed:
Title:

UNDER ARMOUR HOLDINGS, INC., a Maryland corporation

By:
Printed:
Title:

[SIGNATURE PAGE TO ACKNOWLEDGMENT AND CONSENT TO

PLEDGE AGREEMENT]

UNDER ARMOUR EUROPE BV

By:
Printed:
Title:

UNDER ARMOUR FRANCE, a French limited company

By:
Printed:
Title:

[SIGNATURE PAGE TO ACKNOWLEDGMENT AND CONSENT TO

PLEDGE AGREEMENT]

UNDER ARMOUR RETAIL OF MARYLAND, L.L.C.

UNDER ARMOUR RETAIL OF FLORIDA, LLC

UNDER ARMOUR RETAIL OF OHIO, LLC

UNDER ARMOUR RETAIL OF CALIFORNIA, LLC

UNDER ARMOUR RETAIL OF TEXAS, LLC

UNDER ARMOUR RETAIL OF WISCONSIN, LLC

UNDER ARMOUR RETAIL OF MASSACHUSETTS, LLC

UNDER ARMOUR RETAIL OF PENNSYLVANIA, LLC

UNDER ARMOUR RETAIL OF DELAWARE, LLC

UNDER ARMOUR RETAIL OF GEORGIA, LLC

UNDER ARMOUR RETAIL OF NEW YORK, LLC

UNDER ARMOUR RETAIL OF NEW JERSEY, LLC

UNDER ARMOUR RETAIL OF DC, LLC

UNDER ARMOUR RETAIL OF CONNECTICUT, LLC

UNDER ARMOUR RETAIL OF ILLINOIS, LLC

UNDER ARMOUR RETAIL OF SOUTH CAROLINA, LLC

UNDER ARMOUR RETAIL OF MICHIGAN, LLC

UNDER ARMOUR RETAIL OF MAINE, LLC

UNDER ARMOUR RETAIL OF TENNESSEE, LLC

UNDER ARMOUR RETAIL OF VIRGINIA, LLC,

each a limited liability company

By: Under Armour Retail, Inc., its sole member

By:
Printed:
Title:

Address for Notices:

1020 Hull Street
Baltimore, Maryland 21230

Fax: (410) 234-1911

SCHEDULE A

TO

PLEDGE AGREEMENT

Description of Pledged Collateral

A.	Corporations

Pledgor and Pledgor’s jurisdiction of formation	Pledged Shares	Type and Amount of Ownership

B.	Limited Liability Companies

Pledgor and Pledgor’s jurisdiction of formation	Pledged limited liability company interests	Type and Amount of Ownership

C.	Partnerships

Pledgor and Pledgor’s jurisdiction of formation	Pledged Partnership Interests	Type and Amount of Ownership

EXHIBIT 1.1 (S)

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of January 28, 2009, is made by and among UNDER ARMOUR, INC., a Maryland corporation (the “Borrower”), each of the GUARANTORS (as hereinafter defined) (the “Guarantors” and the Borrower, each a “Debtor” and collectively the “Debtors”), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (as hereinafter defined) (the “Agent”).

WITNESSETH THAT:

WHEREAS, the Debtors are (or will be with respect to after-acquired property) the legal and beneficial owners and the holders of the Collateral (as defined in Section 1 hereof); and

WHEREAS, pursuant to that certain Credit Agreement (as it may hereafter from time to time be restated, amended, modified or supplemented, the “Credit Agreement”) of even date herewith by and among the Agent, the Lenders now or hereafter party thereto (the “Lenders”) the Guarantors now or hereafter party thereto (the “Guarantors”), the Borrower, SunTrust Bank as Syndication Agent, and Compass Bank, as Documentation Agent, the Agent and the Lenders have agreed to make certain loans to the Borrower; and

WHEREAS, the obligation of the Agent and the Lenders to make loans under the Credit Agreement is subject to the condition, among others, that the Debtors secure their obligations and the obligations of the Loan Parties to the Agent and the Lenders under the Credit Agreement, the other Loan Documents and otherwise as more fully described herein in the manner set forth herein.

NOW, THEREFORE, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1. Terms which are defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein and the rules of Construction set forth in Section 1.2 of the Credit Agreement shall apply to this Agreement. The following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

(a) “Code” means the Uniform Commercial Code as in effect in the Commonwealth of Pennsylvania on the date hereof and as amended from time to time except to the extent that the conflict of law rules of such Uniform Commercial Code shall apply the Uniform Commercial Code as in effect from time to time in any other state to specific property or other matters.

(b) “Collateral” means all of any Debtor’s right, title and interest in, to and under the following described property of such Debtor (each capitalized term used in this Section 1(b) shall have in this Agreement the meaning given to it by the Code):

(i) all now existing and hereafter acquired or arising Account Receivables, Goods, Health Care Insurance Receivables, General Intangibles, Payment Intangibles, Deposit

Accounts, Chattel Paper (including, without limitation, Electronic Chattel Paper), Documents, Instruments, Software, Investment Property (other than thirty-five percent (35%) of the equity interests of Foreign Subsidiaries (as defined in the Credit Agreement)), Letters of Credit, Letter of Credit Rights, advices of credit, money, Commercial Tort Claims as listed on Schedule B hereto (as such Schedule is amended or supplemented from time to time), Equipment, and Inventory, Fixtures, and Supporting Obligations, together with all products of and Accessions to any of the foregoing and all Proceeds of any of the foregoing (including, without limitation, all insurance policies and proceeds thereof);

(ii) to the extent, if any, not included in clause (i) above, each and every other item of personal property and fixtures, whether now existing or hereafter arising or acquired, including, without limitation, all licenses, contracts and agreements, and all collateral for the payment or performance of any contract or agreement, together with all products and Proceeds (including all insurance policies and proceeds) of any Accessions to any of the foregoing; and

(iii) all present and future business records and information, including computer tapes and other storage media containing the same and computer programs and software (including, without limitation, source code, object code and related manuals and documentation and all licenses to use such software) for accessing and manipulating such information.

Notwithstanding the foregoing, “Collateral’ shall specifically exclude the Trademarks (as defined in the Credit Agreement) of each of the Debtors.

(c) “Secured Obligations” shall mean and include the following: (i) all now existing and hereafter arising Obligations of each and every Debtor to the Agent, the Lenders, or any provider of a Lender Provided Interest Rate Hedge or an Other Lender Provided Financial Services Product (an “IRH Provider”) under the Credit Agreement or any of the other Loan Documents, including all obligations, liabilities, and indebtedness, whether for principal, interest, fees, expenses or otherwise, of each and every Debtor to the Agent, the Lenders, or any IRH Provider, now existing or hereafter incurred under the Credit Agreement or the Notes or the Guaranty Agreement or any of the other Loan Documents as any of the same or any one or more of them may from time to time be amended, restated, modified, or supplemented, together with any and all extensions, renewals, refinancings, and refundings thereof in whole or in part (and including obligations, liabilities, and indebtedness arising or accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceeding with respect to the Borrower or which would have arisen or accrued but for the commencement of such proceeding, even if the claim for such obligation, liability or indebtedness is not enforceable or allowable in such proceeding, and including all obligations, liabilities and indebtedness arising from any extensions of credit under or in connection with the Loan Documents from time to time, regardless whether any such extensions of credit are in excess of the amount committed under or contemplated by the Loan Documents or are made in circumstances in which any condition to extension of credit is not satisfied); (ii) all reimbursement obligations of each and every Debtor with respect to any one or more Letters of Credit issued by Agent or any Lender; (iii) all indebtedness, loans, obligations, expenses and liabilities of each and every Debtor to the Agent, any of the Lenders, or any IRH Provider, arising out of any Lender Provided Interest Rate Hedge or any Other Lender

Provided Financial Services Products; and (iv) any sums advanced by the Agent or the Lenders or which may otherwise become due pursuant to the provisions of the Credit Agreement, the Notes, this Agreement, or any other Loan Documents or pursuant to any other document or instrument at any time delivered to the Agent in connection therewith, including commitment, letter of credit, agent or other fees and charges, and indemnification obligations under any such document or instrument, together with all interest payable on any of the foregoing, whether such sums are advanced or otherwise become due before or after the entry of any judgment for foreclosure or any judgment on any Loan Document or with respect to any default under any of the Secured Obligations.

(d) “Receivables” means all of the Collateral except Equipment and Inventory.

2. As security for the due and punctual payment and performance of the Secured Obligations in full, each Debtor hereby agrees that the Agent and the Lenders and any IRH Provider shall have, and each Debtor hereby grants to and creates in favor of the Agent for the benefit of itself, the Lenders and any IRH Provider, a continuing first priority lien on and security interest under the Code in and to the Collateral subject only to Permitted Liens. Without limiting the generality of Section 4 below, each Debtor further agrees that with respect to each item of Collateral as to which (i) the creation of a valid and enforceable security interest is not governed exclusively by the Code or (ii) the perfection of a valid and enforceable first priority security interest therein under the Code cannot be accomplished either by the Agent taking possession thereof or by the filing in appropriate locations of appropriate Code financing statements executed by such Debtor, such Debtor will at its expense execute and deliver to the Agent and hereby does authorize the Agent to execute and file such documents, agreements, notices, assignments and instruments and take such further actions as may be requested by the Agent from time to time for the purpose of creating a valid and perfected first priority Lien on such item, subject only to Permitted Liens, enforceable against such Debtor and all third parties to secure the Secured Obligations.

3. Each Debtor represents and warrants to the Agent and the Lenders that: (a) subject to Permitted Liens, such Debtor has good and marketable title to its Collateral; (b) except for the security interest granted to and created in favor of the Agent for the benefit of itself and the Lenders hereunder and Permitted Liens, all the Collateral is free and clear of any Lien; (c) each Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein; (d) each Account Receivable is genuine and enforceable in accordance with its terms and such Debtor will defend the same against all claims, demands, recoupment, setoffs, and counterclaims at any time asserted; (e) at the time any Account Receivable becomes subject to this Agreement, each such Account Receivable will be a good and valid Account Receivable representing a bona fide sale of goods or services by such Debtor and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors, (or for those on behalf of whom the account debtors are obligated on the Account Receivables) and no such Account Receivable will at such time be subject to any claim for credit, allowance, setoff, recoupment, defense, counterclaim or adjustment by any account debtor or otherwise, except to the extent permitted by Schedule 1.1(C) of the Credit Agreement; (f) the exact legal name of each Debtor is as set forth on the signature page hereto; and (g) the state of incorporation, formation or organization, as applicable, of such Debtor is as set forth on Schedule A hereto.

4. Each Debtor will faithfully preserve and protect the Agent’s security interest in the Collateral as a prior perfected security interest under the Code, superior and prior to the rights of all third Persons, except for holders of Permitted Liens, and will do all such other acts and things and will, upon request therefor by the Agent, execute, deliver, file and record, and each Debtor hereby authorizes the Agent to so file, all such other documents and instruments, including, without limitation, financing statements, security agreements, assignments and documents and powers of attorney with respect to the Collateral, and pay all filing fees and taxes related thereto, as the Agent, in its reasonable discretion, may deem necessary or advisable from time to time in order to attach, continue, preserve, perfect, and protect said security interest (including the filing at any time or times after the date hereof of financing statements under, and in the locations advisable pursuant to, the Code); and, each Debtor hereby irrevocably appoints the Agent, its officers, employees and agents, or any of them, as attorneys-in-fact for such Debtor to execute, deliver, file and record such items for such Debtor and in such Debtor’s name, place and stead. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Agreement.

5. Each Debtor jointly and severally covenants and agrees that:

(a) it will defend the Agent’s and the Lenders’ right, title and lien on and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all Persons whomsoever, other than the holders of Permitted Liens, other than any Person claiming a right in the Collateral pursuant to an agreement between such Person and the Agent;

(b) it will not suffer or permit to exist on any Collateral any Lien except for Permitted Liens;

(c) it will not take or omit to take any action, the taking or the omission of which might result in a material alteration (except as permitted by the Credit Agreement) or impairment of the Collateral or of the Agent’s rights under this Agreement;

(d) it will not sell, assign or otherwise dispose of any portion of the Collateral except as permitted in Section 7.2.6 [Disposition of Assets or Subsidiaries] of the Credit Agreement;

(e) it will (i) except for such Collateral delivered to the Agent pursuant to this Section or otherwise now or hereafter under the control of the Agent, obtain and maintain sole and exclusive possession of the Collateral, (ii) maintain its chief executive office and keep the Collateral and all records pertaining thereto at the locations specified on the Security Interest Data Summary attached as Schedule A hereto, unless it shall have given the Agent prior notice and taken any action reasonably requested by the Agent to maintain its security interest therein, (iii) notify the Agent if an Account Receivable becomes evidenced or secured by an Instrument or Chattel Paper and deliver to the Agent upon the Agent’s request therefor all Collateral consisting of Instruments and Chattel Paper immediately upon such Debtor’s receipt of a request therefor, (iv) deliver to the Agent possession of all Collateral the possession of which is required to perfect the Agent’s lien thereon or security interest therein or the possession of which grants priority over a Person filing a financing statement with respect thereto, (v) if required by the Credit Agreement, execute control agreements and cause other Persons to execute acknowledgments in form and substance satisfactory to the agent evidencing the Agent’s control with respect to all Collateral the control or acknowledgment of which perfects the Agent’s security interest therein, including Letters of Credit, Letter of Credit Rights, Electronic Chattel Paper, Deposit Accounts and Investment Property, and (vi) keep materially accurate and complete books and records concerning the Collateral and such other books and records as the Agent may from time to time reasonably require;

(f) it will promptly furnish to the Agent such information and documents relating to the Collateral as the Agent may reasonably request, including, without limitation, all invoices, Documents, contracts, Chattel Paper, Instruments and other writings pertaining to such Debtor’s contracts or the performance thereof, all of the foregoing to be certified upon request of the Agent by an authorized officer of such Debtor;

(g) it shall immediately notify the Agent if any Account Receivable arises out of contracts with the United States or any department, agency or instrumentality thereof or any one or more of the states of the United States or any department, agency, or instrumentality thereof, and will execute any instruments and take any steps required by the Agent so that all monies due and to become due under such contract shall be assigned to the Agent and notice of the assignment given to and acknowledged by the appropriate government agency or authority under the Federal Assignment of Claims Act;

(h) it will not change its state of incorporation, formation or organization, as applicable without providing thirty (30) days prior written notice the Agent;

(i) it will not change its name without providing thirty (30) days prior written notice to the Agent;

(j) it shall preserve its corporate existence and shall not (i) in one, or a series of related transactions, merge into or consolidate with any other entity, the survivor of which is not such Debtor, or (ii) sell all or substantially all or its assets except, in each case, to the extent permitted by the Credit Agreement;

(k) if it shall at any time acquire a commercial tort claim, as defined in the Code, such Debtor shall immediately notify the Agent in a writing signed by such Debtor of the details thereof and grant to the Agent for the benefit of the Lenders in such writing a security interest therein and in the proceeds thereof, with such writing to be in form and substance satisfactory to the Agent and such writing shall constitute a supplement to Schedule B hereto;

(l) it hereby authorizes the Agent to, at any time and from time to time, file in any one or more jurisdictions financing statements that describe the Collateral, together with continuation statements thereof and amendments thereto, without the signature of such Debtor and which contain any information required by the Code or any other applicable statute applicable to such jurisdiction for the sufficiency or filing office acceptance of any financing statements, continuation statements, or amendments. Each Debtor agrees to furnish any such information to the Agent promptly upon request. Any such financing statements, continuation statements, or amendments may be signed by Agent on behalf of such Debtor if the Agent so elects and may be filed at any time in any jurisdiction; and

(m) it shall at any time and from time to time take such steps as the Agent may reasonably request as are necessary for the Agent to insure the continued perfection of the Agent’s and the Lenders’ security interest in the Collateral with the same priority required hereby and the preservation of its rights therein.

6. Each Debtor assumes full responsibility for taking any and all necessary steps to preserve the Agent’s and the Lenders’ rights with respect to the Collateral against all Persons other than anyone asserting rights in respect of a Permitted Lien. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Agent takes such action for that purpose as such Debtor shall request in writing, provided that such requested action will not, in the judgment of the Agent, impair the security interest in the Collateral created hereby or the Agent’s and the Lenders’ rights in, or the value of, the Collateral, and provided further that such written request is received by the Agent in sufficient time to permit the Agent to take the requested action.

7. No Discharge Until Indefeasible Payment of the Secured Obligations.

The pledge, security interests, and other Liens and the obligations of each Debtor hereunder shall not be discharged or impaired or otherwise diminished by any failure, default, omission, or delay, willful or otherwise, by Agent, or any other obligor on any of the Secured Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of such Debtor or which would otherwise operate as a discharge of such Debtor as a matter of law or equity. Without limiting the generality of the foregoing, each Debtor hereby consents to, and the pledge, security interests, and other Liens given by such Debtor hereunder shall not be diminished, terminated, or otherwise similarly affected by any of the following at any time and from time to time:

(a) any lack of genuineness, legality, validity, enforceability, or allowability (in a bankruptcy, insolvency, reorganization or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Secured Obligations and regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of the Secured Obligations, any of the terms of the Loan Documents, or any rights of the Agent or any other Person with respect thereto;

(b) any increase, decrease, or change in the amount, nature, type or purpose of any of the Secured Obligations (whether or not contemplated by the Loan Documents as presently constituted); any change in the time, manner, method, or place of payment or performance of, or in any other term of, any of the Secured Obligations; any execution or delivery of any additional Loan Documents; or any amendment, modification or supplement to, or refinancing or refunding of, any Loan Document or any of the Secured Obligations;

(c) any failure to assert any breach of or default under any Loan Document or any of the Secured Obligations; any extensions of credit in excess of the amount committed under or contemplated by the Loan Documents, or in circumstances in which any condition to such extensions of credit has not been satisfied; any other exercise or non-exercise, or any other failure, omission, breach, default, delay, or wrongful action in connection with any exercise or non-exercise, of any right or remedy against such Debtor or any other Person under or in connection with any Loan Document or any of the Secured Obligations; any refusal of payment or performance of any of the Secured Obligations, whether or not with any reservation of rights against any Debtor; or any application of collections (including collections resulting from realization upon any direct or indirect security for the Secured Obligations) to other obligations, if any, not entitled to the benefits of this Agreement, in preference to Secured Obligations or, if any collections are applied to Secured Obligations, any application to particular Secured Obligations;

(d) any taking, exchange, amendment, modification, supplement, termination, subordination, release, loss, or impairment of, or any failure to protect, perfect, or preserve the value of, or any enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or any failure, omission, breach, default, delay, or wrongful action by the Agent or any other Person in connection with the enforcement of, realization upon, or exercise of rights or remedies under or in connection with, or, any other action or inaction by Agent or any other Person in respect of, any direct or indirect security for any of the Secured Obligations (including the Collateral). As used in this Agreement, “direct or indirect security” for the Secured Obligations, and similar phrases, includes any collateral security, guaranty, suretyship, letter of credit, capital maintenance agreement, put option, subordination agreement, or other right or arrangement of any nature providing direct or indirect assurance of payment or performance of any of the Secured Obligations, made by or on behalf of any Person;

(e) any merger, consolidation, liquidation, dissolution, winding-up, charter revocation, or forfeiture, or other change in, restructuring or termination of the corporate structure or existence of, any Debtor or any other Person; any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Debtor or any other Person; or any action taken or election (including any election under Section 1111(b)(2) of the United States Bankruptcy Code or any comparable law of any jurisdiction) made by Agent or any Debtor or by any other Person in connection with any such proceeding;

(f) any defense, setoff, or counterclaim which may at any time be available to or be asserted by any Debtor or any other Person with respect to any Loan Document or any of the Secured Obligations; or any discharge by operation of law or release of any Debtor or any other Person from the performance or observance of any Loan Document or any of the Secured Obligations; or

(g) any other event or circumstance, whether similar or dissimilar to the foregoing, and whether known or unknown, which might otherwise constitute a defense available to, or limit the liability of a guarantor or a surety, including any Debtor, excepting only full, strict, and indefeasible payment and performance of the Secured Obligations in full.

8. Waivers.

Each Debtor hereby waives any and all defenses which any Debtor may now or hereafter have based on principles of suretyship, impairment of collateral, or the like and each Debtor hereby waives any defense to or limitation on its obligations under this Agreement arising out of or based on any event or circumstance referred to in the immediately preceding section hereof. Without limiting the generality of the foregoing and to the fullest extent permitted by applicable law, each Debtor hereby further waives each of the following:

(a) all notices, disclosures and demands of any nature which otherwise might be required from time to time to preserve intact any rights against such Debtor, including the following: any notice of any event or circumstance described in the immediately preceding section hereof; any notice required by any law, regulation or order now or hereafter in effect in any jurisdiction; any notice of nonpayment, nonperformance, dishonor, or protest under any Loan Document or any of the Secured Obligations; any notice of the incurrence of any Secured Obligations; any notice of any default or any failure on the part of such Debtor or any other Person to comply with any Loan Document or any of the Secured Obligations or any requirement pertaining to any direct or indirect security for any of the Secured Obligations; and any notice or other information pertaining to the business, operations, condition (financial or otherwise), or prospects of the Borrower or any other Person;

(b) any right to any marshalling of assets, to the filing of any claim against such Debtor or any other Person in the event of any bankruptcy, insolvency, reorganization, or similar proceeding, or to the exercise against such Debtor or any other Person of any other right or remedy under or in connection with any Loan Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any requirement of promptness or diligence on the part of the Agent or any other Person; any requirement to exhaust any remedies under or in connection with, or to mitigate the damages resulting from default under, any Loan Document or any of the Secured Obligations or any direct or indirect security for any of the Secured Obligations; any benefit of any statute of limitations; and any requirement of acceptance of this Agreement or any other Loan Document, and any requirement that any Debtor receive notice of any such acceptance; and

(c) any defense or other right arising by reason of any Law now or hereafter in effect in any jurisdiction pertaining to election of remedies (including anti-deficiency laws, “one action” laws, or the like), or by reason of any election of remedies or other action or inaction by the Agent (including commencement or completion of any judicial proceeding or nonjudicial sale or other action in respect of collateral security for any of the Secured Obligations), which results in denial or impairment of the right of the Agent to seek a deficiency against the Borrower or any other Person or which otherwise discharges or impairs any of the Secured Obligations.

9. The Obligations and additional liabilities of the Debtors under this Agreement are joint and several obligations of the Debtors, and each Debtor hereby waives to the full extent permitted by law any defense it may otherwise have to the payment and performance of the Obligations that its liability hereunder is limited and not joint and several. Each Debtor acknowledges and agrees that the foregoing waivers serve as a material inducement to the agreement of the Agent and the Lenders to make the Loans, and that the Agent and the Lenders are relying on each specific waiver and all such waivers in entering into this Agreement. The undertakings of each Debtor hereunder secure the obligations of itself and the other Debtors. The Agent and the Lenders, or any of them, may, in their sole discretion, elect to enforce this Agreement against any Debtor without any duty or responsibility to pursue any other Debtor and such an election by the agent and the Lenders, or any of them, shall not be a defense to any action the Agent and the Lenders, or any of them, may elect to take against any Debtor. Each of the Lenders and Agent hereby reserve all right against each Debtor.

10. (a) At any time and from time to time whether or not an Event of Default then exists and without prior notice to or consent of any Debtor, the Agent may at its option take such actions as the Agent deems appropriate (i) to attach, perfect, continue, preserve and protect the Agent’s and the Lenders’ first priority security interest in or lien on the Collateral, and/or (ii) to inspect, audit and verify the Collateral, including reviewing all of such Debtor’s books and records and copying and making excerpts therefrom, provided that prior to an Event of Default or a Potential Default, the same is done with reasonable advance notice during normal business hours to the extent access to such Debtor’s premises is required, and (iii) to add all liabilities, obligations, costs and expenses reasonably incurred in connection with the foregoing clauses (i) and (ii) to the Secured Obligations, to be paid by the Debtors to the Agent for the benefit of the Agent and the Lenders upon demand.

(b) At any time and from time to time after an Event of Default exists and is continuing and without prior notice to or consent of any Debtor, the Agent may at its option take such action as the Agent deems appropriate (i) to maintain, repair, protect and insure the Collateral, and/or (ii) to perform, keep, observe and render true and correct any and all covenants, agreements, representations and warranties of any Debtor hereunder, and (iii) to add all liabilities, obligations, costs and expenses reasonably incurred in connection with the foregoing clauses (i) and (ii) to the Secured Obligations, to be paid by any Debtor to the Agent for the benefit of the Agent and the Lenders upon demand.

11. After there exists any Event of Default under the Credit Agreement and following acceleration pursuant to Section 8.2 of the Credit Agreement:

(a) The Agent shall have and may exercise all the rights and remedies available to a secured party under the Code in effect at the time, and such other rights and remedies as may be provided by Law and as set forth below, including, without limitation, to take over and collect all of any Debtor’s Account Receivables and all other Collateral, and to this end each Debtor hereby appoints the Agent, its officers, employees and agents, as its irrevocable, true and lawful attorneys-in-fact with all necessary power and authority to: (i) take possession immediately, with or without notice, demand, or legal process, of any of or all of the Collateral wherever found, and for such purposes, enter upon any premises upon which the Collateral may be found and remove the Collateral therefrom; (ii) require any Debtor to assemble the Collateral and deliver it to the Agent or to any place designated by the Agent at such Debtor’s expense; (iii) receive, open and dispose of all mail addressed to any Debtor and notify postal authorities to change the address for delivery thereof to such address as the Agent may designate; (iv) demand payment of the Account Receivables; (v) enforce payment of the Account Receivables by legal proceedings or otherwise; (vi) exercise all of any Debtor’s rights and remedies with respect to the collection of the Account Receivables; (vii) settle, adjust, compromise, extend or renew the Account Receivables; (viii) settle, adjust or compromise any legal proceedings brought to collect the Account Receivables; (ix) to the extent permitted by applicable Law, sell or assign the Account Receivables upon such terms, for such amounts and at such time or times as the Agent deems advisable; (x) discharge and release the Account Receivables; (xi) take control, in any manner, of any item of payment or proceeds from any account debtor; (xii) prepare, file and sign any Debtor’s name on any Proof of Claim in Bankruptcy or similar document against any account debtor; (xiii) prepare, file and sign any Debtor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Account Receivables; (xiv) do all acts and things necessary, in the Agent’s sole discretion, to fulfill any Debtor’s obligations to the Agent or the Lenders under the Credit Agreement, Loan Documents or otherwise; (xv) endorse the name of any Debtor upon any check, Chattel Paper, Document, Instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Account Receivables or Inventory; (xvi) use any Debtor’s stationery and sign such Debtor’s name to verifications of the Account Receivables and notices thereof to account debtors; (xvii) access and use the information recorded on or contained in any data processing equipment or computer hardware or software relating to the Account Receivables, Inventory, or other Collateral or proceeds thereof to which any Debtor has access; (xviii) demand, sue for, collect, compromise and give acquittances for any and all Collateral; (xix) prosecute, defend or compromise any action, claim or proceeding with respect to any of the Collateral; and (xx) take such other action as the Agent may deem appropriate, including extending or modifying the terms of payment of any Debtor’s debtors. This power of attorney, being coupled with an interest, shall be irrevocable for the life of this Agreement. To the extent permitted by Law, each Debtor hereby waives all claims of damages due to or arising from or connected with any of the rights or remedies exercised by the Agent pursuant to this Agreement, except claims for physical damage to the Collateral arising from gross negligence or willful misconduct by the Agent.

(b) The Agent shall have the right to lease, sell or otherwise dispose of all or any of the Collateral at public or private sale or sales for cash, credit (which shall be applied against the Obligations) or any combination thereof, with such notice as may be required by Law (it being agreed by each Debtor that, in the absence of any contrary requirement of Law, ten (10) days’ prior notice of a public or private sale of Collateral shall be deemed reasonable notice), in lots or in bulk, for cash or on credit (which shall be applied against the Obligations), all as the Agent, in its sole discretion, may deem advisable. Such sales may be adjourned from time to time with or without notice. The Agent shall have the right to conduct such sales on any Debtor’s premises or elsewhere and shall have the right to use any Debtor’s premises without charge for such sales for such time or times as the Agent may see fit. The Agent may purchase all or any part of the Collateral at public or, if permitted by Law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations.

(c) Each Debtor, at its cost and expense (including the cost and expense of any of the following referenced consents, approvals, etc.) will promptly execute and deliver or cause the execution and delivery of all applications, certificates, instruments, registration statements, and all other documents and papers the Agent may request in connection with the obtaining of any consent, approval, registration, qualification, permit, license, accreditation, or authorization of any other Official Body or other Person necessary or appropriate for the effective exercise of any rights hereunder or under the other Loan Documents. Without limiting the generality of the foregoing, each Debtor agrees that in the event the Agent on behalf of itself and/or the Lenders shall exercise its rights hereunder or pursuant to the other Loan Documents, to sell, transfer, or otherwise dispose of, or vote, consent, operate, or take any other action in connection with any of the Collateral, such Debtor shall execute and deliver (or cause to be executed and delivered) all applications, certificates, assignments and other documents that the Agent requests to facilitate such actions and shall otherwise promptly, fully, and diligently cooperate with the Agent and any other Persons in making any application for the prior consent or approval of any Official Body or any other Person to the exercise by the Agent on behalf of itself and/or the Lenders or any such rights relating to all or any of the Collateral. Furthermore, because each Debtor agrees that the remedies at law, of the Agent on behalf of itself and/or the Lenders, for failure of such Debtor to comply with this Subsection (c) would be inadequate, and that any such failure would not be adequately compensable in damages, each Debtor agrees that this Subsection (c) may be specifically enforced.

(d) The Agent may request, without limiting the rights and remedies of the Agent on behalf of itself and the Lenders otherwise provided hereunder and under the other Loan Documents, that each Debtor do any of the following: (i) give the Agent on behalf of itself and the Lenders specific assignments of the accounts receivable of such Debtor after such accounts receivable come into existence, and schedules of such accounts receivable, the form and content of such assignment and schedules to be satisfactory to Agent; and (ii) in order to better secure the Agent on behalf of itself and the Lenders, to the extent permitted by Law, enter into such lockbox agreements and establish such lockbox accounts as the agent may require, all at the sole expense of such Debtor and shall direct all payments from all payors due to such Debtor, to such lockbox accounts.

12. The lien on and security interest in each Debtor’s Collateral granted to and created in favor of the Agent by this Agreement shall be for the benefit of the Agent and the Lenders and any IRH Provider. Each of the rights, privileges, and remedies provided to the Agent hereunder or otherwise by Law with respect to any Debtor’s Collateral shall be exercised by the Agent only for its own benefit and the benefit of the Lenders, and any of such Debtor’s Collateral or proceeds thereof held or realized upon at any time by the Agent shall be applied as set forth in Section 8.2.5 [Application of Proceeds] of the Credit Agreement. Each Debtor shall remain liable to the Agent and the Lenders and any IRH Provider for and shall pay to the Agent for the benefit of itself and the Lenders and any IRH Provider any deficiency which may remain after such sale or collection.

13. If the Agent repossesses or seeks to repossess any of the Collateral pursuant to the terms hereof because of the occurrence of an Event of Default, then to the extent it is commercially reasonable for the Agent to store any Collateral on any of any Debtor’s premises, each Debtor hereby agrees to lease to the Agent on a month-to-month tenancy for a period not to exceed [ninety (90)] days at the Agent’s election, at a rental of One Dollar ($1.00) per month, the premises on which the Collateral is located, provided it is located on premises owned or leased by such Debtor.

14. Upon indefeasible payment in full of the Secured Obligations, the expiration of all Commitments and Letters of Credit, and termination of the Credit Agreement, this Agreement shall terminate and be of no further force and effect, and the Agent shall thereupon promptly return to a Debtor such of the Collateral and such other documents delivered by such Debtor hereunder as may then be in the Agent’s possession, subject to the rights of third parties. Until such time, however, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

15. No failure or delay on the part of the Agent in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of the Agent hereunder; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. No waiver of a single Event of Default shall be deemed a waiver of a subsequent Event of Default. All waivers under this Agreement must be in writing. The rights and remedies of the Agent under this Agreement are cumulative and in addition to any rights or remedies which it may otherwise have, and the Agent may enforce any one or more remedies hereunder successively or concurrently at its option.

16. All notices, statements, requests and demands given to or made upon either party hereto in accordance with the provisions of this Agreement shall be given or made as provided in Section 10.5 [Notices; Effectiveness; Electronic Communication] of the Credit Agreement.

17. Each Debtor agrees that as of the date hereof, all information contained on the Security Interest Data Schedule attached hereto as Schedule A is accurate and complete and contains no omission or misrepresentation. Each Debtor shall promptly notify the Agent of any changes in the information set forth thereon.

18. Each Debtor acknowledges that the provisions hereof giving the Agent rights of access to books, records and information concerning the Collateral and such Debtor’s operations and providing the Agent access, at reasonable times and upon one (1) day prior notice, to such Debtor’s premises are intended to afford the Agent with immediate access to current information concerning such Debtor and its activities, including, without limitation, the value, nature and location of the Collateral so that the Agent can, among other things, make an appropriate determination after the occurrence of an Event of Default, whether and when to exercise its other remedies hereunder and at Law, including, without limitation, instituting a replevin action should any Debtor refuse to turn over any Collateral to the Agent. Each Debtor further acknowledges that should such Debtor at any time fail to promptly provide such information and access to the Agent, each Debtor acknowledges that the Agent would have no adequate remedy at Law to promptly obtain the same. Each Debtor agrees that the provisions hereof may be specifically enforced by the Agent and waives any claim or defense in any such action or proceeding that the Agent has an adequate remedy at Law.

19. This Agreement shall be binding upon and inure to the benefit of the Agent, the Lenders and their respective successors and assigns, and each Debtor and each of its respective successors and assigns, except that no debtor may assign or transfer such Debtor’s obligations hereunder or any interest herein.

20. This Agreement shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the laws of said Commonwealth excluding its rules relating to conflicts of law.

21. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

22. Each Debtor hereby irrevocably submits to the nonexclusive jurisdiction of any Pennsylvania State or Federal Court sitting in Pittsburgh, Pennsylvania, in any action or proceeding arising out of or relating to this Agreement, and Debtors hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such Pennsylvania State or Federal court. Each Debtor hereby waives to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding. Each Debtor hereby appoints the process agent identified below (the “Process Agent”) as its agent to receive on behalf of such party and its respective property service of copies of the summons and complaint and any other process which may be served in any action or proceeding. Such service may be made by mailing or delivering a copy of such process to any of the Debtors in care of the Process Agent at the Process Agent’s address, and each of the Debtors hereby authorizes and directs the Process Agent to receive such service on its behalf. Each Debtor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions (or any political subdivision thereof) by suit on the judgment or in any other manner provided by law. Each Debtor further agrees that it shall, for so long as any Commitment or any obligation of any Loan Party to the Lender remains outstanding, continue to retain Process Agent for the purposes set forth in this Section 22. The Process Agent is Corporation Service Company, with an office on the date hereof at 2711 Centerville Road, Suite 400, Wilmington, DE 19808, United States. Each Debtor shall produce to the Agent evidence of the acceptance by Process Agent of such appointment.

23. EXCEPT AS PROHIBITED BY LAW, EACH DEBTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY A JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER DOCUMENTS OR TRANSACTIONS RELATING THERETO.

24. This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Each Debtor acknowledges and agrees that a telecopy or other electronic transmission to the Agent or any Lender of the signature pages hereof purporting to be signed on behalf of any Debtor shall constitute effective and binding execution and delivery hereof by such Debtor.

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Signatures follow on next page.

[SIGNATURE PAGE TO SECURITY AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the day and year first above set forth.

ATTEST:	UNDER ARMOUR, INC.,
a Maryland corporation

By:
Printed:
Title:

UNDER ARMOUR MANUFACTURING, LLC, a Maryland limited liability company

By: Under Armour, Inc., a Maryland corporation, its sole member

By:
Printed:
Title:

UNDER ARMOUR RETAIL, INC., a Maryland corporation

By:
Printed:
Title:

UNDER ARMOUR HOLDINGS, INC., a Maryland corporation

By:
Printed:
Title:

[SIGNATURE PAGE TO SECURITY AGREEMENT]

ATTEST:	UNDER ARMOUR RETAIL OF MARYLAND, L.L.C.
UNDER ARMOUR RETAIL OF FLORIDA, LLC
UNDER ARMOUR RETAIL OF OHIO, LLC
UNDER ARMOUR RETAIL OF CALIFORNIA, LLC
UNDER ARMOUR RETAIL OF TEXAS, LLC
UNDER ARMOUR RETAIL OF WISCONSIN, LLC
UNDER ARMOUR RETAIL OF MASSACHUSETTS, LLC
UNDER ARMOUR RETAIL OF PENNSYLVANIA, LLC
UNDER ARMOUR RETAIL OF DELAWARE, LLC
UNDER ARMOUR RETAIL OF GEORGIA, LLC
UNDER ARMOUR RETAIL OF NEW YORK, LLC
UNDER ARMOUR RETAIL OF NEW JERSEY, LLC
UNDER ARMOUR RETAIL OF DC, LLC
UNDER ARMOUR RETAIL OF CONNECTICUT, LLC
UNDER ARMOUR RETAIL OF ILLINOIS, LLC
UNDER ARMOUR RETAIL OF SOUTH CAROLINA, LLC
UNDER ARMOUR RETAIL OF MICHIGAN, LLC
UNDER ARMOUR RETAIL OF MAINE, LLC
UNDER ARMOUR RETAIL OF TENNESSEE, LLC
UNDER ARMOUR RETAIL OF VIRGINIA, LLC,
each a limited liability company

By: Under Armour Retail, Inc., its sole member

By:
Printed:
Title:

[SIGNATURE PAGE TO SECURITY AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION

By:
Printed:	John E. Hehir
Title:	Senior Vice President, Corporate Banking

SCHEDULE A

TO

SECURITY AGREEMENT

SECURITY INTEREST DATA SUMMARY

1. The chief executive office of                      (each a “Debtor”) is located at:

County

2. Each Debtor’s true and full name is as follows:                     . Each Debtor uses no trade names or fictitious names.

3. Each Debtor’s form of organization is as follows:

4. Each Debtor’s state of organization is as follows:

5. Each Debtor’s EIN # is as follows:

6. Each Debtor’s organization ID # is (if any exists) is as follows:

7. All of each Debtor’s personal property which has not been delivered to the Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor’s chief executive office as described in Paragraph 1 above, except as specified below:

8. All of each Debtor’s books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor’s chief executive office as described in Paragraph 1 above, except as specified below:

SCHEDULE B

TO

SECURITY AGREEMENT

COMMERCIAL TORT CLAIMS

[None]

EXHIBIT 2.4

FORM OF

LENDER JOINDER AND ASSUMPTION AGREEMENT

THIS LENDER JOINDER AND ASSUMPTION AGREEMENT (this “Joinder”) is made as of                     , 20     (the “Effective Date”) by                                         , (the “New Lender”).

Background

Reference is made to the Credit Agreement dated as of January 28, 2009 among Under Armour, Inc., a Maryland corporation (the “Borrower”), each of the Guarantors party thereto, the Lenders party thereto, PNC Bank, National Association, as administrative agent (the “Administrative Agent”), SunTrust Bank, as Syndication Agent, and Compass Bank, as Documentation Agent (as the same has been and may hereafter be modified, supplemented, amended or restated from time to time, the “Credit Agreement”). Capitalized terms defined in the Credit Agreement are used herein as defined therein.

Agreement

In consideration of the Lenders’ permitting the New Lender to become a Lender under the Credit Agreement, the New Lender agrees that effective as of the Effective Date hereof it shall become, and shall be deemed to be, a Lender under the Credit Agreement and each of the other Loan Documents and agrees that from the Effective Date hereof and so long as the New Lender remains a party to the Credit Agreement, such New Lender shall assume the obligations of a Lender under and perform, comply with and be bound by each of the provisions of the Credit Agreement which are stated to apply to a Lender and shall be entitled to the benefits, rights and remedies set forth therein and in each of the other Loan Documents. The New Lender hereby acknowledges that it has heretofore received a true and correct copy of the Credit Agreement (including any modifications thereof or supplements or waivers thereto) as in effect on the Effective Date hereof and the executed original of its Note dated the Effective Date hereof issued by the Borrower under the Credit Agreement in the face amount of $                    .

The Commitments and Ratable Shares of the New Lender and each of the other Lenders are as set forth on Schedule 1.1(B) to the Credit Agreement. Schedule 1.1(B) to the Credit Agreement is being amended and restated effective as of the Effective Date hereof to read as set forth on Schedule 1.1(B) hereto. Schedule 1 hereto lists as of the date hereof the amount of Loans under each outstanding Borrowing Tranche. Notwithstanding the foregoing, on the date hereof, the Borrower shall repay all outstanding Loans to which either the Base Rate Option or the LIBOR Rate Option applies and simultaneously reborrow a like amount of Loans under each such Interest Rate Option from the Lenders (including the New Lender) according to the Ratable Shares set forth on attached Schedule 1.1(B) and shall be subject to breakage fees and other indemnities provided in Section 4.12 [Indemnity].

The New Lender is executing and delivering this Joinder as of the Effective Date and acknowledges that it shall: (A) share ratably in all Loans subject to the Base Rate Option borrowed by the Borrower on and after the Effective Date hereof; and (B) participate in all new Loans subject to the LIBOR Rate Option borrowed by the Borrower on and after the Effective Date hereof according to its Ratable Share.

The remainder of this page is left blank intentionally.

Signatures follow on next page.

[SIGNATURE PAGE TO LENDER JOINDER AND ASSUMPTION AGREEMENT]

IN WITNESS WHEREOF, the New Lender has duly executed and delivered this Joinder as of the Effective Date hereof.

[NEW LENDER]

By:
Name:
Title:

[ACKNOWLEDGEMENT PAGE TO LENDER JOINDER AND ASSUMPTION AGREEMENT]

ACKNOWLEDGED:

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:
Name:
Title:

UNDER ARMOUR, INC., as Borrower

By:	(SEAL)
Name:
Title:

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS

Revised Schedule 1.1(B) to Credit Agreement attached.

SCHEDULE 1

TO

LENDER JOINDER AND ASSUMPTION AGREEMENT

OUTSTANDING TRANCHES

EXHIBIT 2.5

FORM OF LOAN REQUEST

TO:	PNC Bank, National Association
Agency Services
Mail Stop: P7-PFSC-04-I
500 First Avenue
Pittsburgh, PA 15219
Attention: Rini Davis
	Telephone:	(412) 762-7638
	Telecopy:	(412) 762-8672

CC:	PNC Bank, National Association
The PNC Financial Services Group
2 Hopkins Plaza, 21st Floor
Baltimore, MD 21201
Attention: John E. Hehir
	Telephone:	(410) 237 4573
	Telecopy:	(410) 237 5700

FROM:	Under Armour, Inc.

RE:	Credit Agreement (as it may be amended, restated, modified or supplemented, the “Credit Agreement”) dated as of January 28, 2009 by and among Under Armour, Inc., the Guarantors party thereto, the Lenders party thereto, PNC Bank, National Association, as Administrative Agent for the Lenders (the “Administrative Agent”), SunTrust Bank, as Syndication Agent, and Compass Bank, as Documentation Agent.

Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them by the Credit Agreement.

A.	Pursuant to Section 2.5.1 of the Credit Agreement, the undersigned Borrower irrevocably requests [check one line under 1(a) below and fill in blank space next to the line as appropriate]:

1.(a)	—	A new Revolving Credit Loan OR
	—	A new Letter of Credit OR

—	Renewal of the LIBOR Rate Option applicable to an outstanding [specify type of Loan — Revolving Credit Loan or Letter of Credit], originally made on , 20 OR
—	Conversion of the Base Rate Option applicable to an outstanding [specify type of Loan — Revolving Credit Loan or Letter of Credit] originally made on to a Loan to which the LIBOR Rate Option applies, OR
—	Conversion of the LIBOR Rate Option applicable to an outstanding [specify type of Loan — Revolving Credit Loan or Letter of Credit] originally made on , 20 to a Loan to which the Base Rate Option applies.

SUCH NEW, RENEWED OR CONVERTED LOAN SHALL BEAR INTEREST:

[Check one line under 1(b) below and fill in blank spaces in line next to line]:

1.(b)(i)	—	Under the Base Rate Option. Such Loan shall have a Borrowing Date of , 20 (which date shall be (i) be the same Business Day as the Business Day of receipt by the Administrative Agent by 10:00 a.m. of this Loan Request for making a new Revolving Credit Loan to which the Base Rate Option applies, or (ii) the last day of the preceding Interest Period if a Loan to which the LIBOR Rate Option applies is being converted to a Loan to which the Base Rate Option applies).

OR

(ii)	—	Under the LIBOR Rate Option. Such Loan shall have a Borrowing Date of (which date shall be (i) three (3) Business Days subsequent to the Business Day of receipt by the Agent by 10:00 a.m. of this Loan Request for making a new Revolving Credit Loan to which the LIBOR Rate Option applies, renewing a Loan to which the LIBOR Rate Option applies, or converting a Loan to which the Base Rate Option applies to a Loan to which the LIBOR Rate Option applies, or (ii) the same Business Day as the last day of the preceding Interest Period if a Loan to which the LIBOR Rate Option applies is being convert to a Loan to which the Base Rate Option applies).

2.		Such Loan is in the principal amount of US $ or the principal amount to be renewed or converted is US $
[in increments of $500,000 and not less than $1,000,000 for each Borrowing Tranche to which the LIBOR Rate Option applies and in increments of $100,000 and not less than $500,000 for each Borrowing Tranche to which the Base Rate Option applies]

2

3.	[Complete blank below if the Borrower is selecting the LIBOR Rate Option]:
Such Loan shall have an Interest Period of one [one, two, three, or six] Months.

B.	As of the date hereof and the date of making of the above-requested Loan (and after giving effect thereto): the Loan Parties have performed and complied with all covenants and conditions of the Credit Agreement and the other Loan Documents; all of the representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects; no Event of Default or Potential Default has occurred and is continuing or exists; the making of such Loan shall not contravene any Law applicable to the Borrower, any other Loan Party, any Subsidiary of the Borrower or of any other Loan Party, or any Lender; and the aggregate principal amount of Swing Loans and the Revolving Credit Loans of all the Lenders does not exceed the Revolving Credit Commitments.

C.	The undersigned hereby irrevocably requests [check one line under 1.(a) below and fill in blank space next to the line as appropriate]:

1.(a)	—	Funds to be deposited into PNC bank account per our current standing instructions. Complete amount of deposit if not full loan advance amount: $ .

	—	Funds to be wired per the following wire instructions:
US $ Amount of Wire Transfer

Bank Name:

ABA:

Account Number:

Account Name:

Reference:

—	Funds to be wired per the attached Funds Flow (multiple wire transfers)

The remainder of this page is left blank intentionally.

Signatures follow on next page.

3

[SIGNATURE PAGE TO LOAN REQUEST]

The undersigned certifies to the Administrative Agent for the benefit of the Lenders as to the accuracy of the foregoing on January 28, 2009.

UNDER ARMOUR, INC.,
a Maryland corporation

(SEAL)

By:
Name:
Title:

EXHIBIT 2.5.2

FORM OF SWING LOAN REQUEST

TO:	PNC Bank, National Association
Agency Services
Mail Stop: P7-PFSC-04-I
500 First Avenue
Pittsburgh, PA 15219
	Telephone:	(412) 762-6442
	Telecopy:	(412) 762-8672

CC:	PNC Bank, National Association
The PNC Financial Services Group
2 Hopkins Plaza, 21st Floor
Baltimore, MD 21201
Attention: John E. Hehir
	Telephone:	(410) 237 4573
	Telecopy:	(410) 237 5700

FROM:	Under Armour, Inc., a Maryland corporation (the “Borrower”)

RE:	Credit Agreement (as it may be amended, restated, modified or supplemented, the “Credit Agreement”), dated as January 28, 2009, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto, PNC Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”), SunTrust Bank, as Syndication Agent, and Compass Bank, as Documentation Agent.

Capitalized terms not otherwise defined herein shall have the respective meanings given to them by the Credit Agreement.

Pursuant to Section 2.5.2 of the Credit Agreement, the Borrower hereby makes, irrevocably, the following Swing Loan Request:

1.	Aggregate principal amount of such Swing Loan (in integral multiples of $100,000 and not less than $100,000)	US $

2.

Proposed Borrowing Date

(which date shall be on or after the date on which the Administrative Agent receives this Swing Loan Request, with such Swing Loan Request to be received no later than 12:00 p.m. E.D.T. on the Proposed Borrowing Date)

, 20

3.	The undersigned hereby irrevocably requests [check one line below and fill in blank spaces next to the line as appropriate]:

a. — Funds to be deposited into a PNC Bank bank account per our current standing instructions. Complete amount of deposit if not full loan advance amount: US $                    .

b. — Funds to be wired per the following wire instructions:

US $ Amount of Wire Transfer

Bank Name:

ABA:

Account Number:

Account Name:

Reference:	.

c. — Funds to be wired per the attached Funds Flow (multiple wire transfers)

4.	As of the date hereof and the date of making the above-requested Swing Loan (and after giving effect thereto): the Loan Parties have performed and complied with all covenants and conditions of the Credit Agreement and the other Loan Documents; all of the representations and warranties contained in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects; no Event of Default or Potential Default has occurred and is continuing or exists; the making of such Swing Loan shall not contravene any Law applicable to the Borrower, any other Loan Party, any Subsidiary of the Borrower or of any other Loan Party, or any Lender; and the aggregate principal amount of Swing Loans and the Revolving Credit Loans of all the Lenders does not exceed the Revolving Credit Commitments of all of the Lenders.

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Signatures follow on next page.

[SIGNATURE PAGE TO SWING LOAN REQUEST]

The Borrower certifies to the Administrative Agent for the benefit of the Lenders as to the accuracy of the foregoing on                     , 20    .

UNDER ARMOUR, INC.

By:
Name:
Title:

EXHIBIT 6.1.1 (i)

BORROWING BASE CERTIFICATE	PNCBANK

THIS BORROWING BASE CERTIFICATE, dated as of January 28, 2009 is executed and delivered by the undersigned borrower (the “Borrower”) in favor of PNC BANK, NATIONAL ASSOCIATION (the “Bank”), pursuant to a Credit Agreement dated as of January 28, 2009 (as amended or otherwise modified from time to time, the “Credit Agreement”). All initially capitalized terms used in this Certificate not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. To induce the Bank to make loans and other financial accommodations available to the Borrower under the Credit Agreement, the Borrower hereby certifies, represents and warrants to the Bank, as of the date hereof, that (a) the person signing below is an Authorized Officer of the Borrower; (b) the statements on Schedule 1 hereto concerning the Collateral securing the Obligations are true and complete; (c) the eligible Collateral described on Schedule 1 hereto represents only Qualified Accounts and Qualified Inventory; (d) the Borrower is in compliance with all of the terms and provisions of the Credit Agreement and the other Loan Documents; (e) all of the Borrower’s representations and warranties in the Credit Agreement and the other Loan Documents are true and correct in all material respects; (f) the Loan Parties are in compliance with each of the covenants and conditions contained in the Credit Agreement; and (g) no Event of Default or Potential Default has occurred and is continuing or exists.

[SIGNATURE PAGE TO BORROWING BASE CERTIFICATE]

WITNESS the due execution hereof as a document under seal, as of the date first written above.

UNDER ARMOUR, INC.,
a Maryland corporation

By:
(SEAL)

Print Name:

Title:

Certificate No.: Certificate Number:

EXHIBIT 6.1.1 (xiii)

LANDLORD’S WAIVER

THIS LANDLORD’S WAIVER (this “Agreement”) is made as of this          day of                     , 20     by [INSERT LANDLORD’S NAME] (the “Landlord”) to PNC BANK, NATIONAL ASSOCIATION (the “Agent”) in its capacity as Administrative Agent for the Lenders (as defined in a certain Credit Agreement by and among UNDER ARMOUR, INC., a Maryland corporation, as the Borrower thereunder, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Agent) (the “Credit Agreement”).

WITNESSETH:

[INSERT TENANT’S NAME] (as the “Tenant”) is or may become indebted to the Agent and the Lenders for certain credit facilities (the “Loans”). Pursuant to the provisions of the Credit Agreement, the Loans are or may become secured by security interests and liens in all of the tangible and intangible personal property of the Tenant (collectively, the “Collateral”). Under the provisions of a certain lease (the “Lease”) dated [INSERT DATE OF LEASE], between the Landlord and the Tenant, the Landlord has leased approximately [INSERT SQUARE FEET] square feet situated on the property described as [INSERT STREET ADDRESS, CITY, STATE POSTAL CODE] (the “Premises”). Since part of the Collateral may be located on or affixed to the Premises, the Agent and the Lenders have required, as a condition to making the Loans, the execution and delivery of this Agreement by the Landlord.

NOW, THEREFORE, to induce the Agent and the Lenders to make the Loans and other financial accommodations available to the Borrower and the Tenant, the Landlord, intending to be legally bound hereby covenants and agrees with the Agent and the Lenders as follows:

1. The Landlord hereby consents to the security interests and liens of the Lenders and their respective successors and assigns in the Collateral located on, at or about the Premises. This waiver shall apply to any of the Collateral which is already located on, at or about or affixed to the Premises or may hereafter be located on, at or about or affixed to the Premises.

2. The Landlord hereby waives and releases in favor of the Agent and the Lenders and agrees that the Agent’s and the Lenders’ liens and security interests in the Collateral shall be prior and superior to (a) any and all rights of distraint, levy and execution, and marshalling of assets which the Landlord may now or hereafter have against the Collateral, (b) any and all liens and security interests which the Landlord may now or hereafter have on the Collateral, and (c) and any and all other claims of every nature whatsoever which the Landlord may now or hereafter have on or against the Collateral for any rent or other sums due or to become due to the Landlord by the Tenant under the provisions of the Lease or otherwise.

3. The Agent and the Lenders may remove the Collateral from the Premises whenever the Agent and the Lenders deem it necessary to do so to protect their interest, and without liability or accountability, with the exception of actual damages caused by Agent or its subcontractors, representatives, designees or agents during the removal of any Collateral, to the Landlord therefor, and the Landlord hereby irrevocably grants to the Agent and the Lenders the

right of entry to the Premises to remove any of the Collateral at any reasonable time or times and upon [        ] days prior notice.

4. In the event the Tenant defaults under the Lease and is evicted by the Landlord or in the event that the Tenant abandons the Premises, the Landlord shall send written notice to the Agent as provided in Section 5 below. Following receipt of such notice, the Agent and the Lenders shall have the right, by sending notice to the Landlord, to keep and store any portion of the Collateral located at the Premises at or about the date the Tenant loses possession of the Premises on the Premises for a period, determined by the Agent and the Lenders, of up to ninety (90) days, counting from the date the Tenant loses possession of the Premises on a month to month basis, provided the Agent and the Lenders pay rent to the Landlord for each month at the monthly rent provided for in the Lease. The Agent and the Lenders may conduct one or more auction sales of the Collateral at the Premises at any time during which the Tenant is in possession of the Premises or during the period the Agent or the Lenders are using the Premises for storage of the Collateral.

5. The Landlord shall use commercially reasonable efforts to notify the Agent in writing of any default by the Tenant under the provisions of the Lease. Any such notice shall be sent to the Agent at the attention of [                                        ], PNC Bank, National Association, [                                                             ].

6. The Landlord shall notify any purchaser of the Premises and any mortgagee or any other holder of any lien, security interest or encumbrance on the Premises of the existence of this Agreement.

7. The Landlord hereby certifies that the Landlord has full power and authority to execute this Agreement and that it has legal title to the Premises.

8. This Agreement shall continue in effect during the term of the Credit Agreement and any extensions, renewals, refinancings or modifications thereof and any substitutions therefor, shall be binding upon the successors, assigns and transferees of the Landlord, and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns. The Landlord hereby waives notice of the Agent’s and the Lenders’ acceptance of and reliance on this Agreement.

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Signatures follow on next page.

[SIGNATURE PAGE TO LANDLORD’S WAIVER]

IN WITNESS WHEREOF, the Landlord has caused this Agreement to be executed, sealed and delivered on the day and year first written above.

LANDLORD:

WITNESS/ATTEST:	[INSERT LANDLORD NAME]

	By:	(Seal)
Name:
Title:
Address:

ACKNOWLEDGEMENT TO LANDLORD’S WAIVER

TO BE MADE BY LANDLORD

STATE OF:	COUNTY OF:	TO WIT:

I HEREBY CERTIFY that on this          day of                     , 20    , before me, a Notary Public for the state and county aforesaid, personally appeared                                         , known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he/she is the                                          of                                         , that he/she has been duly authorized to execute, and has executed, the foregoing instrument on behalf of the said entity for the purposes therein set forth, and that the same is its act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and Notarial Seal, the day and year first above written.

[SEAL]
Notary Public

My commission expires on

CONSENT TO LANDLORD’S WAIVER

The undersigned Tenant hereby consents to the terms and conditions of this Landlord’s Waiver as set forth above.

ATTEST:	[INSERT NAME OF TENANT]

By:
Name:
Title:

EXHIBIT 7.3.4

FORM OF COMPLIANCE CERTIFICATE

THIS COMPLIANCE CERTIFICATE (this “Certificate”) is delivered pursuant to Section 7.3.4 of that certain Credit Agreement dated as of                     , 20     (the “Credit Agreement”) by and among Under Armour, Inc., a Maryland corporation (the “Borrower”), the Guarantors from time to time party thereto (the “Guarantors”), the Lenders from time to time party thereto (the “Lenders”), PNC Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”), SunTrust Bank, as Syndication Agent, and Compass Bank, as Documentation Agent. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein with the same meanings.

The undersigned,                                         , the                                          [Chief Executive Officer/Chief Operating Officer/Chief Financial Officer], is authorized to execute and deliver this Compliance Certificate on behalf of the Borrower and makes the following certifications in his/her capacity as such officer and not individually (the “Authorized Officer”). The Authorized Officer (i) is familiar with the provisions of the Loan Documents and the transactions contemplated thereby, (ii) has reviewed the Loan Documents, (iii) had certain discussions with the Borrower’s management and employees as he/she deemed sufficient to provide the certifications contain herein, (iv) has done such other investigation as necessary to support the statements made below, and (v) does hereby certify as of the quarter/year ended                     , 20     (the “Report Date”), as follows:

(1)	Financial Covenants.

(A)	Minimum Fixed Charge Coverage Ratio. As of the Report Date, the Fixed Charge Coverage Ratio is to , which is not less than 1.25 to 1.0.

(B)	Maximum Leverage Ratio. As of the Report Date, the Leverage Ratio is to , which does not exceed 2.5 to 1.0.

(2)	Indebtedness (Section 7.2.1).

(A)	As of the Report Date, the aggregate amount of Indebtedness secured by capitalized leases and Purchase Money Security Interests incurred by each of the Loan Parties and each of their respective Subsidiaries is US $ other than Indebtedness permitted by clause (ii) of the definition of Permitted Indebtedness, which amount does not exceed US $35,000,000, as required by Section 7.2.1 of the Credit Agreement.

(B)	As of the Report Date, each of the Loan Parties and each of their respective Subsidiaries has entered into the following Interest Rate Hedges and each of the following has been approved by the Administrative Agent:

(3)	Representations, Warranties and Covenants. The representations and warranties contained in Section 5 of the Credit Agreement and in the other Loan Documents are true and correct on and as of the date of this certificate with the same effect as though such representations and warranties had been made on the date hereof, and each of the Borrower and the other Loan Parties has performed and complied with all covenants and conditions of the Credit Agreement and the other Loan Documents.

(4)	Event of Default or Potential Default. No Event of Default or Potential Default has occurred and is continuing or exists as of the date hereof.

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Signatures follow on next page.

[SIGNATURE PAGE TO COMPLIANCE CERTIFICATE]

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 28th day of January, 2009.

UNDER ARMOUR, INC.,
a Maryland corporation

By:
Printed:
Title: